UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-7440

DIMENSIONAL EMERGING MARKETS VALUE FUND

(Exact name of registrant as specified in charter)

6300 Bee Cave Road, Building One, Austin, TX 78746

(Address of principal executive offices) (Zip code)

Catherine L. Newell, Esquire, President and General Counsel

Dimensional Emerging Markets Value Fund,

6300 Bee Cave Road, Building One, Austin, TX 78746

(Name and address of agent for service)

Registrant’s telephone number, including area code: 512-306-7400

Date of fiscal year end: October 31

Date of reporting period: October 31, 2020

ITEM 1.	REPORTS TO STOCKHOLDERS.

Annual Report

Year Ended: October 31, 2020

DFA INVESTMENT DIMENSIONS GROUP INC. / DIMENSIONAL INVESTMENT GROUP INC. / THE DFA INVESTMENT TRUST COMPANY / DIMENSIONAL EMERGING MARKETS VALUE FUND

DFA Investment Dimensions Group Inc.

Large Cap International Portfolio	DFA International Real Estate Securities Portfolio	World Core Equity Portfolio

International Core Equity Portfolio	DFA Global Real Estate Securities Portfolio	Selectively Hedged Global Equity Portfolio

Global Small Company Portfolio	DFA International Small Cap Value Portfolio	Emerging Markets Portfolio

International Small Company Portfolio	International Vector Equity Portfolio	Emerging Markets Small Cap Portfolio

Japanese Small Company Portfolio	International High Relative Profitability Portfolio	Emerging Markets Value Portfolio

Asia Pacific Small Company Portfolio	World ex U.S. Value Portfolio	Emerging Markets Core Equity Portfolio

United Kingdom Small Company Portfolio	World ex U.S. Core Equity Portfolio	Emerging Markets Targeted Value Portfolio

Continental Small Company Portfolio

Dimensional Investment Group Inc.

DFA International Value Portfolio

The DFA Investment Trust Company

The DFA International Value Series	The Continental Small Company Series

The Japanese Small Company Series	The Canadian Small Company Series

The Asia Pacific Small Company Series	The Emerging Markets Series

The United Kingdom Small Company Series	The Emerging Markets Small Cap Series

Dimensional Emerging Markets Value Fund

See the inside front cover for important information about access to your fund’s annual and semi-annual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Portfolio’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Portfolio or from your financial intermediary. Instead, the reports will be made available on a Portfolio’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically from a Portfolio anytime by contacting the Portfolio’s transfer agent at (888) 576-1167 or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. You can inform a Portfolio that you wish to continue receiving paper copies of your shareholder reports by contacting your financial intermediary or, if you invest directly with the Portfolio, by calling (888) 576-1167, to let the Portfolio know of your request. Your election to receive reports in paper will apply to all DFA Funds held directly or to all funds held through your financial intermediary.

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December 2020

Dear Fellow Shareholder,

As we come to the end of a year that saw an array of challenges, we want to thank you for the honor of serving you. We recognize that your financial assets play a vital role in your future, and we have tremendous gratitude for the faith you place in us by entrusting those assets with Dimensional.

Since the day our firm was founded nearly 40 years ago, we have focused on bringing the great ideas in finance to life for investors. We believe that a sensible, financial science-based approach offers people the best chance at a successful investment experience. With that as a guiding principle, we continue to innovate in the strategies we offer and how they are executed. We look forward to further work on these efforts—if there’s a better way to do something, we want to pursue it.

We also place great value on helping our clients understand what they can expect from us. We strive to be transparent about what we can deliver, and to then excel in our execution.

That’s how we help clients achieve their financial goals. And at Dimensional, we believe that when investors win, we all win. On behalf of over 1,400 employees, we send our deepest appreciation for letting us serve as the investment manager of your assets.

Sincerely,

David P. Butler	Gerard O’Reilly
CO-CHIEF EXECUTIVE OFFICER	CO-CHIEF EXECUTIVE OFFICER and
CHIEF INVESTMENT OFFICER

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ANNUAL REPORT

i

TABLE OF CONTENTS

CONTINUED

This report is submitted for the information of the Portfolio’s shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

ii

DFA INVESTMENT DIMENSIONS GROUP INC.

DIMENSIONAL INVESTMENT GROUP INC.

THE DFA INVESTMENT TRUST COMPANY

DIMENSIONAL EMERGING MARKETS VALUE FUND

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

Schedules of Investments/Summary Schedules of Portfolio Holdings

Investment Abbreviations
ADR	American Depositary Receipt
P.L.C.	Public Limited Company
SA	Special Assessment
REIT	Real Estate Investment Trust
GDR	Global Depositary Receipt
AUD	Australian Dollars
CAD	Canadian Dollars
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pounds
ILS	Israeli New Shekel
JPY	Japanese Yen
NOK	Norwegian Krone
SEK	Swedish Krona

Investment Footnotes
»	Securities that have generally been fair value factored. See Note B to Financial Statements.
‡	Calculated as a percentage of total net assets. Percentages shown parenthetically next to the category headings have been calculated as a percentage of total investments. “Other Securities” are those securities that are not among the top 50 holdings in unaffiliated issuers of the Fund or do not represent more than 1.0% of the net assets of the Fund. Some of the individual securities within this category may include Total or Partial Securities on Loan and/or Non-Income Producing Securities.
#	Total or Partial Securities on Loan.
*	Non-Income Producing Securities.
†	See Note B to Financial Statements.
@	Security purchased with cash collateral received from Securities on Loan.
§	Affiliated Fund.
Ω	Rule 144A, Section 4(2), or other security that is restricted as to resale to institutional investors. This security has been deemed liquid based upon the Fund’s Liquidity Guidelines. The liquidity determination is unaudited.

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

CONTINUED

Financial Highlights

**	The Net Investment Income (Loss) per share and the ratio of Net Investment Income to Average Net Assets includes the current year effect of an estimation related to a one time distribution from a real estate investment trust. Net Investment Income (Loss) per share, Net Gain (Loss) per share and the ratio of Net Investment Income to Average Net Assets would have been $0.39, $2.11 and 3.39%, respectively had the current year effect of this estimation not been considered.
(A)	Computed using average shares outstanding.
(B)	Non-Annualized
(C)	Represents the combined ratios for the respective Portfolio and its respective pro-rata share of its Master Fund(s) and/or Underlying Fund(s).
(D)	Annualized
(E)	Because of commencement of operations and related preliminary transaction costs, these ratios are not necessarily indicative of future ratios.
(F)	Represents the combined ratios for the respective Portfolio and its respective pro-rata share of its Master Fund(s).

All Statements, Schedules and Notes to Financial Statements

—	Amounts designated as — are either zero or rounded to zero.
SEC	Securities and Exchange Commission
u	Commencement of Operations.

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

Large Cap International Portfolio vs.

MSCI World ex USA Index (net dividends)

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2020, all rights reserved.

International Core Equity Portfolio vs.

MSCI World ex USA Index (net dividends)

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2020, all rights reserved.

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

Global Small Company Portfolio vs.

MSCI All Country World Small Cap Index (net dividends)

January 18, 2017-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2020, all rights reserved.

International Small Company Portfolio vs.

MSCI World ex USA Small Cap Index (net dividends)

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2020, all rights reserved.

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

Japanese Small Company Portfolio vs.

MSCI Japan Small Cap Index (net dividends)

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2020, all rights reserved.

Asia Pacific Small Company Portfolio vs.

MSCI Pacific ex Japan Small Cap Index (net dividends)

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2020, all rights reserved.

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

United Kingdom Small Company Portfolio vs.

MSCI United Kingdom Small Cap Index (net dividends)

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2020, all rights reserved.

Continental Small Company Portfolio vs.

MSCI Europe ex UK Small Cap Index (net dividends)

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2020, all rights reserved.

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

DFA International Real Estate Securities Portfolio vs.

S&P Global ex U.S. REIT Index (net dividends)

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Copyright 2020 S&P Dow Jones Indices LLC, a division of S&P Global. All rights reserved.

DFA Global Real Estate Securities Portfolio vs.

S&P Global REIT Index (net dividends)

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Copyright 2020 S&P Dow Jones Indices LLC, a division of S&P Global. All rights reserved.

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

DFA International Small Cap Value Portfolio vs.

MSCI World ex USA Small Cap Index (net dividends)

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2020, all rights reserved.

International Vector Equity Portfolio vs.

MSCI World ex USA Index (net dividends)

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2020, all rights reserved.

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

International High Relative Profitability Portfolio vs.

MSCI World ex USA Index (net dividends)

May 16, 2017-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2020, all rights reserved.

World Ex U.S. Value Portfolio vs.

MSCI All Country World ex USA Index (net dividends)

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2020, all rights reserved.

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

World Ex U.S. Core Equity Portfolio vs.

MSCI All Country World ex USA Index (net dividends)

April 9, 2013-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2020, all rights reserved.

World Core Equity Portfolio vs.

MSCI All Country World Index (net dividends)

March 7, 2012-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2020, all rights reserved.

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

Selectively Hedged Global Equity Portfolio vs.

MSCI All Country World Index (net dividends)

November 14, 2011-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2020, all rights reserved.

Emerging Markets Portfolio vs.

MSCI Emerging Markets Index (net dividends)

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2020, all rights reserved.

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

Emerging Markets Small Cap Portfolio vs.

MSCI Emerging Markets Index (net dividends)

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2020, all rights reserved.

Emerging Markets Value Portfolio — Institutional Class vs.

MSCI Emerging Markets Index (net dividends)

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2020, all rights reserved.

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

Emerging Markets Value Portfolio — Class R2 vs.

MSCI Emerging Markets Index (net dividends)

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2020, all rights reserved.

Emerging Markets Core Equity Portfolio vs.

MSCI Emerging Markets Index (net dividends)

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2020, all rights reserved.

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

Emerging Markets Targeted Value Portfolio vs.

MSCI Emerging Markets Index (net dividends)

November 14, 2018-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2020, all rights reserved.

MANAGEMENT’S DISCUSSION AND ANALYSIS

International Equity Market Review	12 Months Ended October 31, 2020

Performance of non-U.S. developed markets was mostly negative for the period. As measured by the MSCI World ex USA indices, small-cap stocks outperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, outperformed large-cap stocks but underperformed small-cap stocks. Value stocks underperformed growth stocks as measured by the MSCI World ex USA indices.

12 Months Ended October 31, 2020

Return in U.S. Dollars
MSCI World ex USA Index	-6.79%
MSCI World ex USA Mid Cap Index	-3.83%
MSCI World ex USA Small Cap Index	-0.65%
MSCI World ex USA Value Index	-18.72%
MSCI World ex USA Growth Index	5.65%

For the 12 Months Ended October 31, 2020, the U.S. dollar depreciated against most non-U.S. developed markets currencies. Overall, currency movements had a positive impact on the U.S. dollar-denominated returns of developed markets.

12 Months Ended October 31, 2020

Ten Largest Foreign Developed Markets by Market Cap	Local Return	Return in U.S. Dollars
Japan	-2.97%	0.33%
United Kingdom	-22.19%	-22.25%
France	-17.43%	-13.79%
Switzerland	-4.37%	2.95%
Canada	-4.70%	-6.05%
Germany	-10.77%	-6.84%
Australia	-11.01%	-9.29%
Netherlands	4.14%	8.62%
Hong Kong	-8.06%	-7.15%
Sweden	0.79%	9.10%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2020, all rights reserved.

Emerging markets had mostly positive performance for the period, outperforming non-U.S. developed markets but underperforming the U.S. As measured by the MSCI Emerging Markets indices, small-cap stocks underperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, underperformed large-cap stocks and small-cap stocks. Value stocks underperformed growth stocks as measured by the MSCI Emerging Markets indices.

12 Months Ended October 31, 2020

Return in U.S. Dollars
MSCI Emerging Markets Index	8.25%
MSCI Emerging Markets Mid Cap Index	-3.22%
MSCI Emerging Markets Small Cap Index	2.39%
MSCI Emerging Markets Value Index	-8.47%
MSCI Emerging Markets Growth Index	25.97%

For the 12 Months Ended October 31, 2020, the U.S. dollar depreciated against some emerging markets currencies and appreciated against others. Overall, currency movements had a negative impact on the U.S. dollar denominated returns of emerging markets.

12 Months Ended October 31, 2020

Ten Largest Emerging Markets by Market Cap	Local Return	Return in U.S.
Dollars
China	33.57%	35.19%
Taiwan	18.86%	26.49%
Korea	11.33%	14.15%
India	1.83%	-2.54%
Brazil	-11.13%	-38.13%
South Africa	-6.49%	-13.31%
Saudi Arabia	-0.90%	-0.90%
Russia	-14.17%	-29.27%
Thailand	-28.54%	-30.77%
Malaysia	-6.02%	-5.49%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2020, all rights reserved.

For Portfolios investing in non-U.S. equities traded outside of the U.S. market time zone, differences in the valuation timing and methodology between a Portfolio and its benchmark index may impact relative performance over the referenced period. The Portfolios price foreign exchange rates at the closing of the U.S. market, while their benchmark indices use rates at 4 p.m. London time. The Portfolios also may use fair value pricing to price certain portfolio securities at the closing of the U.S. market, while benchmark indices may use local market closing prices. For the one-year period ended October 31, 2020, these differences generally contributed positively to the Portfolios’ relative performance.

Large Cap International Portfolio

The Large Cap International Portfolio invests in developed ex U.S. large company stocks. The investment strategy is process driven, emphasizing broad diversification. with increased exposure to stocks with smaller total market capitalizations, lower relative price (value) stocks, and higher-profitability stocks within the large-cap segment of developed ex U.S. markets. As of October 31, 2020, the Portfolio held approximately 1,330 securities in 22 eligible developed markets. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2020, total returns were -6.05% for the Portfolio and -6.79% for the MSCI World ex USA Index (net dividends), the Portfolio’s benchmark. The Portfolio’s greater emphasis on higher-profitability stocks contributed positively to performance relative to the benchmark, as these stocks generally outperformed lower-profitability stocks. Additionally, the Portfolio’s exclusion of real estate investment trusts (REITs) had a positive impact on relative performance, as REITs generally underperformed in developed ex U.S. markets.

International Core Equity Portfolio

The International Core Equity Portfolio invests in a broadly diversified group of stocks in developed ex U.S. markets, with increased exposure to stocks with smaller market capitalization, lower relative price (value), and higher profitability. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2020, the Portfolio held approximately 5,040 securities in 22 eligible developed markets. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2020, total returns were -6.32% for the Portfolio and -6.79% for the MSCI World ex USA Index (net dividends), the Portfolio’s benchmark. With small-cap stocks outperforming large-cap stocks in developed ex U.S. markets for the period, the Portfolio’s inclusion of and emphasis on small-caps had a positive impact on performance relative to the benchmark, which is composed primarily of large- and mid-cap stocks. The Portfolio’s greater emphasis on higher-profitability stocks contributed positively to relative performance, as higher-profitability stocks generally outperformed lower-profitability stocks. Additionally, the Portfolio’s exclusion of real estate investment trusts (REITs) had a positive impact on relative performance, as REITs generally underperformed in developed ex U.S. markets.

Global Small Company Portfolio

The Global Small Company Portfolio is designed to capture the returns of global small company stocks by purchasing shares of seven funds (which shall be collectively referred to below as the “Underlying Funds”) managed by Dimensional that individually invest in Canada, the United States, the United Kingdom, Europe (including Israel and excluding the U.K.), Japan, the Asia Pacific region (ex Japan), and emerging markets. The Underlying Funds generally exclude stocks with the lowest profitability and highest relative price. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2020, the Underlying Funds collectively held approximately 10,730 securities in 44 eligible developed and emerging markets.

For the 12 months ended October 31, 2020, total returns were -3.75% for the Portfolio and 0.27% for the MSCI All Country World Small Cap Index (net dividends), the Portfolio’s benchmark. The Underlying Funds’ greater emphasis on stocks with smaller market capitalizations had a negative impact on performance relative to the benchmark, as these stocks underperformed. The Underlying Fund’s exclusion of stocks with the lowest profitability and highest relative price also detracted from relative performance, as those stocks outperformed. Conversely, the Underlying Funds’ exclusion of real estate investment trusts (REITs) contributed positively to relative performance, as REITs generally underperformed globally.

International Small Company Portfolio

The International Small Company Portfolio invests in developed ex U.S. small company stocks by purchasing shares of five Master Funds managed by Dimensional that invest individually in Canada, the United Kingdom, Europe (including Israel and excluding the U.K.), Japan, and the Asia Pacific region (ex Japan). The Portfolio generally excluded stocks with the lowest profitability and highest relative price. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2020, the Master Funds collectively held approximately 4,200 securities in 22 eligible developed markets. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2020, total returns were -3.64% for the Portfolio and -0.65% for the MSCI World ex USA Small Cap Index (net dividends), the Portfolio’s benchmark. The Master Funds’ greater emphasis on stocks with smaller market capitalizations had a negative impact on performance relative to the benchmark, as these stocks underperformed. The Master Fund’s exclusion of stocks with the lowest profitability and highest relative price detracted from performance relative to the benchmark, as those stocks outperformed. Conversely, the Master Funds’ exclusion of real estate investment trusts (REITs) contributed positively to relative performance, as REITs generally underperformed in developed ex U.S. markets.

Japanese Small Company Portfolio

The Japanese Small Company Portfolio invests in Japanese small company stocks by purchasing shares of the Japanese Small Company Series, a Master Fund managed by Dimensional that invests in such securities. The Master Fund generally excluded stocks with the lowest profitability and highest relative price. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2020, the Master Fund held approximately 1,710 securities. Average cash exposure throughout the year was less than 1% of the Master Fund’s assets.

For the 12 months ended October 31, 2020, total returns were -2.32% for the Portfolio and -1.46% for the MSCI Japan Small Cap Index (net dividends), the Portfolio’s benchmark. The Master Fund’s greater emphasis on stocks with smaller market capitalizations had a negative impact on performance relative to the benchmark, as these stocks underperformed. The Master Fund’s exclusion of stocks with the lowest profitability and highest relative price had a negative impact on performance relative to the benchmark, as those stocks outperformed. Conversely, the Master Fund’s exclusion of real estate investment trusts (REITs) contributed positively to relative performance, as REITs generally underperformed in Japan.

Asia Pacific Small Company Portfolio

The Asia Pacific Small Company Portfolio invests in small company stocks in Australia, Hong Kong, New Zealand, and Singapore by purchasing shares of the Asia Pacific Small Company Series, a Master Fund managed by Dimensional that invests in such securities. The Master Fund’s greater emphasis on stocks with smaller market capitalizations had a negative impact on performance relative to the benchmark, as these stocks underperformed. The Master Fund generally excluded stocks with the lowest profitability and highest relative price. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2020, the Master Fund held approximately 750 securities in 4 eligible countries. Average cash exposure throughout the year was less than 1% of the Master Fund’s assets.

For the 12 months ended October 31, 2020, total returns were -0.23% for the Portfolio and 3.00% for the MSCI Pacific ex Japan Small Cap Index (net dividends), the Portfolio’s benchmark. The Master Fund’s exclusion of stocks with the lowest profitability and highest relative price had a negative impact on performance relative to the benchmark, as those securities outperformed. Conversely, the Master Fund’s exclusion of real estate investment trusts (REITs) contributed positively to relative performance, as REITs generally underperformed in Asia Pacific (ex Japan) markets.

United Kingdom Small Company Portfolio

The United Kingdom Small Company Portfolio invests in small company stocks in the U.K. by purchasing shares of The United Kingdom Small Company Series, a Master Fund managed by Dimensional that invests in such securities. The Master Fund generally excluded stocks with the lowest profitability and highest relative price. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2020, the Master Fund held approximately 330 securities. Average cash exposure throughout the year was less than 1% of the Master Fund’s assets.

For the 12 months ended October 31, 2020, total returns were -15.27% for the Portfolio and -14.04% for the MSCI United Kingdom Small Cap Index (net dividends), the Portfolio’s benchmark. The Master Fund’s greater emphasis on stocks with smaller market capitalizations had a negative impact on performance relative to the benchmark, as these stocks underperformed. The Master Fund’s exclusion of stocks with the lowest profitability and highest relative price detracted from performance relative to the benchmark, as those securities outperformed for the period. Conversely, the Master Fund’s exclusion of real estate investment trusts (REITs) contributed positively to relative performance, as REITs generally underperformed in the U.K.

Continental Small Company Portfolio

The Continental Small Company Portfolio invests in small company stocks in the developed markets of Europe (excluding the U.K.) and Israel by purchasing shares of the Continental Small Company Series, a Master Fund managed by Dimensional that invests in such securities. The Master Fund generally excluded stocks with the lowest profitability and highest relative price. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2020, the Master Fund held approximately 1,090 securities in 15 eligible countries. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2020, total returns were -2.63% for the Portfolio and 3.14% for the MSCI Europe ex U.K. Small Cap Index (net dividends), the Portfolio’s benchmark. The Master Fund and its benchmark use different methodologies to determine which small-cap stocks are eligible for purchase or to hold. This methodology variance led to country by-country differences between the maximum market capitalization of small-cap stocks bought and held by the Master Fund relative to the benchmark, which in turn led to differences in holdings between the Master Fund and the benchmark. These holdings differences detracted from the Master Fund’s performance relative to the benchmark. The Master Fund’s greater emphasis on stocks with smaller market capitalizations had a negative impact on performance relative to the benchmark, as these stocks underperformed. The Master Fund’s exclusion of stocks with the lowest profitability and highest relative price also detracted from relative performance, as those securities outperformed for the year. Conversely, the Master Fund’s exclusion of real estate investment trusts (REITs) contributed positively to relative performance, as REITs generally underperformed in eligible markets.

Global Real Estate Market Review	12 Months Ended October 31, 2020

Publicly traded global real estate investment trusts (REITs) had negative returns for the period. REITs underperformed U.S., developed non-U.S., and emerging markets equities. The U.S. REIT market, the world’s largest, had negative performance for the period and underperformed non-U.S. REITs. Among non-U.S. REIT markets, Saudi Arabia, New Zealand, and Turkey were among the strongest performers, while Taiwan, South Africa, and France lagged. At the REIT industry level, industrial and specialized REITs generally outperformed, while hotel and resort REITs and retail REITs generally underperformed.

12 Months Ended October 31, 2020

Return in U.S. Dollars

Dow Jones U.S. Select REIT IndexSM	-25.14%
S&P Global ex U.S. REIT Index	-24.67%
S&P Global REIT Index	-22.87%

Source: Returns are of Standard and Poor’s (S&P) indices net of foreign withholding taxes on dividends. Copyright S&P, 2020. All rights reserved. Dow Jones and S&P have different REIT eligibility criteria which can result in performance differences across different indices representing the same region.

For Portfolios investing in non-U.S. REITs and REIT-like securities traded outside of the U.S. market time zone, differences in the valuation timing and methodology between a Portfolio and its benchmark index may impact relative performance over the referenced period. The Portfolios price foreign exchange rates at the closing of the U.S. market, while their benchmark indices use rates at 4 p.m. London time. The Portfolios also may use fair value pricing to price certain portfolio securities at the closing of the U.S. market, while benchmark indices may use local market closing prices. For the one-year period ended October 31, 2020, these differences did not have material overall impact on the Portfolios’ relative performance.

DFA International Real Estate Securities Portfolio

The DFA International Real Estate Securities Portfolio invests in a broadly diversified portfolio of real estate securities in developed ex U.S. and emerging markets. As of October 31, 2020, the Portfolio held approximately 290 securities in 21 eligible developed ex U.S. and emerging markets. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2020, total returns were -23.98% for the Portfolio and -24.67% for the S&P Global ex US REIT Index (net dividends), the Portfolio’s benchmark. Withholding tax rate differences between the Portfolio and the benchmark had a positive impact on performance relative to the benchmark as the Portfolio’s actual tax rate was lower than the assumed tax rates of the benchmark. Additionally, Thailand is not an eligible market for the Portfolio but the benchmark holds Thai securities, which had a positive impact on relative performance as those securities underperformed.

DFA Global Real Estate Securities Portfolio

The DFA Global Real Estate Securities Portfolio invests in a broadly diversified group of real estate securities in domestic and international markets, including emerging markets. As of the date of this report, the Portfolio’s investments included the DFA International Real Estate Securities Portfolio, the DFA Real Estate Securities Portfolio, and individual securities. As of October 31, 2020, the Portfolio held, either directly or through the underlying portfolios, approximately 450 securities in 22 eligible developed and emerging markets. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2020, total returns were -19.28% for the Portfolio and -22.87% for the S&P Global REIT Index (net dividends), the Portfolio’s benchmark. The Portfolio’s broader inclusion of specialized REITs had a positive impact on performance relative to the benchmark as did withholding tax rate differences between the Portfolio and the benchmark.

International Equity Market Review	12 Months Ended October 31, 2020

Performance of non-U.S. developed markets was mostly negative for the period. As measured by the MSCI World ex USA indices, small-cap stocks outperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, outperformed large-cap stocks but underperformed small-cap stocks. Value stocks underperformed growth stocks as measured by the MSCI World ex USA indices.

12 Months Ended October 31, 2020

Return in U.S. Dollars
MSCI World ex USA Index	-6.79%
MSCI World ex USA Mid Cap Index	-3.83%
MSCI World ex USA Small Cap Index	-0.65%
MSCI World ex USA Value Index	-18.72%
MSCI World ex USA Growth Index	5.65%

For the 12 Months Ended October 31, 2020, the U.S. dollar depreciated against most non-U.S. developed markets currencies. Overall, currency movements had a positive impact on the U.S. dollar-denominated returns of developed markets.

12 Months Ended October 31, 2020

Ten Largest Foreign Developed Markets by Market Cap	Local Return	Return in U.S. Dollars
Japan	-2.97%	0.33%
United Kingdom	-22.19%	-22.25%
France	-17.43%	-13.79%
Switzerland	-4.37%	2.95%
Canada	-4.70%	-6.05%
Germany	-10.77%	-6.84%

Australia	-11.01%	-9.29%
Netherlands	4.14%	8.62%
Hong Kong	-8.06%	-7.15%
Sweden	0.79%	9.10%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2020, all rights reserved.

Emerging markets had mostly positive performance for the period, outperforming non-U.S. developed markets but underperforming the U.S. As measured by the MSCI Emerging Markets indices, small-cap stocks underperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, underperformed large-cap stocks and small-cap stocks. Value stocks underperformed growth stocks as measured by the MSCI Emerging Markets indices.

12 Months Ended October 31, 2020

Return in U.S. Dollars
MSCI Emerging Markets Index	8.25%
MSCI Emerging Markets Mid Cap Index	-3.22%
MSCI Emerging Markets Small Cap Index	2.39%
MSCI Emerging Markets Value Index	-8.47%
MSCI Emerging Markets Growth Index	25.97%

For the 12 Months Ended October 31, 2020, the U.S. dollar depreciated against some emerging markets currencies and appreciated against others. Overall, currency movements had a negative impact on the U.S. dollar denominated returns of emerging markets.

12 Months Ended October 31, 2020

Ten Largest Emerging Markets by Market Cap	Local Return	Return in U.S.
Dollars
China	33.57%	35.19%
Taiwan	18.86%	26.49%
Korea	11.33%	14.15%
India	1.83%	-2.54%
Brazil	-11.13%	-38.13%
South Africa	-6.49%	-13.31%
Saudi Arabia	-0.90%	-0.90%
Russia	-14.17%	-29.27%
Thailand	-28.54%	-30.77%
Malaysia	-6.02%	-5.49%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2020, all rights reserved.

For Portfolios investing in non-U.S. equities traded outside of the U.S. market time zone, differences in the valuation timing and methodology between a Portfolio and its benchmark index may impact relative performance over the referenced period. The Portfolios price foreign exchange rates at the closing of the U.S. market, while their benchmark indices use rates at 4 p.m. London time. The Portfolios also may use fair value pricing to price certain portfolio securities at the closing of the U.S. market, while benchmark indices may use local market closing prices. For the one-year period ended October 31, 2020, these differences generally contributed positively to the Portfolios’ relative performance.

DFA International Small Cap Value Portfolio

The DFA International Small Cap Value Portfolio invests in small-cap value stocks in developed ex U.S. markets, with an emphasis on those with higher profitability. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2020, the Portfolio held approximately 1,990 securities in 22 eligible developed markets. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2020, total returns were -13.03% for the Portfolio and -0.65% for the MSCI World ex USA Small Cap Index (net dividends), the Portfolio’s benchmark. With low relative price (value) stocks underperforming high relative price (growth) stocks, the Portfolio’s focus on value stocks detracted from performance relative to the style-neutral benchmark. Conversely, the Portfolio’s exclusion of real estate investment trusts (REITs) had a positive impact on relative performance, as REITs generally underperformed in developed ex U.S. markets.

International Vector Equity Portfolio

The International Vector Equity Portfolio invests in a broadly diversified group of stocks in developed ex U.S. markets, with increased exposure to stocks with smaller market capitalization, lower relative price (value), and higher profitability. The Portfolio’s increased exposure to small capitalization and value stocks may be achieved by decreasing the allocation to or excluding the largest high relative price (growth) stocks in developed ex U.S. markets. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2020, the Portfolio held approximately 4,700 securities in 22 eligible developed markets. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2020, total returns were -8.41% for the Portfolio and -6.79% for the MSCI World ex USA Index (net dividends), the Portfolio’s benchmark. The Portfolio’s greater emphasis on low relative price (value) stocks detracted from performance relative to the benchmark, as value stocks underperformed high relative price (growth) stocks.

International High Relative Profitability Portfolio

The International High Relative Profitability Portfolio invests in developed ex U.S. large-cap stocks with higher profitability. The investment strategy is process driven, emphasizing broad diversification, with increased exposure to stocks with smaller total market capitalizations, lower relative price (value), and higher profitability within the large cap high relative profitability segment of developed ex U.S. markets. As of October 31, 2020, the Portfolio held approximately 530 securities in 22 eligible developed markets. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2020, total returns were 0.80% for the Portfolio and -6.79% for the MSCI World ex USA Index (net dividends), the Portfolio’s benchmark. The Portfolio’s focus on stocks with higher profitability contributed positively to performance relative to the benchmark, as higher-profitability stocks generally outperformed lower profitability stocks for the period. The Portfolio’s exclusion of real estate investment trusts (REITs) also had a positive impact on relative performance, as REITs generally underperformed in developed ex U.S. markets.

World ex U.S. Value Portfolio

The World ex U.S. Value Portfolio is designed to capture the returns of value stocks across all market capitalizations in developed ex U.S. and emerging markets. The Portfolio may pursue its objective by holding direct securities; by purchasing shares of funds managed by Dimensional: the DFA International Value Series, the DFA International Small Cap Value Portfolio, and the Dimensional Emerging Markets Value Fund (the “Underlying Funds”); or by a combination of securities and Underlying Funds. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2020, the Portfolio, directly and through the Underlying Funds, held approximately 5,320 securities in 44 eligible developed ex U.S. and emerging markets.

For the 12 months ended October 31, 2020, total returns were -15.76% for the Portfolio and -2.61% for the MSCI All Country World ex USA Index (net dividends), the Portfolio’s benchmark. The Underlying Funds’ focus on low relative price (value) stocks had a negative impact on performance relative to the style-neutral benchmark, as value stocks underperformed high relative price (growth) stocks globally.

World ex U.S. Core Equity Portfolio

The World ex U.S. Core Equity Portfolio invests in a broadly diversified group of stocks in developed ex U.S. and emerging markets with increased exposure to stocks with smaller market capitalization, lower relative price (value), and higher profitability. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2020, the Portfolio held approximately 9,820 securities in 46 eligible developed ex U.S. and emerging markets. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2020, total returns were -4.42% for the Portfolio and -2.61% for the MSCI All Country World ex USA Index (net dividends), the Portfolio’s benchmark. The Portfolio’s greater emphasis on low relative price (value) stocks detracted from performance relative to the benchmark, as value stocks underperformed high relative price (growth) stocks in developed ex U.S. and emerging markets. Conversely, the Portfolio’s exclusion of real estate investment trusts (REITs) contributed positively to performance, as REITs generally underperformed in developed ex U.S. and emerging markets.

World Core Equity Portfolio

The World Core Equity Portfolio seeks long-term capital appreciation generally by investing in a combination of mutual funds managed by Dimensional. As of the date of this report, the Portfolio’s investments included the U.S. Core Equity 1 Portfolio, International Core Equity Portfolio, and Emerging Markets Core Equity Portfolio (collectively, the “Underlying Funds”). The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2020, the Underlying Funds collectively held more than 13,230 equity securities in 47 eligible developed and emerging markets.

For the 12 months ended October 31, 2020, total returns were 1.25% for the Portfolio and 4.89% for the MSCI All Country World Index (net dividends), the Portfolio’s benchmark. With low relative price (value) stocks underperforming high relative price (growth) stocks globally, the Underlying Funds’ greater emphasis on value stocks had a negative impact on performance relative to the benchmark. With small-caps underperforming large-caps globally for the period, the Underlying Funds’ inclusion of and emphasis on small-cap stocks also detracted from performance relative to the benchmark, which is composed primarily of large- and mid-cap stocks. Conversely, the Underlying Funds’ exclusion of real estate investment trusts (REITs) contributed positively to performance, as REITs generally underperformed.

Selectively Hedged Global Equity Portfolio

The Selectively Hedged Global Equity Portfolio seeks long-term capital appreciation by investing in a combination of other mutual funds managed by Dimensional. As of the date of this report, the Portfolio invests in the U.S. Core Equity 2 Portfolio, International Core Equity Portfolio, and Emerging Markets Core Equity Portfolio (the “Underlying Funds”). The Portfolio hedges foreign currency exposure on a selective basis to capture positive forward currency premiums. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2020, the Underlying Funds collectively held approximately 13,270 securities in 47 eligible developed and emerging markets.

For the 12 months ended October 31, 2020, total returns were 0.47% for the Portfolio and 4.89% for the MSCI All Country World Index (net dividends), the Portfolio’s benchmark. With low relative price (value) stocks generally underperforming high relative price (growth) stocks globally, the Underlying Funds’ greater emphasis on value stocks had a negative impact on performance relative to the benchmark. With small-caps underperforming large-caps globally for the period, the Underlying Funds’ inclusion of and emphasis on small-cap stocks also detracted from performance relative to the benchmark (which is composed primarily of large- and mid-cap stocks). The Portfolio’s strategy of selectively hedging foreign currency exposure detracted from performance relative to the benchmark (which does not hedge currency exposure), as the U.S. dollar generally weakened against the currencies to which the Portfolio had hedged its exposure.

Emerging Markets Portfolio

The Emerging Markets Portfolio invests in large-cap stocks in emerging markets by purchasing shares of The Emerging Markets Series, a Master Fund managed by Dimensional that invests in such securities. The investment strategy is process driven, emphasizing broad diversification with increased exposure to stocks with smaller market capitalizations, lower relative price (value), and higher-profitability within the large-cap segment of emerging markets. As of October 31, 2020, the Master Fund held approximately 1,610 securities in 24 eligible emerging markets. Average cash exposure throughout the year was less than 1% of the Master Fund’s assets.

For the 12 months ended October 31, 2020, total returns were 2.36% for the Portfolio and 8.25% for the MSCI Emerging Markets Index (net dividends), the Portfolio’s benchmark. The Master Fund’s greater emphasis on low relative price (value) stocks had a negative impact on performance relative to the benchmark, as value stocks underperformed high relative price (growth) stocks in emerging markets for the period. The Master Fund’s greater allocation to stocks with smaller market capitalizations within the large cap universe also detracted from relative performance, as these stocks underperformed their larger counterparts for the period.

Emerging Markets Small Cap Portfolio

The Emerging Markets Small Cap Portfolio invests in small company stocks in emerging markets by purchasing shares of The Emerging Markets Small Cap Series, a Master Fund managed by Dimensional that invests in such securities. The Master Fund generally excludes stocks with the lowest profitability and highest relative price. The Master Fund’s investment strategy is process driven, emphasizing broad diversification. As of October 31, 2020, the Master Fund held approximately 4,550 securities in 21 eligible emerging markets. Average cash exposure throughout the year was less than 1% of the Master Fund’s assets.

For the 12 months ended October 31, 2020, total returns were 0.81% for the Portfolio and 8.25% for the MSCI Emerging Markets Index (net dividends), the Portfolio’s benchmark. With small-cap stocks underperforming large-cap stocks in emerging markets, the Master Fund’s inclusion of stocks with smaller market capitalizations detracted from performance relative to the benchmark, which is composed primarily of large- and mid-cap stocks.

Emerging Markets Value Portfolio

The Emerging Markets Value Portfolio invests in value stocks of large and small companies in emerging markets by purchasing shares of the Dimensional Emerging Markets Value Fund, a Master Fund managed by Dimensional that invests in such securities. The investment strategy is process driven, emphasizing broad diversification with increased exposure to stocks with smaller market capitalizations, lower relative price (value), and higher profitability within the value segment of emerging markets. As of October 31, 2020, the Master Fund held approximately 2,870 securities in 22 eligible emerging markets. Average cash exposure throughout the year was less than 1% of the Master Fund’s assets.

For the 12 months ended October 31, 2020, total returns were -9.98% for the Portfolio’s Class R2 shares, -9.75% for the Portfolio’s Institutional Class shares, and 8.25% for the MSCI Emerging Markets Index (net dividends), the Portfolio’s benchmark. The Master Fund’s focus on low relative price (value) stocks had a negative impact on performance relative to the style-neutral benchmark, as value stocks underperformed high relative price (growth) stocks in emerging markets for the period. With small-cap stocks underperforming large-cap stocks, the Master Fund’s inclusion of small-caps also detracted from performance relative to the benchmark, which is composed primarily of large- and mid-cap stocks.

Emerging Markets Core Equity Portfolio

The Emerging Markets Core Equity Portfolio invests in a broadly diversified group of stocks in emerging markets, with increased exposure to stocks with smaller market capitalization, lower relative price (value), and higher profitability. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2020, the Portfolio held approximately 5,600 securities in 24 eligible emerging markets. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2020, total returns were 1.13% for the Portfolio and 8.25% for the MSCI Emerging Markets Index (net dividends), the Portfolio’s benchmark. With low relative price (value) stocks underperforming high relative price (growth) stocks, the Portfolio’s greater emphasis value stocks detracted from performance relative to the benchmark. With small-cap stocks underperforming large-cap stocks in emerging markets for the period, the Portfolio’s inclusion of and emphasis on small-caps also had a negative impact on relative performance, which is composed primarily of large- and mid-cap stocks.

Emerging Markets Targeted Value Portfolio

The Emerging Markets Targeted Value Portfolio invests in value stocks of small- and mid-cap companies in emerging markets. The investment strategy is process driven, emphasizing broad diversification with increased exposure to smaller total market capitalizations, lower relative price (value) stocks, and higher-profitability stocks within the small- and mid-cap value segment of emerging markets. As of October 31, 2020, the Portfolio held approximately 2,180 securities in 21 eligible emerging markets. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2020, total returns were -3.89% for the Portfolio and 8.25% for the MSCI Emerging Markets Index (net dividends), the Portfolio’s benchmark. The Portfolio’s focus on low relative price (value) stocks had a negative impact on performance relative to the style-neutral benchmark, as value stocks underperformed high relative price (growth) stocks in emerging markets for the period. With small-cap and mid-cap stocks underperforming large-cap stocks, the Portfolio’s focus on small- and mid-cap stocks also detracted from relative performance, which is composed primarily of large- and mid-cap stocks.

DFA INVESTMENT DIMENSIONS GROUP INC.

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses and legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Tables below illustrate your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and “Expenses Paid During Period” reflects the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

Six Months Ended October 31, 2020

EXPENSE TABLES

	Beginning Account Value 05/01/20	Ending Account Value 10/31/20	Annualized Expense Ratio (1)	Expenses Paid During Period (1)

Large Cap International Portfolio
Actual Fund Return	$1,000.00	$1,104.70	0.22%	$1.16
Hypothetical 5% Annual Return	$1,000.00	$1,024.03	0.22%	$1.12

International Core Equity Portfolio
Actual Fund Return	$1,000.00	$1,126.60	0.30%	$1.60
Hypothetical 5% Annual Return	$1,000.00	$1,023.63	0.30%	$1.53

DISCLOSURE OF FUND EXPENSES

CONTINUED

	Beginning Account Value 05/01/20	Ending Account Value 10/31/20	Annualized Expense Ratio (1)	Expenses Paid During Period (1)

Global Small Company Portfolio (2)
Actual Fund Return	$1,000.00	$1,168.00	0.47%	$2.56
Hypothetical 5% Annual Return	$1,000.00	$1,022.77	0.47%	$2.39

International Small Company Portfolio (2)
Actual Fund Return	$1,000.00	$1,151.90	0.53%	$2.87
Hypothetical 5% Annual Return	$1,000.00	$1,022.47	0.53%	$2.69

Japanese Small Company Portfolio (3)
Actual Fund Return	$1,000.00	$1,136.50	0.54%	$2.90
Hypothetical 5% Annual Return	$1,000.00	$1,022.42	0.54%	$2.75

Asia Pacific Small Company Portfolio (3)
Actual Fund Return	$1,000.00	$1,219.30	0.54%	$3.01
Hypothetical 5% Annual Return	$1,000.00	$1,022.42	0.54%	$2.75

United Kingdom Small Company Portfolio (3)
Actual Fund Return	$1,000.00	$1,075.60	0.59%	$3.08
Hypothetical 5% Annual Return	$1,000.00	$1,022.17	0.59%	$3.00

Continental Small Company Portfolio (3)
Actual Fund Return	$1,000.00	$1,157.80	0.54%	$2.93
Hypothetical 5% Annual Return	$1,000.00	$1,022.42	0.54%	$2.75

DFA International Real Estate Securities Portfolio
Actual Fund Return	$1,000.00	$1,056.00	0.26%	$1.34
Hypothetical 5% Annual Return	$1,000.00	$1,023.83	0.26%	$1.32

DFA Global Real Estate Securities Portfolio (4)
Actual Fund Return	$1,000.00	$1,025.70	0.24%	$1.22
Hypothetical 5% Annual Return	$1,000.00	$1,023.93	0.24%	$1.22

DFA International Small Cap Value Portfolio
Actual Fund Return	$1,000.00	$1,100.90	0.65%	$3.43
Hypothetical 5% Annual Return	$1,000.00	$1,021.87	0.65%	$3.30

International Vector Equity Portfolio
Actual Fund Return	$1,000.00	$1,126.60	0.47%	$2.51
Hypothetical 5% Annual Return	$1,000.00	$1,022.77	0.47%	$2.39

International High Relative Profitability Portfolio
Actual Fund Return	$1,000.00	$1,129.50	0.30%	$1.61
Hypothetical 5% Annual Return	$1,000.00	$1,023.63	0.30%	$1.53

DISCLOSURE OF FUND EXPENSES

CONTINUED

	Beginning Account Value 05/01/20	Ending Account Value 10/31/20	Annualized Expense Ratio (1)	Expenses Paid During Period (1)

World ex U.S. Value Portfolio (2)
Actual Fund Return	$1,000.00	$1,088.70	0.40%	$2.10
Hypothetical 5% Annual Return	$1,000.00	$1,023.13	0.40%	$2.03

World ex U.S. Core Equity Portfolio
Actual Fund Return	$1,000.00	$1,143.60	0.35%	$1.89
Hypothetical 5% Annual Return	$1,000.00	$1,023.38	0.35%	$1.78

World Core Equity Portfolio (2)
Actual Fund Return	$1,000.00	$1,147.60	0.32%	$1.73
Hypothetical 5% Annual Return	$1,000.00	$1,023.53	0.32%	$1.63

Selectively Hedged Global Equity Portfolio (2)
Actual Fund Return	$1,000.00	$1,140.70	0.36%	$1.94
Hypothetical 5% Annual Return	$1,000.00	$1,023.33	0.36%	$1.83

Emerging Markets Portfolio (3)
Actual Fund Return	$1,000.00	$1,194.00	0.44%	$2.43
Hypothetical 5% Annual Return	$1,000.00	$1,022.93	0.44%	$2.24

Emerging Markets Small Cap Portfolio (3)
Actual Fund Return	$1,000.00	$1,220.00	0.69%	$3.85
Hypothetical 5% Annual Return	$1,000.00	$1,021.67	0.69%	$3.51

Emerging Markets Value Portfolio (3)
Actual Fund Return
Class R2 Shares	$1,000.00	$1,116.60	0.77%	$4.10
Institutional Class Shares	$1,000.00	$1,117.90	0.52%	$2.77
Hypothetical 5% Annual Return
Class R2 Shares	$1,000.00	$1,021.27	0.77%	$3.91
Institutional Class Shares	$1,000.00	$1,022.52	0.52%	$2.64

Emerging Markets Core Equity Portfolio
Actual Fund Return	$1,000.00	$1,196.90	0.49%	$2.71
Hypothetical 5% Annual Return	$1,000.00	$1,022.67	0.49%	$2.49

Emerging Markets Targeted Value Portfolio
Actual Fund Return	$1,000.00	$1,191.40	0.84%	$4.63
Hypothetical 5% Annual Return	$1,000.00	$1,020.91	0.84%	$4.27

(1)

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (366) to reflect the six-month period.

DISCLOSURE OF FUND EXPENSES

CONTINUED

(2)

The Portfolio is a Fund of Funds. The expenses shown reflect the direct expenses of the Fund of Funds and the Fund of Funds’ portion of the expenses of its Underlying Funds (Affiliated Investment Companies).

(3)

The Portfolio is a Feeder Fund. The expenses shown reflect the direct expenses of the Feeder Fund and the allocation of the Feeder Fund’s portion of the expenses of its Master Fund (Affiliated Investment Company).

(4)

The Portfolio invests directly and indirectly through other funds. The expenses shown reflect the direct expenses of the fund and the fund’s portion of the expenses of its Master and/or Underlying Funds (Affiliated Investment Companies).

DFA INVESTMENT DIMENSIONS GROUP INC.

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters as an exhibit to their reports on Form N-PORT. For DFA Investment Dimensions Group Inc., this would be for the fiscal quarters ending January 31 and July 31. Such Form N-PORT filing must be made within 60 days of the end of the quarter. DFA Investment Dimensions Group Inc. filed its most recent Form N-PORT with the SEC on September 29, 2020. They are available upon request,, without charge, by calling collect: (512) 306- 7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC’s website at http://www.sec.gov.

SEC regulations permit a fund to include in its reports to shareholders a “Summary Schedule of Portfolio Holdings” in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund’s 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund’s net assets at the end of the reporting period. The regulations also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

A fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512)306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The SEC requires that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is used. The following table, which presents portfolio holdings as a percentage of total investments before short-term investments and collateral for loaned securities, is provided in compliance with this requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

The categories of industry classification for the Affiliated Investment Companies are represented in their Disclosures of Portfolio Holdings, which are included elsewhere in the report. Refer to the Schedule of Investments/Summary Schedule of Portfolio Holdings for each of the underlying Affiliated Investment Company’s holdings, which reflect the investments by category or country.

FEEDER FUNDS

Affiliated Investment Companies
Japanese Small Company Portfolio	100.0%
Asia Pacific Small Company Portfolio	100.0%
United Kingdom Small Company Portfolio	100.0%
Continental Small Company Portfolio	100.0%
Emerging Markets Portfolio	100.0%
Emerging Markets Small Cap Portfolio	100.0%
Emerging Markets Value Portfolio	100.0%

FUNDS OF FUNDS

Affiliated Investment Companies
Global Small Company Portfolio	100.0%
International Small Company Portfolio	100.0%
World ex U.S. Value Portfolio	100.0%
World Core Equity Portfolio	100.0%
Selectively Hedged Global Equity Portfolio	100.0%

DISCLOSURE OF PORTFOLIO HOLDINGS

CONTINUED

INTERNATIONAL EQUITY PORTFOLIOS

Large Cap International Portfolio
Communication Services	6.5%
Consumer Discretionary	12.9%
Consumer Staples	11.2%
Energy	3.6%
Financials	14.4%
Health Care	11.7%
Industrials	16.1%
Information Technology	7.8%
Materials	10.2%
Real Estate	1.8%
Utilities	3.8%

100.0%

DFA Global Real Estate Securities Portfolio
Affiliated Investment Companies	45.9%
Real Estate	54.1%

100.0%

International High Relative Profitability Portfolio
Communication Services	10.2%
Consumer Discretionary	15.4%
Consumer Staples	14.3%
Energy	1.4%
Financials	4.7%
Health Care	14.4%
Industrials	18.4%
Information Technology	8.8%
Materials	9.4%
Real Estate	0.7%
Utilities	2.3%

100.0%

Emerging Markets Targeted Value Portfolio
Communication Services	4.2%
Consumer Discretionary	11.6%
Consumer Staples	4.4%
Energy	2.8%
Financials	14.6%
Health Care	4.8%
Industrials	17.0%
Information Technology	13.2%
Materials	17.2%
Real Estate	8.4%
Utilities	1.8%

100.0%

International Core Equity Portfolio
Communication Services	6.2%
Consumer Discretionary	14.4%
Consumer Staples	8.5%
Energy	3.6%
Financials	13.8%
Health Care	7.8%
Industrials	18.7%
Information Technology	7.7%
Materials	13.1%
Real Estate	2.7%
Utilities	3.5%

100.0%

DFA International Small Cap Value Portfolio
Communication Services	2.7%
Consumer Discretionary	14.4%
Consumer Staples	4.8%
Energy	5.0%
Financials	20.3%
Health Care	2.7%
Industrials	24.1%
Information Technology	3.7%
Materials	17.2%
Real Estate	3.7%
Utilities	1.4%

100.0%

World ex U.S. Core Equity Portfolio
Communication Services	6.9%
Consumer Discretionary	13.9%
Consumer Staples	8.1%
Energy	4.1%
Financials	14.3%
Health Care	6.8%
Industrials	15.8%
Information Technology	11.2%
Materials	12.0%
Real Estate	3.7%
Utilities	3.2%

100.0%

DFA International Real Estate Securities Portfolio
Real Estate	100.0%

100.0%

International Vector Equity Portfolio
Communication Services	5.1%
Consumer Discretionary	14.2%
Consumer Staples	6.5%
Energy	4.5%
Financials	16.9%
Health Care	5.6%
Industrials	21.1%
Information Technology	7.2%
Materials	13.7%
Real Estate	2.9%
Utilities	2.3%

100.0%

Emerging Markets Core Equity Portfolio
Communication Services	10.6%
Consumer Discretionary	13.8%
Consumer Staples	6.5%
Energy	4.8%
Financials	15.2%
Health Care	4.0%
Industrials	7.7%
Information Technology	20.2%
Materials	10.2%
Real Estate	4.2%
Utilities	2.8%

100.0%

LARGE CAP INTERNATIONAL PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2020

	Shares	Value»	Percentage of Net Assets‡
COMMON STOCKS — (95.9%)
AUSTRALIA — (5.9%)
BHP Group, Ltd.	842,811	$20,203,550	0.4%
Commonwealth Bank of Australia	470,347	22,836,066	0.5%
CSL, Ltd.	137,898	27,918,453	0.6%
Other Securities		212,542,899	4.5%

TOTAL AUSTRALIA		283,500,968	6.0%

AUSTRIA — (0.1%)
Other Securities		4,826,219	0.1%

BELGIUM — (0.9%)
Anheuser-Busch InBev SA	265,831	13,750,419	0.3%
Other Securities		27,813,601	0.6%

TOTAL BELGIUM		41,564,020	0.9%

CANADA — (8.9%)
Canadian National Railway Co.	149,760	14,877,082	0.3%
# Royal Bank of Canada	335,579	23,465,090	0.5%
Royal Bank of Canada	216,240	15,134,638	0.3%
Other Securities		378,134,979	8.1%

TOTAL CANADA		431,611,789	9.2%

DENMARK — (2.5%)
Novo Nordisk A.S., Class B	541,515	34,530,047	0.7%
Other Securities		86,377,814	1.9%

TOTAL DENMARK		120,907,861	2.6%

FINLAND — (1.3%)
Other Securities		61,160,733	1.3%

FRANCE — (9.0%)
Air Liquide SA	137,694	20,136,133	0.4%
* Airbus SE	183,285	13,410,237	0.3%
Kering SA	22,325	13,491,357	0.3%
L’Oreal SA	53,362	17,245,813	0.4%
LVMH Moet Hennessy Louis Vuitton SE	92,526	43,371,349	0.9%
Sanofi	214,267	19,346,883	0.4%
Schneider Electric SE	136,443	16,578,700	0.4%
Total SE	608,182	18,425,913	0.4%
Vinci SA	172,107	13,593,883	0.3%
Other Securities		260,675,632	5.5%

TOTAL FRANCE		436,275,900	9.3%

GERMANY — (6.7%)
* Adidas AG	48,528	14,417,905	0.3%
Daimler AG	270,117	13,961,939	0.3%
Deutsche Post AG	337,563	14,966,861	0.3%
Deutsche Telekom AG	1,271,712	19,328,430	0.4%
SAP SE	248,559	26,517,412	0.6%
Siemens AG	130,592	15,320,535	0.3%

LARGE CAP INTERNATIONAL PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
GERMANY — (Continued)
Other Securities		$217,140,799	4.6%

TOTAL GERMANY		321,653,881	6.8%

HONG KONG — (2.6%)
AIA Group, Ltd.	3,249,000	30,921,296	0.7%
Hong Kong Exchanges & Clearing, Ltd.	349,451	16,745,240	0.4%
Other Securities		75,698,724	1.5%

TOTAL HONG KONG		123,365,260	2.6%

IRELAND — (0.8%)
Other Securities		40,195,468	0.9%

ISRAEL — (0.4%)
Other Securities		21,843,158	0.5%

ITALY — (2.0%)
Enel SpA	2,271,536	18,059,853	0.4%
Other Securities		77,883,513	1.6%

TOTAL ITALY		95,943,366	2.0%

JAPAN — (23.9%)
Daikin Industries, Ltd.	74,200	13,885,285	0.3%
KDDI Corp.	742,300	20,082,919	0.4%
Keyence Corp.	32,904	14,932,575	0.3%
Nintendo Co., Ltd.	30,500	16,491,007	0.4%
NTT DOCOMO, Inc.	481,328	17,922,340	0.4%
Recruit Holdings Co., Ltd.	399,800	15,212,648	0.3%
SoftBank Group Corp.	306,176	19,942,398	0.4%
Sony Corp.	401,800	33,496,629	0.7%
Toyota Motor Corp.	608,523	39,947,641	0.9%
# Toyota Motor Corp., Sponsored ADR	65,041	8,539,233	0.2%
Other Securities		953,957,225	20.3%

TOTAL JAPAN		1,154,409,900	24.6%

NETHERLANDS — (3.7%)
ASML Holding NV	72,895	26,330,403	0.6%
Koninklijke Ahold Delhaize NV	597,549	16,382,264	0.3%
# Unilever NV	268,265	15,123,100	0.3%
Wolters Kluwer NV	167,575	13,567,988	0.3%
Other Securities		107,630,980	2.3%

TOTAL NETHERLANDS		179,034,735	3.8%

NEW ZEALAND — (0.4%)
Other Securities		21,045,262	0.4%

NORWAY — (0.6%)
Other Securities		29,464,155	0.6%

PORTUGAL — (0.2%)
Other Securities		7,487,329	0.2%

LARGE CAP INTERNATIONAL PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
SINGAPORE — (0.7%)
Other Securities		$35,939,775	0.8%

SPAIN — (2.0%)
Iberdrola SA	2,077,556	24,530,901	0.5%
Other Securities		70,289,852	1.5%

TOTAL SPAIN		94,820,753	2.0%

SWEDEN — (3.0%)
Other Securities		144,946,428	3.1%

SWITZERLAND — (8.2%)
Nestle SA	915,482	102,971,482	2.2%
Novartis AG	448,358	34,937,212	0.7%
Roche Holding AG	8,668	2,792,840	0.1%
Roche Holding AG	227,381	73,064,642	1.6%
Other Securities		182,878,074	3.8%

TOTAL SWITZERLAND		396,644,250	8.4%

UNITED KINGDOM — (12.1%)
AstraZeneca P.L.C.	141,555	14,212,896	0.3%
AstraZeneca P.L.C., Sponsored ADR	570,883	28,635,491	0.6%
Diageo P.L.C., Sponsored ADR	105,239	13,700,013	0.3%
Reckitt Benckiser Group P.L.C.	172,565	15,200,993	0.3%
# Rio Tinto P.L.C., Sponsored ADR	267,962	15,212,203	0.3%
Royal Dutch Shell P.L.C., Sponsored ADR, Class B	837,467	20,224,828	0.4%
# Unilever P.L.C., Sponsored ADR	274,641	15,607,848	0.3%
Other Securities		460,143,761	9.9%

TOTAL UNITED KINGDOM		582,938,033	12.4%

TOTAL COMMON STOCKS		4,629,579,243	98.5%

PREFERRED STOCKS — (0.5%)

GERMANY — (0.5%)
Other Securities		22,490,733	0.5%

RIGHTS/WARRANTS — (0.0%)

UNITED KINGDOM — (0.0%)
Other Security		588,083	0.0%

TOTAL INVESTMENT SECURITIES (Cost $3,983,423,495)		4,652,658,059

		Value†

SECURITIES LENDING COLLATERAL — (3.6%)
@§ The DFA Short Term Investment Fund	15,069,216	174,365,896	3.7%

TOTAL INVESTMENTS—(100.0%) (Cost $4,157,749,800)		$4,827,023,955	102.7%

LARGE CAP INTERNATIONAL PORTFOLIO

CONTINUED

As of October 31, 2020, Large Cap International Portfolio had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® Emini Index	267	12/18/20	$44,330,250	$43,583,745	$(746,505)

Total Futures Contracts			$44,330,250	$43,583,745	$(746,505)

Summary of the Portfolio’s investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$5,609,966	$277,891,002	—	$283,500,968
Austria	—	4,826,219	—	4,826,219
Belgium	606,184	40,957,836	—	41,564,020
Canada	427,847,340	3,764,449	—	431,611,789
Denmark	3,864,514	117,043,347	—	120,907,861
Finland	46,937	61,113,796	—	61,160,733
France	4,836,531	431,439,369	—	436,275,900
Germany	14,457,718	307,196,163	—	321,653,881
Hong Kong	550,272	122,814,988	—	123,365,260
Ireland	13,125,467	27,070,001	—	40,195,468
Israel	6,403,851	15,439,307	—	21,843,158
Italy	6,104,440	89,838,926	—	95,943,366
Japan	21,314,917	1,133,094,983	—	1,154,409,900
Netherlands	48,313,641	130,721,094	—	179,034,735
New Zealand	—	21,045,262	—	21,045,262
Norway	52,140	29,412,015	—	29,464,155
Portugal	—	7,487,329	—	7,487,329
Singapore	—	35,939,775	—	35,939,775
Spain	2,514,115	92,306,638	—	94,820,753
Sweden	—	144,946,428	—	144,946,428
Switzerland	28,278,388	368,365,862	—	396,644,250
United Kingdom	167,773,824	415,164,209	—	582,938,033
Preferred Stocks
Germany	—	22,490,733	—	22,490,733
Rights/Warrants
United Kingdom	—	588,083	—	588,083
Securities Lending Collateral	—	174,365,896	—	174,365,896
Futures Contracts**	(746,505)	—	—	(746,505)

TOTAL	$750,953,740	$4,075,323,710	—	$4,826,277,450

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

INTERNATIONAL CORE EQUITY PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2020

	Shares	Value»	Percentage of Net Assets‡
COMMON STOCKS — (95.1%)
AUSTRALIA — (6.5%)
BHP Group, Ltd.	4,074,214	$97,665,537	0.4%
Commonwealth Bank of Australia	1,042,706	50,624,971	0.2%
CSL, Ltd.	345,823	70,014,383	0.3%
Fortescue Metals Group, Ltd.	5,968,860	73,019,990	0.3%
Rio Tinto, Ltd.	692,143	45,026,569	0.2%
Other Securities		1,338,836,051	5.3%

TOTAL AUSTRALIA		1,675,187,501	6.7%

AUSTRIA — (0.4%)
Other Securities		113,638,061	0.5%

BELGIUM — (1.1%)
# Anheuser-BuschInBev SA	913,054	47,228,786	0.2%
Other Securities		241,815,922	1.0%

TOTAL BELGIUM		289,044,708	1.2%

CANADA — (9.1%)
# Bankof Montreal	835,441	49,683,676	0.2%
Canadian Natural Resources, Ltd.	2,874,569	45,849,376	0.2%
Kinross Gold Corp.	8,338,438	66,341,997	0.3%
# KirklandLake Gold, Ltd.	1,396,348	63,618,056	0.3%
# NationalBank of Canada	1,008,670	48,408,286	0.2%
Royal Bank of Canada	858,381	60,021,597	0.3%
Royal Bank of Canada	1,068,243	74,766,328	0.3%
Other Securities		1,950,972,681	7.7%

TOTAL CANADA		2,359,661,997	9.5%

CHINA — (0.0%)
Other Securities		243,369	0.0%

DENMARK — (2.2%)
Novo Nordisk A.S., Class B	891,477	56,845,596	0.2%
Other Securities		510,565,789	2.1%

TOTAL DENMARK		567,411,385	2.3%

FINLAND — (1.7%)
Other Securities		442,698,184	1.8%

FRANCE — (7.4%)
Cie Generale des Etablissements Michelin SCA	610,972	65,985,567	0.3%
#* IngenicoGroup SA	328,454	47,223,576	0.2%
LVMH Moet Hennessy Louis Vuitton SE	248,440	116,455,677	0.5%
Orange SA	4,330,858	48,633,895	0.2%
* PeugeotSA	3,367,636	60,496,910	0.3%
Teleperformance	180,912	54,306,679	0.2%
Total SE	2,092,369	63,391,894	0.3%
Vinci SA	563,434	44,502,872	0.2%
Other Securities		1,422,100,701	5.5%

TOTAL FRANCE		1,923,097,771	7.7%

INTERNATIONAL CORE EQUITY PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
GERMANY — (6.2%)
Allianz SE	283,403	$49,922,740	0.2%
Bayerische Motoren Werke AG	951,135	64,999,355	0.3%
Daimler AG	1,555,981	80,426,303	0.3%
Deutsche Telekom AG	5,414,362	82,291,521	0.3%
Other Securities		1,318,734,586	5.3%

TOTAL GERMANY		1,596,374,505	6.4%

HONG KONG — (2.6%)
AIA Group, Ltd.	7,285,200	69,334,512	0.3%
Other Securities		591,695,012	2.3%

TOTAL HONG KONG		661,029,524	2.6%

IRELAND — (0.9%)
* KingspanGroup P.L.C.	619,289	54,044,888	0.2%
Other Securities		172,489,751	0.7%

TOTAL IRELAND		226,534,639	0.9%

ISRAEL — (0.7%)
Other Securities		179,073,078	0.7%

ITALY — (2.3%)
Other Securities		582,554,463	2.3%

JAPAN — (24.2%)
KDDI Corp.	2,158,400	58,395,489	0.3%
NTT DOCOMO, Inc.	1,433,300	53,369,200	0.2%
SoftBank Group Corp.	2,506,763	163,274,904	0.7%
Sony Corp.	1,141,000	95,121,089	0.4%
Toyota Motor Corp.	2,411,895	158,333,397	0.7%
Other Securities		5,723,037,846	22.7%

TOTAL JAPAN		6,251,531,925	25.0%

NETHERLANDS — (3.4%)
ASML Holding NV	180,590	65,230,914	0.3%
Koninklijke Ahold Delhaize NV	3,769,401	103,341,020	0.4%
# UnileverNV	796,683	44,911,995	0.2%
Wolters Kluwer NV	580,125	46,970,784	0.2%
Other Securities		622,506,743	2.4%

TOTAL NETHERLANDS.		882,961,456	3.5%

NEW ZEALAND — (0.6%)
Other Securities		142,882,517	0.6%

NORWAY — (0.8%)
Other Securities		198,746,127	0.8%

PORTUGAL — (0.2%)
Other Securities		55,136,064	0.2%

SINGAPORE — (0.8%)
Other Securities		218,169,590	0.9%

INTERNATIONAL CORE EQUITY PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
SPAIN — (1.8%)
Iberdrola SA	8,110,077	$95,760,355	0.4%
Other Securities		368,610,393	1.5%

TOTAL SPAIN		464,370,748	1.9%

SWEDEN — (3.0%)
* VolvoAB, Class B	2,990,796	58,132,667	0.2%
Other Securities		721,724,686	2.9%

TOTAL SWEDEN		779,857,353	3.1%

SWITZERLAND — (7.2%)
Nestle SA	2,748,677	309,165,386	1.2%
Novartis AG, Sponsored ADR	953,193	74,425,309	0.3%
Roche Holding AG	634,350	203,836,537	0.8%
Sika AG	258,120	63,498,747	0.3%
Swisscom AG	97,290	49,481,777	0.2%
Other Securities		1,165,742,631	4.7%

TOTAL SWITZERLAND		1,866,150,387	7.5%

UNITED KINGDOM — (12.0%)
AstraZeneca P.L.C., Sponsored ADR	1,444,584	72,460,333	0.3%
# BP P.L.C., Sponsored ADR	3,919,514	60,674,077	0.3%
# HSBC Holdings P.L.C., Sponsored ADR	3,163,564	66,371,573	0.3%
# Rio Tinto P.L.C., Sponsored ADR	1,793,636	101,824,716	0.4%
Royal Dutch Shell P.L.C., Sponsored ADR, Class B	3,281,476	79,247,645	0.3%
Other Securities		2,726,170,961	10.8%

TOTAL UNITED KINGDOM		3,106,749,305	12.4%

UNITED STATES — (0.0%)
Other Security		117,462	0.0%

TOTAL COMMON STOCKS		24,583,222,119	98.5%

PREFERRED STOCKS — (0.6%)

GERMANY — (0.6%)
Volkswagen AG	486,012	70,794,485	0.3%
Other Securities		89,603,134	0.3%

TOTAL GERMANY		160,397,619	0.6%

UNITED KINGDOM — (0.0%)
Other Security		12,071	0.0%

TOTAL PREFERRED STOCKS		160,409,690	0.6%

RIGHTS/WARRANTS — (0.1%)

CANADA — (0.0%)
Other Securities		2,385,955	0.0%

SPAIN — (0.0%)
Other Security		290,076	0.0%

INTERNATIONAL CORE EQUITY PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
UNITED KINGDOM — (0.1%)
Other Security		$2,836,103	0.0%

TOTAL RIGHTS/WARRANTS		5,512,134	0.0%

TOTAL INVESTMENT SECURITIES (Cost $23,838,375,268)		24,749,143,943

		Value†
SECURITIES LENDING COLLATERAL — (4.2%)
@§ The DFA Short Term Investment Fund	94,632,109	1,094,988,135	4.4%

TOTAL INVESTMENTS—(100.0%) (Cost $24,933,131,946)		$25,844,132,078	103.5%

As of October 31, 2020, International Core Equity Portfolio had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® Emini Index	652	12/18/20	$108,289,939	$106,429,220	$(1,860,719)

Total Futures Contracts			$108,289,939	$106,429,220	$(1,860,719)

Summary of the Portfolio’s investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$38,590,121	$1,636,597,380	—	$1,675,187,501
Austria	55,818	113,582,243	—	113,638,061
Belgium	9,045,156	279,999,552	—	289,044,708
Canada	2,348,574,831	11,087,166	—	2,359,661,997
China	—	243,369	—	243,369
Denmark	38,032,631	529,378,754	—	567,411,385
Finland	—	442,698,184	—	442,698,184
France	45,130,248	1,877,967,523	—	1,923,097,771
Germany	54,985,991	1,541,388,514	—	1,596,374,505
Hong Kong	964,267	660,065,257	—	661,029,524
Ireland	34,909,293	191,625,346	—	226,534,639
Israel	22,365,640	156,707,438	—	179,073,078
Italy	15,229,693	567,324,770	—	582,554,463
Japan	111,709,398	6,139,822,527	—	6,251,531,925
Netherlands	129,788,011	753,173,445	—	882,961,456
New Zealand	293,531	142,588,986	—	142,882,517
Norway	7,664,119	191,082,008	—	198,746,127
Portugal	357,219	54,778,845	—	55,136,064
Singapore	6,849	218,162,741	—	218,169,590
Spain	3,884,358	460,486,390	—	464,370,748
Sweden	2,457,196	777,400,157	—	779,857,353
Switzerland	142,178,837	1,723,971,550	—	1,866,150,387

INTERNATIONAL CORE EQUITY PORTFOLIO

CONTINUED

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
United Kingdom	$599,111,609	$2,507,637,696	—	$3,106,749,305
United States	—	117,462	—	117,462
Preferred Stocks
Germany	—	160,397,619	—	160,397,619
United Kingdom	—	12,071	—	12,071
Rights/Warrants
Canada	—	2,385,955	—	2,385,955
Spain	—	290,076	—	290,076
United Kingdom	—	2,836,103	—	2,836,103
Securities Lending Collateral	—	1,094,988,135	—	1,094,988,135
Futures Contracts**	(1,860,719)	—	—	(1,860,719)

TOTAL	$3,603,474,097	$22,238,797,262	—	$25,842,271,359

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

GLOBAL SMALL COMPANY PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2020

	Shares	Value†
AFFILIATED INVESTMENT COMPANIES — (100.0%)
Investment in U.S. Small Cap Portfolio of DFA Investment Dimensions Group Inc	803,093	$24,895,890
Investment in The Emerging Markets Small Cap Series of The DFA Investment Trust Company		5,733,151
Investment in The Continental Small Company Series of The DFA Investment Trust Company		5,130,613
Investment in The Japanese Small Company Series of The DFA Investment Trust Company		3,180,392
Investment in The United Kingdom Small Company Series of The DFA Investment Trust Company		1,853,536
Investment in The Asia Pacific Small Company Series of The DFA Investment Trust Company		1,503,122
Investment in The Canadian Small Company Series of The DFA Investment Trust Company		1,417,491

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES (Cost $43,969,799)		$43,714,195

Summary of the Portfolio’s investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Affiliated Investment Companies	$43,714,195	—	—	$43,714,195

TOTAL	$43,714,195	—	—	$43,714,195

See accompanying Notes to Financial Statements.

INTERNATIONAL SMALL COMPANY PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2020

Value†
AFFILIATED INVESTMENT COMPANIES — (100.0%)
Investment in The Continental Small Company Series of The DFA Investment Trust Company	$4,057,689,728
Investment in The Japanese Small Company Series of The DFA Investment Trust Company	2,472,938,534
Investment in The United Kingdom Small Company Series of The DFA Investment Trust Company	1,457,035,142
Investment in The Asia Pacific Small Company Series of The DFA Investment Trust Company	1,146,647,138
Investment in The Canadian Small Company Series of The DFA Investment Trust Company	946,466,202

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES	$10,080,776,744

As of October 31, 2020, International Small Company Portfolio had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® Emini Index	475	12/18/20	$78,811,800	$77,536,625	$(1,275,175)

Total Futures Contracts			$78,811,800	$77,536,625	$(1,275,175)

Summary of the Portfolio’s investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Affiliated Investment Companies	$10,080,776,744	—	—	$10,080,776,744
Futures Contracts**	(1,275,175)	—	—	(1,275,175)

TOTAL	$10,079,501,569	—	—	$10,079,501,569

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

JAPANESE SMALL COMPANY PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2020

Value†
AFFILIATED INVESTMENT COMPANIES — (100.0%)
Investment in The Japanese Small Company Series of The DFA Investment Trust Company	$467,034,485

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES	$467,034,485

Summary of the Portfolio’s Master Fund’s investments as of October 31, 2020, based on their valuation inputs, is located in this report (See Security Valuation Note).

See accompanying Notes to Financial Statements.

ASIA PACIFIC SMALL COMPANY PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2020

Value†
AFFILIATED INVESTMENT COMPANIES — (100.0%)
Investment in The Asia Pacific Small Company Series of The DFA Investment Trust Company	$378,863,871

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES	$378,863,871

Summary of the Portfolio’s Master Fund’s investments as of October 31, 2020, based on their valuation inputs, is located in this report (See Security Valuation Note).

See accompanying Notes to Financial Statements.

UNITED KINGDOM SMALL COMPANY PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2020

Value†
AFFILIATED INVESTMENT COMPANIES — (100.0%)
Investment in The United Kingdom Small Company Series of The DFA Investment Trust Company	$16,892,837

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES	$16,892,837

Summary of the Portfolio’s Master Fund’s investments as of October 31, 2020, based on their valuation inputs, is located in this report (See Security Valuation Note).

See accompanying Notes to Financial Statements.

CONTINENTAL SMALL COMPANY PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2020

Value†
AFFILIATED INVESTMENT COMPANIES — (100.0%)
Investment in The Continental Small Company Series of The DFA Investment Trust Company	$539,124,853

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES	$539,124,853

Summary of the Portfolio’s Master Fund’s investments as of October 31, 2020, based on their valuation inputs, is located in this report (See Security Valuation Note).

See accompanying Notes to Financial Statements.

DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2020

	Shares	Value»	Percentage of Net Assets‡
COMMON STOCKS — (92.3%)
AUSTRALIA — (18.0%)
Charter Hall Group	5,431,397	$47,093,077	1.0%
Dexus	12,475,576	75,477,814	1.6%
Goodman Group	19,072,383	246,856,800	5.3%
GPT Group (The)	22,487,604	63,690,549	1.4%
Mirvac Group	44,833,141	66,486,256	1.4%
Scentre Group	58,622,741	86,510,715	1.9%
Stockland	26,589,291	71,899,618	1.6%
Vicinity Centres	46,119,137	39,192,370	0.8%
Other Securities		197,503,160	4.3%

TOTAL AUSTRALIA		894,710,359	19.3%

BELGIUM — (3.7%)
Aedifica SA	385,213	38,821,693	0.8%
Cofinimmo SA	312,909	42,526,465	0.9%
Warehouses De Pauw CVA	1,641,998	55,012,302	1.2%
Other Securities		46,259,727	1.0%

TOTAL BELGIUM		182,620,187	3.9%

CANADA — (4.7%)
# Canadian Apartment Properties REIT	1,000,265	32,155,933	0.7%
Other Securities		201,961,130	4.3%

TOTAL CANADA		234,117,063	5.0%

CHINA — (0.2%)
Other Securities		10,478,775	0.2%

FRANCE — (3.4%)
Covivio	614,468	36,591,953	0.8%
# Gecina SA	554,553	68,843,877	1.5%
# Klepierre SA	2,404,190	30,461,301	0.7%
Other Securities		33,470,881	0.6%

TOTAL FRANCE		169,368,012	3.6%

GERMANY — (0.7%)
Other Securities		34,754,830	0.8%

HONG KONG — (4.6%)
Link REIT	24,676,105	188,324,513	4.1%
Other Securities		38,806,166	0.8%

TOTAL HONG KONG		227,130,679	4.9%

IRELAND — (0.4%)
Other Securities		17,847,444	0.4%

ITALY — (0.1%)
Other Securities		3,271,953	0.1%

JAPAN — (26.1%)
Activia Properties, Inc.	7,953	28,734,326	0.6%
Advance Residence Investment Corp.	16,113	47,048,322	1.0%

DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
JAPAN — (Continued)
Daiwa House REIT Investment Corp.	23,269	$53,827,278	1.2%
GLP J-Reit	44,121	68,019,045	1.5%
# Industrial & Infrastructure Fund Investment Corp.	21,049	35,831,429	0.8%
Japan Logistics Fund, Inc.	10,199	28,661,990	0.6%
Japan Real Estate Investment Corp.	15,460	75,764,897	1.6%
Japan Retail Fund Investment Corp.	31,459	45,345,204	1.0%
# Kenedix Office Investment Corp.	5,187	30,000,322	0.6%
Nippon Accommodations Fund, Inc.	5,146	29,479,726	0.6%
# Nippon Building Fund, Inc.	14,206	71,751,675	1.5%
Nippon Prologis REIT, Inc.	24,608	80,995,726	1.7%
Nomura Real Estate Master Fund, Inc.	48,860	58,346,279	1.3%
Orix JREIT, Inc.	30,319	42,610,604	0.9%
# Sekisui House Reit, Inc.	50,069	35,012,877	0.8%
United Urban Investment Corp.	35,700	38,115,816	0.8%
Other Securities		524,375,951	11.3%

TOTAL JAPAN		1,293,921,467	27.8%

MALAYSIA — (0.5%)
Other Securities		27,612,423	0.6%

MEXICO — (1.5%)
# Fibra Uno Administracion S.A. de C.V.	38,682,934	29,415,917	0.6%
Other Securities		45,487,151	1.0%

TOTAL MEXICO		74,903,068	1.6%

NETHERLANDS — (1.9%)
# Unibail-Rodamco-Westfield (BFYM460)	1,213,572	49,126,483	1.1%
Other Securities		43,179,323	0.9%

TOTAL NETHERLANDS		92,305,806	2.0%

NEW ZEALAND — (1.5%)
Other Securities		74,989,759	1.6%

SINGAPORE — (9.6%)
Ascendas Real Estate Investment Trust	33,186,192	70,026,837	1.5%
# CapitaLand Mall Trust	50,660,711	64,215,358	1.4%
Keppel DC REIT	14,296,483	30,354,502	0.7%
# Mapletree Commercial Trust	23,754,206	29,951,116	0.6%
Mapletree Industrial Trust	17,439,758	38,867,124	0.8%
Mapletree Logistics Trust	28,607,456	40,865,530	0.9%
Other Securities		201,333,614	4.3%

TOTAL SINGAPORE		475,614,081	10.2%

SOUTH AFRICA — (1.2%)
Other Securities		58,603,546	1.3%

SPAIN — (1.1%)
Merlin Properties Socimi SA	4,381,606	29,492,762	0.6%
Other Securities		26,534,857	0.6%

TOTAL SPAIN		56,027,619	1.2%

DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
TAIWAN — (0.3%)
Other Securities		$16,159,929	0.4%

TURKEY — (0.2%)
Other Securities		9,552,032	0.2%

UNITED KINGDOM — (12.6%)
Big Yellow Group P.L.C.	2,186,308	31,156,906	0.7%
British Land Co. P.L.C. (The)	11,080,454	50,038,355	1.1%
Derwent London P.L.C.	1,341,890	46,209,966	1.0%
# Land Securities Group P.L.C.	8,773,483	57,887,599	1.2%
LondonMetric Property P.L.C.	11,773,255	32,917,139	0.7%
Safestore Holdings P.L.C.	3,114,018	32,416,846	0.7%
Segro P.L.C.	14,094,509	164,690,007	3.5%
Tritax Big Box REIT P.L.C.	20,913,266	42,432,659	0.9%
* UNITE Group P.L.C. (The)	3,260,016	35,181,129	0.8%
Other Securities		131,617,397	2.8%

TOTAL UNITED KINGDOM		624,548,003	13.4%

TOTAL COMMON STOCKS		4,578,537,035	98.5%

TOTAL INVESTMENT SECURITIES (Cost $5,115,107,005)		4,578,537,035

		Value†
SECURITIES LENDING COLLATERAL — (7.7%)
@§ The DFA Short Term Investment Fund	32,784,321	379,347,377	8.2%

TOTAL INVESTMENTS—(100.0%) (Cost $5,494,423,502)		$4,957,884,412	106.7%

As of October 31, 2020, DFA International Real Estate Securities Portfolio had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® Emini Index	187	12/18/20	$32,202,344	$30,524,945	$(1,677,399)

Total Futures Contracts			$32,202,344	$30,524,945	$(1,677,399)

Summary of the Portfolio’s investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$458,066	$894,252,293	—	$894,710,359
Belgium	—	182,620,187	—	182,620,187
Canada	234,117,063	—	—	234,117,063
China	—	10,478,775	—	10,478,775
France	—	169,368,012	—	169,368,012

DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO

CONTINUED

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Germany	—	$34,754,830	—	$34,754,830
Hong Kong	—	227,130,679	—	227,130,679
Ireland	—	17,847,444	—	17,847,444
Italy	—	3,271,953	—	3,271,953
Japan	—	1,293,921,467	—	1,293,921,467
Malaysia	—	27,612,423	—	27,612,423
Mexico	$74,903,068	—	—	74,903,068
Netherlands	—	92,305,806	—	92,305,806
New Zealand	—	74,989,759	—	74,989,759
Singapore	—	475,614,081	—	475,614,081
South Africa	—	58,603,546	—	58,603,546
Spain	—	56,027,619	—	56,027,619
Taiwan	—	16,159,929	—	16,159,929
Turkey	—	9,552,032	—	9,552,032
United Kingdom	—	624,548,003	—	624,548,003
Securities Lending Collateral	—	379,347,377	—	379,347,377
Futures Contracts**	(1,677,399)	—	—	(1,677,399)

TOTAL	$307,800,798	$4,648,406,215	—	$4,956,207,013

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

DFA GLOBAL REAL ESTATE SECURITIES PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2020

		Shares	Value»	Percentage of Net Assets‡
COMMON STOCKS — (53.6%)
UNITED STATES — (53.6%)
	Alexandria Real Estate Equities, Inc.	502,810	$76,185,771	1.1%
	American Campus Communities, Inc.	557,058	20,867,393	0.3%
	American Homes 4 Rent, Class A	1,151,985	32,566,627	0.4%
	American Tower Corp.	1,735,168	398,481,331	5.5%
#	AvalonBay Communities, Inc.	561,134	78,070,573	1.1%
	Boston Properties, Inc.	579,858	41,987,518	0.6%
	Camden Property Trust	395,058	36,440,150	0.5%
	CoreSite Realty Corp.	172,151	20,547,943	0.3%
	Crown Castle International Corp.	1,634,939	255,377,472	3.5%
	CubeSmart	784,180	26,607,227	0.4%
	CyrusOne, Inc.	474,061	33,682,034	0.5%
	Digital Realty Trust, Inc.	885,428	127,767,232	1.8%
	Duke Realty Corp.	1,477,396	56,126,274	0.8%
	EastGroup Properties, Inc.	159,200	21,186,336	0.3%
	Equinix, Inc.	336,500	246,062,260	3.4%
	Equity LifeStyle Properties, Inc.	692,628	40,996,651	0.6%
	Equity Residential	1,483,968	69,716,817	1.0%
	Essex Property Trust, Inc.	259,989	53,191,150	0.7%
	Extra Space Storage, Inc.	519,649	60,253,302	0.8%
	First Industrial Realty Trust, Inc.	522,323	20,793,679	0.3%
	Gaming and Leisure Properties, Inc.	840,012	30,534,436	0.4%
	Healthcare Trust of America, Inc., Class A	884,544	21,494,419	0.3%
	Healthpeak Properties, Inc.	2,146,229	57,883,796	0.8%
	Host Hotels & Resorts, Inc.	2,798,309	29,326,278	0.4%
	Invitation Homes, Inc.	2,234,793	60,920,453	0.8%
#	Iron Mountain, Inc.	1,168,783	30,458,485	0.4%
	Kilroy Realty Corp.	423,624	19,944,218	0.3%
	Lamar Advertising Co., Class A	349,659	21,664,872	0.3%
	Life Storage, Inc.	189,902	21,677,313	0.3%
	Medical Properties Trust, Inc.	2,145,028	38,224,399	0.5%
	Mid-America Apartment Communities, Inc.	455,808	53,160,831	0.7%
#	National Retail Properties, Inc.	702,392	22,483,568	0.3%
	Omega Healthcare Investors, Inc.	918,650	26,466,311	0.4%
	Prologis, Inc.	2,885,094	286,201,283	4.0%
	Public Storage	614,993	140,876,447	1.9%
	Realty Income Corp.	1,375,641	79,594,588	1.1%
	Regency Centers Corp.	686,719	24,440,315	0.3%
	Rexford Industrial Realty, Inc.	501,030	23,277,854	0.3%
	SBA Communications Corp.	443,093	128,660,914	1.8%
	Simon Property Group, Inc.	1,219,545	76,599,621	1.1%
	STORE Capital Corp.	974,506	25,044,804	0.3%
	Sun Communities, Inc.	392,316	53,994,451	0.7%
	UDR, Inc.	1,196,845	37,389,438	0.5%
	Ventas, Inc.	1,487,025	58,692,877	0.8%
	VEREIT, Inc.	4,362,883	27,049,875	0.4%
	Vornado Realty Trust	634,192	19,488,720	0.3%
	Welltower, Inc.	1,608,880	86,509,478	1.2%
	WP Carey, Inc.	693,357	43,411,082	0.6%
	Other Securities		643,304,224	8.9%

TOTAL UNITED STATES			3,905,683,090	54.0%

DFA GLOBAL REAL ESTATE SECURITIES PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets‡
AFFILIATED INVESTMENT COMPANIES — (45.4%)
DFA International Real Estate Securities Portfolio of DFA Investment Dimensions Group Inc	686,418,396	$2,587,797,354	35.8%
DFA Real Estate Securities Portfolio of DFA Investment Dimensions Group Inc	21,075,018	720,976,350	10.0%

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES		3,308,773,704	45.8%

TOTAL INVESTMENT SECURITIES (Cost $7,526,353,654)		7,214,456,794

SECURITIES LENDING COLLATERAL — (1.0%)
@§ The DFA Short Term Investment Fund	6,235,899	72,155,584	1.0%

TOTAL INVESTMENTS—(100.0%) (Cost $7,598,493,388)		$7,286,612,378	100.8%

Summary of the Portfolio’s investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
United States	$3,905,630,308	$52,782	—	$3,905,683,090
Affiliated Investment Companies	3,308,773,704	—	—	3,308,773,704
Securities Lending Collateral	—	72,155,584	—	72,155,584

TOTAL	$7,214,404,012	$72,208,366	—	$7,286,612,378

See accompanying Notes to Financial Statements.

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2020

	Shares	Value»	Percentage of Net Assets‡
COMMON STOCKS — (95.6%)
AUSTRALIA — (7.6%)
Cleanaway Waste Management, Ltd.	35,410,403	$51,048,380	0.5%
Downer EDI, Ltd.	10,342,407	31,977,826	0.3%
IGO, Ltd.	9,546,016	29,836,362	0.3%
Nine Entertainment Co. Holdings, Ltd.	22,352,125	32,674,128	0.3%
OZ Minerals, Ltd.	6,865,911	71,723,927	0.7%
Other Securities		552,601,412	5.7%

TOTAL AUSTRALIA		769,862,035	7.8%

AUSTRIA — (0.8%)
Other Securities		82,094,265	0.8%

BELGIUM — (1.5%)
* Ackermans & van Haaren NV	364,335	44,847,246	0.5%
Other Securities		109,842,071	1.1%

TOTAL BELGIUM		154,689,317	1.6%

CANADA — (9.8%)
Alamos Gold, Inc., Class A	7,335,819	67,009,621	0.7%
# Canadian Western Bank	1,872,110	34,426,702	0.4%
Centerra Gold, Inc.	4,954,470	43,286,070	0.4%
# Genworth MI Canada, Inc.	1,030,214	34,178,082	0.4%
* IAMGOLD Corp.	9,868,177	36,145,541	0.4%
# Linamar Corp.	950,360	31,065,209	0.3%
#* SSR Mining, Inc.	2,011,450	37,230,629	0.4%
Tourmaline Oil Corp.	2,345,001	30,379,582	0.3%
# TransAlta Corp.	6,330,384	37,536,616	0.4%
Yamana Gold, Inc.	13,241,356	73,645,912	0.8%
Other Securities		567,695,063	5.5%

TOTAL CANADA		992,599,027	10.0%

DENMARK — (2.1%)
* Jyske Bank A.S.	1,162,241	34,632,590	0.4%
Schouw & Co., A.S.	346,020	30,132,091	0.3%
Other Securities		145,937,350	1.4%

TOTAL DENMARK		210,702,031	2.1%

FINLAND — (2.6%)
Kemira Oyj	2,792,209	34,494,696	0.3%
Konecranes Oyj	1,066,526	33,558,057	0.3%
Metsa Board Oyj	4,187,145	35,131,495	0.4%
# Nokian Renkaat Oyj	1,439,643	44,237,239	0.4%
Other Securities		112,551,093	1.2%

TOTAL FINLAND		259,972,580	2.6%

FRANCE — (3.6%)
* Elis SA	2,927,943	32,113,144	0.3%
* Rexel SA	5,590,516	58,860,670	0.6%
Other Securities		271,856,928	2.8%

TOTAL FRANCE		362,830,742	3.7%

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO

CONTINUED

		Shares	Value»	Percentage of Net Assets‡
	GERMANY — (5.8%)
	Aurubis AG	1,173,538	$75,075,288	0.8%
#*	Commerzbank AG	12,261,026	58,035,255	0.6%
	Lanxess AG	1,090,963	55,331,196	0.6%
	Other Securities		400,594,456	4.0%

	TOTAL GERMANY		589,036,195	6.0%

	GREECE — (0.0%)
	Other Securities		2,001	0.0%

	HONG KONG — (2.8%)
	Other Securities		285,818,677	2.9%

	IRELAND — (0.0%)
	Other Securities		4,436,586	0.0%

	ISRAEL — (0.8%)
	Other Securities		81,988,726	0.8%

	ITALY — (3.4%)
#	Buzzi Unicem SpA	1,485,793	32,149,274	0.3%
*	Unipol Gruppo SpA	10,098,772	36,835,847	0.4%
	Other Securities		272,163,182	2.8%

	TOTAL ITALY		341,148,303	3.5%

	JAPAN — (25.5%)
	Shimachu Co., Ltd.	1,004,300	53,084,409	0.5%
	Other Securities		2,531,480,535	25.6%

	TOTAL JAPAN		2,584,564,944	26.1%

	NETHERLANDS — (3.1%)
	APERAM SA	1,236,551	33,184,896	0.3%
	ASR Nederland NV	2,674,123	81,147,541	0.8%
	SBM Offshore NV	4,667,578	75,428,907	0.8%
*Ω	Signify NV	1,786,371	63,407,820	0.6%
	Other Securities		59,372,445	0.7%

	TOTAL NETHERLANDS		312,541,609	3.2%

	NEW ZEALAND — (0.5%)
	Other Securities		51,892,870	0.5%

	NORWAY — (0.8%)
	Other Securities		76,032,619	0.8%

	PORTUGAL — (0.2%)
	Other Securities		20,345,934	0.2%

	SINGAPORE — (1.0%)
	Other Securities		105,174,732	1.1%

	SPAIN — (2.2%)
	Ebro Foods SA	1,792,345	40,130,428	0.4%

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
SPAIN — (Continued)
Other Securities		$181,501,057	1.8%

TOTAL SPAIN		221,631,485	2.2%

SWEDEN — (3.4%)
Other Securities		343,011,307	3.5%

SWITZERLAND — (5.2%)
Allreal Holding AG	281,115	59,539,946	0.6%
Helvetia Holding AG	625,301	49,031,829	0.5%
Siegfried Holding AG	64,976	41,136,871	0.4%
Other Securities		374,010,161	3.8%

TOTAL SWITZERLAND		523,718,807	5.3%

UNITED KINGDOM — (12.9%)
Aggreko P.L.C.	5,413,669	30,855,816	0.3%
Bellway P.L.C.	2,773,677	83,918,089	0.9%
Centamin P.L.C.	31,245,884	50,251,152	0.5%
Close Brothers Group P.L.C.	3,168,810	44,186,390	0.5%
* Grafton Group P.L.C.	5,538,784	48,151,335	0.5%
* Meggitt P.L.C.	8,865,721	31,415,610	0.3%
Pets at Home Group P.L.C.	6,666,241	33,477,768	0.3%
* Redrow P.L.C.	7,039,369	37,953,578	0.4%
Royal Mail P.L.C.	11,498,732	33,845,542	0.4%
* Travis Perkins P.L.C.	5,527,930	75,922,117	0.8%
Vesuvius P.L.C.	7,161,691	37,044,382	0.4%
* Vistry Group P.L.C.	6,680,942	47,140,748	0.5%
Other Securities		751,735,413	7.4%

TOTAL UNITED KINGDOM		1,305,897,940	13.2%

TOTAL COMMON STOCKS		9,679,992,732	97.9%

PREFERRED STOCKS — (0.3%)

GERMANY — (0.3%)
Other Securities		26,152,984	0.3%

RIGHTS/WARRANTS — (0.0%)

CANADA — (0.0%)
Other Security		1,195,196	0.0%

GERMANY — (0.0%)
Other Security		2,884	0.0%

SINGAPORE — (0.0%)
Other Securities		40,190	0.0%

TOTAL RIGHTS/WARRANTS		1,238,270	0.0%

TOTAL INVESTMENT SECURITIES (Cost $10,743,878,713)		9,707,383,986

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO

CONTINUED

	Shares	Value»†	Percentage of Net Assets‡
SECURITIES LENDING COLLATERAL — (4.1%)
@§ The DFA Short Term Investment Fund	36,277,073	$419,762,013	4.2%

TOTAL INVESTMENTS—(100.0%) (Cost $11,163,569,033)		$10,127,145,999	102.4%

As of October 31, 2020, DFA International Small Cap Value Portfolio had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® Emini Index	716	12/18/20	$122,069,615	$116,876,260	$(5,193,355)

Total Futures Contracts			$122,069,615	$116,876,260	$(5,193,355)

Summary of the Portfolio’s investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$439,644	$769,422,391	—	$769,862,035
Austria	—	82,094,265	—	82,094,265
Belgium	575,905	154,113,412	—	154,689,317
Canada	991,973,745	625,282	—	992,599,027
Denmark	—	210,702,031	—	210,702,031
Finland	—	259,972,580	—	259,972,580
France	—	362,830,742	—	362,830,742
Germany	—	589,036,195	—	589,036,195
Greece	—	2,001	—	2,001
Hong Kong	370,503	285,448,174	—	285,818,677
Ireland	—	4,436,586	—	4,436,586
Israel	221,762	81,766,964	—	81,988,726
Italy	—	341,148,303	—	341,148,303
Japan	—	2,584,564,944	—	2,584,564,944
Netherlands	797,313	311,744,296	—	312,541,609
New Zealand	—	51,892,870	—	51,892,870
Norway	113,842	75,918,777	—	76,032,619
Portugal	—	20,345,934	—	20,345,934
Singapore	—	105,174,732	—	105,174,732
Spain	—	221,631,485	—	221,631,485
Sweden	4,556,994	338,454,313	—	343,011,307
Switzerland	—	523,718,807	—	523,718,807
United Kingdom	—	1,305,897,940	—	1,305,897,940
Preferred Stocks
Germany	—	26,152,984	—	26,152,984
Rights/Warrants
Canada	—	1,195,196	—	1,195,196
Germany	—	2,884	—	2,884
Singapore	—	40,190	—	40,190

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO

CONTINUED

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Securities Lending Collateral	—	$419,762,013	—	$419,762,013
Futures Contracts**	$(5,193,355)	—	—	(5,193,355)

TOTAL	$993,856,353	$9,128,096,291	—	$10,121,952,644

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

INTERNATIONAL VECTOR EQUITY PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2020

	Shares	Value»	Percentage of Net Assets‡
COMMON STOCKS — (95.1%)
AUSTRALIA — (6.2%)
BHP Group, Ltd.	178,389	$4,276,275	0.2%
Commonwealth Bank of Australia	93,348	4,532,188	0.2%
Westpac Banking Corp.	360,411	4,561,672	0.2%
Other Securities		161,498,347	5.8%

TOTAL AUSTRALIA		174,868,482	6.4%

AUSTRIA — (0.5%)
Other Securities		15,159,229	0.6%

BELGIUM — (1.1%)
Other Securities		30,931,706	1.1%

CANADA — (9.6%)
Canadian Natural Resources, Ltd.	515,271	8,218,572	0.3%
Kinross Gold Corp.	607,485	4,833,251	0.2%
Magna International, Inc.	136,215	6,961,949	0.3%
Nutrien, Ltd.	126,234	5,135,210	0.2%
Royal Bank of Canada	73,948	5,170,754	0.2%
Other Securities		241,183,244	8.8%

TOTAL CANADA		271,502,980	10.0%

DENMARK — (2.5%)
GN Store Nord A.S.	68,341	4,920,346	0.2%
Pandora A.S.	115,658	9,175,083	0.3%
Other Securities		55,606,024	2.1%

TOTAL DENMARK		69,701,453	2.6%

FINLAND — (1.7%)
Other Securities		47,432,170	1.7%

FRANCE — (6.9%)
Arkema SA	66,054	6,469,312	0.2%
* Atos SE	67,753	4,628,604	0.2%
* Cie de Saint-Gobain	157,949	6,152,668	0.2%
Cie Generale des Etablissements Michelin SCA	86,287	9,319,080	0.4%
Iliad SA	25,004	4,834,066	0.2%
#* Ingenico Group SA	33,176	4,769,890	0.2%
Orange SA	418,182	4,696,025	0.2%
* Peugeot SA	392,822	7,056,736	0.3%
Total SE	308,861	9,357,472	0.4%
Other Securities		136,765,488	4.8%

TOTAL FRANCE		194,049,341	7.1%

GERMANY — (5.9%)
Allianz SE	39,330	6,928,160	0.3%
Brenntag AG	67,385	4,307,005	0.2%
* Commerzbank AG	941,728	4,457,491	0.2%
Daimler AG	115,128	5,950,792	0.2%
# KION Group AG	63,587	4,954,755	0.2%

INTERNATIONAL VECTOR EQUITY PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
GERMANY — (Continued)
Other Securities		$141,036,143	5.0%

TOTAL GERMANY		167,634,346	6.1%

HONG KONG — (2.2%)
Other Securities		63,764,591	2.3%

IRELAND — (1.0%)
# CRH P.L.C., Sponsored ADR	318,075	11,180,336	0.4%
* Flutter Entertainment P.L.C.	32,269	5,590,631	0.2%
Other Securities		11,291,292	0.4%

TOTAL IRELAND		28,062,259	1.0%

ISRAEL — (0.8%)
Other Securities		23,850,910	0.9%

ITALY — (2.7%)
* Intesa Sanpaolo SpA	3,029,136	5,028,680	0.2%
Other Securities		70,614,967	2.6%

TOTAL ITALY		75,643,647	2.8%

JAPAN — (24.2%)
Mitsubishi UFJ Financial Group, Inc.	1,117,000	4,403,108	0.2%
SoftBank Group Corp.	82,100	5,347,483	0.2%
Sony Corp., Sponsored ADR	54,920	4,594,607	0.2%
Toyota Motor Corp.	86,018	5,646,814	0.2%
Toyota Motor Corp., Sponsored ADR	34,806	4,569,680	0.2%
Other Securities		659,697,179	24.1%

TOTAL JAPAN		684,258,871	25.1%

NETHERLANDS — (3.3%)
ASM International NV	34,931	4,989,223	0.2%
ASR Nederland NV	149,446	4,535,010	0.2%
Koninklijke Ahold Delhaize NV	437,995	12,007,969	0.4%
* Randstad NV	117,015	5,838,642	0.2%
*Ω Signify NV	139,981	4,968,671	0.2%
Other Securities		62,388,129	2.3%

TOTAL NETHERLANDS		94,727,644	3.5%

NEW ZEALAND — (0.6%)
Other Securities		15,777,833	0.6%

NORWAY — (0.8%)
Other Securities		21,616,450	0.8%

PORTUGAL — (0.2%)
Other Securities		4,791,030	0.2%

SINGAPORE — (0.8%)
Other Securities		22,673,568	0.8%

SPAIN — (1.8%)
Other Securities		50,925,093	1.9%

INTERNATIONAL VECTOR EQUITY PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
SWEDEN — (3.2%)
Other Securities		$91,291,717	3.3%

SWITZERLAND — (7.0%)
Adecco Group AG	88,563	4,342,592	0.2%
Julius Baer Group, Ltd.	99,709	4,437,572	0.2%
Nestle SA	126,847	14,267,483	0.5%
Novartis AG, Sponsored ADR	70,669	5,517,836	0.2%
Swisscom AG	8,588	4,367,864	0.2%
Zurich Insurance Group AG	14,535	4,827,736	0.2%
Other Securities		160,095,814	5.8%

TOTAL SWITZERLAND		197,856,897	7.3%

UNITED KINGDOM — (12.1%)
BP P.L.C.	2,171,504	5,538,819	0.2%
British American Tobacco P.L.C.	154,373	4,892,909	0.2%
BT Group P.L.C.	3,746,165	4,920,022	0.2%
# HSBC Holdings P.L.C., Sponsored ADR	320,826	6,730,929	0.3%
* Kingfisher P.L.C	1,314,662	4,889,207	0.2%
Royal Dutch Shell P.L.C., Sponsored ADR, Class B	293,891	7,097,468	0.3%
Other Securities		308,491,427	11.2%

TOTAL UNITED KINGDOM		342,560,781	12.6%

TOTAL COMMON STOCKS		2,689,080,998	98.7%

PREFERRED STOCKS — (0.5%)

GERMANY — (0.5%)
Volkswagen AG	37,294	5,432,396	0.2%
Other Securities		9,930,309	0.4%

TOTAL GERMANY		15,362,705	0.6%

UNITED KINGDOM — (0.0%)
Other Security		2,216	0.0%

TOTAL PREFERRED STOCKS		15,364,921	0.6%

RIGHTS/WARRANTS — (0.0%)

CANADA — (0.0%)
Other Securities		241,843	0.0%

SPAIN — (0.0%)
Other Security		44,174	0.0%

UNITED KINGDOM — (0.0%)
Other Security		166,096	0.0%

TOTAL RIGHTS/WARRANTS		452,113	0.0%

TOTAL INVESTMENT SECURITIES (Cost $2,586,114,073)		2,704,898,032

INTERNATIONAL VECTOR EQUITY PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets‡
SECURITIES LENDING COLLATERAL — (4.4%)
@§ The DFA Short Term Investment Fund	10,697,191	$123,777,192	4.6%

TOTAL INVESTMENTS—(100.0%) (Cost $2,709,863,371)		$2,828,675,224	103.9%

Summary of the Portfolio’s investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$483,095	$174,385,387	—	$174,868,482
Austria	—	15,159,229	—	15,159,229
Belgium	723,527	30,208,179	—	30,931,706
Canada	270,200,371	1,302,609	—	271,502,980
Denmark	—	69,701,453	—	69,701,453
Finland	—	47,432,170	—	47,432,170
France	194,617	193,854,724	—	194,049,341
Germany	7,480,574	160,153,772	—	167,634,346
Hong Kong	248,755	63,515,836	—	63,764,591
Ireland	11,180,336	16,881,923	—	28,062,259
Israel	1,963,112	21,887,798	—	23,850,910
Italy	4,235,945	71,407,702	—	75,643,647
Japan	11,522,140	672,736,731	—	684,258,871
Netherlands	7,747,969	86,979,675	—	94,727,644
New Zealand	12,931	15,764,902	—	15,777,833
Norway	65,633	21,550,817	—	21,616,450
Portugal	—	4,791,030	—	4,791,030
Singapore	4,248	22,669,320	—	22,673,568
Spain	1,664,071	49,261,022	—	50,925,093
Sweden	327,130	90,964,587	—	91,291,717
Switzerland	14,340,761	183,516,136	—	197,856,897
United Kingdom	34,161,329	308,399,452	—	342,560,781
Preferred Stocks
Germany	—	15,362,705	—	15,362,705
United Kingdom	—	2,216	—	2,216
Rights/Warrants
Canada	—	241,843	—	241,843
Spain	—	44,174	—	44,174
United Kingdom	—	166,096	—	166,096
Securities Lending Collateral	—	123,777,192	—	123,777,192

TOTAL	$366,556,544	$2,462,118,680	—	$2,828,675,224

See accompanying Notes to Financial Statements.

INTERNATIONAL HIGH RELATIVE PROFITABILITY PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2020

	Shares	Value»	Percentage of Net Assets‡
COMMON STOCKS — (96.1%)
AUSTRALIA — (5.9%)
BHP Group, Ltd.	250,101	$5,995,328	0.4%
# BHP Group, Ltd., Sponsored ADR	234,341	11,274,146	0.8%
CSL, Ltd.	77,414	15,673,028	1.1%
Woolworths Group, Ltd.	253,239	6,812,205	0.5%
Other Securities		49,777,922	3.3%

TOTAL AUSTRALIA		89,532,629	6.1%

AUSTRIA — (0.0%)
Other Security		736,303	0.0%

BELGIUM — (0.8%)
Other Securities		12,301,441	0.8%

CANADA — (8.2%)
Canadian National Railway Co.	81,933	8,139,182	0.6%
Canadian Natural Resources, Ltd.	457,803	7,284,713	0.5%
National Bank of Canada	138,986	6,670,243	0.5%
Other Securities		101,441,246	6.8%

TOTAL CANADA		123,535,384	8.4%

DENMARK — (2.3%)
Novo Nordisk A.S., Class B	460,979	29,394,618	2.0%
Other Securities		4,736,817	0.3%

TOTAL DENMARK		34,131,435	2.3%

FINLAND — (1.1%)
Other Securities		16,948,580	1.1%

FRANCE — (9.6%)
Air Liquide SA	47,519	6,949,097	0.5%
Capgemini SE	56,846	6,563,882	0.4%
Kering SA	14,579	8,810,325	0.6%
Legrand SA	92,541	6,849,820	0.5%
LVMH Moet Hennessy Louis Vuitton SE	59,150	27,726,426	1.9%
Orange SA	658,647	7,396,356	0.5%
Vinci SA	108,246	8,549,818	0.6%
Other Securities		72,370,197	4.8%

TOTAL FRANCE		145,215,921	9.8%

GERMANY — (7.4%)
* Adidas AG	32,418	9,631,545	0.6%
Deutsche Post AG	218,448	9,685,543	0.7%
Deutsche Telekom AG	803,082	12,205,841	0.8%
# E.ON SE	886,740	9,234,657	0.6%
SAP SE	91,993	9,814,234	0.7%
Other Securities		60,336,139	4.1%

TOTAL GERMANY		110,907,959	7.5%

HONG KONG — (2.6%)
Hong Kong Exchanges & Clearing, Ltd.	248,737	11,919,156	0.8%

INTERNATIONAL HIGH RELATIVE PROFITABILITY PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
HONG KONG — (Continued)
Other Securities		$26,858,445	1.8%

TOTAL HONG KONG		38,777,601	2.6%

IRELAND — (0.6%)
Other Securities		8,441,899	0.6%

ISRAEL — (0.3%)
Other Securities		5,200,119	0.4%

ITALY — (1.7%)
Other Securities		25,297,731	1.7%

JAPAN — (24.1%)
Daikin Industries, Ltd.	49,600	9,281,808	0.6%
Fast Retailing Co., Ltd.	10,400	7,254,433	0.5%
Hoya Corp.	74,600	8,419,124	0.6%
Kao Corp.	103,100	7,340,585	0.5%
KDDI Corp.	413,300	11,181,827	0.8%
Murata Manufacturing Co., Ltd.	102,400	7,181,174	0.5%
Nintendo Co., Ltd.	23,900	12,922,461	0.9%
NTT DOCOMO, Inc.	247,500	9,215,710	0.6%
Recruit Holdings Co., Ltd.	220,700	8,397,778	0.6%
Softbank Corp.	604,400	7,033,683	0.5%
SoftBank Group Corp.	216,000	14,068,895	1.0%
Sony Corp.	299,100	24,934,897	1.7%
Tokyo Electron, Ltd.	31,900	8,562,305	0.6%
Other Securities		227,641,781	15.2%

TOTAL JAPAN		363,436,461	24.6%

NETHERLANDS — (3.7%)
Koninklijke Ahold Delhaize NV	293,223	8,038,933	0.5%
Unilever NV	277,189	15,677,810	1.1%
# Unilever NV	62,170	3,504,755	0.2%
Wolters Kluwer NV	127,654	10,335,718	0.7%
Other Securities		17,678,333	1.2%

TOTAL NETHERLANDS		55,235,549	3.7%

NEW ZEALAND — (0.3%)
Other Securities		4,257,784	0.3%

NORWAY — (0.6%)
Other Securities		8,622,661	0.6%

PORTUGAL — (0.1%)
Other Security		999,578	0.1%

SINGAPORE — (0.8%)
Other Securities		12,708,741	0.9%

SPAIN — (1.7%)
Other Securities		25,466,495	1.7%

SWEDEN — (2.7%)
Other Securities		41,167,374	2.8%

INTERNATIONAL HIGH RELATIVE PROFITABILITY PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
SWITZERLAND — (9.7%)
Geberit AG	13,431	$7,644,513	0.5%
Nestle SA	279,289	31,413,837	2.1%
Partners Group Holding AG	7,244	6,521,815	0.5%
Roche Holding AG	6,863	2,211,266	0.2%
Roche Holding AG	181,530	58,331,278	4.0%
Sika AG	36,778	9,047,563	0.6%
Swisscom AG	12,782	6,500,936	0.4%
Other Securities		23,752,413	1.6%

TOTAL SWITZERLAND		145,423,621	9.9%

UNITED KINGDOM — (11.9%)
Ashtead Group P.L.C.	208,344	7,528,991	0.5%
AstraZeneca P.L.C.	67,346	6,761,907	0.5%
AstraZeneca P.L.C., Sponsored ADR	352,883	17,700,611	1.2%
Compass Group P.L.C.	680,403	9,313,173	0.6%
Diageo P.L.C.	80,730	2,609,020	0.2%
# Diageo P.L.C., Sponsored ADR	104,919	13,658,355	0.9%
# Rio Tinto P.L.C., Sponsored ADR	245,564	13,940,668	1.0%
SSE P.L.C.	438,250	7,187,072	0.5%
Unilever P.L.C.	48,760	2,778,775	0.2%
# Unilever P.L.C., Sponsored ADR	217,630	12,367,913	0.8%
Other Securities		85,655,303	5.8%

TOTAL UNITED KINGDOM		179,501,788	12.2%

TOTAL COMMON STOCKS		1,447,847,054	98.1%

PREFERRED STOCKS — (0.7%)

GERMANY — (0.7%)
Other Securities		11,085,920	0.8%

TOTAL INVESTMENT SECURITIES (Cost $1,366,850,188)		1,458,932,974

		Value†
SECURITIES LENDING COLLATERAL — (3.2%)
@§ The DFA Short Term Investment Fund	4,156,702	48,097,198	3.2%

TOTAL INVESTMENTS—(100.0%) (Cost $1,414,940,426)		$1,507,030,172	102.1%

As of October 31, 2020, International High Relative Profitability Portfolio had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® Emini Index	70	12/18/20	$11,571,298	$11,426,450	$(144,848)

Total Futures Contracts			$11,571,298	$11,426,450	$(144,848)

INTERNATIONAL HIGH RELATIVE PROFITABILITY PORTFOLIO

CONTINUED

Summary of the Portfolio’s investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$11,274,146	$78,258,483	—	$89,532,629
Austria	—	736,303	—	736,303
Belgium	—	12,301,441	—	12,301,441
Canada	123,535,384	—	—	123,535,384
Denmark	—	34,131,435	—	34,131,435
Finland	—	16,948,580	—	16,948,580
France	626,498	144,589,423	—	145,215,921
Germany	—	110,907,959	—	110,907,959
Hong Kong	—	38,777,601	—	38,777,601
Ireland	2,526,512	5,915,387	—	8,441,899
Israel	2,502,718	2,697,401	—	5,200,119
Italy	2,842,409	22,455,322	—	25,297,731
Japan	—	363,436,461	—	363,436,461
Netherlands	16,721,707	38,513,842	—	55,235,549
New Zealand	—	4,257,784	—	4,257,784
Norway	—	8,622,661	—	8,622,661
Portugal	—	999,578	—	999,578
Singapore	—	12,708,741	—	12,708,741
Spain	—	25,466,495	—	25,466,495
Sweden	—	41,167,374	—	41,167,374
Switzerland	77,370	145,346,251	—	145,423,621
United Kingdom	65,310,004	114,191,784	—	179,501,788
Preferred Stocks
Germany	—	11,085,920	—	11,085,920
Securities Lending Collateral	—	48,097,198	—	48,097,198
Futures Contracts**	(144,848)	—	—	(144,848)

TOTAL	$225,271,900	$1,281,613,424	—	$1,506,885,324

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

WORLD EX U.S. VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2020

	Shares	Value†
AFFILIATED INVESTMENT COMPANIES — (100.0%)
Investment in The DFA International Value Series of The DFA Investment Trust Company		$122,844,811
Investment in Dimensional Emerging Markets Value Fund		65,121,466
Investment in DFA International Small Cap Value Portfolio of DFA Investment Dimensions Group Inc.	1,207,732	18,901,004

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES (Cost $233,102,688)		$206,867,281

Summary of the Portfolio’s investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Affiliated Investment Companies	$206,867,281	—	—	$206,867,281

TOTAL	$206,867,281	—	—	$206,867,281

See accompanying Notes to Financial Statements.

WORLD EX U.S. CORE EQUITY PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2020

	Shares	Value»	Percentage of Net Assets‡
COMMON STOCKS — (95.7%)
AUSTRALIA — (4.2%)
BHP Group, Ltd.	352,621	$8,452,899	0.3%
Commonwealth Bank of Australia	97,789	4,747,806	0.2%
CSL, Ltd.	28,867	5,844,334	0.2%
Other Securities		119,597,074	3.6%

TOTAL AUSTRALIA		138,642,113	4.3%

AUSTRIA — (0.3%)
Other Securities		9,801,387	0.3%

BELGIUM — (0.7%)
Other Securities		24,066,061	0.8%

BRAZIL — (1.2%)
Vale SA	628,010	6,627,106	0.2%
Other Securities		31,630,097	1.0%

TOTAL BRAZIL		38,257,203	1.2%

CANADA — (6.4%)
Canadian National Railway Co.	47,248	4,698,814	0.2%
Royal Bank of Canada	120,786	8,445,863	0.3%
Royal Bank of Canada	97,598	6,830,884	0.2%
Other Securities		191,649,764	5.9%

TOTAL CANADA		211,625,325	6.6%

CHILE — (0.2%)
Other Securities		5,207,103	0.2%

CHINA — (11.5%)
* Alibaba Group Holding, Ltd., Sponsored ADR	44,024	13,413,673	0.4%
China Construction Bank Corp., Class H	10,450,000	7,201,231	0.2%
China Mobile, Ltd.	1,070,500	6,547,755	0.2%
CNOOC, Ltd.	5,213,000	4,769,664	0.2%
Industrial & Commercial Bank of China, Ltd., Class H	8,614,000	4,891,581	0.2%
Ping An Insurance Group Co. of China, Ltd., Class H	878,500	9,083,403	0.3%
Tencent Holdings, Ltd.	442,200	33,786,560	1.1%
Other Securities		298,807,712	9.2%

TOTAL CHINA		378,501,579	11.8%

COLOMBIA — (0.1%)
Other Securities		1,952,422	0.1%

CZECH REPUBLIC — (0.0%)
Other Securities		853,212	0.0%

DENMARK — (1.5%)
Novo Nordisk A.S., Class B	144,089	9,187,926	0.3%
Other Securities		40,304,594	1.2%

TOTAL DENMARK		49,492,520	1.5%

WORLD EX U.S. CORE EQUITY PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
EGYPT — (0.0%)
Other Securities		$241,882	0.0%

FINLAND — (1.1%)
Other Securities		36,701,588	1.1%

FRANCE — (5.0%)
LVMH Moet Hennessy Louis Vuitton SE	21,810	10,223,387	0.3%
Orange SA	433,198	4,864,649	0.2%
* Peugeot SA	268,680	4,826,623	0.2%
Total SE	225,223	6,823,516	0.2%
Vinci SA	66,251	5,232,840	0.2%
Other Securities		133,991,725	4.1%

TOTAL FRANCE		165,962,740	5.2%

GERMANY — (4.2%)
Allianz SE	28,309	4,986,760	0.2%
Bayerische Motoren Werke AG	72,976	4,987,087	0.2%
Daimler AG	102,531	5,299,672	0.2%
Deutsche Telekom AG	336,042	5,107,417	0.2%
Other Securities		117,456,782	3.5%

TOTAL GERMANY		137,837,718	4.3%

GREECE — (0.0%)
Other Securities		1,427,401	0.0%

HONG KONG — (1.8%)
AIA Group, Ltd.	562,200	5,350,555	0.2%
Other Securities		55,370,749	1.7%

TOTAL HONG KONG		60,721,304	1.9%

HUNGARY — (0.1%)
Other Securities		2,051,402	0.1%

INDIA — (3.4%)
Infosys, Ltd.	347,300	4,974,878	0.2%
Reliance Industries, Ltd.	297,354	8,283,595	0.3%
Other Securities		98,935,713	3.0%

TOTAL INDIA		112,194,186	3.5%

INDONESIA — (0.5%)
Other Securities		14,730,945	0.5%

IRELAND — (0.7%)
# CRH P.L.C., Sponsored ADR	228,603	8,035,395	0.3%
Other Securities		15,892,371	0.4%

TOTAL IRELAND		23,927,766	0.7%

ISRAEL — (0.5%)
Other Securities		16,875,750	0.5%

ITALY — (1.5%)
Other Securities		50,755,952	1.6%

WORLD EX U.S. CORE EQUITY PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
JAPAN — (16.1%)
NTT DOCOMO, Inc.	181,600	$6,761,911	0.2%
SoftBank Group Corp.	138,244	9,004,353	0.3%
Sony Corp.	104,000	8,670,108	0.3%
Toyota Motor Corp.	226,064	14,840,365	0.5%
Other Securities		491,517,983	15.2%

TOTAL JAPAN		530,794,720	16.5%

MALAYSIA — (0.6%)
Other Securities		20,309,018	0.6%

MEXICO — (0.7%)
Other Securities		22,426,915	0.7%

NETHERLANDS — (2.2%)
ASML Holding NV	20,610	7,444,538	0.2%
Koninklijke Ahold Delhaize NV	261,210	7,161,265	0.2%
Other Securities		57,668,093	1.9%

TOTAL NETHERLANDS		72,273,896	2.3%

NEW ZEALAND — (0.4%)
Other Securities		12,970,022	0.4%

NORWAY — (0.5%)
Other Securities		16,996,291	0.5%

PERU — (0.0%)
Other Securities		262,369	0.0%

PHILIPPINES — (0.3%)
Other Securities		8,364,575	0.3%

POLAND — (0.2%)
Other Securities		7,043,506	0.2%

PORTUGAL — (0.1%)
Other Securities		4,071,244	0.1%

QATAR — (0.2%)
Other Securities		5,021,658	0.2%

RUSSIA — (0.2%)
Other Securities		7,471,392	0.2%

SAUDI ARABIA — (0.6%)
Other Securities		20,349,595	0.6%

SINGAPORE — (0.6%)
Other Securities		19,873,284	0.6%

SOUTH AFRICA — (1.4%)
Gold Fields, Ltd., Sponsored ADR	439,903	4,808,140	0.2%
Other Securities		42,406,543	1.3%

TOTAL SOUTH AFRICA		47,214,683	1.5%

WORLD EX U.S. CORE EQUITY PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
SOUTH KOREA — (4.1%)
Samsung Electronics Co., Ltd.	661,530	$33,252,208	1.1%
SK Hynix, Inc.	79,671	5,652,088	0.2%
Other Securities		97,105,766	2.9%

TOTAL SOUTH KOREA		136,010,062	4.2%

SPAIN — (1.3%)
Iberdrola SA	559,782	6,609,669	0.2%
Other Securities		35,027,868	1.1%

TOTAL SPAIN		41,637,537	1.3%

SWEDEN — (2.2%)
* Volvo AB, Class B	272,897	5,304,350	0.2%
Other Securities		66,215,784	2.0%

TOTAL SWEDEN		71,520,134	2.2%

SWITZERLAND — (5.1%)
Nestle SA	285,492	32,111,537	1.0%
Novartis AG	100,236	7,810,648	0.3%
Roche Holding AG	58,789	18,890,748	0.6%
Sika AG	19,260	4,738,052	0.2%
Other Securities		103,550,816	3.1%

TOTAL SWITZERLAND		167,101,801	5.2%

TAIWAN — (4.9%)
Taiwan Semiconductor Manufacturing Co., Ltd.	1,170,000	17,701,718	0.6%
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR	129,369	10,850,178	0.4%
Other Securities		133,439,713	4.0%

TOTAL TAIWAN		161,991,609	5.0%

THAILAND — (0.6%)
Other Securities		21,113,427	0.7%

TURKEY — (0.2%)
Other Securities		5,799,476	0.2%

UNITED ARAB EMIRATES — (0.1%)
Other Securities		3,658,919	0.1%

UNITED KINGDOM — (8.2%)
AstraZeneca P.L.C., Sponsored ADR	149,455	7,496,663	0.3%
BP P.L.C., Sponsored ADR	317,435	4,913,894	0.2%
# HSBC Holdings P.L.C., Sponsored ADR	263,052	5,518,831	0.2%
# Rio Tinto P.L.C., Sponsored ADR	172,914	9,816,328	0.3%
Royal Dutch Shell P.L.C., Sponsored ADR, Class B	345,386	8,341,072	0.3%
Other Securities		235,104,354	7.2%

TOTAL UNITED KINGDOM		271,191,142	8.5%

UNITED STATES — (0.0%)
Other Security		21,081	0.0%

TOTAL COMMON STOCKS		3,157,315,915	98.3%

WORLD EX U.S. CORE EQUITY PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
PREFERRED STOCKS — (0.7%)
BRAZIL — (0.3%)
Other Securities		$9,053,801	0.3%

CHILE — (0.0%)
Other Securities		200,088	0.0%

COLOMBIA — (0.0%)
Other Securities		223,562	0.0%

GERMANY — (0.4%)
Other Securities		11,787,766	0.4%

SOUTH KOREA — (0.0%)
Other Security		1,160	0.0%

UNITED KINGDOM — (0.0%)
Other Security		1,240	0.0%

TOTAL PREFERRED STOCKS		21,267,617	0.7%

RIGHTS/WARRANTS — (0.0%)

BRAZIL — (0.0%)
Other Security		2,608	0.0%

CANADA — (0.0%)
Other Securities		64,111	0.0%

FRANCE — (0.0%)
Other Security		204	0.0%

GERMANY — (0.0%)
Other Security		468	0.0%

MALAYSIA — (0.0%)
Other Securities		24,292	0.0%

SOUTH KOREA — (0.0%)
Other Securities		90,036	0.0%

SPAIN — (0.0%)
Other Security		41,758	0.0%

TAIWAN — (0.0%)
Other Securities		2,547	0.0%

THAILAND — (0.0%)
Other Securities		4,523	0.0%

UNITED KINGDOM — (0.0%)
Other Security		294,275	0.0%

TOTAL RIGHTS/WARRANTS		524,822	0.0%

TOTAL INVESTMENT SECURITIES (Cost $3,168,410,046)		3,179,108,354

WORLD EX U.S CORE EQUITY PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets‡

SECURITIES LENDING COLLATERAL — (3.6%)
@§ The DFA Short Term Investment Fund	10,292,665	$119,096,422	3.7%

TOTAL INVESTMENTS—(100.0%) (Cost $3,287,477,314)		$3,298,204,776	102.7%

As of October 31, 2020, World ex U.S. Core Equity Portfolio had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® Emini Index	103	12/18/20	$17,411,351	$16,813,205	$(598,146)

Total Futures Contracts			$17,411,351	$16,813,205	$(598,146)

Summary of the Portfolio’s investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$1,022,772	$137,619,341	—	$138,642,113
Austria	—	9,801,387	—	9,801,387
Belgium	616,194	23,449,867	—	24,066,061
Brazil	38,257,203	—	—	38,257,203
Canada	210,649,893	975,432	—	211,625,325
Chile	1,004,156	4,202,947	—	5,207,103
China	53,902,024	324,599,555	—	378,501,579
Colombia	1,952,422	—	—	1,952,422
Czech Republic	—	853,212	—	853,212
Denmark	—	49,492,520	—	49,492,520
Egypt	112,131	129,751	—	241,882
Finland	—	36,701,588	—	36,701,588
France	732,593	165,230,147	—	165,962,740
Germany	1,993,363	135,844,355	—	137,837,718
Greece	1,813	1,425,588	—	1,427,401
Hong Kong	327,079	60,394,225	—	60,721,304
Hungary	—	2,051,402	—	2,051,402
India	2,315,340	109,878,846	—	112,194,186
Indonesia	135,238	14,595,707	—	14,730,945
Ireland	8,035,395	15,892,371	—	23,927,766
Israel	2,017,654	14,858,096	—	16,875,750
Italy	115,467	50,640,485	—	50,755,952
Japan	2,600,152	528,194,568	—	530,794,720
Malaysia	—	20,309,018	—	20,309,018
Mexico	22,426,736	179	—	22,426,915
Netherlands	11,547,279	60,726,617	—	72,273,896
New Zealand	—	12,970,022	—	12,970,022
Norway	123,861	16,872,430	—	16,996,291
Peru	262,369	—	—	262,369
Philippines	22,611	8,341,964	—	8,364,575
Poland	—	7,043,506	—	7,043,506

WORLD EX U.S CORE EQUITY PORTFOLIO

CONTINUED

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Portugal	—	$4,071,244	—	$4,071,244
Qatar	—	5,021,658	—	5,021,658
Russia	$3,790,808	3,680,584	—	7,471,392
Saudi Arabia	43,693	20,305,902	—	20,349,595
Singapore	—	19,873,284	—	19,873,284
South Africa	7,715,667	39,499,016	—	47,214,683
South Korea	1,184,602	134,825,460	—	136,010,062
Spain	316,443	41,321,094	—	41,637,537
Sweden	186,836	71,333,298	—	71,520,134
Switzerland	9,488,876	157,612,925	—	167,101,801
Taiwan	11,017,475	150,974,134	—	161,991,609
Thailand	21,113,427	—	—	21,113,427
Turkey	—	5,799,476	—	5,799,476
United Arab Emirates	—	3,658,919	—	3,658,919
United Kingdom	57,828,104	213,363,038	—	271,191,142
United States	—	21,081	—	21,081
Preferred Stocks
Brazil	9,053,801	—	—	9,053,801
Chile	—	200,088	—	200,088
Colombia	223,562	—	—	223,562
Germany	—	11,787,766	—	11,787,766
South Korea	—	1,160	—	1,160
United Kingdom	—	1,240	—	1,240
Rights/Warrants
Brazil	—	2,608	—	2,608
Canada	—	64,111	—	64,111
France	—	204	—	204
Germany	—	468	—	468
Malaysia	—	24,292	—	24,292
South Korea	—	90,036	—	90,036
Spain	—	41,758	—	41,758
Taiwan	—	2,547	—	2,547
Thailand	—	4,523	—	4,523
United Kingdom	—	294,275	—	294,275
Securities Lending Collateral	—	119,096,422	—	119,096,422
Futures Contracts**	(598,146)	—	—	(598,146)

TOTAL	$481,538,893	$2,816,067,737	—	$3,297,606,630

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

WORLD CORE EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2020

	Shares	Value†
AFFILIATED INVESTMENT COMPANIES — (99.9%)
Investment in U.S. Core Equity 1 Portfolio of DFA Investment Dimensions Group Inc.	17,279,785	$436,141,765
Investment in International Core Equity Portfolio of DFA Investment Dimensions Group Inc.	19,096,191	230,681,992
Investment in Emerging Markets Core Equity Portfolio of DFA Investment Dimensions Group Inc.	5,023,803	102,184,162

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES (Cost $645,866,189)		$769,007,919

TEMPORARY CASH INVESTMENTS — (0.1%)
State Street Institutional U.S. Government Money Market Fund, 0.026% (Cost $671,264)	671,264	671,264

TOTAL INVESTMENTS — (100.0%) (Cost $646,537,453)		$769,679,183

Summary of the Portfolio’s investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Affiliated Investment Companies	$769,007,919	—	—	$769,007,919
Temporary Cash Investments	671,264	—	—	671,264

TOTAL	$769,679,183	—	—	$769,679,183

See accompanying Notes to Financial Statements.

SELECTIVELY HEDGED GLOBAL EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2020

	Shares	Value†
AFFILIATED INVESTMENT COMPANIES — (100.0%)
Investment in U.S. Core Equity 2 Portfolio of DFA Investment Dimensions Group Inc.	6,484,693	$147,786,159
Investment in International Core Equity Portfolio of DFA Investment Dimensions Group Inc.	6,603,003	79,764,273
Investment in Emerging Markets Core Equity Portfolio of DFA Investment Dimensions Group Inc.	2,838,422	57,733,511

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES (Cost $220,790,573)		$285,283,943

As of October 31, 2020, Selectively Hedged Global Equity Portfolio had entered into the following forward currency contracts and the net unrealized forward currency gain (loss) is reflected in the accompanying financial statements:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Foreign Exchange Appreciation (Depreciation)
GBP	359,386	USD	464,855	Barclays Capital	11/03/20	$729
USD	485,430	GBP	372,150	Citibank, N.A.	11/03/20	3,310
GBP	381,644	USD	489,168	Goldman Sachs International	11/03/20	5,252
USD	523,152	ILS	1,777,000	JP Morgan	11/17/20	2,295
USD	1,705,475	DKK	10,569,891	Bank of America Corp.	11/30/20	50,876
USD	115,190	DKK	725,092	Citibank, N.A.	11/30/20	1,685
USD	614,250	NOK	5,713,661	Goldman Sachs International	12/30/20	15,848
USD	20,709,985	EUR	17,611,927	Barclays Capital	01/07/21	164,685
USD	5,094,786	AUD	7,169,000	Citibank, N.A.	01/20/21	53,630
SEK	1,607,347	USD	180,564	Citibank, N.A.	01/21/21	263
USD	7,499,794	SEK	28,066,048	JP Morgan	01/21/21	99,892
CAD	406,357	USD	304,003	State Street Bank and Trust	01/21/21	1,124

Total Appreciation						$399,589

USD	9,559,808	GBP	7,415,912	Citibank, N.A.	11/03/20	$(47,502)
GBP	7,047,032	USD	9,129,994	State Street Bank and Trust	11/03/20	(567)
ILS	132,239	USD	39,258	Citibank, N.A.	11/17/20	(498)
DKK	671,463	USD	106,894	Citibank, N.A.	11/30/20	(1,784)
NOK	5,713,661	USD	618,315	UBS AG	12/30/20	(19,913)
USD	8,929,588	GBP	6,890,000	State Street Bank and Trust	12/31/20	(770)
CHF	345,383	USD	379,261	Bank of America Corp.	01/07/21	(1,785)
USD	5,607,366	CHF	5,139,880	Bank of New York Mellon Corp.	01/07/21	(10,106)
EUR	928,491	USD	1,090,523	Societe Generale	01/07/21	(7,386)
USD	18,742,922	JPY	1,968,857,758	Bank of America Corp.	01/13/21	(83,128)

Total (Depreciation)						$(173,439)

Total Appreciation (Depreciation)						$226,150

SELECTIVELY HEDGED GLOBAL EQUITY PORTFOLIO

CONTINUED

As of October 31, 2020, Selectively Hedged Global Equity Portfolio had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® Emini Index	21	12/18/20	$3,521,889	$3,427,935	$(93,954)

Total Futures Contracts			$3,521,889	$3,427,935	$(93,954)

Summary of the Portfolio’s investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Affiliated Investment Companies	$285,283,943	—	—	$285,283,943
Forward Currency Contracts**	—	$226,150	—	226,150
Futures Contracts**	(93,954)	—	—	(93,954)

TOTAL	$285,189,989	$226,150	—	$285,416,139

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

EMERGING MARKETS PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2020

Value†
AFFILIATED INVESTMENT COMPANIES — (100.0%)
Investment in The Emerging Markets Series of The DFA Investment Trust Company	$5,657,882,166

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES	$5,657,882,166

Summary of the Portfolio’s Master Fund’s investments as of October 31, 2020, based on their valuation inputs, is located in this report (See Security Valuation Note).

See accompanying Notes to Financial Statements.

EMERGING MARKETS SMALL CAP PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2020

Value†
AFFILIATED INVESTMENT COMPANIES — (100.0%)
Investment in The Emerging Markets Small Cap Series of The DFA Investment Trust Company	$4,901,220,721

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES	$4,901,220,721

Summary of the Portfolio’s Master Fund’s investments as of October 31, 2020, based on their valuation inputs, is located in this report (See Security Valuation Note).

See accompanying Notes to Financial Statements.

EMERGING MARKETS VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2020

Value†
AFFILIATED INVESTMENT COMPANIES — (100.0%)
Investment in Dimensional Emerging Markets Value Fund	$12,662,141,783

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES	$12,662,141,783

Summary of the Portfolio’s Master Fund’s investments as of October 31, 2020, based on their valuation inputs, is located in this report (See Security Valuation Note).

See accompanying Notes to Financial Statements.

EMERGING MARKETS CORE EQUITY PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2020

		Shares	Value»	Percentage of Net Assets‡
COMMON STOCKS — (97.2%)
BRAZIL — (3.8%)
	Magazine Luiza SA	13,113,688	$56,290,162	0.2%
	Petroleo Brasileiro SA	19,448,656	64,400,084	0.3%
	Vale SA	17,407,141	183,689,715	0.8%
	Other Securities		648,589,058	2.5%

TOTAL BRAZIL			952,969,019	3.8%

CHILE — (0.7%)
	Other Securities		167,274,845	0.7%

CHINA — (34.5%)
*	Alibaba Group Holding, Ltd., Sponsored ADR	2,528,930	770,539,682	3.1%
*	Baidu, Inc., Sponsored ADR	630,238	83,853,166	0.4%
#	Bank of China, Ltd., Class H	203,461,702	64,265,632	0.3%
	BYD Co., Ltd., Class H	3,243,300	65,562,658	0.3%
	China Construction Bank Corp., Class H	333,485,302	229,809,077	0.9%
	China Merchants Bank Co., Ltd., Class H	19,361,646	100,853,514	0.4%
	China Mobile, Ltd.	14,262,500	87,237,144	0.4%
	China Mobile, Ltd., Sponsored ADR	2,903,118	89,212,816	0.4%
	China Overseas Land & Investment, Ltd.	22,770,033	57,193,544	0.2%
	China Petroleum & Chemical Corp., Class H	144,228,400	56,317,000	0.2%
	China Resources Land, Ltd.	14,146,610	57,854,901	0.3%
	China Shenhua Energy Co., Ltd., Class H	28,497,000	49,375,051	0.2%
	CNOOC, Ltd.	66,903,000	61,213,281	0.3%
	Geely Automobile Holdings, Ltd.	29,475,000	60,566,869	0.3%
	Industrial & Commercial Bank of China, Ltd., Class H	260,523,725	147,942,056	0.6%
*	JD.com, Inc., ADR	933,460	76,095,659	0.3%
*	Meituan Dianping, Class B	1,960,500	73,085,789	0.3%
#	NetEase, Inc., ADR	1,143,858	99,275,436	0.4%
*	New Oriental Education & Technology Group, Inc., Sponsored ADR	336,236	53,925,530	0.2%
*	NIO, Inc., ADR	2,486,207	76,028,210	0.3%
#	Ping An Insurance Group Co. of China, Ltd., Class H	30,207,000	312,330,514	1.3%
	Sino Biopharmaceutical, Ltd.	48,739,495	49,372,810	0.2%
	Sunac China Holdings, Ltd.	15,572,000	57,712,174	0.3%
	Tencent Holdings, Ltd.	17,216,900	1,315,467,717	5.3%
*	Vipshop Holdings, Ltd., ADR	3,141,441	67,226,837	0.3%
	Xinyi Solar Holdings, Ltd.	28,249,834	51,608,076	0.2%
	Yum China Holdings, Inc.	1,301,003	69,252,390	0.3%
	Other Securities		4,368,043,258	17.2%

TOTAL CHINA			8,651,220,791	34.9%

COLOMBIA — (0.2%)
	Other Securities		41,789,900	0.2%

CZECH REPUBLIC — (0.1%)
	Other Securities		28,040,143	0.1%

EGYPT — (0.1%)
	Other Securities		16,427,844	0.1%

GREECE — (0.2%)
	Other Securities		45,306,234	0.2%

EMERGING MARKETS CORE EQUITY PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
HONG KONG — (0.2%)
Other Securities		$58,580,878	0.2%

HUNGARY — (0.2%)
Other Securities		54,622,576	0.2%

INDIA — (11.0%)
HCL Technologies, Ltd.	4,417,982	50,433,219	0.2%
* HDFC Bank, Ltd.	5,989,118	95,552,894	0.4%
Hindustan Unilever, Ltd.	2,248,958	62,994,011	0.3%
Housing Development Finance Corp., Ltd.	2,926,564	75,823,884	0.3%
Infosys, Ltd.	8,238,838	118,016,738	0.5%
Infosys, Ltd., Sponsored ADR	7,138,068	101,860,230	0.4%
Reliance Industries, Ltd.	9,603,552	267,532,744	1.1%
Tata Consultancy Services, Ltd.	2,426,638	87,414,434	0.4%
Other Securities		1,893,212,711	7.5%

TOTAL INDIA		2,752,840,865	11.1%

INDONESIA — (1.8%)
Other Securities		456,971,964	1.8%

MALAYSIA — (2.1%)
Other Securities		517,680,915	2.1%

MEXICO — (2.2%)
# Grupo Mexico S.A.B. de C.V., Class B	18,002,447	51,330,080	0.2%
Other Securities		500,834,854	2.0%

TOTAL MEXICO		552,164,934	2.2%

PERU — (0.1%)
Other Securities		21,130,689	0.1%

PHILIPPINES — (0.9%)
Other Securities		235,788,762	1.0%

POLAND — (0.7%)
Other Securities		170,267,118	0.7%

QATAR — (0.1%)
Other Securities		36,282,054	0.1%

RUSSIA — (0.8%)
Other Securities		206,152,309	0.8%

SAUDI ARABIA — (1.3%)
Other Securities		320,899,770	1.3%

SOUTH AFRICA — (4.2%)
Gold Fields, Ltd., Sponsored ADR	7,820,734	85,480,623	0.4%
# MTN Group, Ltd.	14,341,540	51,206,615	0.2%
Naspers, Ltd., Class N	463,620	90,511,338	0.4%
Standard Bank Group, Ltd.	8,280,680	54,146,469	0.2%
Other Securities		783,662,597	3.1%

TOTAL SOUTH AFRICA		1,065,007,642	4.3%

EMERGING MARKETS CORE EQUITY PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
SOUTH KOREA — (13.4%)
LG Electronics, Inc.	869,500	$64,638,147	0.3%
Samsung Electronics Co., Ltd.	19,583,730	984,388,104	4.0%
SK Hynix, Inc.	2,287,099	162,253,318	0.7%
Other Securities		2,136,945,062	8.5%

TOTAL SOUTH KOREA		3,348,224,631	13.5%

TAIWAN — (16.0%)
Hon Hai Precision Industry Co., Ltd.	26,398,403	71,595,904	0.3%
Taiwan Semiconductor Manufacturing Co., Ltd.	41,439,652	626,968,405	2.5%
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR	5,081,623	426,195,721	1.7%
Other Securities		2,890,791,773	11.7%

TOTAL TAIWAN		4,015,551,803	16.2%

THAILAND — (1.9%)
Other Securities		485,085,248	2.0%

TURKEY — (0.6%)
Other Securities		139,725,670	0.6%

UNITED ARAB EMIRATES — (0.1%)
Other Securities		26,871,155	0.1%

UNITED STATES — (0.0%)
Other Security		172,039	0.0%

TOTAL COMMON STOCKS		24,367,049,798	98.3%

PREFERRED STOCKS — (1.0%)

BRAZIL — (0.9%)
Petroleo Brasileiro SA	28,735,931	94,852,436	0.4%
Other Securities		133,823,726	0.5%

TOTAL BRAZIL		228,676,162	0.9%

CHILE — (0.0%)
Other Securities		4,036,441	0.0%

COLOMBIA — (0.1%)
Other Securities		8,361,863	0.1%

SOUTH KOREA — (0.0%)
Other Security		189,077	0.0%

TOTAL PREFERRED STOCKS		241,263,543	1.0%

RIGHTS/WARRANTS — (0.0%)

BRAZIL — (0.0%)
Other Securities		64,192	0.0%

MALAYSIA — (0.0%)
Other Securities		463,989	0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
SOUTH KOREA — (0.0%)
Other Securities		$1,544,775	0.0%

TAIWAN — (0.0%)
Other Securities		56,874	0.0%

THAILAND — (0.0%)
Other Securities		112,853	0.0%

TOTAL RIGHTS/WARRANTS		2,242,683	0.0%

TOTAL INVESTMENT SECURITIES (Cost $20,614,695,802)		24,610,556,024

		Value†
SECURITIES LENDING COLLATERAL — (1.8%)
@§ The DFA Short Term Investment Fund	38,661,524	447,352,497	1.8%

TOTAL INVESTMENTS—(100.0%) (Cost $21,061,939,395)		$25,057,908,521	101.1%

As of October 31, 2020, Emerging Markets Core Equity Portfolio had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® Emini Index.	905	12/18/20	$155,623,087	$147,727,675	$(7,895,412)

Total Futures Contracts			$155,623,087	$147,727,675	$(7,895,412)

Summary of the Portfolio’s investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Brazil	$952,969,019	—	—	$952,969,019
Chile	46,377,839	$120,897,006	—	167,274,845
China	1,757,353,830	6,893,866,961	—	8,651,220,791
Colombia	41,789,900	—	—	41,789,900
Czech Republic	—	28,040,143	—	28,040,143
Egypt	1,630,684	14,797,160	—	16,427,844
Greece	6,737	45,299,497	—	45,306,234
Hong Kong	6,792,380	51,788,498	—	58,580,878
Hungary	88,352	54,534,224	—	54,622,576
India	174,449,847	2,578,391,018	—	2,752,840,865
Indonesia	13,748,358	443,223,606	—	456,971,964
Malaysia	—	517,680,915	—	517,680,915
Mexico	552,145,140	19,794	—	552,164,934
Peru	21,130,688	1	—	21,130,689
Philippines	5,318,933	230,469,829	—	235,788,762
Poland	—	170,267,118	—	170,267,118
Qatar	—	36,282,054	—	36,282,054

EMERGING MARKETS CORE EQUITY PORTFOLIO

CONTINUED

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Russia	$20,862,520	$185,289,789	—	$206,152,309
Saudi Arabia	474,305	320,425,465	—	320,899,770
South Africa	170,766,397	894,241,245	—	1,065,007,642
South Korea	63,879,327	3,284,345,304	—	3,348,224,631
Taiwan	440,790,265	3,574,761,538	—	4,015,551,803
Thailand	485,085,248	—	—	485,085,248
Turkey	624,108	139,101,562	—	139,725,670
United Arab Emirates	—	26,871,155	—	26,871,155
United States	—	172,039	—	172,039
Preferred Stocks
Brazil	228,676,162	—	—	228,676,162
Chile	—	4,036,441	—	4,036,441
Colombia	8,361,863	—	—	8,361,863
South Korea	—	189,077	—	189,077
Rights/Warrants
Brazil	—	64,192	—	64,192
Malaysia	—	463,989	—	463,989
South Korea	—	1,544,775	—	1,544,775
Taiwan.	—	56,874	—	56,874
Thailand	—	112,853	—	112,853
Securities Lending Collateral	—	447,352,497	—	447,352,497
Futures Contracts**	(7,895,412)	—	—	(7,895,412)

TOTAL	$4,985,426,490	$20,064,586,619	—	$25,050,013,109

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

EMERGING MARKETS TARGETED VALUE PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2020

		Shares	Value»	Percentage of Net Assets‡
	COMMON STOCKS — (98.1%)
	BRAZIL — (3.0%)
	Sul America SA	82,071	$571,985	0.3%
	Other Securities		4,589,349	2.7%

	TOTAL BRAZIL		5,161,334	3.0%

	CHILE — (0.5%)
	Other Securities		768,684	0.5%

	CHINA — (29.1%)
	China Conch Venture Holdings, Ltd.	148,000	659,015	0.4%
*Ω	China International Capital Corp., Ltd., Class H	328,400	767,335	0.5%
	China Jinmao Holdings Group, Ltd.	1,102,000	558,331	0.3%
	China National Building Material Co., Ltd., Class H	998,000	1,148,759	0.7%
	China Resources Cement Holdings, Ltd.	382,000	500,202	0.3%
	China Taiping Insurance Holdings Co., Ltd.	397,600	600,434	0.4%
	China Unicom Hong Kong, Ltd.	780,000	480,784	0.3%
	Fosun International, Ltd.	652,500	787,915	0.5%
	Great Wall Motor Co., Ltd., Class H	330,000	534,293	0.3%
#*	JinkoSolar Holding Co., Ltd., ADR	9,125	531,987	0.3%
#	JOYY, Inc., ADR	8,665	791,808	0.5%
	Kingboard Holdings, Ltd.	158,500	536,847	0.3%
	Kunlun Energy Co., Ltd.	730,000	472,604	0.3%
	Minth Group, Ltd.	156,000	645,527	0.4%
	Nine Dragons Paper Holdings, Ltd.	436,000	581,551	0.4%
	PICC Property & Casualty Co., Ltd., Class H	844,000	572,834	0.4%
	Shimao Group Holdings, Ltd.	149,500	529,576	0.3%
*	SINA Corp.	10,908	467,408	0.3%
	Sinopharm Group Co., Ltd., Class H	350,400	805,024	0.5%
	Sinotruk Hong Kong, Ltd.	174,000	445,066	0.3%
*	Trip.com Group, Ltd., ADR	52,226	1,502,020	0.9%
	Other Securities		35,608,633	20.5%

	TOTAL CHINA		49,527,953	29.1%

	COLOMBIA — (0.2%)
	Other Securities		289,843	0.2%

	GREECE — (0.2%)
	Other Securities		323,777	0.2%

	HONG KONG — (0.2%)
	Other Securities		384,083	0.2%

	INDIA — (11.3%)
	Aurobindo Pharma, Ltd.	51,632	538,669	0.3%
	Cipla, Ltd.	54,009	550,639	0.3%
	Dr Reddy’s Laboratories, Ltd.	7,033	463,026	0.3%
	Grasim Industries, Ltd.	62,073	652,733	0.4%
	Hindalco Industries, Ltd.	206,621	478,009	0.3%
	Tata Consumer Products, Ltd.	67,382	448,775	0.3%
	Tech Mahindra, Ltd.	48,500	532,656	0.3%
	UPL, Ltd.	75,705	462,278	0.3%

EMERGING MARKETS TARGETED VALUE PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
INDIA — (Continued)
Other Securities		$15,095,644	8.8%

TOTAL INDIA		19,222,429	11.3%

INDONESIA — (1.5%)
Other Securities		2,620,907	1.5%

MALAYSIA — (2.1%)
Other Securities		3,545,043	2.1%

MEXICO — (2.5%)
Cemex S.A.B. de C.V.	2,836,629	1,171,481	0.7%
* Grupo Televisa S.A.B.	404,268	514,591	0.3%
Other Securities		2,469,707	1.5%

TOTAL MEXICO		4,155,779	2.5%

PHILIPPINES — (0.8%)
Other Securities		1,384,232	0.8%

POLAND — (0.7%)
Other Securities		1,161,459	0.7%

QATAR — (0.9%)
Other Securities		1,556,675	0.9%

RUSSIA — (0.7%)
Other Securities		1,109,459	0.7%

SAUDI ARABIA — (2.5%)
* Etihad Etisalat Co.	63,225	470,475	0.3%
Other Securities		3,762,553	2.2%

TOTAL SAUDI ARABIA		4,233,028	2.5%

SOUTH AFRICA — (3.6%)
Sibanye Stillwater, Ltd.	256,549	756,491	0.5%
Other Securities		5,414,026	3.1%

TOTAL SOUTH AFRICA		6,170,517	3.6%

SOUTH KOREA — (16.2%)
DB Insurance Co., Ltd.	11,991	468,801	0.3%
E-MART, Inc.	5,089	640,695	0.4%
Hankook Tire & Technology Co., Ltd.	18,185	509,439	0.3%
Hanwha Solutions Corp.	17,310	672,868	0.4%
Kumho Petrochemical Co., Ltd.	4,146	490,422	0.3%
* Samsung Heavy Industries Co., Ltd.	107,772	484,432	0.3%
Woori Financial Group, Inc.	71,172	561,946	0.3%
Other Securities		23,788,590	13.9%

TOTAL SOUTH KOREA		27,617,193	16.2%

TAIWAN — (18.3%)
* AU Optronics Corp.	1,763,000	712,046	0.4%
Compal Electronics, Inc.	981,000	639,120	0.4%
Innolux Corp.	1,677,000	582,067	0.4%

EMERGING MARKETS TARGETED VALUE PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
TAIWAN — (Continued)
Lite-On Technology Corp.	420,000	$684,145	0.4%
Pou Chen Corp.	514,000	454,163	0.3%
Shin Kong Financial Holding Co., Ltd.	1,821,137	507,267	0.3%
Synnex Technology International Corp.	296,000	439,913	0.3%
Wistron Corp.	629,000	628,837	0.4%
Other Securities		26,540,020	15.4%

TOTAL TAIWAN		31,187,578	18.3%

THAILAND — (2.4%)
Other Securities		4,110,112	2.4%

TURKEY — (0.8%)
Other Securities		1,378,822	0.8%

UNITED ARAB EMIRATES — (0.6%)
Other Securities		1,000,223	0.6%

TOTAL COMMON STOCKS		166,909,130	98.1%

PREFERRED STOCKS — (0.7%)

BRAZIL — (0.7%)
Gerdau SA	158,000	600,559	0.4%
Other Securities		512,598	0.3%

TOTAL BRAZIL		1,113,157	0.7%

RIGHTS/WARRANTS — (0.0%)

MALAYSIA — (0.0%)
Other Security		10,032	0.0%

SOUTH KOREA — (0.0%)
Other Securities		37,820	0.0%

TAIWAN — (0.0%)
Other Securities		236	0.0%

THAILAND — (0.0%)
Other Security		1,380	0.0%

TOTAL RIGHTS/WARRANTS		49,468	0.0%

TOTAL INVESTMENT SECURITIES (Cost $164,920,616)		168,071,755

		Value†

SECURITIES LENDING COLLATERAL — (1.2%)
@§ The DFA Short Term Investment Fund	176,015	2,036,669	1.2%

TOTAL INVESTMENTS—(100.0%) (Cost $166,957,154)		$170,108,424	100.0%

EMERGING MARKETS TARGETED VALUE PORTFOLIO

CONTINUED

As of October 31, 2020, Emerging Markets Targeted Value Portfolio had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® Emini Index	8	12/18/20	$1,318,841	$1,305,880	$(12,961)

Total Futures Contracts			$1,318,841	$1,305,880	$(12,961)

Summary of the Portfolio’s investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Brazil	$5,161,334	—	—	$5,161,334
Chile	4,572	$764,112	—	768,684
China	4,263,802	45,264,151	—	49,527,953
Colombia	289,843	—	—	289,843
Greece	—	323,777	—	323,777
Hong Kong	90,440	293,643	—	384,083
India	—	19,222,429	—	19,222,429
Indonesia	—	2,620,907	—	2,620,907
Malaysia	—	3,545,043	—	3,545,043
Mexico	4,155,779	—	—	4,155,779
Philippines	—	1,384,232	—	1,384,232
Poland	—	1,161,459	—	1,161,459
Qatar	—	1,556,675	—	1,556,675
Russia	990,167	119,292	—	1,109,459
Saudi Arabia	—	4,233,028	—	4,233,028
South Africa	444,141	5,726,376	—	6,170,517
South Korea	234,645	27,382,548	—	27,617,193
Taiwan	—	31,187,578	—	31,187,578
Thailand	4,110,112	—	—	4,110,112
Turkey	—	1,378,822	—	1,378,822
United Arab Emirates	—	1,000,223	—	1,000,223
Preferred Stocks
Brazil	1,113,157	—	—	1,113,157
Rights/Warrants
Malaysia	—	10,032	—	10,032
South Korea	—	37,820	—	37,820
Taiwan	—	236	—	236
Thailand	—	1,380	—	1,380
Securities Lending Collateral	—	2,036,669	—	2,036,669
Futures Contracts**	(12,961)	—	—	(12,961)

TOTAL	$20,845,031	$149,250,432	—	$170,095,463

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2020

(Amounts in thousands, except share and per share amounts)

	Large Cap International Portfolio*	International Core Equity Portfolio*	Global Small Company Portfolio	International Small Company Portfolio
ASSETS:
Investments in Affiliated Investment Companies at Value	—	—	$43,714	$10,080,777
Investment Securities at Value (including $180,359, $1,243,693, $0 and $0 of securities on loan, respectively)	$4,652,658	$24,749,144	—	—
Collateral from Securities on Loan Invested in Affiliate at Value (including cost of
$174,326, $1,094,757, $0 and $0, respectively)	174,366	1,094,988	—	—
Segregated Cash for Futures Contracts	3,204	7,824	—	5,700
Foreign Currencies at Value	18,966	38,325	—	—
Cash	—	47,030	28	73,447
Receivables:
Investment Securities Sold	35,585	52,599	—	—
Dividends, Interest and Tax Reclaims	16,574	81,077	—	—
Securities Lending Income	66	1,650	—	—
Fund Shares Sold	3,879	16,182	2	3,735
Due from Advisor	—	—	2	—
Futures Margin Variation	—	5,794	—	—
Unrealized Gain on Foreign Currency Contracts	23	56	—	—
Prepaid Expenses and Other Assets	65	330	12	109

Total Assets	4,905,386	26,094,999	43,758	10,163,768

LIABILITIES:
Payables:
Due to Custodian	64	—	—	—
Upon Return of Securities Loaned	174,377	1,094,979	—	—
Investment Securities Purchased	—	119	—	—
Fund Shares Redeemed	22,776	25,069	166	10,268
Due to Advisor	765	5,954	—	3,448
Line of Credit	4,045	—	—	—
Futures Margin Variation	2,100	—	—	893
Accrued Expenses and Other Liabilities	771	3,317	24	1,027

Total Liabilities	204,898	1,129,438	190	15,636

NET ASSETS	$4,700,488	$24,965,561	$43,568	$10,148,132

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Institutional Class Shares — based on net assets of $4,700,488; $24,965,561; $43,568 and $10,148,132 and shares outstanding of 224,874,880, 2,066,025,729, 4,149,085 and 602,694,748, respectively	$20.90	$12.08	$10.50	$16.84

NUMBER OF SHARES AUTHORIZED	1,500,000,000	7,000,000,000	100,000,000	3,000,000,000

Investments in Affiliated Investment Companies at Cost	$—	$—	$43,970	N/A

Investment Securities at Cost	$3,983,423	$23,838,375	N/A	N/A

Foreign Currencies at Cost	$19,269	$38,291	$—	$—

NET ASSETS CONSIST OF:
Paid-In Capital	$4,518,548	$25,612,369	$43,731	$10,259,277
Total Distributable Earnings (Loss)	181,940	(646,808)	(163)	(111,145)

NET ASSETS	$4,700,488	$24,965,561	$43,568	$10,148,132

*	See Note K in the Notes to Financial Statements for additional information about securities lending collateral.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2020

(Amounts in thousands, except share and per share amounts)

	Japanese Small Company Portfolio	Asia Pacific Small Company Portfolio	United Kingdom Small Company Portfolio	Continental Small Company Portfolio
ASSETS:
Investments in Affiliated Investment Companies at Value	$467,034	$378,864	$16,893	$539,125
Receivables:
Fund Shares Sold	—	—	—	1
Due from Advisor	—	—	2	—
Prepaid Expenses and Other Assets	10	10	8	10

Total Assets	467,044	378,874	16,903	539,136

LIABILITIES:
Payables:
Fund Shares Redeemed	139	19	8	1,137
Due to Advisor	150	123	—	181
Accrued Expenses and Other Liabilities	59	50	28	74

Total Liabilities	348	192	36	1,392

NET ASSETS	$466,696	$378,682	$16,867	$537,744

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Institutional Class Shares — based on net assets of $466,696; $378,682; $16,867 and $537,744 and shares outstanding of 19,948,861, 18,810,861, 789,972 and 22,576,468, respectively	$23.39	$20.13	$21.35	$23.82

NUMBER OF SHARES AUTHORIZED	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000

NET ASSETS CONSIST OF:
Paid-In Capital	$421,285	$412,169	$19,287	$543,778
Total Distributable Earnings (Loss)	45,411	(33,487)	(2,420)	(6,034)

NET ASSETS	$466,696	$378,682	$16,867	$537,744

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2020

(Amounts in thousands, except share and per share amounts)

	DFA International Real Estate Securities Portfolio*	DFA Global Real Estate Securities Portfolio*	DFA International Small Cap Value Portfolio*	International Vector Equity Portfolio*
ASSETS:
Investments in Affiliated Investment Companies at Value	—	$3,308,774	—	—
Investment Securities at Value (including $481,790, $70,201, $478,832 and $142,360 of securities on loan, respectively)	$4,578,537	3,905,683	$9,707,384	$2,704,898
Collateral from Securities on Loan Invested in Affiliate at Value (including cost of $379,316, $72,140, $419,690 and $123,749, respectively)	379,347	72,156	419,762	123,777
Segregated Cash for Futures Contracts	2,244	—	9,451	—
Foreign Currencies at Value	34,663	—	89,069	5,177
Cash	237	7,863	41,083	2,194
Receivables:
Investment Securities Sold	7,754	3,828	19,219	404
Dividends, Interest and Tax Reclaims	27,086	2,389	47,944	9,741
Securities Lending Income	628	176	1,315	237
Fund Shares Sold	1,217	9,548	3,486	4,615
Unrealized Gain on Foreign Currency Contracts	57	—	5	2
Prepaid Expenses and Other Assets	23	78	157	94

Total Assets	5,031,793	7,310,495	10,338,875	2,851,139

LIABILITIES:
Payables:
Upon Return of Securities Loaned	379,377	72,198	419,715	123,757
Investment Securities Purchased	152	5,611	9,010	1,432
Fund Shares Redeemed	3,417	5,766	13,843	1,601
Due to Advisor	998	670	5,290	1,017
Futures Margin Variation	351	—	1,346	—
Unrealized Loss on Foreign Currency Contracts	—	—	23	1
Accrued Expenses and Other Liabilities	650	425	1,720	472

Total Liabilities	384,945	84,670	450,947	128,280

NET ASSETS	$4,646,848	$7,225,825	$9,887,928	$2,722,859

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Institutional Class Shares — based on net assets of $4,646,848; $7,225,825; $9,887,928 and $2,722,859 and shares outstanding of 1,231,582,504, 755,186,998, 631,709,141 and 261,255,076, respectively	$3.77	$9.57	$15.65	$10.42

NUMBER OF SHARES AUTHORIZED	4,000,000,000	3,000,000,000	4,600,000,000	1,500,000,000

Investments in Affiliated Investment Companies at Cost	$—	$3,643,637	$—	$—

Investment Securities at Cost	$5,115,107	$3,882,717	$10,743,879	$2,586,114

Foreign Currencies at Cost	$34,867	$—	$89,522	$5,210

NET ASSETS CONSIST OF:
Paid-In Capital	$6,240,332	$7,551,934	$11,377,832	$2,723,191
Total Distributable Earnings (Loss)	(1,593,484)	(326,109)	(1,489,904)	(332)

NET ASSETS	$4,646,848	$7,225,825	$9,887,928	$2,722,859

*	See Note K in the Notes to Financial Statements for additional information about securities lending collateral.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2020

(Amounts in thousands, except share and per share amounts)

	International High Relative Profitability Portfolio*	World ex U.S. Value Portfolio	World ex U.S. Core Equity Portfolio*
ASSETS:
Investments in Affiliated Investment Companies at Value	—	$206,867	—
Investment Securities at Value (including $56,196, $0 and $149,396 of securities on loan, respectively)	$1,458,933	—	$3,179,109
Collateral from Securities on Loan Invested in Affiliate at Value (including cost of $48,090, $0 and $119,067, respectively)	48,097	—	119,096
Segregated Cash for Futures Contracts	840	—	1,236
Foreign Currencies at Value	471	—	24,251
Cash	10,512	107	54
Receivables:
Investment Securities Sold	2,975	—	8,486
Dividends, Interest and Tax Reclaims	3,489	—	8,984
Securities Lending Income	18	—	202
Fund Shares Sold	4,899	17	1,337
Futures Margin Variation	—	—	370
Unrealized Gain on Foreign Currency Contracts	5	—	9
Prepaid Expenses and Other Assets	52	16	70

Total Assets	1,530,291	207,007	3,343,204

LIABILITIES:
Payables:
Upon Return of Securities Loaned	48,092	—	119,101
Investment Securities Purchased	5,388	—	39
Fund Shares Redeemed	591	3	12,390
Due to Advisor	319	56	828
Futures Margin Variation	402	—	—
Unrealized Loss on Foreign Currency Contracts	5	—	2
Accrued Expenses and Other Liabilities	149	33	607

Total Liabilities	54,946	92	132,967

NET ASSETS.	$1,475,345	$206,915	$3,210,237

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Institutional Class Shares — based on net assets of $1,475,345; $206,915 and $3,210,237 and shares outstanding of 138,693,765, 23,012,639 and 307,414,469, respectively	$10.64	$8.99	$10.44

NUMBER OF SHARES AUTHORIZED	500,000,000	1,000,000,000	1,500,000,000

Investments in Affiliated Investment Companies at Cost	$—	$233,103	$—

Investment Securities at Cost	$1,366,850	N/A	$3,168,410

Foreign Currencies at Cost	$474	$—	$24,155

NET ASSETS CONSIST OF:
Paid-In Capital	$1,407,883	$252,952	$3,327,399
Total Distributable Earnings (Loss)	67,462	(46,037)	(117,162)

NET ASSETS	$1,475,345	$206,915	$3,210,237

*	See Note K in the Notes to Financial Statements for additional information about securities lending collateral.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2020

(Amounts in thousands, except share and per share amounts)

	World Core Equity Portfolio	Selectively Hedged Global Equity Portfolio	Emerging Markets Portfolio	Emerging Markets Small Cap Portfolio
ASSETS:
Investments in Affiliated Investment Companies at Value	$769,008	$285,284	$5,657,882	$4,901,221
Temporary Cash Investments at Value & Cost	671	—	—	—
Segregated Cash for Futures Contracts	—	252	—	—
Cash	—	3,208	—	—
Receivables:
Fund Shares Sold	268	59	4,172	1,053
Unrealized Gain on Forward Currency Contracts	—	400	—	—
Prepaid Expenses and Other Assets	38	17	95	32

Total Assets	769,985	289,220	5,662,149	4,902,306

LIABILITIES:
Payables:
Fund Shares Redeemed	293	443	8,034	20,378
Due to Advisor	26	9	1,323	1,714
Futures Margin Variation	—	40	—	—
Unrealized Loss on Forward Currency Contracts	—	173	—	—
Accrued Expenses and Other Liabilities	64	46	434	481

Total Liabilities	383	711	9,791	22,573

NET ASSETS	$769,602	$288,509	$5,652,358	$4,879,733

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Institutional Class Shares — based on net assets of $769,602; $288,509; $5,652,358 and $4,879,733 and shares outstanding of 47,252,450, 17,797,160, 204,524,442 and 248,118,362, respectively	$16.29	$16.21	$27.64	$19.67

NUMBER OF SHARES AUTHORIZED	1,000,000,000	1,000,000,000	1,500,000,000	1,500,000,000

Investments in Affiliated Investment Companies at Cost	$645,866	$220,791	N/A	N/A

NET ASSETS CONSIST OF:
Paid-In Capital	$669,688	$223,786	$4,033,669	$5,073,491
Total Distributable Earnings (Loss)	99,914	64,723	1,618,689	(193,758)

NET ASSETS	$769,602	$288,509	$5,652,358	$4,879,733

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2020

(Amounts in thousands, except share and per share amounts)

	Emerging Markets Value Portfolio	Emerging Markets Core Equity Portfolio*	Emerging Markets Targeted Value Portfolio*
ASSETS:
Investments in Affiliated Investment Companies at Value	$12,662,142	—	—
Investment Securities at Value (including $0, $966,030 and $3,055 of securities on loan, respectively)	—	$24,610,556	$168,072
Collateral from Securities on Loan Invested in Affiliate at Value (including cost of $0, $447,244 and $2,037, respectively)	—	447,352	2,037
Segregated Cash for Futures Contracts	—	10,860	96
Foreign Currencies at Value	—	102,117	1,091
Cash	—	33,001	816
Receivables:
Investment Securities/Affiliated Investment Companies Sold	—	30,723	262
Dividends and Interest	—	29,511	145
Securities Lending Income	—	2,088	7
Fund Shares Sold	2,383	14,262	81
Prepaid Expenses and Other Assets	80	182	23

Total Assets	12,664,605	25,280,652	172,630

LIABILITIES:
Payables:
Upon Return of Securities Loaned	—	447,327	2,037
Investment Securities/Affiliated Investment Companies Purchased	—	2,919	219
Fund Shares Redeemed	50,035	18,851	30
Due to Advisor	3,864	9,064	54
Futures Margin Variation	—	—	14
Unrealized Loss on Foreign Currency Contracts	—	36	—
Deferred Taxes Payable	—	17,448	—
Accrued Expenses and Other Liabilities	1,217	4,307	113

Total Liabilities	55,116	499,952	2,467

NET ASSETS	$12,609,489	$24,780,700	$170,163

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Class R2 Shares — based on net assets of $12,587; $0 and $0 and shares outstanding of 529,311, 0 and 0, respectively	$23.78	N/A	N/A

NUMBER OF SHARES AUTHORIZED	200,000,000	N/A	N/A

Institutional Class Shares — based on net assets of $12,596,902; $24,780,700 and $170,163 and shares outstanding of 526,429,836, 1,218,268,057 and 17,519,628, respectively	$23.93	$20.34	$9.71

NUMBER OF SHARES AUTHORIZED	3,000,000,000	5,000,000,000	500,000,000

Investment Securities at Cost	N/A	$20,614,696	$164,921

Foreign Currencies at Cost	$—	$102,149	$1,076

NET ASSETS CONSIST OF:
Paid-In Capital	$15,407,034	$23,617,832	$164,016
Total Distributable Earnings (Loss)	(2,797,545)	1,162,868	6,147

NET ASSETS	$12,609,489	$24,780,700	$170,163

*	See Note K in the Notes to Financial Statements for additional information about securities lending collateral.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2020

(Amounts in thousands)

	Large Cap International Portfolio#	International Core Equity Portfolio#	Global Small Company Portfolio*	International Small Company Portfolio*
Investment Income
Net Investment Income Allocated from Affiliated Investment Companies
Dividends (Net of Foreign Taxes Withheld of $0, $0, $44 and $23,526, respectively)	—	—	$440	$258,942
Income from Securities Lending	—	—	45	20,089
Expenses Allocated from Affiliated Investment Companies	—	—	(29)	(13,509)

Income Distributions Received from Affiliated Investment Companies	—	—	244	—

Total Net Investment Income Allocated and/or Distributions Received from Affiliated Investment Companies	—	—	700	265,522

Fund Investment Income
Dividends (Net of Foreign Taxes Withheld of $12,483, $62,878, $0 and $0, respectively)	$126,806	$663,032	—	—
Income from Securities Lending	2,393	26,012	—	—

Total Fund Investment Income	129,199	689,044	—	—

Fund Expenses
Investment Management Fees	9,541	68,181	180	43,408
Accounting & Transfer Agent Fees	913	4,754	19	1,452
Custodian Fees	377	1,492	2	2
Filing Fees	140	712	23	177
Shareholders’ Reports	208	754	13	528
Directors’/Trustees’ Fees & Expenses	42	215	—	88
Professional Fees	117	706	—	51
Previously Waived Fees Recovered by Advisor (Note C)	—	3,676	—	—
Other	202	1,085	2	76

Total Fund Expenses	11,540	81,575	239	45,782

Fees Waived, Expenses Reimbursed by Advisor (Note C)	—	183	155	—
Fees Paid Indirectly (Note C)	277	1,078	—	—

Net Expenses	11,263	80,314	84	45,782

Net Investment Income (Loss)	117,936	608,730	616	219,740

Realized and Unrealized Gain (Loss)
Capital Gain Distributions Received from Investment Securities	—	—	535	—
Net Realized Gain (Loss) on:
Investment Securities Sold**	(380,110)	(1,030,907)	—	—
Affiliated Investment Companies Shares Sold	(71)	(170)	(712)	—
Transactions Allocated from Affiliated Investment Company**	—	—	(193)	(279,498)
Futures	16,935	86,315	18	13,320
Foreign Currency Transactions	4,070	5,368	—	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(141,807)	(1,938,314)	9	—
Affiliated Investment Companies Shares	27	97	(202)	—
Transactions Allocated from Affiliated Investment Company	—	—	(79)	(573,955)
Futures	(1,346)	(6,655)	—	(2,575)
Translation of Foreign Currency-Denominated Amounts	207	640	—	—

Net Realized and Unrealized Gain (Loss)	(502,095)	(2,883,626)	(624)	(842,708)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(384,159)	$(2,274,896)	$(8)	$(622,968)

**	Net of foreign capital gain taxes withheld of $0, $0, $0 and $0, respectively.
*	Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).
#	Portion of income is from investment in affiliated fund.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2020

(Amounts in thousands)

	Japanese Small Company Portfolio*	Asia Pacific Small Company Portfolio*	United Kingdom Small Company Portfolio*	Continental Small Company Portfolio*
Investment Income
Net Investment Income Allocated from Affiliated Investment Companies
Dividends (Net of Foreign Taxes Withheld of $1,221, $152, $5 and $1,610, respectively)	$11,002	$13,793	$487	$11,560
Income from Securities Lending	687	904	7	1,319
Expenses Allocated from Affiliated Investment Companies	(641)	(413)	(23)	(702)

Total Net Investment Income Allocated and/or Distributions Received from Affiliated Investment Companies	11,048	14,284	471	12,177

Fund Expenses
Investment Management Fees	2,467	1,578	97	2,791
Accounting & Transfer Agent Fees	103	77	16	126
Filing Fees	28	29	18	53
Shareholders’ Reports	15	13	12	17
Directors’/Trustees’ Fees & Expenses	6	3	—	4
Professional Fees	2	1	3	3
Previously Waived Fees Recovered by Advisor (Note C)	—	—	2	—
Other	4	3	1	7

Total Fund Expenses	2,625	1,704	149	3,001

Fees Waived, Expenses Reimbursed by Advisor (Note C)	513	329	55	580

Net Expenses	2,112	1,375	94	2,421

Net Investment Income (Loss)	8,936	12,909	377	9,756

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Transactions Allocated from Affiliated Investment Company**	(2,944)	(3,570)	78	(23,161)
Change in Unrealized Appreciation (Depreciation) of:
Transactions Allocated from Affiliated Investment Company	(15,236)	1,830	(3,815)	(31,479)

Net Realized and Unrealized Gain (Loss)	(18,180)	(1,740)	(3,737)	(54,640)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(9,244)	$11,169	$(3,360)	$(44,884)

**	Net of foreign capital gain taxes withheld of $0, $0, $0 and $0, respectively.
*	Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2020

(Amounts in thousands)

	DFA International Real Estate Securities Portfolio#	DFA Global Real Estate Securities Portfolio#	DFA International Small Cap Value Portfolio#	International Vector Equity Portfolio#
Investment Income
Net Investment Income Allocated from Affiliated Investment Companies
Income Distributions Received from Affiliated Investment Companies	—	$399,313	—	—

Total Net Investment Income Allocated and/or Distributions Received from Affiliated Investment Companies	—	399,313	—	—

Fund Investment Income
Dividends (Net of Foreign Taxes Withheld of $25,562, $0, $24,799 and $6,812, respectively)	$199,050	123,152	$286,462	$68,720
Income from Securities Lending	4,895	1,046	14,772	3,560

Total Fund Investment Income	203,945	124,198	301,234	72,280

Fund Expenses
Investment Management Fees	12,837	15,944	69,790	11,621
Accounting & Transfer Agent Fees	653	1,037	1,972	585
Custodian Fees	408	34	730	341
Filing Fees	60	182	196	120
Shareholders’ Reports	162	432	522	119
Directors’/Trustees’ Fees & Expenses	41	62	90	23
Professional Fees	118	61	293	78
Previously Waived Fees Recovered by Advisor (Note C)	—	104	—	—
Other	135	83	506	124

Total Fund Expenses	14,414	17,939	74,099	13,011

Fees Waived, Expenses Reimbursed by Advisor (Note C)	—	8,120	—	—
Fees Paid Indirectly (Note C)	500	7	925	197

Net Expenses	13,914	9,812	73,174	12,814

Net Investment Income (Loss)	190,031	513,699	228,060	59,466

Realized and Unrealized Gain (Loss)
Capital Gain Distributions Received from Investment Securities	—	1,750	—	—
Net Realized Gain (Loss) on:
Investment Securities Sold**	(107,519)	(42,440)	(411,850)	(76,225)
Affiliated Investment Companies Shares Sold	(33)	22,534	(2)	(7)
Futures	21,374	(362)	35,047	(8,170)
Foreign Currency Transactions	1,329	—	6,447	296
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(1,553,230)	(868,809)	(1,526,362)	(125,231)
Affiliated Investment Companies Shares	14	(1,432,797)	(8)	15
Futures	(2,070)	—	(7,947)	—
Translation of Foreign Currency-Denominated Amounts	310	—	(289)	132

Net Realized and Unrealized Gain (Loss)	(1,639,825)	(2,320,124)	(1,904,964)	(209,190)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(1,449,794)	$(1,806,425)	$(1,676,904)	$(149,724)

**	Net of foreign capital gain taxes withheld of $0, $0, $0 and $0, respectively.
#	Portion of income is from investment in affiliated fund.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2020

(Amounts in thousands)

	International High Relative Profitability Portfolio#	World ex U.S. Value Portfolio*	World ex U.S. Core Equity Portfolio#
Investment Income
Net Investment Income Allocated from Affiliated Investment Companies
Dividends (Net of Foreign Taxes Withheld of $0, $793 and $0, respectively)	—	$6,655	—
Income from Securities Lending	—	128	—
Expenses Allocated from Affiliated Investment Companies	—	(418)	—

Income Distributions Received from Affiliated Investment Companies	—	465	—

Total Net Investment Income Allocated and/or Distributions Received from Affiliated Investment Companies	—	6,830	—

Fund Investment Income
Dividends (Net of Foreign Taxes Withheld of $2,175, $0 and $9,075, respectively)	$22,430	—	$86,930
Income from Securities Lending	348	—	3,106

Total Fund Investment Income	22,778	—	90,036

Fund Expenses
Investment Management Fees	2,503	1,076	10,369
Accounting & Transfer Agent Fees	222	29	663
Custodian Fees	93	—	658
Filing Fees	135	35	163
Shareholders’ Reports	61	16	139
Directors’/Trustees’ Fees & Expenses	9	2	28
Professional Fees	20	4	117
Previously Waived Fees Recovered by Advisor (Note C)	25	—	—
Other	33	4	217

Total Fund Expenses	3,101	1,166	12,354

Fees Waived, Expenses Reimbursed by Advisor (Note C)	—	504	—
Fees Paid Indirectly (Note C)	95	—	144

Net Expenses	3,006	662	12,210

Net Investment Income (Loss)	19,772	6,168	77,826

Realized and Unrealized Gain (Loss)
Capital Gain Distributions Received from Investment Securities	—	440	—
Net Realized Gain (Loss) on:
Investment Securities Sold**	(18,047)	—	(110,980)
Affiliated Investment Companies Shares Sold	(1)	(1,457)	(23)
Transactions Allocated from Affiliated Investment Company**	—	(14,842)	—
Futures	3,996	100	13,484
Foreign Currency Transactions	(53)	—	1,255
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	56,853	(42)	(169,554)
Affiliated Investment Companies Shares	5	(3,499)	17
Transactions Allocated from Affiliated Investment Company	—	(36,036)	—
Futures	(145)	—	(598)
Translation of Foreign Currency-Denominated Amounts	60	—	101

Net Realized and Unrealized Gain (Loss)	42,668	(55,336)	(266,298)

Net Increase (Decrease) in Net Assets Resulting from Operations	$62,440	$(49,168)	$(188,472)

**	Net of foreign capital gain taxes withheld of $0, $2 and $2, respectively.
*	Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).
#	Portion of income is from investment in affiliated fund.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2020

(Amounts in thousands)

	World Core Equity Portfolio	Selectively Hedged Global Equity Portfolio	Emerging Markets Portfolio*	Emerging Markets Small Cap Portfolio*
Investment Income
Net Investment Income Allocated from Affiliated Investment Companies
Dividends (Net of Foreign Taxes Withheld of $0, $0, $19,214 and $15,943, respectively)	—	$37	$140,906	$135,517
Interest	—	—	75	105
Income from Securities Lending	—	—	3,277	23,638
Expenses Allocated from Affiliated Investment Companies	—	—	(7,908)	(14,242)

Income Distributions Received from Affiliated Investment Companies	$15,451	6,007	—	—

Total Net Investment Income Allocated and/or Distributions Received from Affiliated Investment Companies	15,451	6,044	136,350	145,018

Fund Expenses
Investment Management Fees	2,307	935	22,191	33,995
Accounting & Transfer Agent Fees	123	76	594	583
Custodian Fees	2	4	—	—
Filing Fees	52	29	111	148
Shareholders’ Reports	19	21	242	202
Directors’/Trustees’ Fees & Expenses	6	2	48	43
Professional Fees	6	3	20	21
Previously Waived Fees Recovered by Advisor (Note C)	28	—	—	—
Other	9	3	28	30

Total Fund Expenses	2,552	1,073	23,234	35,022

Fees Waived, Expenses Reimbursed by Advisor (Note C)	2,008	818	5,732	10,976
Fees Paid Indirectly (Note C)	—	1	—	—

Net Expenses	544	254	17,502	24,046

Net Investment Income (Loss)	14,907	5,790	118,848	120,972

Realized and Unrealized Gain (Loss)
Capital Gain Distributions Received from Affiliated Investment Companies	8,146	4,097	—	—
Net Realized Gain (Loss) on:
Affiliated Investment Companies Shares Sold	(19,813)	(689)	—	—
Transactions Allocated from Affiliated Investment Company**	—	—	62,124	(377,221)
Futures	(122)	460	—	—
Forward Currency Contracts	—	(1,961)	—	—
Change in Unrealized Appreciation (Depreciation) of:
Affiliated Investment Companies Shares	3,079	(13,537)	—	—
Transactions Allocated from Affiliated Investment Company	—	—	28,554	126,768
Futures	—	(146)	—	—
Forward Currency Contracts	—	710	—	—

Net Realized and Unrealized Gain (Loss)	(8,710)	(11,066)	90,678	(250,453)

Net Increase (Decrease) in Net Assets Resulting from Operations	$6,197	$(5,276)	$209,526	$(129,481)

**	Net of foreign capital gain taxes withheld of $0, $0, $0 and $162, respectively.
*	Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2020

(Amounts in thousands)

	Emerging Markets Value Portfolio*	Emerging Markets Core Equity Portfolio#	Emerging Markets Targeted Value Portfolio#
Investment Income
Net Investment Income Allocated from Affiliated Investment Companies
Dividends (Net of Foreign Taxes Withheld of $70,047, $0 and $0, respectively)	$486,364	—	—
Interest	180	—	—
Income from Securities Lending	10,339	—	—
Expenses Allocated from Affiliated Investment Companies	(21,766)	—	—

Total Net Investment Income Allocated and/or Distributions Received from Affiliated Investment Companies	475,117	—	—

Fund Investment Income
Dividends (Net of Foreign Taxes Withheld of $0, $84,124 and $483, respectively)	—	$656,963	$4,260
Income from Securities Lending	1	32,055	66

Total Fund Investment Income	1	689,018	4,326

Fund Expenses
Investment Management Fees	68,528	112,638	923
Accounting & Transfer Agent Fees	1,116	4,061	41
Custodian Fees	—	6,823	132
Shareholder Servicing Fees
Class R2 Shares	55	—	—
Filing Fees	213	490	54
Shareholders’ Reports	386	886	38
Directors’/Trustees’ Fees & Expenses	120	202	2
Professional Fees	71	682	14
Organizational & Offering Costs	—	—	3
Previously Waived Fees Recovered by Advisor (Note C)	—	—	32
Other	78	2,451	23

Total Fund Expenses	70,567	128,233	1,262

Fees Waived, Expenses Reimbursed by Advisor (Note C)	—	—	62
Class R2 Shares	22	—	—
Institutional Class Shares	14,579	—	—
Fees Paid Indirectly (Note C)	—	1,167	15

Net Expenses	55,966	127,066	1,185

Net Investment Income (Loss)	419,152	561,952	3,141

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold**	—	(1,673,803)	1,473
Affiliated Investment Companies Shares Sold	—	(9)	—
Transactions Allocated from Affiliated Investment Company**	(1,030,841)	—	—
Futures	—	69,434	(609)
Foreign Currency Transactions	—	(17,720)	36
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	—	760,317	3,387
Affiliated Investment Companies Shares	—	17	—
Transactions Allocated from Affiliated Investment Company	(1,128,949)	—	—
Futures	—	(12,657)	(13)
Translation of Foreign Currency-Denominated Amounts	—	(579)	(4)

Net Realized and Unrealized Gain (Loss)	(2,159,790)	(875,000)	4,270

Net Increase (Decrease) in Net Assets Resulting from Operations	$(1,740,638)	$(313,048)	$7,411

**	Net of foreign capital gain taxes withheld of $365, $72 and $0, respectively.
*	Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).
#	Portion of income is from investment in affiliated fund.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	Large Cap International Portfolio		International Core Equity Portfolio		Global Small Company Portfolio***
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$117,936	$161,397	$608,730	$913,682	$616	$596
Capital Gain Distributions Received from Investment Securities	—	—	—	—	535	587
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	(380,110)	(116,656)	(1,030,907)	(348,700)	—	—
Affiliated Investment Companies Shares Sold	(71)	(11)	(170)	(2)	(712)	(342)
Transactions Allocated from Affiliated Investment Company*,**	—	—	—	—	(193)	(416)
Futures	16,935	815	86,315	12,437	18	7
Foreign Currency Transactions	4,070	(892)	5,368	(5,912)	—	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(141,807)	461,700	(1,938,314)	1,567,492	9	(357)
Affiliated Investment Companies Shares	27	25	97	111	(202)	271
Transactions Allocated from Affiliated Investment Company	—	—	—	—	(79)	1,280
Futures	(1,346)	3,123	(6,655)	13,424	—	—
Translation of Foreign Currency-Denominated Amounts	207	193	640	1,383	—	—

Net Increase (Decrease) in Net Assets Resulting from Operations	(384,159)	509,694	(2,274,896)	2,153,915	(8)	1,626

Distributions:
Institutional Class Shares	(119,035)	(155,698)	(616,813)	(907,539)	(627)	(308)
Capital Share Transactions (1):
Shares Issued	1,926,246	1,454,715	8,116,550	8,662,646	15,132	16,512
Shares Issued in Lieu of Cash Distributions	109,607	138,823	589,210	864,811	627	308
Shares Redeemed	(2,188,646)	(1,178,465)	(11,407,917)	(7,388,995)	(12,842)	(8,232)

Net Increase (Decrease) from Capital Share Transactions	(152,793)	415,073	(2,702,157)	2,138,462	2,917	8,588

Total Increase (Decrease) in Net Assets	(655,987)	769,069	(5,593,866)	3,384,838	2,282	9,906
Net Assets
Beginning of Year	5,356,475	4,587,406	30,559,427	27,174,589	41,286	31,380

End of Year	$4,700,488	$5,356,475	$24,965,561	$30,559,427	$43,568	$41,286

(1) Shares Issued and Redeemed:
Shares Issued	94,221	68,558	716,205	693,417	1,667	1,564
Shares Issued in Lieu of Cash Distributions	5,201	6,394	47,443	68,976	54	31
Shares Redeemed	(109,723)	(55,298)	(1,014,855)	(593,959)	(1,300)	(793)

Net Increase (Decrease) from Shares Issued and Redeemed	(10,301)	19,654	(251,207)	168,434	421	802

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2020 of $0, $0 and $0, respectively.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2019 of $0, $0 and $0, respectively.
***	Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	International Small Company Portfolio***		Japanese Small Company Portfolio***		Asia Pacific Small Company Portfolio***
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$219,740	$300,037	$8,936	$11,135	$12,909	$12,680
Net Realized Gain (Loss) on:
Transactions Allocated from Affiliated Investment Company*,**	(279,498)	313,315	(2,944)	10,446	(3,570)	5,261
Futures	13,320	(626)	—	—	—	—
Change in Unrealized Appreciation (Depreciation) of:
Transactions Allocated from Affiliated Investment Company	(573,955)	135,389	(15,236)	2,052	1,830	(501)
Futures	(2,575)	7,881	—	—	—	—

Net Increase (Decrease) in Net Assets Resulting from Operations	(622,968)	755,996	(9,244)	23,633	11,169	17,440

Distributions:
Institutional Class Shares	(529,962)	(857,472)	(23,243)	(39,387)	(14,178)	(11,260)
Capital Share Transactions (1):
Shares Issued	2,566,857	2,921,274	67,280	72,402	71,668	38,624
Shares Issued in Lieu of Cash Distributions	511,580	824,335	23,242	36,290	14,174	10,374
Shares Redeemed	(4,527,485)	(3,550,227)	(231,407)	(75,520)	(44,800)	(60,864)

Net Increase (Decrease) from Capital Share Transactions	(1,449,048)	195,382	(140,885)	33,172	41,042	(11,866)

Total Increase (Decrease) in Net Assets	(2,601,978)	93,906	(173,372)	17,418	38,033	(5,686)
Net Assets
Beginning of Year	12,750,110	12,656,204	640,068	622,650	340,649	346,335

End of Year	$10,148,132	$12,750,110	$466,696	$640,068	$378,682	$340,649

(1) Shares Issued and Redeemed:
Shares Issued	166,813	170,065	3,412	3,098	4,296	1,859
Shares Issued in Lieu of Cash Distributions	27,715	51,059	928	1,637	681	522
Shares Redeemed	(292,110)	(206,414)	(10,105)	(3,248)	(2,301)	(2,869)

Net Increase (Decrease) from Shares Issued and Redeemed	(97,582)	14,710	(5,765)	1,487	2,676	(488)

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2020 of $0, $0 and $0, respectively.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2019 of $0, $0 and $0, respectively.
***	Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	United Kingdom Small Company Portfolio***		Continental Small Company Portfolio***		DFA International Real Estate Securities Portfolio
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$377	$866	$9,756	$14,356	$190,031	$228,481
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	—	—	—	—	(107,519)	(121,318)
Affiliated Investment Companies Shares Sold	—	—	—	—	(33)	(4)
Transactions Allocated from Affiliated Investment Company*,**	78	1,418	(23,161)	(1,860)	—	—
Futures	—	—	—	—	21,374	1,553
Foreign Currency Transactions	—	—	—	—	1,329	221
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	—	—	—	—	(1,553,230)	1,036,222
Affiliated Investment Companies Shares	—	—	—	—	14	16
Transactions Allocated from Affiliated Investment Company	(3,815)	(372)	(31,479)	38,034	—	—
Futures	—	—	—	—	(2,070)	1,373
Translation of Foreign Currency-Denominated Amounts	—	—	—	—	310	136

Net Increase (Decrease) in Net Assets Resulting from Operations	(3,360)	1,912	(44,884)	50,530	(1,449,794)	1,146,680

Distributions:
Institutional Class Shares	(2,447)	(1,977)	(8,902)	(33,215)	(717,271)	(302,662)
Capital Share Transactions (1):
Shares Issued	3,517	2,122	73,968	117,898	1,196,937	913,489
Shares Issued in Lieu of Cash Distributions	2,447	1,763	8,888	31,461	707,587	297,390
Shares Redeemed	(9,830)	(13,631)	(148,431)	(155,220)	(1,388,574)	(1,199,441)

Net Increase (Decrease) from Capital Share Transactions	(3,866)	(9,746)	(65,575)	(5,861)	515,950	11,438

Total Increase (Decrease) in Net Assets	(9,673)	(9,811)	(119,361)	11,454	(1,651,115)	855,456
Net Assets
Beginning of Year	26,540	36,351	657,105	645,651	6,297,963	5,442,507

End of Year	$16,867	$26,540	$537,744	$657,105	$4,646,848	$6,297,963

(1) Shares Issued and Redeemed:
Shares Issued	153	82	2,953	5,188	304,948	182,042
Shares Issued in Lieu of Cash Distributions	88	75	361	1,395	144,701	64,510
Shares Redeemed	(404)	(553)	(7,187)	(6,632)	(341,397)	(245,929)

Net Increase (Decrease) from Shares Issued and Redeemed	(163)	(396)	(3,873)	(49)	108,252	623

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2020 of $0, $0 and $0, respectively.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2019 of $0, $0 and $0, respectively.
***	Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	DFA Global Real Estate Securities Portfolio		DFA International Small Cap Value Portfolio		International Vector Equity Portfolio
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$513,699	$243,121	$228,060	$325,454	$59,466	$72,736
Capital Gain Distributions Received from Investment Securities	1,750	—	—	—	—	—
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	(42,440)	73,513	(411,850)	238,307	(76,225)	(25,195)
Affiliated Investment Companies Shares Sold	22,534	37,097	(2)	—	(7)	—
Futures	(362)	(135)	35,047	1,976	(8,170)	(2,728)
Foreign Currency Transactions	—	—	6,447	(1,093)	296	(429)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(868,809)	795,754	(1,526,362)	(233,259)	(125,231)	93,366
Affiliated Investment Companies Shares	(1,432,797)	641,678	(8)	70	15	12
Futures	—	—	(7,947)	4,434	—	—
Translation of Foreign Currency-Denominated Amounts	—	—	(289)	1,343	132	106

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,806,425)	1,791,028	(1,676,904)	337,232	(149,724)	137,868

Distributions:
Institutional Class Shares	(599,021)	(351,905)	(430,950)	(776,069)	(57,640)	(147,900)
Capital Share Transactions (1):
Shares Issued	2,435,290	1,973,793	2,667,860	3,086,382	1,704,392	1,111,287
Shares Issued in Lieu of Cash Distributions	567,176	335,724	385,828	699,165	56,357	140,703
Shares Redeemed	(2,640,206)	(1,955,553)	(4,485,990)	(3,706,321)	(1,408,660)	(1,105,041)

Net Increase (Decrease) from Capital Share Transactions	362,260	353,964	(1,432,302)	79,226	352,089	146,949

Total Increase (Decrease) in Net Assets	(2,043,186)	1,793,087	(3,540,156)	(359,611)	144,725	136,917
Net Assets
Beginning of Year	9,269,011	7,475,924	13,428,084	13,787,695	2,578,134	2,441,217

End of Year	$7,225,825	$9,269,011	$9,887,928	$13,428,084	$2,722,859	$2,578,134

(1) Shares Issued and Redeemed:
Shares Issued	243,141	173,132	181,563	174,997	184,973	101,269
Shares Issued in Lieu of Cash Distributions	49,884	32,690	20,438	41,425	5,172	13,131
Shares Redeemed	(267,327)	(174,212)	(292,999)	(210,444)	(150,794)	(100,463)

Net Increase (Decrease) from Shares Issued and Redeemed	25,698	31,610	(90,998)	5,978	39,351	13,937

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2020 of $0, $0 and $0, respectively.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2019 of $0, $0 and $0, respectively.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	International High Relative Profitability Portfolio		World ex U.S. Value Portfolio***
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$19,772	$11,989	$6,168	$8,768
Capital Gain Distributions Received from Investment Securities	—	—	440	766
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	(18,047)	(10,724)	—	—
Affiliated Investment Companies Shares Sold	(1)	—	(1,457)	(802)
Transactions Allocated from Affiliated Investment Company*,**	—	—	(14,842)	(1,780)
Futures	3,996	155	100	(109)
Foreign Currency Transactions	(53)	(32)	—	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	56,853	58,944	(42)	384
Affiliated Investment Companies Shares	5	2	(3,499)	95
Transactions Allocated from Affiliated Investment Company	—	—	(36,036)	4,725
Futures	(145)	—	—	—
Translation of Foreign Currency-Denominated Amounts	60	6	—	—

Net Increase (Decrease) in Net Assets Resulting from Operations	62,440	60,340	(49,168)	12,047

Distributions:
Institutional Class Shares	(18,018)	(11,023)	(6,579)	(13,716)
Capital Share Transactions (1):
Shares Issued	1,014,049	416,587	54,277	110,720
Shares Issued in Lieu of Cash Distributions	17,687	11,018	6,573	13,703
Shares Redeemed	(259,261)	(85,342)	(100,557)	(61,053)

Net Increase (Decrease) from Capital Share Transactions	772,475	342,263	(39,707)	63,370

Total Increase (Decrease) in Net Assets	816,897	391,580	(95,454)	61,701
Net Assets
Beginning of Year	658,448	266,868	302,369	240,668

End of Year	$1,475,345	$658,448	$206,915	$302,369

(1) Shares Issued and Redeemed:
Shares Issued	101,501	41,376	6,299	10,308
Shares Issued in Lieu of Cash Distributions	1,705	1,078	672	1,293
Shares Redeemed	(25,836)	(8,617)	(11,524)	(5,597)

Net Increase (Decrease) from Shares Issued and Redeemed	77,370	33,837	(4,553)	6,004

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2020 of $0 and $2, respectively.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2019 of $0 and $0, respectively.
***	Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	World ex U.S. Core Equity Portfolio		World Core Equity Portfolio		Selectively Hedged Global Equity Portfolio
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$77,826	$103,743	$14,907	$18,204	$5,790	$9,052
Capital Gain Distributions Received from Investment Securities	—	—	8,146	2,509	4,097	1,971
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	(110,980)	(27,918)	—	—	—	—
Affiliated Investment Companies Shares Sold	(23)	—	(19,813)	(5,618)	(689)	(4,770)
Futures	13,484	(1,060)	(122)	(62)	460	(1,126)
Foreign Currency Transactions	1,255	(4,961)	—	—	—	—
Forward Currency Contracts	—	—	—	—	(1,961)	4,438
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(169,554)	222,436	—	—	—	—
Affiliated Investment Companies Shares	17	10	3,079	67,131	(13,537)	27,375
Futures	(598)	—	—	—	(146)	1,674
Translation of Foreign Currency-Denominated Amounts	101	116	—	—	—	—
Forward Currency Contracts	—	—	—	—	710	(2,086)

Net Increase (Decrease) in Net Assets Resulting from Operations.	(188,472)	292,366	6,197	82,164	(5,276)	36,528

Distributions:
Institutional Class Shares	(75,535)	(116,666)	(16,437)	(23,511)	(9,635)	(16,864)
Capital Share Transactions (1):
Shares Issued	1,273,174	1,271,493	198,881	192,373	64,436	78,038
Shares Issued in Lieu of Cash Distributions	74,685	113,738	15,264	23,302	9,598	16,808
Shares Redeemed	(1,592,928)	(971,409)	(313,856)	(136,287)	(146,446)	(141,873)

Net Increase (Decrease) from Capital Share Transactions	(245,069)	413,822	(99,711)	79,388	(72,412)	(47,027)

Total Increase (Decrease) in Net Assets	(509,076)	589,522	(109,951)	138,041	(87,323)	(27,363)
Net Assets
Beginning of Year	3,719,313	3,129,791	879,553	741,512	375,832	403,195

End of Year	$3,210,237	$3,719,313	$769,602	$879,553	$288,509	$375,832

(1) Shares Issued and Redeemed:
Shares Issued	135,315	119,518	13,724	12,674	4,300	5,128
Shares Issued in Lieu of Cash Distributions	7,310	10,760	969	1,534	564	1,185
Shares Redeemed	(168,321)	(91,013)	(20,996)	(8,795)	(9,787)	(9,256)

Net Increase (Decrease) from Shares Issued and Redeemed	(25,696)	39,265	(6,303)	5,413	(4,923)	(2,943)

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2020 of $2, $0 and $0, respectively.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2019 of $0, $0 and $0, respectively.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	Emerging Markets Portfolio***		Emerging Markets Small Cap Portfolio***		Emerging Markets Value Portfolio***
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$118,848	$156,390	$120,972	$161,559	$419,152	$442,266
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	—	(1)	—	—	—	—
Transactions Allocated from Affiliated Investment Company*,**	62,124	(72,191)	(377,221)	57,552	(1,030,841)	(172,477)
Change in Unrealized Appreciation (Depreciation) of:
Transactions Allocated from Affiliated Investment Company	28,554	516,007	126,768	568,138	(1,128,949)	477,901

Net Increase (Decrease) in Net Assets Resulting from Operations	209,526	600,205	(129,481)	787,249	(1,740,638)	747,690

Distributions:
Class R2 Shares	—	—	—	—	(569)	(687)
Institutional Class Shares	(118,156)	(145,647)	(170,927)	(327,074)	(441,483)	(458,693)

Total Distributions	(118,156)	(145,647)	(170,927)	(327,074)	(442,052)	(459,380)

Capital Share Transactions (1):
Shares Issued	1,949,203	1,392,119	767,311	1,086,305	3,023,264	3,101,990
Shares Issued in Lieu of Cash Distributions	110,017	131,384	161,476	306,500	425,730	437,294
Shares Redeemed	(2,466,550)	(1,403,931)	(2,172,505)	(1,733,527)	(5,847,897)	(3,093,072)

Net Increase (Decrease) from Capital Share Transactions	(407,330)	119,572	(1,243,718)	(340,722)	(2,398,903)	446,212

Total Increase (Decrease) in Net Assets	(315,960)	574,130	(1,544,126)	119,453	(4,581,593)	734,522
Net Assets
Beginning of Year	5,968,318	5,394,188	6,423,859	6,304,406	17,191,082	16,456,560

End of Year	$5,652,358	$5,968,318	$4,879,733	$6,423,859	$12,609,489	$17,191,082

(1) Shares Issued and Redeemed:
Shares Issued	81,083	51,928	43,649	54,991	131,688	111,222
Shares Issued in Lieu of Cash Distributions	4,148	4,954	8,071	16,347	16,867	16,392
Shares Redeemed	(97,296)	(52,162)	(123,692)	(88,031)	(250,369)	(112,571)

Net Increase (Decrease) from Shares Issued and Redeemed	(12,065)	4,720	(71,972)	(16,693)	(101,814)	15,043

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2020 of $0, $162 and $365, respectively.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2019 of $0, $0 and $0, respectively.
***	Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	Emerging Markets Core Equity Portfolio		Emerging Markets Targeted Value Portfolio
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2020	Period Nov 14, 2018 u to Oct 31, 2019
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$561,952	$723,412	$3,141	$2,379
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	(1,673,803)	(319,383)	1,473	1,412
Affiliated Investment Companies Shares Sold	(9)	(3)	—	—
Futures	69,434	14,341	(609)	35
Foreign Currency Transactions.	(17,720)	(779)	36	(33)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	760,317	2,502,146	3,387	(221)
Affiliated Investment Companies Shares	17	58	—	—
Futures	(12,657)	13,038	(13)	—
Translation of Foreign Currency-Denominated Amounts	(579)	433	(4)	1

Net Increase (Decrease) in Net Assets Resulting from Operations	(313,048)	2,933,263	7,411	3,573

Distributions:
Institutional Class Shares	(585,760)	(730,829)	(3,875)	(64)
Capital Share Transactions (1):
Shares Issued	6,136,399	6,077,361	116,272	128,579
Shares Issued in Lieu of Cash Distributions	555,504	690,137	3,875	64
Shares Redeemed	(9,635,005)	(5,720,081)	(67,880)	(17,792)

Net Increase (Decrease) from Capital Share Transactions	(2,943,102)	1,047,417	52,267	110,851

Total Increase (Decrease) in Net Assets	(3,841,910)	3,249,851	55,803	114,360
Net Assets
Beginning of Year	28,622,610	25,372,759	114,360	—

End of Year	$24,780,700	$28,622,610	$170,163	$114,360

(1) Shares Issued and Redeemed:
Shares Issued	329,136	303,000	14,050	12,691
Shares Issued in Lieu of Cash Distributions	28,643	34,717	366	6
Shares Redeemed	(529,560)	(286,918)	(7,864)	(1,729)

Net Increase (Decrease) from Shares Issued and Redeemed	(171,781)	50,799	6,552	10,968

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2020 of $72 and $0, respectively.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2019 of $(1) and $0, respectively.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	Large Cap International Portfolio					International Core Equity Portfolio
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016
Net Asset Value, Beginning of Year	$22.78	$21.29	$23.52	$19.52	$20.36	$13.19	$12.65	$14.23	$11.58	$11.69

Income from Investment Operations (A)
Net Investment Income (Loss)	0.49	0.70	0.66	0.58	0.57	0.28	0.41	0.38	0.34	0.32
Net Gains (Losses) on Securities (Realized and Unrealized)	(1.87)	1.47	(2.25)	4.00	(0.86)	(1.11)	0.53	(1.60)	2.63	(0.15)

Total from Investment Operations	(1.38)	2.17	(1.59)	4.58	(0.29)	(0.83)	0.94	(1.22)	2.97	0.17

Less Distributions:
Net Investment Income	(0.50)	(0.68)	(0.64)	(0.58)	(0.55)	(0.28)	(0.40)	(0.36)	(0.32)	(0.28)

Total Distributions	(0.50)	(0.68)	(0.64)	(0.58)	(0.55)	(0.28)	(0.40)	(0.36)	(0.32)	(0.28)

Net Asset Value, End of Year	$20.90	$22.78	$21.29	$23.52	$19.52	$12.08 $	13.19	$12.65	$14.23	$11.58

Total Return	(6.05%)	10.38%	(6.97%)	23.79%	(1.30%)	(6.32%)	7.67%	(8.79%)	26.02%	1.62%

Net Assets, End of Year (thousands)	$4,700,488	$5,356,475	$4,587,406	$4,723,090	$3,527,775	$24,965,561	$30,559,427	$27,174,589	$25,443,968	$16,983,011
Ratio of Expenses to Average Net Assets	0.22%	0.23%	0.23%	0.25%	0.28%	0.30%	0.29%	0.30%	0.30%	0.38%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly)	0.23%	0.24%	0.23%	0.25%	0.28%	0.30%	0.31%	0.30%	0.32%	0.38%
Ratio of Net Investment Income to Average Net Assets	2.31%	3.22%	2.78%	2.72%	2.95%	2.24%	3.21%	2.67%	2.62%	2.83%
Portfolio Turnover Rate	19%	7%	8%	10%	10%	4%	6%	4%	6%	2%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	Global Small Company Portfolio					International Small Company Portfolio
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Period Jan 18, 2017 u to Oct 31, 2017		Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016
Net Asset Value, Beginning of Period	$11.07	$10.73	$11.53	$10.00		$18.21	$18.46	$21.52	$17.78	$17.78

Income from Investment Operations (A)
Net Investment Income (Loss)	0.15	0.18	0.19	0.14		0.33	0.43	0.46	0.41	0.43
Net Gains (Losses) on Securities (Realized and Unrealized)	(0.55)	0.27	(0.75)	1.39		(0.93)	0.58	(2.41)	4.13	0.48

Total from Investment Operations	(0.40)	0.45	(0.56)	1.53		(0.60)	1.01	(1.95)	4.54	0.91

Less Distributions:
Net Investment Income	(0.17)	(0.11)	(0.17)	—		(0.37)	(0.44)	(0.44)	(0.34)	(0.51)
Net Realized Gains	—	—	(0.07)	—		(0.40)	(0.82)	(0.67)	(0.46)	(0.40)

Total Distributions	(0.17)	(0.11)	(0.24)	—		(0.77)	(1.26)	(1.11)	(0.80)	(0.91)

Net Asset Value, End of Period	$10.50	$11.07	$10.73	$11.53		$16.84	$18.21	$18.46	$21.52	$17.78

Total Return	(3.75%)	4.29%	(5.02%)	15.30	%(B)	(3.64%)	6.44%	(9.54%)	26.54%	5.43%

Net Assets, End of Period (thousands)	$43,568	$41,286	$31,380	$15,021		$10,148,132	$12,750,110	$12,656,204	$13,490,290	$10,387,361
Ratio of Expenses to Average Net Assets *(C)	0.47%	0.49%	0.49%	0.42	%(D)(E)	0.53%	0.54%	0.53%	0.53%	0.53%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor) *(C)	0.85%	0.93%	0.90%	1.14	%(D)(E)	0.53%	0.54%	0.53%	0.53%	0.53%
Ratio of Net Investment Income to Average Net Assets	1.50%	1.69%	1.58%	1.74	%(D)(E)	1.96%	2.44%	2.18%	2.14%	2.47%

* The Ratio of Expenses to Average Net Assets is inclusive of acquired fund fees and expenses incurred by the Portfolio indirectly as a result of Portfolio’s investment in Underlying Funds as follows:	0.27%	0.27%	0.26%	0.27%		0.12%	0.12%	0.12%	0.12%	0.13%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	Japanese Small Company Portfolio					Asia Pacific Small Company Portfolio
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016
Net Asset Value, Beginning of Year	$24.89	$25.70	$28.56	$23.01	$20.46	$21.11	$20.83	$23.71	$21.27	$19.06

Income from Investment Operations (A)
Net Investment Income (Loss)	0.40	0.45	0.43	0.37	0.32	0.75	0.77	0.84	0.74	0.71
Net Gains (Losses) on Securities (Realized and Unrealized)	(0.91)	0.37	(2.59)	5.61	2.51	(0.77)	0.19	(2.76)	2.45	2.24

Total from Investment Operations	(0.51)	0.82	(2.16)	5.98	2.83	(0.02)	0.96	(1.92)	3.19	2.95

Less Distributions:
Net Investment Income	(0.61)	(0.28)	(0.70)	(0.43)	(0.28)	(0.96)	(0.68)	(0.96)	(0.75)	(0.74)
Net Realized Gains	(0.38)	(1.35)	—	—	—	—	—	—	—	—

Total Distributions	(0.99)	(1.63)	(0.70)	(0.43)	(0.28)	(0.96)	(0.68)	(0.96)	(0.75)	(0.74)

Net Asset Value, End of Year	$23.39	$24.89	$25.70	$28.56	$23.01	$20.13	$21.11	$20.83	$23.71	$21.27

Total Return	(2.32%)	4.01%	(7.82%)	26.56%	14.04%	(0.23%)	4.81%	(8.51%)	15.70%	16.18%

Net Assets, End of Year (thousands)	$466,696	$640,068	$622,650	$647,978	$509,413	$378,682	$340,649	$346,335	$332,153	$251,575
Ratio of Expenses to Average Net Assets (F)	0.54%	0.55%	0.53%	0.54%	0.54%	0.54%	0.57%	0.54%	0.54%	0.54%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor) (F)	0.64%	0.65%	0.63%	0.64%	0.64%	0.64%	0.67%	0.64%	0.64%	0.64%
Ratio of Net Investment Income to Average Net Assets	1.74%	1.91%	1.49%	1.50%	1.57%	3.92%	3.65%	3.57%	3.41%	3.57%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	United Kingdom Small Company Portfolio					Continental Small Company Portfolio
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016
Net Asset Value, Beginning of Year	$27.85	$26.95	$32.67	$27.21	$35.50	$24.84	$24.37	$28.24	$21.48	$20.74

Income from Investment Operations (A)
Net Investment Income (Loss)	0.43	0.76	0.85	0.87	1.18	0.40	0.55	0.61	0.45	0.43
Net Gains (Losses) on Securities (Realized and Unrealized)	(4.00)	1.68	(3.65)	6.67	(6.55)	(1.04)	1.23	(3.68)	6.73	0.72

Total from Investment Operations	(3.57)	2.44	(2.80)	7.54	(5.37)	(0.64)	1.78	(3.07)	7.18	1.15

Less Distributions:
Net Investment Income	(0.68)	(0.47)	(0.79)	(0.93)	(1.29)	(0.38)	(0.51)	(0.59)	(0.42)	(0.41)
Net Realized Gains	(2.25)	(1.07)	(2.13)	(1.15)	(1.63)	—	(0.80)	(0.21)	—	—

Total Distributions	(2.93)	(1.54)	(2.92)	(2.08)	(2.92)	(0.38)	(1.31)	(0.80)	(0.42)	(0.41)

Net Asset Value, End of Year	$21.35	$27.85	$26.95	$32.67	$27.21	$23.82	$24.84	$24.37	$28.24	$21.48

Total Return	(15.27%)	10.14%	(9.34%)	29.28%	(16.20%)	(2.63%)	7.94%	(11.14%)	33.68%	5.70%

Net Assets, End of Year (thousands)	$16,867	$26,540	$36,351	$45,177	$32,323	$537,744	$657,105	$645,651	$592,347	$292,117
Ratio of Expenses to Average Net Assets (F)	0.59%	0.59%	0.58%	0.59%	0.59%	0.54%	0.56%	0.54%	0.56%	0.54%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor) (F)	0.86%	0.82%	0.68%	0.71%	0.71%	0.64%	0.66%	0.64%	0.66%	0.64%
Ratio of Net Investment Income to Average Net Assets	1.89%	2.92%	2.75%	2.93%	3.87%	1.68%	2.30%	2.16%	1.78%	2.08%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	DFA International Real Estate Securities Portfolio					DFA Global Real Estate Securities Portfolio
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016	Year Ended Oct 31, 2020		Year Ended Oct 31, 2019		Year Ended Oct 31, 2018		Year Ended Oct 31, 2017		Year Ended Oct 31, 2016
Net Asset Value, Beginning of Year	$5.61	$4.85	$5.07	$5.23	$5.27	$12.71		$10.71		$10.90		$10.84		$10.59

Income from Investment Operations (A)
Net Investment Income (Loss)	0.15	0.20	0.22	0.21	0.20	0.68		0.34	**	0.48		0.43		0.27
Net Gains (Losses) on Securities (Realized and Unrealized)	(1.35)	0.83	(0.22)	0.04	(0.15)	(3.00)		2.16	**	(0.26)		0.15		0.23

Total from Investment Operations	(1.20)	1.03	—	0.25	0.05	(2.32)		2.50		0.22		0.58		0.50

Less Distributions:
Net Investment Income	(0.64)	(0.27)	(0.22)	(0.41)	(0.09)	(0.70)		(0.50)		(0.34)		(0.49)		(0.25)
Net Realized Gains	—	—	—	—	—	(0.12)		(—)		(0.07)		(0.03)		—

Total Distributions	(0.64)	(0.27)	(0.22)	(0.41)	(0.09)	(0.82)		(0.50)		(0.41)		(0.52)		(0.25)

Net Asset Value, End of Year	$3.77	$5.61	$4.85	$5.07	$5.23	$9.57		$12.71		$10.71		$10.90		$10.84

Total Return	(23.98%)	22.54%	(0.24%)	5.46%	1.05%	(19.28%)		24.55%		1.91%		5.82%		4.87%

Net Assets, End of Year (thousands)	$4,646,848	$6,297,963	$5,442,507	$5,497,753	$4,181,623	$7,225,825		$9,269,011		$7,475,924		$6,753,782		$4,888,955
Ratio of Expenses to Average Net Assets *	0.26%	0.27%	0.28%	0.28%	0.28%	0.24	%(C)	0.24	%(C)	0.24	%(C)	0.24	%(C)	0.24	%(C)
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly) *	0.27%	0.28%	0.28%	0.28%	0.28%	0.34	%(C)	0.35	%(C)	0.35	%(C)	0.37	%(C)	0.38	%(C)
Ratio of Net Investment Income to Average Net Assets	3.61%	4.01%	4.27%	4.19%	3.71%	6.44%		2.95	%**	4.42%		4.03%		2.45%
Portfolio Turnover Rate	12%	8%	5%	1%	1%	0%		0%		3%		2%		2%

* The Ratio of Expenses to Average Net Assets is inclusive of acquired fund fees and expenses incurred by the Portfolio indirectly as a result of Portfolio’s investment in Underlying Funds as follows:	N/A	N/A	N/A	N/A	N/A	0.12%		0.13%		0.13%		0.15%		0.16%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	DFA International Small Cap Value Portfolio					International Vector Equity Portfolio
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016
Net Asset Value, Beginning of Year	$18.58	$19.24	$23.51	$19.31	$19.44	$11.62	$11.74	$13.33	$10.78	$10.76

Income from Investment Operations (A)
Net Investment Income (Loss)	0.33	0.45	0.47	0.39	0.44	0.23	0.33	0.32	0.28	0.28
Net Gains (Losses) on Securities (Realized and Unrealized)	(2.65)	(0.01)	(3.44)	4.72	0.29	(1.20)	0.24	(1.56)	2.57	0.05

Total from Investment Operations	(2.32)	0.44	(2.97)	5.11	0.73	(0.97)	0.57	(1.24)	2.85	0.33

Less Distributions:
Net Investment Income	(0.32)	(0.48)	(0.56)	(0.29)	(0.58)	(0.23)	(0.34)	(0.30)	(0.28)	(0.27)
Net Realized Gains	(0.29)	(0.62)	(0.74)	(0.62)	(0.28)	—	(0.35)	(0.05)	(0.02)	(0.04)

Total Distributions	(0.61)	(1.10)	(1.30)	(0.91)	(0.86)	(0.23)	(0.69)	(0.35)	(0.30)	(0.31)

Net Asset Value, End of Year	$15.65	$18.58	$19.24	$23.51	$19.31	$10.42	$11.62	$11.74	$13.33	$10.78

Total Return	(13.03%)	2.94%	(13.37%)	27.49%	4.09%	(8.41%)	5.49%	(9.52%)	26.83%	3.21%

Net Assets, End of Year (thousands)	$9,887,928	$13,428,084	$13,787,695	$16,162,471	$13,009,729	$2,722,859	$2,578,134	$2,441,217	$2,529,852	$1,856,474
Ratio of Expenses to Average Net Assets	0.65%	0.68%	0.68%	0.68%	0.68%	0.47%	0.50%	0.48%	0.49%	0.49%
Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly)	0.66%	0.69%	0.68%	0.68%	0.68%	0.48%	0.50%	0.48%	0.49%	0.49%
Ratio of Net Investment Income to Average Net Assets	2.02%	2.48%	2.10%	1.85%	2.38%	2.20%	2.94%	2.40%	2.36%	2.73%
Portfolio Turnover Rate	14%	18%	23%	21%	19%	18%	17%	12%	5%	4%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	International High Relative Profitability Portfolio					World Ex U.S. Value Portfolio
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Period May 16, 2017 u to Oct 31, 2017		Year Ended Oct 31, 2020		Year Ended Oct 31, 2019		Year Ended Oct 31, 2018		Year Ended Oct 31, 2017		Year Ended Oct 31, 2016
Net Asset Value, Beginning of Period	$10.74	$9.71	$10.68	$10.00		$10.97		$11.16		$12.71		$10.31		$10.28

Income from Investment Operations (A)
Net Investment Income (Loss)	0.21	0.27	0.26	0.08		0.25		0.35		0.34		0.31		0.31
Net Gains (Losses) on Securities (Realized and Unrealized)	(0.13)	1.00	(1.01)	0.66		(1.96)		0.04		(1.48)		2.33		0.03

Total from Investment Operations	0.08	1.27	(0.75)	0.74		(1.71)		0.39		(1.14)		2.64		0.34

Less Distributions:
Net Investment Income	(0.18)	(0.24)	(0.22)	(0.06)		(0.27)		(0.35)		(0.41)		(0.24)		(0.31)
Net Realized Gains	—	—	—	—		—		(0.23)		—		—		—

Total Distributions	(0.18)	(0.24)	(0.22)	(0.06)		(0.27)		(0.58)		(0.41)		(0.24)		(0.31)

Net Asset Value, End of Period	$10.64	$10.74	$9.71	$10.68		$8.99		$10.97		$11.16		$12.71		$10.31

Total Return	0.80%	13.19%	(7.20%)	7.38	%(B)	(15.76%)		3.75%		(9.22%)		25.97%		3.54%

Net Assets, End of Period (thousands)	$1,475,345	$658,448	$266,868	$67,793		$206,915		$302,369		$240,668		$246,551		$188,154
Ratio of Expenses to Average Net Assets *	0.30%	0.33%	0.35%	0.31	%(D)(E)	0.50	%(C)	0.54	%(C)	0.52	%(C)	0.52	%(C)	0.53	%(C)
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly) *	0.31%	0.34%	0.35%	0.65	%(D)(E)	0.71	%(C)	0.76	%(C)	0.74	%(C)	0.75	%(C)	0.76	%(C)
Ratio of Net Investment Income to Average Net Assets	1.97%	2.69%	2.41%	1.76	%(D)(E)	2.56%		3.25%		2.72%		2.69%		3.20%
Portfolio Turnover Rate	15%	9%	9%	2	%(B)	N/A		N/A		N/A		N/A		N/A

* The Ratio of Expenses to Average Net Assets is inclusive of acquired fund fees and expenses incurred by the Portfolio indirectly as a result of Portfolio’s investment in Underlying Funds as follows:	N/A	N/A	N/A	N/A		0.23%		0.24%		0.24%		0.25%		0.26%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	World Ex U.S. Core Equity Portfolio
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016
Net Asset Value, Beginning of Period	$11.17	$10.65	$12.15	$9.93	$9.83

Income from Investment Operations (A)
Net Investment Income (Loss)	0.24	0.33	0.31	0.27	0.26
Net Gains (Losses) on Securities (Realized and Unrealized)	(0.74)	0.56	(1.52)	2.21	0.08

Total from Investment Operations	(0.50)	0.89	(1.21)	2.48	0.34

Less Distributions:
Net Investment Income	(0.23)	(0.32)	(0.29)	(0.26)	(0.24)
Net Realized Gains	—	(0.05)	—	—	—

Total Distributions	(0.23)	(0.37)	(0.29)	(0.26)	(0.24)

Net Asset Value, End of Period	$10.44	$11.17	$10.65	$12.15	$9.93

Total Return	(4.42%)	8.64%	(10.22%)	25.33%	3.58%

Net Assets, End of Period (thousands)	$3,210,237	$3,719,313	$3,129,791	$2,805,367	$1,656,445
Ratio of Expenses to Average Net Assets	0.35%	0.37%	0.39%	0.40%	0.47%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly)	0.36%	0.38%	0.37%	0.40%	0.47%
Ratio of Net Investment Income to Average Net Assets	2.26%	3.02%	2.56%	2.48%	2.67%
Portfolio Turnover Rate	13%	8%	4%	4%	1%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	World Core Equity Portfolio					Selectively Hedged Global Equity Portfolio
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016

Net Asset Value, Beginning of Year	$16.42	$15.40	$16.06	$13.14	$12.94	$16.54	$15.71	$16.52	$13.67	$13.50

Income from Investment Operations (A)
Net Investment Income (Loss)	0.29	0.35	0.31	0.29	0.27	0.28	0.35	0.31	0.29	0.26
Net Gains (Losses) on Securities (Realized and Unrealized)	(0.10)	1.13	(0.64)	2.98	0.20	(0.18)	1.12	(0.66)	2.98	0.30

Total from Investment Operations	0.19	1.48	(0.33)	3.27	0.47	0.10	1.47	(0.35)	3.27	0.56

Less Distributions:

Net Investment Income	(0.29)	(0.35)	(0.30)	(0.30)	(0.26)	(0.43)	(0.44)	(0.27)	(0.30)	(0.35)
Net Realized Gains	(0.03)	(0.11)	(0.03)	(0.05)	(0.01)	—	(0.20)	(0.19)	(0.12)	(0.04)

Total Distributions	(0.32)	(0.46)	(0.33)	(0.35)	(0.27)	(0.43)	(0.64)	(0.46)	(0.42)	(0.39)

Net Asset Value, End of Year	$16.29	$16.42	$15.40	$16.06	$13.14	$16.21	$16.54	$15.71	$16.52	$13.67

Total Return	1.25%	9.94%	(2.16%)	25.14%	3.73%	0.47%	10.10%	(2.28%)	24.54%	4.32%

Net Assets, End of Year (thousands)	$769,602	$879,553	$741,512	$546,891	$370,229	$288,509	$375,832	$403,195	$402,204	$289,904
Ratio of Expenses to Average Net Assets *(C)	0.32%	0.33%	0.35%	0.35%	0.35%	0.36%	0.37%	0.34%	0.35%	0.35%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor) *(C)	0.56%	0.60%	0.59%	0.60%	0.64%	0.61%	0.63%	0.60%	0.62%	0.64%
Ratio of Net Investment Income to Average Net Assets	1.81%	2.23%	1.89%	1.95%	2.14%	1.78%	2.25%	1.87%	1.90%	2.03%

* The Ratio of Expenses to Average Net Assets is inclusive of acquired fund fees and expenses incurred by the Portfolio indirectly as a result of Portfolio’s investment in Underlying Funds as follows:	0.25%	0.27%	0.27%	0.28%	0.31%	0.28%	0.30%	0.29%	0.29%	0.32%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	Emerging Markets Portfolio					Emerging Markets Small Cap Portfolio
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016

Net Asset Value, Beginning of Year	$27.56	$25.46	$29.55	$24.12	$22.17	$20.07	$18.72	$23.49	$20.39	$18.51

Income from Investment Operations (A)
Net Investment Income (Loss)	0.55	0.73	0.61	0.49	0.45	0.41	0.48	0.53	0.49	0.45
Net Gains (Losses) on Securities (Realized and Unrealized)	0.07	2.05	(4.14)	5.43	1.95	(0.24)	1.87	(4.22)	3.58	2.04

Total from Investment Operations	0.62	2.78	(3.53)	5.92	2.40	0.17	2.35	(3.69)	4.07	2.49

Less Distributions:
Net Investment Income	(0.54)	(0.68)	(0.56)	(0.49)	(0.45)	(0.44)	(0.46)	(0.53)	(0.51)	(0.47)
Net Realized Gains	—	—	—	—	—	(0.13)	(0.54)	(0.55)	(0.46)	(0.14)

Total Distributions	(0.54)	(0.68)	(0.56)	(0.49)	(0.45)	(0.57)	(1.00)	(1.08)	(0.97)	(0.61)

Net Asset Value, End of Year	$27.64	$27.56	$25.46	$29.55	$24.12	$19.67	$20.07	$18.72	$23.49	$20.39

Total Return	2.36%	11.06%	(12.14%)	24.83%	11.01%	0.81%	12.96%	(16.45%)	21.00%	13.96%

Net Assets, End of Year (thousands)	$5,652,358	$5,968,318	$5,394,188	$6,632,914	$4,915,400	$4,879,733	$6,423,859	$6,304,406	$7,249,717	$5,459,509
Ratio of Expenses to Average Net Assets (F)	0.44%	0.48%	0.47%	0.50%	0.56%	0.69%	0.72%	0.70%	0.73%	0.72%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor) (F)	0.54%	0.58%	0.57%	0.60%	0.66%	0.89%	0.92%	0.90%	0.93%	0.92%
Ratio of Net Investment Income to Average Net Assets	2.07%	2.70%	2.08%	1.88%	2.04%	2.20%	2.44%	2.31%	2.32%	2.43%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	Emerging Markets Value Portfolio-Class R2 Shares
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016
Net Asset Value, Beginning of Year	$27.16	$26.64	$30.13	$24.71	$22.18

Income from Investment Operations (A)
Net Investment Income (Loss)	0.59	0.63	0.63	0.31	0.46
Net Gains (Losses) on Securities (Realized and Unrealized)	(3.27)	0.56	(3.48)	5.60	2.75

Total from Investment Operations	(2.68)	1.19	(2.85)	5.91	3.21

Less Distributions:
Net Investment Income	(0.70)	(0.67)	(0.64)	(0.49)	(0.68)

Total Distributions	(0.70)	(0.67)	(0.64)	(0.49)	(0.68)

Net Asset Value, End of Year	$23.78	$27.16	$26.64	$30.13	$24.71

Total Return	(9.98%)	4.57%	(9.66%)	24.11%	14.98%

Net Assets, End of Year (thousands)	$12,587	$29,146	$25,150	$31,198	$97,923
Ratio of Expenses to Average Net Assets (F)	0.77%	0.81%	0.80%	0.81%	0.81%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor) (F)	0.87%	0.91%	0.90%	0.91%	0.91%
Ratio of Net Investment Income to Average Net Assets	2.41%	2.29%	2.07%	1.19%	2.08%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	Emerging Markets Value Portfolio-Institutional Class Shares
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016
Net Asset Value, Beginning of Year	$27.34	$26.81	$30.32	$24.84	$22.22

Income (loss) from Investment Operations (A)
Net Investment Income (Loss)	0.71	0.70	0.73	0.61	0.51
Net Gains (Losses) on Securities (Realized and Unrealized)	(3.35)	0.57	(3.53)	5.40	2.77

Total from Investment Operations	(2.64)	1.27	(2.80)	6.01	3.28

Less Distributions:
Net Investment Income	(0.77)	(0.74)	(0.71)	(0.53)	(0.66)

Total Distributions	(0.77)	(0.74)	(0.71)	(0.53)	(0.66)

Net Asset Value, End of Year	$23.93	$27.34	$26.81	$30.32	$24.84

Total Return	(9.75%)	4.83%	(9.45%)	24.41%	15.23%

Net Assets, End of Year (thousands)	$12,596,902	$17,161,936	$16,431,410	$19,383,230	$16,304,321
Ratio of Expenses to Average Net Assets (F)	0.52%	0.56%	0.54%	0.57%	0.56%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor) (F)	0.62%	0.66%	0.64%	0.67%	0.66%
Ratio of Net Investment Income to Average Net Assets	2.87%	2.54%	2.37%	2.23%	2.31%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	Emerging Markets Core Equity Portfolio					Emerging Markets Targeted Value Portfolio
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016	Year Ended Oct 31, 2020	Period Nov 14, 2018 u to Oct 31, 2019
Net Asset Value, Beginning of Year	$20.59	$18.95	$22.38	$18.40	$16.81	$10.43	$10.00

Income from Investment Operations (A)
Net Investment Income (Loss)	0.43	0.53	0.50	0.42	0.37	0.21	0.24
Net Gains (Losses) on Securities (Realized and Unrealized)	(0.22)	1.64	(3.47)	3.95	1.59	(0.59)	0.20

Total from Investment Operations	0.21	2.17	(2.97)	4.37	1.96	(0.38)	0.44

Less Distributions:
Net Investment Income	(0.46)	(0.53)	(0.46)	(0.39)	(0.37)	(0.23)	(0.01)
Net Realized Gains	—	—	—	—	—	(0.11)	—

Total Distributions	(0.46)	(0.53)	(0.46)	(0.39)	(0.37)	(0.34)	(0.01)

Net Asset Value, End of Year.	$20.34	$20.59	$18.95	$22.38	$18.40	$9.71	$10.43

Total Return	1.13%	11.61%	(13.48%)	24.02%	11.87%	(3.89%)	4.38	%(B)

Net Assets, End of Year (thousands)	$24,780,700	$28,622,610	$25,372,759	$27,085,722	$18,712,966	$170,163	$114,360
Ratio of Expenses to Average Net Assets	0.49%	0.52%	0.52%	0.55%	0.61%	0.84%	0.85	%(D)(E)
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly)	0.50%	0.53%	0.52%	0.56%	0.61%	0.87%	0.95	%(D)(E)
Ratio of Net Investment Income to Average Net Assets	2.19%	2.62%	2.25%	2.08%	2.20%	2.26%	2.30	%(D)(E)
Portfolio Turnover Rate	15%	4%	4%	4%	3%	34%	12	%(B)

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

NOTES TO FINANCIAL STATEMENTS

A. Organization:

DFA Investment Dimensions Group Inc. (the “Fund”) is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are generally offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of one hundred and six operational portfolios, of which twenty-two (the “Portfolios”) are included in this section of the report. The remaining operational portfolios are presented in separate reports. The Portfolios are investment companies, and accordingly, follow the accounting and reporting guidance under the Financial Accounting Standards Board (“FASB”) Accounting Standards Certification (“ASC”), Topic 946, “Financial Services-Investment Companies.”

Of the Portfolios, seven invest all of their assets in a corresponding series or fund (each such Portfolio, a “Feeder Fund”). Of the Feeder Funds, six invest all of their assets in a corresponding series of The DFA Investment Trust Company (“DFAITC”) and one invests all of its assets in the Dimensional Emerging Markets Value Fund (“DEM”) (each such series within DFAITC and DEM, a “Master Fund”, treated as partnerships for federal income tax purposes). Six of the Portfolios generally allocate their assets among other funds managed by Dimensional Fund Advisors LP (each such Portfolio, a “Fund of Funds”). The Fund of Funds may also invest in affiliated and unaffiliated registered and unregistered money market funds. The International Small Company Portfolio invests in five Master Funds within DFAITC. The Global Small Company Portfolio invests in six Master Funds within DFAITC and one underlying fund within the Fund (each such underlying fund within the Fund, an “Underlying Fund”). The DFA Global Real Estate Securities Portfolio invests in two Underlying Funds within the Fund and directly in securities. The World ex U.S. Value Portfolio invests in three Master/Underlying Funds within the Fund, DFAITC, and DEM. The World Core Equity Portfolio and Selectively Hedged Global Equity Portfolio each invest in three Underlying Funds within the Fund. As of October 31, 2020, the following Portfolios were the owner of record of the following approximate percentages of the total outstanding shares of the following Master/Underlying Funds as detailed below:

Feeder Funds	Master/Underlying Funds	Percentage Ownership at 10/31/20
Japanese Small Company Portfolio	The Japanese Small Company Series	—
Asia Pacific Small Company Portfolio	The Asia Pacific Small Company Series	25%
United Kingdom Small Company Portfolio	The United Kingdom Small Company Series	—
Continental Small Company Portfolio	The Continental Small Company Series	—
Emerging Markets Portfolio	The Emerging Markets Series	99%
Emerging Markets Small Cap Portfolio	The Emerging Markets Small Cap Series	99%
Emerging Markets Value Portfolio	Dimensional Emerging Markets Value Fund	98%

Funds of Funds	Underlying Funds	Percentage Ownership at 10/31/20
International Small Company Portfolio	The Continental Small Company Series	88%
	The Japanese Small Company Series	84%
	The United Kingdom Small Company Series	99%
	The Asia Pacific Small Company Series	75%
	The Canadian Small Company Series	97%

Global Small Company Portfolio	U.S. Small Cap Portfolio	—
	The Continental Small Company Series	—
	The Japanese Small Company Series	—
	The Asia Pacific Small Company Series	—

Funds of Funds	Underlying Funds	Percentage Ownership at 10/31/20
	The Canadian Small Company Series	—
	The Emerging Markets Small Cap Series	—
	The United Kingdom Small Company Series	—

DFA Global Real Estate Securities Portfolio*	DFA Real Estate Securities Portfolio	9%
	DFA International Real Estate Securities Portfolio	56%

World ex U.S. Value Portfolio	Dimensional Emerging Markets Value Fund	—
	DFA International Small Cap Value Portfolio	—
	The DFA International Value Series	—

World Core Equity Portfolio	U.S. Core Equity 1 Portfolio	2%
	International Core Equity Portfolio	1%
	Emerging Markets Core Equity Portfolio	—

Selectively Hedged Global Equity Portfolio	U.S. Core Equity 2 Portfolio	1%
	International Core Equity Portfolio	—
	Emerging Markets Core Equity Portfolio	—

*	DFA Global Real Estate Securities Portfolio invests in two Underlying Funds as indicated and securities listed on its Summary Schedule of Investments.

To achieve its investment objective, each Feeder Fund and Fund of Funds invests substantially all of its assets in corresponding Master and/or Underlying Funds as indicated above. The DFA Global Real Estate Securities Portfolio may pursue its investment objective by investing its assets in its Underlying Funds and/or directly in securities of companies in the real estate industry. Each Feeder Fund and Fund of Funds also invests in short-term temporary cash investments and futures. In addition, each Fund of Funds may engage in forward currency contracts.

The financial statements of the Feeder Funds’ Master Funds are included elsewhere in this report and should be read in conjunction with the financial statements of the Feeder Funds.

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

1. Security Valuation: The Portfolios use a fair value hierarchy, which prioritizes the inputs-to-valuation techniques used to measure fair value into three broad levels described below:

•	Level 1 – inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, and futures contracts)

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

Securities held by Large Cap International Portfolio, International Core Equity Portfolio, DFA International Real Estate Securities Portfolio, DFA Global Real Estate Securities Portfolio, DFA International Small Cap Value Portfolio, International Vector Equity Portfolio, World ex U.S. Core Equity Portfolio, Emerging Markets Core Equity Portfolio, International High Relative Profitability Portfolio and Emerging Markets Targeted Value Portfolio (the “International Equity Portfolios”), including over-the-counter securities, are valued at the last quoted sale price of the day. International equity securities are subject to a fair value factor, as described later in this note. Securities held by the International Equity Portfolios that are listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If there is no last reported sale price or NOCP for the day, the International Equity Portfolios value the securities within the range of the most recent quoted bid and ask prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end management investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy.

Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors of the Fund. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of Dimensional Fund Advisors LP) occur before the net asset value of the Portfolio is calculated. When fair value pricing is used, the prices of securities used by the International Equity Portfolios may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

The International Equity Portfolios will also apply a fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally, 2:00 a.m. ET), which is fourteen hours before the close of the NYSE (normally, 4:00 p.m. ET) and the time at which the net asset values of the International Equity Portfolios are computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the pricing of the International Equity Portfolios’ shares (at the close of the NYSE), the International Equity Portfolios will fair-value their foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the International Equity Portfolios’ foreign investments since the last calculated closing prices of the foreign investments on their primary foreign securities markets or exchanges. For these purposes, the Board of Directors of the Fund has determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable. Fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the International Equity Portfolios uses data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). When an International Equity Portfolio uses fair value pricing, the values assigned to the International Equity Portfolio’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

Debt securities held by the Portfolios are valued on the basis of evaluated prices provided by one or more pricing services or other reasonably reliable sources including broker/dealers that typically handle the purchase and sale of such securities. Securities that are traded over-the-counter and on a stock exchange generally will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed income securities, this ordinarily will be the over-the-counter market. Securities for which quotations are not readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors of the Fund. These valuations are generally categorized as Level 2 in the hierarchy.

Listed derivatives, such as futures, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts, do not require material subjectivity as pricing inputs are observed from quoted markets and are categorized as Level 2 in the hierarchy.

Shares held by the Portfolios in other investment companies (such as the Master/Underlying Funds) are valued at their respective daily net asset values as reported by their administrator. The Feeder Funds’, International Small Company Portfolio’s, Global Small Company Portfolio’s and World ex U.S. Value Portfolio’s investments in series of either DFAITC or DEM reflect their proportionate interest in the net assets of such corresponding Master Fund(s). These valuations are classified as Level 1 in the hierarchy.

A summary of the inputs used to value the Portfolios’ investments by each major security type, industry and/or country is disclosed previously in this note. A valuation hierarchy table has been included at the end of the Summary Schedule of Portfolio Holdings/Schedule of Investments (except for the Feeder Funds). The methodology or inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

2. Foreign Currency Translation: Securities and other assets and liabilities of the Portfolios whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recent bid and ask prices for the U.S. dollar as quoted by generally recognized reliable sources. To facilitate the translation, the Portfolios enter into foreign currency contracts. A foreign currency contract is a spot agreement between two parties to buy and sell currencies at current market exchange rates, for settlement generally within two business days. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked-to-market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement. The Portfolios also enter into forward currency contracts for the purpose of hedging against fluctuations in currency exchange rates. These contracts are marked-to-market daily based on daily forward exchange rates.

The International Equity Portfolios do not isolate the effect of foreign exchange rate fluctuations from the effect of fluctuations in the market prices of securities, whether realized or unrealized. However, the Selectively Hedged Global Equity Portfolio does isolate the effect of foreign currency rate fluctuations when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign exchange gain or loss for income tax reporting purposes.

Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between amounts of interest, dividends and any foreign withholding taxes recorded on the books of the International Equity Portfolios and Selectively Hedged Global Equity Portfolio and the U.S. dollar equivalent amounts actually received or paid.

3. Deferred Compensation Plan: Each eligible Director of the Fund may elect to participate in the Fee Deferral Plan for Independent Directors and Trustees (the “Plan”). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: the U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors’/ Trustees’ Fees & Expenses.

The Directors may receive their distributions of proceeds by one of the following methods: lump sum, annual installments over a period of agreed-upon years, or quarterly installments over a period of agreed-upon years. Each Director shall have the right in a notice of election (the “Notice”) to defer the receipt of the Director’s deferred compensation until a date specified by such Director in the Notice. The date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Director ceases to be a member of the Board of Directors of the Fund; and (ii) five years following the effective date of the Director’s first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director’s deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board (unless the Director files an amended Notice selecting a different distribution date). As of October 31, 2020, none of the Directors have requested or received a distribution of proceeds of a deferred fee account.

4. Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities/affiliated investment companies and foreign currency are accounted for on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities and from the investment in affiliated investment companies that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolios estimate the character of received distributions that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Discount and premium on debt securities purchased are amortized over the lives of the respective securities, using the effective interest method. Expenses directly attributable to a Portfolio are directly charged. Common expenses of the Fund or the Portfolios are allocated using methods approved by the Board, generally based on average net assets.

Organizational costs are expensed during the fiscal year of inception of the Portfolios. Offering costs are amortized over a twelve-month period from the inception of the Portfolios.

Class R2 Shares and Institutional Class Shares have equal rights to assets and earnings of a Portfolio. Income, gains and losses, and common expenses of a Portfolio are allocated to each class of shares based on its relative net assets. Each class will bear its own class-specific expenses, if any.

The Feeder Funds, International Small Company Portfolio, Global Small Company Portfolio, and World ex U.S. Value Portfolio recognize their pro-rata shares of net investment income and realized and unrealized gains/losses on a daily basis from their respective Master Fund(s) within DFAITC or DEM, which are treated as partnerships for federal income tax purposes.

The Portfolios may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Portfolios accrue such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. Additionally, if there is a deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The Emerging Markets Portfolio, Emerging Markets Small Cap Portfolio, Emerging Markets Value Portfolio, World ex U.S. Core Portfolio, Emerging Markets Core Equity Portfolio and Emerging Markets Targeted Value Portfolio are subject to tax on short-term capital gains for investments in India. Such taxes are accrued on a daily basis and due upon sale of individual securities.

C. Investment Advisor:

The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Portfolios. For the year ended October 31, 2020, the Portfolios’ investment management fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

Large Cap International Portfolio	0.19	%*
International Core Equity Portfolio	0.25	%*
Global Small Company Portfolio	0.44	%*
International Small Company Portfolio	0.39	%*
Japanese Small Company Portfolio	0.48	%*
Asia Pacific Small Company Portfolio	0.48	%*
United Kingdom Small Company Portfolio	0.48	%*
Continental Small Company Portfolio	0.48	%*
DFA International Real Estate Securities Portfolio	0.24	%*
DFA Global Real Estate Securities Portfolio	0.20%

DFA International Small Cap Value Portfolio	0.62	%*
International Vector Equity Portfolio	0.43	%*
International High Relative Profitability Portfolio	0.25%
World ex U.S. Value Portfolio	0.45	%*
World ex U.S. Core Equity Portfolio	0.30	%*
World Core Equity Portfolio	0.28	%*
Selectively Hedged Global Equity Portfolio	0.29	%*
Emerging Markets Portfolio	0.39	%*
Emerging Markets Small Cap Portfolio	0.62	%*
Emerging Markets Value Portfolio	0.47	%*
Emerging Markets Core Equity Portfolio	0.44	%*
Emerging Markets Targeted Value Portfolio	0.66	%*

*	Effective as of February 28, 2020, the management fees payable by the following Portfolios were reduced as follows:

Portfolio	Management Fee Prior to February 28, 2020	Management Fee Effective February 28, 2020
Large Cap International Portfolio	0.20%	0.18%
International Core Equity Portfolio	0.27%	0.24%
Global Small Company Portfolio	0.45%	0.43%
International Small Company Portfolio	0.40%	0.38%
Japanese Small Company Portfolio	0.50%	0.47%
Asia Pacific Small Company Portfolio	0.50%	0.47%
United Kingdom Small Company Portfolio	0.50%	0.47%
Continental Small Company Portfolio	0.50%	0.47%
DFA International Real Estate Securities Portfolio	0.25%	0.24%
DFA International Small Cap Value Portfolio	0.65%	0.60%
International Vector Equity Portfolio	0.45%	0.42%
World ex U.S. Value Portfolio	0.47%	0.43%
World ex U.S. Core Equity Portfolio	0.32%	0.29%
World Core Equity Portfolio	0.30%	0.27%
Selectively Hedged Global Equity Portfolio	0.30%	0.28%
Emerging Markets Portfolio	0.42%	0.37%
Emerging Markets Small Cap Portfolio	0.65%	0.60%
Emerging Markets Value Portfolio	0.50%	0.45%
Emerging Markets Core Equity Portfolio	0.47%	0.42%
Emerging Markets Targeted Value Portfolio	0.70%	0.65%

Pursuant to Amended and Restated Fee Waiver and/or Expense Assumption Agreements (each, a “Fee Waiver Agreement”), the Advisor has contractually agreed to waive certain fees, and in certain instances, assume certain expenses of the Portfolios, as described in the notes below. The Fee Waiver Agreements for the non-Feeder Funds, and a portion of the Fee Waiver Agreement for certain Feeder Funds below, will remain in effect through February 28, 2021, may only be terminated by the Fund’s Board of Directors prior to that date and shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. The Fee Waiver Agreement with respect to the total management fees paid by the Feeder Funds, as described in the notes below, will remain in effect permanently, unless terminated by a Feeder Fund. During the year ended October 31, 2020, the Portfolios had expense limits based on a percentage of average net assets on an annualized basis, and the Advisor recovered previously waived fees and/or assumed expenses (amounts in thousands), as listed below. The net amount of waived fees/expenses assumed (recovered previously waived fees/expenses assumed) during the year ended October 31, 2020, and the previously waived fees/expenses assumed subject to future recovery by the Advisor as of October 31, 2020, are also reflected below (amounts in thousands). At any time that the Portfolio Expenses (defined below) of a class of a Portfolio are less than the applicable Expense Limitation Amount/Total Management Fee Limit listed below, the Advisor retains the right to recover fees previously waived and/or expenses previously assumed to the extent that the expense ratio following such recovery would be less than the Expense Limitation Amount/Total Management Fee Limit that was in place when such prior year fees were waived and/or expenses assumed, and less than the current Expense Limitation Amount/Total Management Fee Limit in place for the Portfolio. The Advisor, however, will not be reimbursed by a Feeder Portfolio in connection with its Permanent Fee Waiver. The Fund, on behalf of a Portfolio, is also not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of recovery. With respect to the World ex U.S. Value Portfolio, World Core Equity Portfolio and Selectively Hedged Global Equity Portfolio, the Advisor shall also not be reimbursed for any management fees previously waived to offset a Portfolio’s proportionate share of the management fees paid by such Portfolio through its investment in other funds managed by the Advisor.

Institutional Class Shares	Expense Limitation Amount	Total Management Fee Limit	Recovery of Previously Waived Fees/ Expenses Assumed	Waived Fees/ Expenses Assumed	Previously Waived Fees/ Expenses Assumed Subject to Future Recovery
Large Cap International Portfolio (1)	0.24%	—	—	—	—
International Core Equity Portfolio (1)	0.30%	—	$3,676	$183	$183
Global Small Company Portfolio (2)	0.47%	—	—	155	413
International Small Company Portfolio (3)	0.45%	—	—	—	—
Japanese Small Company Portfolio (4)	0.47%	0.47%	—	513	—
Asia Pacific Small Company Portfolio (4)	0.47%	0.47%	—	329	—
United Kingdom Small Company Portfolio (4)	0.47%	0.47%	2	55	79
Continental Small Company Portfolio (4)	0.47%	0.47%	—	580	—
DFA International Real Estate Securities Portfolio (1)	0.29%	—	—	—	—
DFA Global Real Estate Securities Portfolio (5)	0.24%	—	104	8,120	25,028
International Vector Equity Portfolio (1)	0.60%	—	—	—	—
International High Relative Profitability Portfolio (2)	0.35%	—	25	—	—
World ex U.S. Value Portfolio (6)	0.60%	0.43%	—	504	—
World ex U.S. Core Equity Portfolio (7)	0.39%	—	—	—	—
World Core Equity Portfolio (8)	0.32%	0.27%	28	2,008	497
Selectively Hedged Global Equity Portfolio (9)	0.40%	0.28%	—	818	—
Emerging Markets Portfolio (10)	0.49%	0.37%	—	5,732	—
Emerging Markets Small Cap Portfolio (11)	—	0.60%	—	10,976	—
Emerging Markets Value Portfolio (12)	—	0.45%	—	14,579	—

Institutional Class Shares	Expense Limitation Amount	Total Management Fee Limit	Recovery of Previously Waived Fees/ Expenses Assumed	Waived Fees/ Expenses Assumed	Previously Waived Fees/ Expenses Assumed Subject to Future Recovery
Emerging Markets Core Equity Portfolio (1)	0.54%	—	—	—	—
Emerging Markets Targeted Value Portfolio (2)	0.85%	—	$32	$62	$135

Class R2 Shares
Emerging Markets Value Portfolio (12)	0.96%	0.45%	—	22	—

(1)

The Advisor has contractually agreed to waive all or a portion of its management fee and assume each Portfolio’s ordinary operating expenses (excluding the expenses a Portfolio incurs indirectly through investment in other investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of each Portfolio to the rates listed above as a percentage of average net assets on an annualized basis (the “Expense Limitation Amount”). The Fee Waiver Agreement for the Large Cap International Portfolio became effective on January 1, 2017. In addition, prior to January 1, 2017, the Advisor had contractually agreed to waive all or a portion of its management fee and assume each of the International Core Equity Portfolio’s and Emerging Markets Core Equity Portfolio’s Portfolio Expenses to the extent necessary to limit the Portfolio Expenses of each such Portfolio to 0.49% and 0.85%, respectively, as a percentage of average net assets on an annualized basis.

(2)

The Advisor has contractually agreed to waive all or a portion of its management fee and to assume the ordinary operating expenses of a class of the Portfolio (including the expenses that the Portfolio bears as a shareholder of other funds managed by the Advisor, excluding money market funds, but excluding the expenses that the Portfolio incurs indirectly through its investment in unaffiliated investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of a class of the Portfolio to the rate listed above as a percentage of the average net assets of a class of the Portfolio on an annualized basis (the “Expense Limitation Amount”).

(3)

The Advisor has contractually agreed to waive all or a portion of its management fee and to assume the other direct expenses of a class of the Portfolio (excluding expenses incurred through its investment in other investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of a class of the Portfolio to the rate listed above as a percentage of the average net assets of a class of the Portfolio on an annualized basis (the “Expense Limitation Amount”).

(4)

Effective February 28, 2020, the Advisor has contractually agreed to permanently waive all or a portion of the management fee of each Portfolio to the extent necessary to limit the total management fees paid to the Advisor by each Portfolio, including the proportionate share of the management fees a Portfolio pays indirectly through its investment in other funds managed by the Advisor, except for the fees paid indirectly through its investment of securities lending cash collateral in the Money Market Series, to 0.47% of the average net assets of a class of a Portfolio on an annualized basis (the “Permanent Fee Waiver”). From July 21, 2015 to February 27, 2020, the permanent Fee Waiver Limit was 0.50%. In addition to the Permanent Fee Waiver, the Advisor has contractually agreed to further waive all or a portion of its management fee and to assume the other direct expenses of a class of each Portfolio (excluding expenses incurred through its investment in other investment companies managed by the Advisor) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of each class of a Portfolio to the rates listed above as a percentage of the average net assets of a class of a Portfolio on an annualized basis (the “Expense Limitation Amount”).

(5)

The Advisor has contractually agreed to waive all or a portion of its management fee and to assume the expenses of the Portfolio (including the expenses that the Portfolio bears as a shareholder of its Master/Underlying Funds but excluding the expenses that the Portfolio incurs indirectly through investment of its securities lending cash collateral in the Money Market Series and its investment in unaffiliated investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of the Portfolio to the rate listed above as a percentage of the Portfolio’s average net assets on an annualized basis (the “Expense Limitation Amount”).

(6)

Effective February 28, 2020, the Advisor has contractually agreed to waive up to the full amount of the Portfolio’s management fee of 0.43% to the extent necessary to offset the proportionate share of the management fees paid by the Portfolio through its investment in its Master/Underlying _ Funds, except for the fees paid through its investment of securities lending cash collateral in the Money Market Series (the “Total Management Fee Limit”). Prior to February 28, 2020, the Total Management Fee Limit was 0.47%. In addition, under the Fee Waiver Agreement, the Advisor also has agreed to waive all or a portion of the management fee that remains payable by the Portfolio (i.e., the management fee remaining after the proportionate share of the Master/Underlying Funds’ management fees have been offset (the “Remaining Management Fee”)) to the extent necessary to reduce the Portfolio’s ordinary operating expenses (including expenses incurred through its investment in other investment companies but excluding the expenses that the Portfolio incurs indirectly through investment of its securities lending cash collateral in the Money Market Series) (“Portfolio Expenses”) to the rate listed above as a percentage of average net assets on an annualized basis (the “Expense Limitation Amount”). The maximum amount that may be waived to limit Portfolio Expenses is the amount of the Remaining Management Fee.

(7)

The Advisor has contractually agreed to waive all or a portion of its management fee and to assume the expenses of a class of the Portfolio (including the expenses that the Portfolio bears as a shareholder of its Master/ Underlying Funds but excluding the expenses that the Portfolio incurs indirectly through its investment of its securities lending cash collateral in the Money Market Series and its investment in unaffiliated investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of a class of the Portfolio to the rate listed above as a percentage of average net assets of a class of the Portfolio on an annualized basis (the “Expense Limitation Amount”).

(8)

Effective February 28, 2020, the Advisor has contractually agreed to waive up to the full amount of the Portfolio’s management fee of 0.27% to the extent necessary to offset the proportionate share of the management fees paid by the Portfolio through its investment in its Master/Underlying Funds, except for the fees paid through its investment of securities lending cash collateral in the Money Market Series (including the Portfolio’s proportionate share of any management fees that a Master/Underlying Fund paid through its investment in an affiliated cash management fund) (the “Total Management Fee Limit”). Prior to February 28, 2020, the Total Management Fee Limit was 0.30%. In addition, under the Fee Waiver Agreement, the Advisor has also agreed to assume the expenses of a class of the Portfolio to the extent necessary to reduce the ordinary operating expenses (including expenses incurred through its investment in other investment companies but excluding the expenses that the Portfolio incurs indirectly through investment of its securities lending cash collateral in the Money Market Series) (“Portfolio Expenses”) of a class of the Portfolio so that such Portfolio Expenses do not exceed the rate listed above as a percentage of the average net assets of a class of the Portfolio on an annualized basis (the “Expense Limitation Amount”). From June 27, 2014 to February 27, 2019, the Expense Limitation Amount was 0.35% of the average net assets of such class of the Portfolio on an annualized basis.
(9)

Effective February 28, 2020, the Advisor has contractually agreed to waive up to the full amount of the Portfolio’s management fee of 0.28% to the extent necessary to offset the proportionate share of the management fees paid by the Portfolio through its investment in its Master/Underlying Funds, except for the fees paid through its investment of securities lending cash collateral in the Money Market Series (the “Total Management Fee Limit”). Prior to February 28, 2020, the Total Management Fee Limit was 0.30%. In addition, under the Fee Waiver Agreement, the Advisor has also agreed to waive all or a portion of the management fee and to assume the expenses of a class of the Portfolio to the extent necessary to reduce the ordinary operating expenses (including expenses incurred through its investment in other investment companies but excluding the expenses that the Portfolio incurs indirectly through investment of its securities lending cash collateral in the Money Market Series) (“Portfolio Expenses”) of the Portfolio to the rate listed above as a percentage of average net assets of a class of the Portfolio on an annualized basis (the “Expense Limitation Amount”).

(10)

Effective February 28, 2020, the Advisor has contractually agreed to permanently waive all or a portion of the management fee of the Portfolio to the extent necessary to limit the total management fees paid to the Advisor by the Portfolio, including the proportionate share of the management fees the Portfolio pays indirectly through its investment in other funds managed by the Advisor, except for the fees paid indirectly through its investment of securities lending cash collateral in the Money Market Series, to 0.37% of the average net assets of a class of the Portfolio on an annualized basis (the “Permanent Fee Waiver”). From July 21, 2015 to February 27, 2020, the Permanent Fee Waiver Limit was 0.42%. Effective January 1, 2017, in addition to the Permanent Fee Waiver, the Advisor has contractually agreed to further waive all or a portion of its management fee and to assume the other direct expenses of a class of the Portfolio (excluding expenses incurred through its investment in other investment companies managed by the Advisor) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of each class of the Portfolio to the rate listed above as a percentage of the average net assets of a class of the Portfolio on an annualized basis (the “Expense Limitation Amount”).

(11)

Effective February 28, 2020, the Advisor has contractually agreed to permanently waive all or a portion of the management fee of each Portfolio to the extent necessary to limit the total management fees paid to the Advisor by a Portfolio, including the proportionate share of the management fees a Portfolio pays indirectly through its investment in other funds managed by the Advisor, except for the fees paid indirectly through its investment of securities lending cash collateral in The DFA Short Term Investment Fund (the “Money Market Series”), to the rate listed above as a percentage of the average net assets of a class of a Portfolio on an annualized basis. From July 21, 2015 to February 27, 2020, the Permanent Fee Waiver Limits for the Emerging Markets Small Cap Portfolio and Emerging Markets Value Portfolio were 0.65% and 0.50%, respectively.

(12)

Effective February 28, 2020, the Advisor has contractually agreed to permanently waive all or a portion of the management fee of the Portfolio to the extent necessary to limit the total management fees paid to the Advisor by the Portfolio, including the proportionate share of the management fees the Portfolio pays indirectly through its investment in other funds managed by the Advisor, except for the fees paid indirectly through its investment of securities lending cash collateral in the Money Market Series, to 0.45% of the average net assets of a class of the Portfolio on an annualized basis (the “Permanent Fee Waiver”). From July 21, 2015 to February 27, 2020, the Permanent Fee Waiver Limit was 0.50%. In addition to the Permanent Fee Waiver, the Advisor has contractually agreed to (including for the period prior to July 21, 2015) assume the direct expenses of the Class R2 shares of the Portfolio (excluding management fees and custodian fees) to the extent necessary to limit the annualized expenses of the Class R2 shares of the Portfolio (excluding the expenses the Portfolio incurs indirectly through investment in other investment companies) to the rate listed above as a percentage of the average net assets of the Class R2 shares of the Portfolio (the “Annualized Expense Ratio”).

Earned Income Credit:

Additionally, Portfolios have entered into arrangements with their custodian whereby net interest earned on uninvested cash balances was used to reduce a portion of the Portfolios’ custody expenses. Custody expense in the accompanying financial statements is presented before reduction for credits. The impact of such credits is generally less than one basis point of each Portfolio’s net assets. During the year ended October 31, 2020, expenses reduced were as follows (amounts in thousands):

Fees Paid Indirectly
Large Cap International Portfolio	$277
International Core Equity Portfolio	1,078
DFA International Real Estate Securities Portfolio	500
DFA Global Real Estate Securities Portfolio	7
DFA International Small Cap Value Portfolio	925
International Vector Equity Portfolio	197
International High Relative Profitability Portfolio	95
World ex U.S. Core Equity Portfolio	144
Selectively Hedged Global Equity Portfolio	1

Fees Paid Indirectly
Emerging Markets Core Equity Portfolio	$1,167
Emerging Markets Targeted Value Portfolio	15

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors of the Advisor are also Officers and Directors of the Fund; however, such Officers and Directors (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Fund. For the year ended October 31, 2020, the total related amount paid by the Fund to the CCO was $309 (in thousands). The total related amounts paid by each of the Portfolios are included in Other Expenses on the Statements of Operations.

D. Deferred Compensation:

As of October 31, 2020, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities on the Statements of Assets and Liabilities as follows (amounts in thousands):

Large Cap International Portfolio	$128
International Core Equity Portfolio	490
Global Small Company Portfolio	—
International Small Company Portfolio	361
Japanese Small Company Portfolio	16
Asia Pacific Small Company Portfolio	10
United Kingdom Small Company Portfolio	2
Continental Small Company Portfolio	10
DFA International Real Estate Securities Portfolio	106
DFA Global Real Estate Securities Portfolio	113
DFA International Small Cap Value Portfolio	487
International Vector Equity Portfolio	49
International High Relative Profitability Portfolio	5
World ex U.S. Value Portfolio	4
World ex U.S. Core Equity Portfolio	34
World Core Equity Portfolio	7
Selectively Hedged Global Equity Portfolio	5
Emerging Markets Portfolio	172
Emerging Markets Small Cap Portfolio	153
Emerging Markets Value Portfolio	638
Emerging Markets Core Equity Portfolio	502
Emerging Markets Targeted Value Portfolio	1

E. Purchases and Sales of Securities:

For the year ended October 31, 2020, the Portfolios’ transactions related to investment securities, other than short-term securities, in-kind redemptions and U.S. government securities (amounts in thousands), were as follows:

	Purchases	Sales
Large Cap International Portfolio	$932,813	$1,045,067
International Core Equity Portfolio	$1,110,068	$3,490,110
DFA International Real Estate Securities Portfolio	$699,493	$635,176
DFA Global Real Estate Securities Portfolio	$230,225	$19,979

	Purchases	Sales
DFA International Small Cap Value Portfolio	$1,526,349	$2,896,135
International Vector Equity Portfolio	$852,734	$491,970
International High Relative Profitability Portfolio	$911,403	$145,135
World ex U.S. Core Equity Portfolio	$423,799	$663,937
Emerging Markets Core Equity Portfolio	$3,751,823	$6,540,110
Emerging Markets Targeted Value Portfolio	$96,597	$46,013

There were no purchases or sales of long-term U.S. government securities.

For the year ended October 31, 2020, transactions related to Affiliated Investment Companies, excluding in-kind redemptions, are presented below.

The amounts presented below may differ from the respective amounts presented in the corresponding Schedule of Investments/Summary Schedule of Portfolio Holdings, Statements of Assets and Liabilities or Statements of Operations due to rounding. The amounts are as follows (amounts in thousands):

	Balance at October 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ Depreciation	Balance at October 31, 2020	Shares as of October 31, 2020	Dividend Income	Capital Gain Distributions

Large Cap International Portfolio
The DFA Short Term Investment Fund	$181,249	$1,584,607	$1,591,446	$(71)	$27	$174,366	15,069	$1,620	—

Total	$181,249	$1,584,607	$1,591,446	$(71)	$27	$174,366	15,069	$1,620	—

International Core Equity Portfolio
The DFA Short Term Investment Fund	$1,353,511	$5,227,358	$5,485,808	$(170)	$97	$1,094,988	94,632	$10,799	—

Total	$1,353,511	$5,227,358	$5,485,808	$(170)	$97	$1,094,988	94,632	$10,799	—

Global Small Company Portfolio
U.S. Small Cap Portfolio	$22,484	$7,439	$4,122	$(712)	$(193)	$24,896	803	$244	$535

Total	$22,484	$7,439	$4,122	$(712)	$(193)	$24,896	803	$244	$535

DFA International Real Estate Securities Portfolio
The DFA Short Term Investment Fund	$186,393	$2,567,353	$2,374,380	$(33)	$14	$379,347	32,784	$1,487	—

Total	$186,393	$2,567,353	$2,374,380	$(33)	$14	$379,347	32,784	$1,487	—

	Balance at October 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ Depreciation	Balance at October 31, 2020	Shares as of October 31, 2020	Dividend Income	Capital Gain Distributions

DFA Global Real Estate Securities Portfolio
DFA International Real Estate Securities Portfolio	$3,297,599	$729,753	$288,110	$(56,133)	$(1,095,312)	$2,587,797	686,418	$375,229	—
DFA Real Estate Securities Portfolio	1,315,269	—	335,800	78,695	(337,188)	720,976	21,075	24,084	$1,750
The DFA Short Term Investment Fund	111,152	1,000,753	1,039,724	(28)	3	72,156	6,236	1,036	—

Total	$4,724,020	$1,730,506	$1,663,634	$22,534	$(1,432,497)	$3,380,929	713,729	$400,349	$1,750

DFA International Small Cap Value Portfolio
The DFA Short Term Investment Fund	$793,359	$1,464,715	$1,838,302	$(2)	$(8)	$419,762	36,277	$5,102	—

Total	$793,359	$1,464,715	$1,838,302	$(2)	$(8)	$419,762	36,277	$5,102	—

International Vector Equity Portfolio
The DFA Short Term Investment Fund	$132,707	$524,907	$533,845	$(7)	$15	$123,777	10,697	$1,082	—

Total	$132,707	$524,907	$533,845	$(7)	$15	$123,777	10,697	$1,082	—

International High Relative Profitability Portfolio
The DFA Short Term Investment Fund	$25,970	$389,603	$367,480	$(1)	$5	$48,097	4,157	—	—

Total	$25,970	$389,603	$367,480	$(1)	$5	$48,097	4,157	—	—

World ex U.S. Value Portfolio
DFA International Small Cap Value Portfolio	$29,086	$1,863	$7,050	$(1,457)	$(3,541)	$18,901	1,208	$465	$440

Total	$29,086	$1,863	$7,050	$(1,457)	$(3,541)	$18,901	1,208	$465	$440

World ex U.S. Core Equity Portfolio
The DFA Short Term Investment Fund	$109,135	$551,261	$541,294	$(23)	$17	$119,096	10,293	$964	—

Total	$109,135	$551,261	$541,294	$(23)	$17	$119,096	10,293	$964	—

	Balance at October 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ Depreciation	Balance at October 31, 2020	Shares as of October 31, 2020	Dividend Income	Capital Gain Distributions

World Core Equity Portfolio
U.S. Core Equity 1 Portfolio	$480,857	$61,045	$115,322	$(2,039)	$11,601	$436,142	17,280	$7,219	$8,146
International Core Equity Portfolio	298,575	27,394	69,724	(13,781)	(11,782)	230,682	19,096	5,952	—
Emerging Markets Core Equity Portfolio	100,081	25,017	22,181	(3,993)	3,260	102,184	5,024	2,275	—

Total	$879,513	$113,456	$207,227	$(19,813)	$3,079	$769,008	41,400	$15,446	$8,146

Selectively Hedged Global Equity Portfolio
U.S. Core Equity 2 Portfolio	$186,668	$17,659	$54,652	$3,445	$(5,334)	$147,786	6,485	$2,463	$4,097
International Core Equity Portfolio	119,342	8,230	36,871	(2,519)	(8,418)	79,764	6,603	2,210	—
Emerging Markets Core Equity Portfolio	64,065	9,312	14,243	(1,615)	215	57,734	2,838	1,334	—

Total	$370,075	$35,201	$105,766	$(689)	$(13,537)	$285,284	15,926	$6,007	$4,097

Emerging Markets Core Equity Portfolio
The DFA Short Term Investment Fund	$673,477	$2,162,419	$2,388,552	$(9)	$17	$447,352	38,662	$4,888	—

Total	$673,477	$2,162,419	$2,388,552	$(9)	$17	$447,352	38,662	$4,888	—

Emerging Markets Targeted Value Portfolio
The DFA Short Term Investment Fund	$659	$15,914	$14,536	—	—	$2,037	176	—	—

Total	$659	$15,914	$14,536	—	—	$2,037	176	—	—

F. Federal Income Taxes:

Each Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent that these differences are permanent, they are charged or credited to paid-in capital or distributable earnings as appropriate, in the period that the differences arise. Accordingly, the permanent differences as of October 31, 2020, can occur as a result of realized gains on securities considered to be “passive foreign investment companies,” non-deductible expenses, realized foreign capital gains tax, tax equalization, non-deductible

90-day stock issuance cost, net foreign currency gains/losses, distributions received from real estate investment trusts and distribution redesignations, and were reclassified to the accounts mentioned above. These reclassifications had no effect on net assets or net asset value per share.

The tax character of dividends and distributions declared and paid during the years ended October 31, 2019, and October 31, 2020, were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Tax Exempt Income	Total
Large Cap International Portfolio
2019	$155,698	—	—	$155,698
2020	119,035	—	—	119,035
International Core Equity Portfolio
2019	907,539	—	—	907,539
2020	616,813	—	—	616,813
Global Small Company Portfolio
2019	308	—	—	308
2020	627	—	—	627
International Small Company Portfolio
2019	339,853	$517,619	—	857,472
2020	251,539	278,423	—	529,962
Japanese Small Company Portfolio
2019	6,623	32,764	—	39,387
2020	14,224	9,019	—	23,243
Asia Pacific Small Company Portfolio
2019	11,260	—	—	11,260
2020	14,178	—	—	14,178
United Kingdom Small Company Portfolio
2019	540	1,437	—	1,977
2020	969	1,478	—	2,447
Continental Small Company Portfolio
2019	14,187	19,027	—	33,214
2020	8,902	—	—	8,902
DFA International Real Estate Securities Portfolio
2019	302,662	—	—	302,662
2020	717,271	—	—	717,271
DFA Global Real Estate Securities Portfolio
2019	311,682	40,223	—	351,905
2020	509,001	90,019	—	599,020
DFA International Small Cap Value Portfolio
2019	346,113	429,956	—	776,069
2020	224,481	206,468	—	430,949
International Vector Equity Portfolio
2019	75,474	72,426	—	147,900
2020	57,641	—	—	57,641
International High Relative Profitability Portfolio
2019	11,023	—	—	11,023
2020	18,018	—	—	18,018

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Tax Exempt Income	Total
World ex U.S. Value Portfolio
2019	$8,654	$5,062	—	$13,716
2020	6,579	—	—	6,579
World ex U.S. Core Equity Portfolio
2019	100,766	15,900	—	116,666
2020	75,535	—	—	75,535
World Core Equity Portfolio
2019	18,739	4,773	—	23,512
2020	14,888	1,549	—	16,437
Selectively Hedged Global Equity Portfolio
2019	12,345	4,519	—	16,864
2020	9,635	—	—	9,635
Emerging Markets Portfolio
2019	145,647	—	—	145,647
2020	118,156	—	—	118,156
Emerging Markets Small Cap Portfolio
2019	153,182	173,892	—	327,074
2020	129,179	41,749	—	170,928
Emerging Markets Value Portfolio
2019	459,380	—	—	459,380
2020	442,052	—	—	442,052
Emerging Markets Core Equity Portfolio
2019	730,829	—	—	730,829
2020	585,760	—	—	585,760
Emerging Markets Targeted Value Portfolio
2019	64	—	—	64
2020	3,854	21	—	3,875

As of October 31, 2020, the following net investment income and short-term capital gains and long-term capital gains distributions designated for federal income tax purposes are due to the use of accumulated earnings and profits distributed to shareholders upon redemption of shares (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
Large Cap International Portfolio	$(8,871)	—	$(8,871)
International Core Equity Portfolio	(53,934)	—	(53,934)
Global Small Company Portfolio	(71)	—	(71)
International Small Company Portfolio	(23,983)	—	(23,983)
Japanese Small Company Portfolio	—	—	—
Asia Pacific Small Company Portfolio	—	—	—
United Kingdom Small Company Portfolio	(19)	—	(19)
Continental Small Company Portfolio	(799)	—	(799)
DFA International Real Estate Securities Portfolio	—	—	—

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
DFA Global Real Estate Securities Portfolio	$(3,747)	—	$(3,747)
DFA International Small Cap Value Portfolio	(26,367)	—	(26,367)
International Vector Equity Portfolio	(6,596)	—	(6,596)
International High Relative Profitability Portfolio	(1,186)	—	(1,186)
World ex U.S. Value Portfolio	—	—	—
World ex U.S. Core Equity Portfolio	(7,309)	—	(7,309)
World Core Equity Portfolio	(61)	—	(61)
Selectively Hedged Global Equity Portfolio	(473)	$(465)	(938)
Emerging Markets Portfolio	(11,704)	—	(11,704)
Emerging Markets Small Cap Portfolio	(14,465)	—	(14,465)
Emerging Markets Value Portfolio	(43,191)	—	(43,191)
Emerging Markets Core Equity Portfolio	(55,165)	—	(55,165)
Emerging Markets Targeted Value Portfolio	(502)	—	(502)

As of October 31, 2020, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

	Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards	Unrealized Appreciation (Depreciation)	Total Net Distributable Earnings (Accumulated Losses)
Large Cap International Portfolio	$13,767	—	$(485,857)	$654,159	$182,069
International Core Equity Portfolio	109,223	—	(1,538,697)	783,156	(646,318)
Global Small Company Portfolio	540	—	(258)	(441)	(159)
International Small Company Portfolio	136,707	—	(313,125)	65,923	(110,495)
Japanese Small Company Portfolio	9,860	—	(4,708)	40,289	45,441
Asia Pacific Small Company Portfolio	11,401	—	(17,821)	(27,049)	(33,469)
United Kingdom Small Company Portfolio	197	—	(55)	(2,560)	(2,418)
Continental Small Company Portfolio	3,703	—	(27,023)	17,304	(6,016)
DFA International Real Estate Securities Portfolio	—	—	(431,697)	(1,161,693)	(1,593,390)
DFA Global Real Estate Securities Portfolio	86,211	$23,742	—	(435,949)	(325,996)
DFA International Small Cap Value Portfolio	164,422	—	(427,253)	(1,226,585)	(1,489,416)
International Vector Equity Portfolio	18,174	—	(117,363)	98,905	(284)
International High Relative Profitability Portfolio	1,731	—	(26,305)	92,038	67,464
World ex U.S. Value Portfolio	1,190	—	(17,769)	(29,442)	(46,021)
World ex U.S. Core Equity Portfolio	11,477	—	(129,730)	1,126	(117,127)
World Core Equity Portfolio	—	—	(1,459)	101,380	99,921
Selectively Hedged Global Equity Portfolio	2,378	3,266	—	59,081	64,725
Emerging Markets Portfolio	13,176	—	(149,587)	1,755,403	1,618,992
Emerging Markets Small Cap Portfolio	76,220	—	(395,156)	125,442	(193,494)

	Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards	Unrealized Appreciation (Depreciation)	Total Net Distributable Earnings (Accumulated Losses)
Emerging Markets Value Portfolio	$98,175	—	$(2,347,944)	$(559,050)	$(2,808,819)
Emerging Markets Core Equity Portfolio	63,708	—	(2,739,997)	3,839,613	1,163,324
Emerging Markets Targeted Value Portfolio	4,286	—	—	1,899	6,185

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by these Portfolios after October 31, 2011, will not be subject to expiration and will retain their character as either short-term or long-term capital losses. As of October 31, 2020, the Portfolios had the following capital loss carryforwards available to offset future realized capital gains with no expiration date (amounts in thousands):

	Unlimited	Total
Large Cap International Portfolio	$485,857	$485,857
International Core Equity Portfolio	1,538,697	1,538,697
Global Small Company Portfolio	258	258
International Small Company Portfolio	313,125	313,125
Japanese Small Company Portfolio	4,708	4,708
Asia Pacific Small Company Portfolio	17,821	17,821
United Kingdom Small Company Portfolio	55	55
Continental Small Company Portfolio	27,023	27,023
DFA International Real Estate Securities Portfolio	431,697	431,697
DFA Global Real Estate Securities Portfolio	—	—
DFA International Small Cap Value Portfolio	427,253	427,253
International Vector Equity Portfolio	117,363	117,363
International High Relative Profitability Portfolio	26,305	26,305
World ex U.S. Value Portfolio	17,769	17,769
World ex U.S. Core Equity Portfolio	129,730	129,730
World Core Equity Portfolio	1,459	1,459
Selectively Hedged Global Equity Portfolio	—	—
Emerging Markets Portfolio	149,587	149,587
Emerging Markets Small Cap Portfolio	395,156	395,156
Emerging Markets Value Portfolio	2,347,944	2,347,944
Emerging Markets Core Equity Portfolio	2,739,997	2,739,997
Emerging Markets Targeted Value Portfolio	—	—
During the year ended October 31, 2020, the following Portfolios used the following capital loss carryforwards to offset realized capital gains for federal income tax purposes (amounts in thousands):

Global Small Company Portfolio	$245
Emerging Markets Portfolio	59,952

As of October 31, 2020, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Large Cap International Portfolio	$4,172,789	$1,236,476	$(582,218)	$654,258
International Core Equity Portfolio	25,062,273	5,943,496	(5,161,581)	781,915
Global Small Company Portfolio	44,163	—	(450)	(450)
International Small Company Portfolio	10,014,881	65,923	—	65,923
Japanese Small Company Portfolio	426,756	40,279	—	40,279
Asia Pacific Small Company Portfolio	406,429	—	(27,049)	(27,049)
United Kingdom Small Company Portfolio	19,458	—	(2,565)	(2,565)
Continental Small Company Portfolio	521,797	17,304	—	17,304
DFA International Real Estate Securities Portfolio	6,117,825	791,309	(1,952,870)	(1,161,561)
DFA Global Real Estate Securities Portfolio	7,722,562	1,228,710	(1,664,659)	(435,949)
DFA International Small Cap Value Portfolio	11,348,667	1,605,837	(2,832,568)	(1,226,731)
International Vector Equity Portfolio	2,729,895	585,477	(486,688)	98,789
International High Relative Profitability Portfolio	1,415,048	170,650	(78,670)	91,980
World ex U.S. Value Portfolio	236,342	—	(29,421)	(29,421)
World ex U.S. Core Equity Portfolio	3,301,842	666,751	(670,173)	(3,422)
World Core Equity Portfolio	668,300	101,380	—	101,380
Selectively Hedged Global Equity Portfolio	226,272	59,062	—	59,062
Emerging Markets Portfolio	3,890,070	1,767,776	—	1,767,776
Emerging Markets Small Cap Portfolio	4,775,629	125,592	—	125,592
Emerging Markets Value Portfolio	13,221,426	—	(559,273)	(559,273)
Emerging Markets Core Equity Portfolio	21,200,633	8,214,465	(4,357,188)	3,857,277
Emerging Markets Targeted Value Portfolio	168,225	23,036	(21,152)	1,884

The difference between GAAP-basis and tax-basis unrealized gains (losses) can occur as a result of wash sales and net mark to market gains (losses) on regulated futures contracts, net mark-to-market gain/loss on foreign currency contracts, and differences in the tax treatment of passive foreign investment company investments.

ASC 740 Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Portfolios’ tax positions and has concluded that no additional provision for income tax is required in the Portfolios’ financial statements. The Portfolios are not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolios’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Capital Share Transactions:

The capital share transactions by class were as follows (amounts in thousands):

	Year Ended October 31, 2020		Year Ended October 31, 2019
	Amount	Shares	Amount	Shares
Emerging Markets Value Portfolio

Class R2 Shares
Shares Issued	$3,669	151	$7,880	286
Shares Issued in Lieu of Cash Distributions	570	22	687	26
Shares Redeemed	(16,724)	(717)	(5,088)	(183)

Net Increase (Decrease) — Class R2 Shares	$(12,485)	(544)	$3,479	129

Institutional Class Shares
Shares Issued	$3,019,595	131,537	$3,094,110	110,936
Shares Issued in Lieu of Cash Distributions	425,160	16,845	436,607	16,366
Shares Redeemed	(5,831,173)	(249,652)	(3,087,983)	(112,388)

Net Increase (Decrease) — Institutional Class Shares	$(2,386,418)	(101,270)	$442,734	14,914

H. Financial Instruments:

In accordance with the Portfolios’ investment objectives and policies, the Portfolios may invest either directly or indirectly (through their investments in corresponding Master/Underlying Funds), in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

1. Foreign Market Risks: Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign governmental supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of international securities held by the Portfolios may be inhibited.

Portfolios that have significant exposure to certain countries, such as The United Kingdom Small Company Portfolio’s Master Fund that concentrates investments in the United Kingdom, can be expected to be impacted by the political and economic conditions within such countries. For example, there is continuing uncertainty around the future of the euro and the European Union (EU) following the United Kingdom’s (UK) exit from the EU (referred to as “Brexit”). Brexit may cause greater market volatility and illiquidity, currency fluctuations, deterioration in economic activity, a decrease in business confidence, and increased likelihood of a recession in the UK. While it is not possible to determine the precise impact these events may have on the Portfolios, during this period and beyond, the impact on the UK, EU countries, other countries or parties that transact with the UK and EU, and the broader global economy could be significant and could adversely affect the value and liquidity of the Portfolios’ investments.

Derivative Financial Instruments:

Summarized below are the specific types of derivative instruments used by the Portfolios.

2. Forward Currency Contracts: The Portfolios listed below may acquire and sell forward currency contracts to hedge against adverse changes in the relationship of the U.S. dollar to foreign currencies (foreign exchange rate risk) or to transfer balances from one currency to another currency. The Selectively Hedged Global Equity Portfolio may hedge some or all of the currency exposure of its foreign securities by entering into forward currency contracts. The decision to hedge the Selectively Hedged Global Equity Portfolio’s currency exposure with respect to a foreign market will be based primarily on the Portfolio’s existing exposure to a given foreign currency. Each contract is valued daily and the change in value is recorded by the Portfolio as an unrealized gain or loss, which is presented in the Statements of Operations as the change in unrealized appreciation or depreciation of forward currency contracts. When the contract is closed or offset with the same counterparty, the Portfolio records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset. This is presented in the Statements of Operations as a net realized gain or loss on forward currency contracts. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currency relative to the U.S. dollar.

3. Futures Contracts: Each Portfolio listed below may purchase or sell futures contracts and options on futures contracts for equity securities and indices to adjust market exposure based on actual or expected cash inflows to or outflows from the Portfolio. The Portfolios, however, do not intend to sell futures contracts to establish short positions in individual securities. The Selectively Hedged Global Equity Portfolio may also use futures contracts to hedge some or all of the currency exposure of its foreign securities. Upon entering into a futures contract, the Portfolios deposit cash or pledge U.S. Government securities to a broker in an amount equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Portfolios as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolios record a realized gain or loss, which is presented in the Statements of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Risks may arise upon entrance into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Portfolio could lose more than the initial margin requirements. The Portfolios entering into stock index futures are subject to equity price risk from those futures contracts. Counterparty credit risk related to exchange-traded futures is minimal because the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Securities have been segregated as collateral for open futures contracts.

The average volume (based on the open positions at each fiscal month-end) of derivative activity for the year ended October 31, 2020 was as follows (amounts in thousands):

	Forward Currency Contracts*	Futures**
Large Cap International Portfolio	$—	$51,172
International Core Equity Portfolio	—	251,263
International Small Company Portfolio	—	81,937
DFA International Real Estate Securities Portfolio	—	52,089
DFA International Small Cap Value Portfolio	—	114,253
International Vector Equity Portfolio	—	5,577
International High Relative Profitability Portfolio	—	7,296
World ex U.S. Core Equity Portfolio	—	18,959
Selectively Hedged Global Equity Portfolio	93,147	4,008
Emerging Markets Core Equity Portfolio	—	199,231
Emerging Markets Targeted Value Portfolio	—	2,102

*	Average amount of Currency Purchased/Sold in USD
**	Average Notional Value of contracts

The following is a summary of the Portfolios’ derivative instrument holdings categorized by primary risk exposure as of October 31, 2020 (amounts in thousands):

	Asset Derivatives Value
	Total Value at October 31, 2020	Forward Currency Contracts (1)
Selectively Hedged Global Equity Portfolio	$400	$400

	Liability Derivatives Value
	Total Value at October 31, 2020	Forward Currency Contracts (2)	Equity Contracts (3)
Large Cap International Portfolio	$(747)	—	$(747)
International Core Equity Portfolio	(1,861)	—	(1,861)
International Small Company Portfolio	(1,275)	—	(1,275)
DFA International Real Estate Securities Portfolio	(1,677)	—	(1,677)
DFA International Small Cap Value Portfolio	(5,193)	—	(5,193)
International High Relative Profitability Portfolio	(145)	—	(145)
World ex U.S. Core Equity Portfolio	(598)	—	(598)
Selectively Hedged Global Equity Portfolio	(267)	$(173)	(94)
Emerging Markets Core Equity Portfolio	(7,895)	—	(7,895)
Emerging Markets Targeted Value Portfolio	(13)	—	(13)

(1)	Presented on Statements of Assets and Liabilities as Unrealized Gain on Forward Currency Contracts.
(2)	Presented on Statements of Assets and Liabilities as Unrealized Loss on Forward Currency Contracts.
(3)	Presented on Statements of Assets and Liabilities as Payables: Futures Margin Variation.

The following is a summary of the realized and change in unrealized gains and losses from the Portfolios’ derivative instrument holdings categorized by primary risk exposure for the year ended October 31, 2020 (amounts in thousands):

	Realized Gain (Loss) on Derivatives
	Total	Forward Currency Contracts (1)	Equity Contracts (2)
Large Cap International Portfolio	$16,935	—	$16,935
International Core Equity Portfolio	86,315	—	86,315
Global Small Company Portfolio	18	—	18	*
International Small Company Portfolio	13,320	—	13,320
DFA International Real Estate Securities Portfolio	21,374	—	21,374
DFA Global Real Estate Securities Portfolio	(362)	—	(362	)*
DFA International Small Cap Value Portfolio	35,047	—	35,047
International Vector Equity Portfolio	(8,170)	—	(8,170	)*
International High Relative Profitability Portfolio	3,996	—	3,996
World ex U.S. Value Portfolio	100	—	100	*
World ex U.S. Core Equity Portfolio	13,484	—	13,484
World Core Equity Portfolio	(122)	—	(122)

	Realized Gain (Loss) on Derivatives
	Total	Forward Currency Contracts (1)	Equity Contracts (2)
Selectively Hedged Global Equity Portfolio	$(1,501)	$(1,961)	$460
Emerging Markets Core Equity Portfolio	69,434	—	69,434
Emerging Markets Targeted Value Portfolio	(609)	—	(609)

	Change in Unrealized Appreciation (Depreciation) on Derivatives
	Total	Forward Currency Contracts (3)	Equity Contracts (4)
Large Cap International Portfolio	$(1,346)	—	$(1,346)
International Core Equity Portfolio	(6,655)	—	(6,655)
International Small Company Portfolio	(2,575)	—	(2,575)
DFA International Real Estate Securities Portfolio	(2,070)	—	(2,070)
DFA International Small Cap Value Portfolio	(7,947)	—	(7,947)
International High Relative Profitability Portfolio	(145)	—	(145)
World ex U.S. Core Equity Portfolio	(598)	—	(598)
Selectively Hedged Global Equity Portfolio	564	$710	(146)
Emerging Markets Core Equity Portfolio	(12,657)	—	(12,657)
Emerging Markets Targeted Value Portfolio	(13)	—	(13)

(1)	Presented on Statements of Operations as Net Realized Gain (Loss) on: Forward Currency Contracts.
(2)	Presented on Statements of Operations as Net Realized Gain (Loss) on: Futures.
(3)	Presented on Statements of Operations as Change in Unrealized Appreciation (Depreciation) of: Forward Currency Contracts.
(4)	Presented on Statements of Operations as Change in Unrealized Appreciation (Depreciation) of: Futures.
*	As of October 31, 2020, there were no futures contracts outstanding. During the year ended October 31, 2020, the Portfolio had limited activity in futures contracts.

Offsetting of Derivative Assets and Derivative Liabilities

In order to better define its contractual rights and to secure rights that will help a Portfolio mitigate its counterparty risk, the Fund on behalf of applicable Portfolios entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund, on behalf of a Portfolio, and a counterparty that governs over-the-counter (OTC) derivatives and forward currency contracts and typically contains, among other things, provisions in the event of a default and/or termination event and may also include collateral posting items. Under an ISDA Master Agreement, a Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted, if any, and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The following table presents the Portfolios’ gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Portfolios as of October 31, 2020 (amounts in thousands):

Description	Gross Amounts of Recognized Assets (a)	Net Amounts of Assets Presented in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities		Net Amount (c)		Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities		Net Amount (e)
			Financial Instruments (b)	Cash Collateral Received		Gross Amounts of Recognized Liabilities (a)		Financial Instruments (d)	Cash Collateral Pledged
	Assets					Liabilities
Selectively Hedged Global Equity Portfolio
JP Morgan	$102	$102	—	—	$102	—	—	—	—	—
Bank of America Corp.	51	51	$(51)	—	—	$85	$85	$(51)	—	$34
Citibank, N.A.	59	59	(50)	—	9	50	50	(50)	—	—
Goldman Sachs International	21	21	—	—	21	—	—	—	—	—
Bank of New York Mellon Corp.	—	—	—	—	—	10	10	—	—	10
Barclays Capital	165	165	—	—	165	—	—	—	—	—
UBS AG	—	—	—	—	—	20	20	—	—	20
Societe Generale	—	—	—	—	—	7	7	—	—	7
State Street Bank and Trust	1	1	(1)	—	—	1	1	(1)	—	—

Total	$399	$399	$(102)	—	$297	$173	$173	$(102)	—	$71

(a)	No amounts have been netted against the gross amounts recognized in the Statements of Assets and Liabilities.
(b)

Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statements of Assets and Liabilities.

(c)	Represents the net amount due from counterparties in the event of default.
(d)

Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar agreements that management elects not to offset on the Statements of Assets and Liabilities.

(e)	Represents the net amount due to counterparties in the event of default.

I. Line of Credit and Interfund Lending Program:

The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective April 8, 2020, with its domestic custodian bank. A line of credit with similar terms was in effect through April 8, 2020. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on April 7, 2021.

The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective January 2, 2020. A line of credit with similar terms was in effect through January 2, 2020. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The line of credit agreement expires on January 1, 2021.

For the year ended October 31, 2020, borrowings by the following Portfolios under the lines of credit were as follows (amounts in thousands, except percentages and days):

	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding*	Interest Expense Incurred	Maximum Amount Borrowed During the Period	Outstanding Borrowings as of 10/31/2020
Large Cap International Portfolio	0.97%	$9,946	12	$3	$25,463	$4,045
International Core Equity Portfolio	1.34%	19,892	6	5	79,001	—
Global Small Company Portfolio	1.34%	122	83	—	972	—
International Small Company Portfolio	0.85%	11,561	7	2	24,436	—
DFA International Real Estate Securities Portfolio	1.08%	3,124	6	1	6,670	—
DFA Global Real Estate Securities Portfolio	0.96%	4,312	47	7	30,384	—
DFA International Small Cap Value Portfolio	1.19%	7,969	21	6	44,630	—
International Vector Equity Portfolio	1.20%	6,265	69	10	43,388	—
World ex U.S. Value Portfolio	1.27%	680	93	2	14,256	—
World ex U.S. Core Equity Portfolio	1.29%	6,802	36	8	44,717	—
World Core Equity Portfolio	1.30%	1,256	74	4	17,666	—
Selectively Hedged Global Equity Portfolio	0.87%	1,410	2	—	2,211	—
Emerging Markets Core Equity Portfolio	1.54%	21,264	12	21	53,464	—
Emerging Markets Targeted Value Portfolio	1.75%	1,846	21	2	8,922	—

*	Number of Days Outstanding represents the total of single or consecutive days during the year ended October 31, 2020, that each Portfolio’s available line of credit was used.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Portfolios may participate in an interfund lending program among certain portfolios managed by the Advisor (portfolios that operate as feeder funds do not participate in the program). The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice.

For the year ended October 31, 2020, activity by the Portfolios under the interfund lending program was as follows (amounts in thousands, except percentages and days):

	Borrower or Lender	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding*	Interest Expense/ Income	Maximum Amount Borrowed/Loaned During the Period	Outstanding Borrowings as of 10/31/2020
Emerging Markets Core Equity Portfolio	Borrower	0.47%	$81,907	11	$11	$108,542	—

*	Number of Days Outstanding represents the total of single or consecutive days during the year ended October 31, 2020 that the Portfolio utilized the interfund lending program.

J. Affiliated Trades:

Cross trades for the year ended October 31, 2020, if any, were executed by the Portfolios pursuant to procedures adopted by the Board of Directors of the Fund to ensure compliance with Rule 17a-7 under the Investment Company Act of 1940 (the “1940 Act”). Cross trading is the buying or selling of portfolio securities between series of investment companies, or between a series of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common Directors and/or common Officers. At its regularly scheduled meetings, the CCO certifies to the Board that the 17a-7 transactions entered into by the Portfolios complied with the Rule 17a-7 Procedures adopted by the Board of Directors of the Fund.

For the year ended October 31, 2020, cross trades by the Portfolios under Rule 17a-7 were as follows (amounts in thousands):

Portfolio	Purchases	Sales	Realized Gain (Loss)
Large Cap International Portfolio	$70,870	$67,043	$(37,989)
International Core Equity Portfolio	27,829	115,477	(52,835)
DFA Global Real Estate Securities Portfolio	11,373	391	(434)
DFA International Small Cap Value Portfolio	171,870	103,486	(2,411)
International Vector Equity Portfolio	24,945	28,410	(8,167)
International High Relative Profitability Portfolio	64,993	20,552	(5,280)
World ex U.S. Core Equity Portfolio	8,745	35,441	(8,764)
Emerging Markets Core Equity Portfolio	532	6,753	(728)
Emerging Markets Targeted Value Portfolio	238	109	(10)

K. Securities Lending:

As of October 31, 2020, some of the Portfolios had securities on loan to brokers/dealers, for which each such Portfolio received cash collateral. The Portfolios also received non-cash collateral consisting of short- and/or long-term U.S. Treasuries and U.S. government agency securities as follows (amounts in thousands):

Non-Cash Collateral Market Value
Large Cap International Portfolio	$30,293
International Core Equity Portfolio	271,148

Non-Cash Collateral Market Value
DFA International Real Estate Securities Portfolio	$129,526
DFA International Small Cap Value Portfolio	103,655
International Vector Equity Portfolio	28,092
International High Relative Profitability Portfolio	10,630
World ex U.S. Core Equity Portfolio	42,544
Emerging Markets Core Equity Portfolio	613,389
Emerging Markets Targeted Value Portfolio	1,200

Each Portfolio invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral in an amount (i) equal to at least 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) generally equal to 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) generally equal to 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Portfolio’s collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities, and such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio or, at the option of the lending agent, to replace the securities. In the event of the bankruptcy of the borrower, a Portfolio could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value.

Subject to their stated investment policies, each Portfolio with securities on loan will generally invest the cash collateral received for the loaned securities in the Money Market Series, an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Income received from the Money Market Series is netted with fees for securities lending and collateral investment expenses and with other payments to and from borrowers of securities. Each Portfolio also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated or unaffiliated money market funds that are registered or unregistered. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. Additionally, each Portfolio will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or, other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible for taxation at qualified dividend income rates.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2020 (amounts in thousands):

	Remaining Contractual Maturity of the Agreements As of October 31, 2020
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions Large Cap International Portfolio
Common Stocks	$174,377	—	—	—	$174,377

	Remaining Contractual Maturity of the Agreements As of October 31, 2020
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions International Core Equity Portfolio
Common Stocks, Rights/Warrants	$1,094,979	—	—	—	$1,094,979
DFA International Real Estate Securities Portfolio
Common Stocks	379,377	—	—	—	379,377
DFA Global Real Estate Securities Portfolio
Common Stocks	72,198	—	—	—	72,198
DFA International Small Cap Value Portfolio
Common Stocks	419,715	—	—	—	419,715
International Vector Equity Portfolio
Common Stocks, Rights/Warrants	123,757	—	—	—	123,757
International High Relative Profitability Portfolio
Common Stocks	48,092	—	—	—	48,092
World ex U.S. Core Equity Portfolio
Common Stocks	119,101	—	—	—	119,101
Emerging Markets Core Equity Portfolio
Common Stocks	447,327	—	—	—	447,327
Emerging Markets Targeted Value Portfolio
Common Stocks	2,037	—	—	—	2,037

L. Shareholder Servicing Fees:

The Class R2 Shares pay a shareholder servicing fee in an amount up to 0.25% of their annual average net assets to compensate service agents that provide shareholder servicing, record keeping, account maintenance and other services to investors in Emerging Markets Value Portfolio Class R2 Shares.

M. Indemnitees; Contractual Obligations:

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

N. Recently Issued Accounting Standards:

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2017-08 which changes the amortization period for a callable debt security from the maturity date to the earliest call date. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Fund’s adoption of ASU 2017-08 disclosure requirements are reflected within these financial statements prepared as of October 31, 2020 and management has concluded that the change in accounting principle does not materially impact the financial statement amounts.

In August 2018, the FASB issued ASU No. 2018-13, “Fair Value Measurements” (“ASU 2018-13”). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurement. ASU 2018-13 does not change fair value measurements already required or permitted by existing standards. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Portfolios’ early adoption of all of the ASU 2018-13 disclosure requirements are reflected within these financial statements prepared as of October 31, 2020.

On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced the intention to phase out the use of London Interbank Offered Rate (“LIBOR”) by the end of 2021. In the interim, there remains uncertainty regarding the impact the transition to replacement rates may have on the value of LIBOR-based investments. In March 2020, the FASB issued ASU 2020-04 which provides optional guidance to ease the potential accounting burden associated with transitioning away from the LIBOR and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

O. Coronavirus (COVID-19) Pandemic:

The continued worldwide spread of novel coronavirus (COVID-19) and its impact on international business operations, supply chains, travel, commodity prices, consumer confidence and business forecasts, and the associated impact on domestic and international equity markets and fixed income yields, has caused uncertainty for the global economy and financial markets. If market expectations regarding the impact of COVID-19 worsen, or if expected returns change because investors demand higher returns to invest in these uncertain times, there may be a detrimental impact on returns in the near term.

P. Other:

As of October 31, 2020, the following number of shareholders held the following approximate percentages of the Portfolios’ outstanding shares. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

	Number of Shareholders	Approximate Percentage of Outstanding Shares
Large Cap International Portfolio-Institutional Class	4	73%
International Core Equity Portfolio-Institutional Class	4	71%
Global Small Company Portfolio-Institutional Class	5	97%
International Small Company Portfolio-Institutional Class	3	65%
Japanese Small Company Portfolio-Institutional Class	3	91%
Asia Pacific Small Company Portfolio-Institutional Class	2	95%
United Kingdom Small Company Portfolio-Institutional Class	3	92%
Continental Small Company Portfolio-Institutional Class	2	95%
DFA International Real Estate Securities Portfolio-Institutional Class	4	90%
DFA Global Real Estate Securities Portfolio-Institutional Class	3	67%
DFA International Small Cap Value Portfolio-Institutional Class	4	72%
International Vector Equity Portfolio-Institutional Class	3	81%
International High Relative Profitability Portfolio-Institutional Class	3	87%
World ex U.S. Value Portfolio-Institutional Class	6	90%
World ex U.S. Core Equity Portfolio-Institutional Class	3	74%
World Core Equity Portfolio-Institutional Class	5	82%
Selectively Hedged Global Equity Portfolio-Institutional Class	3	94%
Emerging Markets Portfolio-Institutional Class	3	59%

	Number of Shareholders	Approximate Percentage of Outstanding Shares
Emerging Markets Small Cap Portfolio-Institutional Class	5	63%
Emerging Markets Value Portfolio-Class R2	1	93%
Emerging Markets Value Portfolio-Institutional Class	2	36%
Emerging Markets Core Equity Portfolio-Institutional Class	3	61%
Emerging Markets Targeted Value Portfolio-Institutional Class	3	91%

The Portfolios are subject to claims and suits that arise from time to time in the ordinary course of business (for example, in The Tribune Company Bankruptcy, certain creditors have filed actions against all shareholders of The Tribune Company who tendered shares when The Tribune Company went private in 2007 in a leveraged buy-out transaction, seeking the return of proceeds received by the shareholders). Although management currently believes that resolving claims against the Portfolios, individually or in aggregate, will not have a material adverse impact on the Portfolios’ financial position, results of operations, or cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

Q. Subsequent Event Evaluations:

On November 12, 2020, President Trump issued an Executive Order titled “Addressing the Threat from Securities Investments that Finance Communist Chinese Military Companies” (the “Order”). Beginning January 11, 2021, the Order will prohibit U.S. entities from participating in certain types of transactions involving securities of Chinese companies known to be associated with the Chinese military. Management is currently evaluating the Order’s effect on the Funds.

As described in a November 2, 2020 Supplement to the Funds’ Prospectuses, effective February 28, 2021, the Advisor will reduce its investment management fees for certain Portfolios. Please refer to the Funds’ Prospectuses for additional information regarding fees and expenses of the Portfolios.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of DFA Investment Dimensions Group Inc. and Shareholders of each of the twenty-two portfolios listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments or summary schedules of portfolio holdings, of each of the portfolios indicated in the table below (twenty-two of the portfolios constituting DFA Investment Dimensions Group Inc., hereafter collectively referred to as the “Portfolios”) as of October 31, 2020, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of October 31, 2020, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Portfolio	Statement of operations	Statement of changes in net assets	Financial highlights

Large Cap International Portfolio (1)

International Core Equity Portfolio (1)

Global Small Company Portfolio (2)

International Small Company Portfolio (2)

Japanese Small Company Portfolio (2)

Asia Pacific Small Company Portfolio (2)

United Kingdom Small Company Portfolio

Continental Small Company Portfolio (2)

DFA International Real Estate Securities Portfolio (1)

DFA Global Real Estate Securities Portfolio (1)

DFA International Small Cap Value Portfolio (1)

International Vector Equity Portfolio (1)

International High Relative Profitability Portfolio (1)

World ex U.S. Value Portfolio (2)

World ex U.S. Core Equity Portfolio (1)

World Core Equity Portfolio (2)

Selectively Hedged Global Equity Portfolio (2)

Emerging Markets Portfolio (2)

Emerging Markets Small Cap Portfolio (2)

Emerging Markets Value Portfolio (2)

Emerging Markets Core Equity Portfolio (1)

	For the year ended October 31, 2020	For the years ended October 31, 2020 and 2019	For each of the periods indicated therein

Emerging Markets Targeted Value Portfolio (1)	For the year ended October 31, 2020	For the year ended October 31, 2020 and the period November 14, 2018 (commencement of operations) to October 31, 2019

(1)	Summary schedule of portfolio holdings
(2)	Schedule of investments

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodians, brokers and transfer agents of the investee funds; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 18, 2020

We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P. investment company group since 1981.

NOTIFICATION OF SOURCE OF DISTRIBUTIONS PURSUANT TO

RULE 19A-1 UNDER THE INVESTMENT COMPANY ACT OF 1940

As noted in the table provided below, the following Portfolios paid distributions to shareholders of record, a portion of which is estimated to be in excess of a Portfolio’s current and accumulated undistributed net income. Please note that this information is being provided to satisfy certain notice requirements under the Investment Company Act of 1940 and is not being provided for tax reporting purposes. The amounts and sources of distributions reported in this 19(a) Notice are only estimates, are likely to change over time, and are not being provided for tax reporting purposes. A final determination of the tax character of distributions paid by the Fund will not be known until the completion of the fiscal year. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The final determination of the tax character of the distributions paid in 2020 will be reported to shareholders in early 2021 on Form 1099-DIV.

Portfolio Name	Total Distribution per Share	Net Investment Income	Proceeds from the sales of securities	Return of Capital
International Small Company Portfolio Institutional Class
Payable Date: June 30, 2020	$0.03918	$0.00000	$0.00000	$0.03918
Continental Small Company Portfolio Institutional Class
Payable Date: June 30, 2020	$0.13135	$0.11321	$0.00000	$0.01814
DFA International Small Cap Value Portfolio Institutional Class
Payable Date: June 30, 2020	$0.03699	$0.00758	$0.00000	$0.02941
International Vector Equity Portfolio Institutional Class
Payable Date: June 30, 2020	$0.09401	$0.09103	$0.00000	$0.00298
Emerging Markets Small Cap Portfolio Institutional Class
Payable Date: June 30, 2020	$0.05412	$0.00019	$0.00000	$0.05393

DIMENSIONAL INVESTMENT GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

DFA International Value Portfolio — Class R2 vs.

MSCI World ex USA Index (net dividends)

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2020, all rights reserved.

DFA International Value Portfolio — Institutional Class vs.

MSCI World ex USA Index (net dividends)

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2020, all rights reserved.

MANAGEMENT’S DISCUSSION AND ANALYSIS

International Equity Market Review	12 Months Ended October 31, 2020

Performance of non-U.S. developed markets was mostly negative for the period. As measured by the MSCI World ex USA indices, small-cap stocks outperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, outperformed large-cap stocks but underperformed small-cap stocks. Value stocks underperformed growth stocks as measured by the MSCI World ex USA indices.

12 Months Ended October 31, 2020

Return in U.S. Dollars
MSCI World ex USA Index	-6.79%
MSCI World ex USA Mid Cap Index	-3.83%
MSCI World ex USA Small Cap Index	-0.65%
MSCI World ex USA Value Index	-18.72%
MSCI World ex USA Growth Index	5.65%

For the 12 Months Ended October 31, 2020, the U.S. dollar depreciated against most non-U.S. developed markets currencies. Overall, currency movements had a positive impact on the U.S. dollar-denominated returns of developed markets.

12 Months Ended October 31, 2020

Ten Largest Foreign Developed Markets by Market Cap	Local Return	Return in U.S. Dollars
Japan	-2.97%	0.33%
United Kingdom	-22.19%	-22.25%
France	-17.43%	-13.79%
Switzerland	-4.37%	2.95%
Canada	-4.70%	-6.05%
Germany	-10.77%	-6.84%
Australia	-11.01%	-9.29%
Netherlands	4.14%	8.62%
Hong Kong	-8.06%	-7.15%
Sweden	0.79%	9.10%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2020, all rights reserved.

Emerging markets had mostly positive performance for the period, outperforming non-U.S. developed markets but underperforming the U.S. As measured by the MSCI Emerging Markets indices, small-cap stocks underperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, underperformed large-cap stocks and small-cap stocks. Value stocks underperformed growth stocks as measured by the MSCI Emerging Markets indices.

12 Months Ended October 31, 2020

Return in U.S. Dollars
MSCI Emerging Markets Index	8.25%
MSCI Emerging Markets Mid Cap Index	-3.22%
MSCI Emerging Markets Small Cap Index	2.39%
MSCI Emerging Markets Value Index	-8.47%
MSCI Emerging Markets Growth Index	25.97%

For the 12 Months Ended October 31, 2020, the U.S. dollar depreciated against some emerging markets currencies and appreciated against others. Overall, currency movements had a negative impact on the U.S. dollar denominated returns of emerging markets.

12 Months Ended October 31, 2020

Ten Largest Emerging Markets by Market Cap	Local Return	Return in U.S.
Dollars
China	33.57%	35.19%
Taiwan	18.86%	26.49%
Korea	11.33%	14.15%
India	1.83%	-2.54%
Brazil	-11.13%	-38.13%
South Africa	-6.49%	-13.31%
Saudi Arabia	-0.90%	-0.90%
Russia	-14.17%	-29.27%
Thailand	-28.54%	-30.77%
Malaysia	-6.02%	-5.49%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2020, all rights reserved.

For Portfolios investing in non-U.S. equities traded outside of the U.S. market time zone, differences in the valuation timing and methodology between a Portfolio and its benchmark index may impact relative performance over the referenced period. The Portfolios price foreign exchange rates at the closing of the U.S. market, while their benchmark indices use rates at 4 p.m. London time. The Portfolios also may use fair value pricing to price certain portfolio securities at the closing of the U.S. market, while benchmark indices may use local market closing prices. For the one-year period ended October 31, 2020, these differences generally contributed positively to the Portfolios’ relative performance.

DFA International Value Portfolio

The DFA International Value Portfolio invests in developed ex U.S. large company value stocks by purchasing shares of the DFA International Value Series, a Master Fund managed by Dimensional that invests in such securities. The investment strategy is process driven, emphasizing broad diversification, with increased exposure to stocks with smaller total market capitalizations, lower relative price (value), and higher-profitability within the large-cap value segment of developed ex U.S. markets. As of October 31, 2020, the Master Fund held approximately 540 securities in 22 eligible developed markets. Average cash exposure throughout the year was less than 1% of the Master Fund’s assets.

For the 12 months ended October 31, 2020, total returns were -19.08% for the Portfolio’s Class R2 shares, -18.87% for the Portfolio’s Institutional Class shares, and -6.79% for the MSCI World ex USA Index (net dividends), the Portfolio’s benchmark. With low relative price (value) stocks underperforming high relative price (growth) stocks for the period, the Master Fund’s focus on value stocks detracted from performance relative to the style-neutral benchmark.

DIMENSIONAL INVESTMENT GROUP INC.

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses and legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and “Expenses Paid During Period” reflects the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

DISCLOSURE OF FUND EXPENSES

CONTINUED

Six Months Ended October 31, 2020

EXPENSE TABLE

	Beginning Account Value 05/01/20	Ending Account Value 10/31/20	Annualized Expense Ratio (1)	Expenses Paid During Period (1)
DFA International Value Portfolio (2)
Actual Fund Return
Class R2 Shares	$1,000.00	$1,071.30	0.65%	$3.38
Institutional Class Shares	$1,000.00	$1,072.40	0.40%	$2.08
Hypothetical 5% Annual Return
Class R2 Shares	$1,000.00	$1,021.87	0.65%	$3.30
Institutional Class Shares	$1,000.00	$1,023.13	0.40%	$2.03

(1)

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (366) to reflect the six-month period.

(2)

The Portfolio is a Feeder Fund. The expenses shown reflect the direct expenses of the Feeder Fund and the allocation of the Feeder Fund’s portion of the expenses of its Master Fund (Affiliated Investment Company).

DIMENSIONAL INVESTMENT GROUP INC.

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters as an exhibit to their reports on Form N-PORT. For Dimensional Investment Group Inc., this would be for the fiscal quarters ending January 31 and July 31. Such Form N-PORT filing must be made within 60 days of the end of the quarter. Dimensional Investment Group Inc. filed its most recent Form N-PORT with the SEC on September 29, 2020. They are available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The SEC requires that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is used. The following table, which presents portfolio holdings as a percentage of total investments before short-term investments and collateral for loaned securities, is provided in compliance with this requirement.

The categories of industry classification for the Affiliated Investment Company are represented in its Disclosure of Portfolio Holdings, which is included elsewhere in the report. Refer to the Summary Schedule of Portfolio Holdings for the underlying Affiliated Investment Company’s holdings, which reflect the investments by category.

FEEDER FUND

Affiliated Investment Company
DFA International Value Portfolio	100.0%

DFA INTERNATIONAL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2020

Value†
AFFILIATED INVESTMENT COMPANIES — (100.0%)
Investment in The DFA International Value Series of The DFA Investment Trust Company	$6,563,439,183

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES	$6,563,439,183

Summary of the Portfolio’s Master Fund’s investments as of October 31, 2020, based on their valuation inputs, is located in this report (See Security Valuation Note).

See accompanying Notes to Financial Statements.

DIMENSIONAL INVESTMENT GROUP INC.

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2020

(Amounts in thousands, except share and per share amounts)

DFA International Value Portfolio
ASSETS:
Investments in Affiliated Investment Company at Value	$6,563,439
Receivables:
Fund Shares Sold	7,083
Prepaid Expenses and Other Assets	120

Total Assets	6,570,642

LIABILITIES:
Payables:
Fund Shares Redeemed	10,620
Due to Advisor	878
Accrued Expenses and Other Liabilities	821

Total Liabilities	12,319

NET ASSETS	$6,558,323

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Class R2 Shares — based on net assets of $835 and shares outstanding of 61,878	$13.50

NUMBER OF SHARES AUTHORIZED	100,000,000

Institutional Class Shares — based on net assets of $6,557,488 and shares outstanding of 484,348,842	$13.54

NUMBER OF SHARES AUTHORIZED	1,500,000,000

NET ASSETS CONSIST OF:
Paid-In Capital	$8,357,374
Total Distributable Earnings (Loss)	(1,799,051)

NET ASSETS	$6,558,323

See accompanying Notes to Financial Statements.

DIMENSIONAL INVESTMENT GROUP INC.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2020

(Amounts in thousands)

DFA International Value Portfolio*
Investment Income
Net Investment Income Allocated from Affiliated Investment Companies:
Dividends (Net of Foreign Taxes Withheld of $23,861)	$225,098
Income from Securities Lending	4,110
Expenses Allocated from Affiliated Investment Companies	(16,196)

Total Net Investment Income Allocated and/or Distributions Received from Affiliated Investment Companies	213,012

Fund Expenses
Investment Management Fees	28,521
Accounting & Transfer Agent Fees	1,061
Shareholder Servicing Fees
Class R2 Shares	3
Filing Fees	215
Shareholders’ Reports	400
Directors’/Trustees’ Fees & Expenses	61
Professional Fees	87
Other	49

Total Fund Expenses	30,397

Fees Waived, Expenses Reimbursed by Advisor (Note C)
Class R2 Shares	2
Institutional Class Shares	15,435

Net Expenses	14,960

Net Investment Income (Loss)	198,052

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Transactions Allocated from Affiliated Investment Company**	(316,959)
Change in Unrealized Appreciation (Depreciation) of:
Transactions Allocated from Affiliated Investment Company	(1,563,162)

Net Realized and Unrealized Gain (Loss)	(1,880,121)

Net Increase (Decrease) in Net Assets Resulting from Operations.	$(1,682,069)

**	Net of foreign capital gain taxes withheld of $0.
*	Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).

See accompanying Notes to Financial Statements.

DIMENSIONAL INVESTMENT GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	DFA International Value Portfolio***
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$198,052	$339,362
Net Realized Gain (Loss) on:
Transactions Allocated from Affiliated Investment Company*,**	(316,959)	(12,764)
Change in Unrealized Appreciation (Depreciation) of:
Transactions Allocated from Affiliated Investment Company	(1,563,162)	(37,240)

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,682,069)	289,358

Distributions:
Class R2 Shares	(29)	(83)
Institutional Class Shares	(226,414)	(576,705)

Total Distributions	(226,443)	(576,788)

Capital Share Transactions (1):
Shares Issued	2,636,246	2,071,367
Shares Issued in Lieu of Cash Distributions	222,167	562,384
Shares Redeemed	(3,566,247)	(2,595,094)

Net Increase (Decrease) from Capital Share Transactions	(707,834)	38,657

Total Increase (Decrease) in Net Assets	(2,616,346)	(248,773)
Net Assets
Beginning of Year	9,174,669	9,423,442

End of Year	$6,558,323	$9,174,669

(1) Shares Issued and Redeemed:
Shares Issued	194,702	123,536
Shares Issued in Lieu of Cash Distributions	14,542	34,167
Shares Redeemed	(258,909)	(154,773)

Net Increase (Decrease) from Shares Issued and Redeemed	(49,665)	2,930

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2020 of $0.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2019 of $0.
***	Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).

See accompanying Notes to Financial Statements.

DIMENSIONAL INVESTMENT GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	DFA International Value Portfolio-Class R2 Shares
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016
Net Asset Value, Beginning of Year	$17.13	$17.68	$19.89	$16.27	$16.93

Income from Investment Operations (A)
Net Investment Income (Loss)	0.38	0.58	0.54	0.55	0.53
Net Gains (Losses) on Securities (Realized and Unrealized)	(3.61)	(0.10)	(2.21)	3.61	(0.65)

Total from Investment Operations	(3.23)	0.48	(1.67)	4.16	(0.12)

Less Distributions:
Net Investment Income	(0.40)	(0.51)	(0.54)	(0.54)	(0.54)
Net Realized Gains	—	(0.52)	—	—	—

Total Distributions	(0.40)	(1.03)	(0.54)	(0.54)	(0.54)

Net Asset Value, End of Year	$13.50	$17.13	$17.68	$19.89	$16.27

Total Return	(19.08%)	3.13%	(8.59%)	25.99%	(0.43%)

Net Assets, End of Year (thousands)	$835	$1,191	$1,477	$3,508	$3,308
Ratio of Expenses to Average Net Assets (F)	0.65%	0.69%	0.68%	0.68%	0.68%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor) (F)	0.85%	0.89%	0.88%	0.88%	0.88%
Ratio of Net Investment Income to Average Net Assets	2.56%	3.43%	2.72%	3.07%	3.4%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DIMENSIONAL INVESTMENT GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	DFA International Value Portfolio-Institutional Class Shares
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016
Net Asset Value, Beginning of Year	$17.18	$17.74	$19.94	$16.30	$16.92

Income (loss) from Investment Operations (A)
Net Investment Income (Loss)	0.38	0.63	0.60	0.56	0.55
Net Gains (Losses) on Securities (Realized and Unrealized)	(3.58)	(0.11)	(2.21)	3.66	(0.63)

Total from Investment Operations	(3.20)	0.52	(1.61)	4.22	(0.08)

Less Distributions:
Net Investment Income	(0.44)	(0.56)	(0.59)	(0.58)	(0.54)
Net Realized Gains	—	(0.52)	—	—	—

Total Distributions	(0.44)	(1.08)	(0.59)	(0.58)	(0.54)

Net Asset Value, End of Year	$13.54	$17.18	$17.74	$19.94	$16.30

168 Total Return	(18.87%)	3.37%	(8.32%)	26.36%	(0.20%)

Net Assets, End of Year (thousands)	$6,557,488	$9,173,478	$9,421,965	$9,837,631	$7,270,665
Ratio of Expenses to Average Net Assets (F)	0.40%	0.44%	0.43%	0.43%	0.43%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor) (F)	0.60%	0.64%	0.63%	0.63%	0.63%
Ratio of Net Investment Income to Average Net Assets	2.57%	3.70%	3.01%	3.12%	3.51%

See page 1-2 for the Definitions of Abbreviations and Footnotes

See accompanying Notes to Financial Statements.

DIMENSIONAL INVESTMENT GROUP INC.

NOTES TO FINANCIAL STATEMENTS

A. Organization:

Dimensional Investment Group Inc. (the “Fund”) is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are generally offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of eleven portfolios, one of which, the DFA International Value Portfolio (the “Portfolio”), is presented in this section of the report. The remaining operational portfolios are presented in separate reports. The Portfolio is an investment company, and accordingly, follows the accounting and reporting guidance under the Financial Accounting Standards Board (“FASB”) Accounting Standards Certification (“ASC”), Topic 946, “Financial Services-Investment Companies.”

The Portfolio invests substantially all of its assets in The DFA International Value Series (the “Series”), a corresponding series of The DFA Investment Trust Company. As of October 31, 2020, the Portfolio owned 69% of the Series. The financial statements of the Series are included elsewhere in this report and should be read in conjunction with the financial statements of the Portfolio.

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

1. Security Valuation: The Portfolio uses a fair value hierarchy, which prioritizes the inputs-to-valuation techniques used to measure fair value into three broad levels described below:

•	Level 1 – inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, and futures contracts)

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The Portfolio’s investment reflects its proportionate interests in the net assets of the Series. The valuation is classified as Level 1 in the hierarchy.

Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors of the Fund. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of Dimensional Fund Advisors LP) occur before the net asset value of the Portfolio is calculated. When fair value pricing is used, the prices of securities used by the Portfolio may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

A summary of the inputs used to value the Portfolio’s investments by each major security type, industry and/or country is disclosed previously in this note. A valuation hierarchy table has been included at the end of the Schedule of Investments. The methodology or inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

2. Deferred Compensation Plan: Each eligible Director of the Fund may elect to participate in the Fee Deferral Plan for Independent Directors and Trustees (the “Plan”). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: the U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors’/ Trustees’ Fees & Expenses.

The Directors may receive their distributions of proceeds by one of the following methods: lump sum, annual installments over a period of agreed-upon years, or quarterly installments over a period of agreed-upon years. Each Director shall have the right in a notice of election (the “Notice”) to defer the receipt of the Director’s deferred compensation until a date specified by such Director in the Notice. The date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Director ceases to be a member of the Board of Directors of the Fund; and (ii) five years following the effective date of the Director’s first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director’s deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board (unless the Director files an amended Notice selecting a different distribution date). As of October 31, 2020, none of the Directors have requested or received a distribution of proceeds of a deferred fee account.

3. Other: The Portfolio recognizes its pro-rata share, on a daily basis, of net investment income and realized and unrealized gains and losses of investment securities from the Series, which is treated as a partnership for federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolio estimates the character of received distributions that may be considered return of capital distributions. Expenses directly attributable to the Portfolio are directly charged. Common expenses of the Fund or the Portfolio are allocated using methods approved by the Board of Directors, generally based on average net assets.

Class R2 Shares and Institutional Class Shares have equal rights to assets and earnings of the Portfolio. Income, gains and losses, and common expenses of the Portfolio are allocated to each class of shares based on its relative net assets. Each class will bear its own class-specific expenses, if any.

C. Investment Advisor:

The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Portfolio. For the year ended October 31, 2020, the Portfolio’s investment management fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

DFA International Value Portfolio	0.37	%*

*	Effective as of February 28, 2020, the management fee payable by the Portfolio was reduced from 0.40% to 0.35%.

Pursuant to an Amended and Restated Fee Waiver and/or Expense Assumption Agreement (the “Fee Waiver Agreement”), the Advisor has contractually agreed to waive certain fees, and in certain instances, assume certain expenses of the Portfolio, as described in the notes below. A portion of the Fee Waiver Agreement for the Portfolio will remain in effect through February 28, 2021, may only be terminated by the Fund’s Board of Directors prior to that date and shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. The Fee Waiver Agreement with respect to the total management fees paid by the Portfolio, as described in the notes below, will remain in effect permanently, unless terminated by the Portfolio. During the year ended October 31, 2020, the Portfolio had expense limits based on a percentage of average net assets on an annualized basis, and the Advisor recovered previously waived fees and/or assumed expenses (amounts in thousands), as listed below. The net amount of waived fees/expenses assumed (recovered previously waived fees/expenses assumed) during the year ended October 31, 2020, and the previously waived fees/expenses assumed subject to future recovery by the

Advisor as of October 31, 2020, are also reflected below (amounts in thousands). At any time that the Annualized Expense Ratio (defined below) of the Class R2 shares of the Portfolio are less than the Expense Limitation Amount listed below, the Advisor retains the right to recover fees previously waived and/or expenses previously assumed to the extent that the expense ratio following such recovery would be less than the Expense Limitation Amount that was in place when such prior year fees were waived and/or expenses assumed, and less than the current Expense Limitation Amount for the Portfolio. The Advisor, however, will not be reimbursed by the Portfolio in connection with its Permanent Fee Waiver. The Fund, on behalf of the Portfolio, is also not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of recovery.

Institutional Class Shares	Expense Limitation Amount	Total Management Fee Limit	Recovery of Previously Waived Fees/ Expenses Assumed	Waived Fees/ Expenses Assumed	Previously Waived Fees/ Expenses Assumed Subject to Future Recovery
DFA International Value Portfolio (1)	—	0.35%	—	$15,435	—

Class R2 Shares
DFA International Value Portfolio (2)	0.79%	0.35%	—	2	—

(1)

The Advisor has contractually agreed to permanently waive all or a portion of the management fee of the Portfolio to the extent necessary to limit the total management fees paid to the Advisor by the Portfolio, including the proportionate share of the management fees the Portfolio pays indirectly through its investment in other funds managed by the Advisor, except for the fees paid indirectly through its investment of securities lending cash collateral in the DFA Short Term Investment Fund, to the rate listed above as a percentage of the average net assets of the Institutional Class of the Portfolio on an annualized basis.

(2)

Effective February 28, 2020, the Advisor has contractually agreed to permanently waive all or a portion of the management fee of the DFA International Value Portfolio to the extent necessary to limit the total management fees paid to the Advisor by the Portfolio, including the proportionate share of the management fees the Portfolio pays indirectly through its investment in other funds managed by the Advisor, except for the fees paid indirectly through its investment of securities lending cash collateral in The DFA Short Term Investment Fund, to 0.35% of the average net assets of a class of the Portfolio on an annualized basis (the “Permanent Fee Waiver”). From July 21, 2015 to February 27, 2020, the Permanent Fee Waiver Limit was 0.40%. In addition to the Permanent Fee Waiver, the Advisor has contractually agreed (including for the time period prior to July 21, 2015) to assume the direct expenses of Class R2 shares of the Portfolio (excluding management fees and custodian fees), to the extent necessary to limit the annualized expenses of Class R2 shares of the Portfolio (excluding the expenses the Portfolio incurs indirectly through investment in other investment companies) to the rate listed above (the “Annualized Expense Ratio”).

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors of the Advisor are also Officers and Directors of the Fund; however, such Officers and Directors (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Fund. For the year ended October 31, 2020, the total related amounts paid by the Fund to the CCO were $30 (in thousands). The total related amounts paid by the Portfolio are included in Other Expenses on the Statement of Operations.

D. Deferred Compensation:

As of October 31, 2020, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amount in thousands):

DFA International Value Portfolio	$306

E. Federal Income Taxes:

The Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent that these differences are permanent, they are charged or credited to paid-in capital or distributable earnings, undistributed net investment income, accumulated net realized gains or losses, or unrealized appreciation, as appropriate, in the period that the differences arise. Accordingly, the permanent differences as of October 31, 2020, can occur as a result of realized gains on securities considered to be “passive foreign investment companies”, net foreign currency gains/losses, and foreign capital gains tax reclass, and were reclassified to the accounts mentioned above. These reclassifications had no effect on net assets or net asset value per share.

The tax character of dividends and distributions declared and paid during the years ended October 31, 2019, and October 31, 2020, were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Tax Exempt Income	Total
DFA International Value Portfolio
2019	$302,955	$273,833	—	$576,788
2020	226,443	—	—	226,443

As of October 31, 2020, the Portfolios did not have any net investment income and short-term capital gains and long-term capital gains distributions designated for federal income tax purposes due to the use of accumulated earnings and profits distributed to shareholders upon redemption of shares.

As of October 31, 2020, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

	Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards	Unrealized Appreciation (Depreciation)	Total Net Distributable Earnings (Accumulated Losses)
DFA International Value Portfolio	$32,903	—	$(349,326)	$(1,482,114)	$(1,798,537)

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Portfolio after October 31, 2011, will not be subject to expiration and will retain their character as either short-term or long-term capital losses. As of October 31, 2020, the Portfolio had the following capital loss carryforwards available to offset future realized capital gains with no expiration date (amounts in thousands):

	Unlimited	Total
DFA International Value Portfolio	$349,326	$349,326

As of October 31, 2020, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
DFA International Value Portfolio	$8,046,971	—	$(1,483,144)	$(1,483,144)

The difference between GAAP-basis and tax-basis unrealized gains (losses) can occur as a result of wash sales and net mark to market gains (losses) on regulated futures contracts, net mark-to-market gain/loss on foreign currency contracts, and differences in the tax treatment of passive foreign investment company investments.

ASC 740 Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Portfolio’s tax positions and has concluded that no additional provision for income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F. Capital Share Transactions:

The capital share transactions by class were as follows (amounts in thousands):

	Year Ended October 31, 2020		Year Ended October 31, 2019
	Amount	Shares	Amount	Shares
DFA International Value Portfolio
Class R2 Shares
Shares Issued	$354	23	$409	25
Shares Issued in Lieu of Cash Distributions	29	2	83	5
Shares Redeemed	(473)	(32)	(766)	(44)

Net Increase (Decrease) — Class R2 Shares	$(90)	(7)	$(274)	(14)

Institutional Class Shares
Shares Issued	$2,635,892	194,679	$2,070,958	123,511
Shares Issued in Lieu of Cash Distributions	222,138	14,540	562,301	34,162
Shares Redeemed	(3,565,774)	(258,877)	(2,594,328)	(154,729)

Net Increase (Decrease) — Institutional Class Shares	$(707,744)	(49,658)	$38,931	2,944

G. Shareholder Servicing Fees:

The Class R2 Shares pay a shareholder servicing fee in an amount up to 0.25% of their annual average net assets to compensate service agents that provide shareholder servicing, record keeping, account maintenance and other services to investors in the DFA International Value Portfolio’s Class R2 Shares.

H. Indemnitees; Contractual Obligations:

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

I. Recently Issued Accounting Standards:

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2017-08 which changes the amortization period for a callable debt security from the maturity date to the earliest call date. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Fund’s adoption of ASU 2017-08 disclosure requirements are reflected within these financial statements prepared as of October 31, 2020 and management has concluded that the change in accounting principle does not materially impact the financial statement amounts.

In August 2018, the FASB issued ASU No. 2018-13, “Fair Value Measurements” (“ASU 2018-13”). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurement. ASU 2018-13 does not change fair value measurements already required or permitted by existing standards. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Portfolio’s early adoption of all of the ASU 2018-13 disclosure requirements are reflected within these financial statements prepared as of October 31, 2020.

On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced the intention to phase out the use of London Interbank Offered Rate (“LIBOR”) by the end of 2021. In the interim, there remains uncertainty regarding the impact the transition to replacement rates may have on the value of LIBOR-based investments. In March 2020, the FASB issued ASU 2020-04 which provides optional guidance to ease the potential accounting burden associated with transitioning away from the LIBOR and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

J. Coronavirus (COVID-19) Pandemic:

The continued worldwide spread of novel coronavirus (COVID-19) and its impact on international business operations, supply chains, travel, commodity prices, consumer confidence and business forecasts, and the associated impact on domestic and international equity markets and fixed income yields, has caused uncertainty for the global economy and financial markets. If market expectations regarding the impact of COVID-19 worsen, or if expected returns change because investors demand higher returns to invest in these uncertain times, there may be a detrimental impact on returns in the near term.

K. Other:

As of October 31, 2020, the following number of shareholders held the following approximate percentages of the Portfolio’s outstanding shares. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

	Number of Shareholders	Approximate Percentage of Outstanding Shares
DFA International Value Portfolio-Class R2	5	95%
DFA International Value Portfolio-Institutional Class	3	67%

The Portfolio is subject to claims and suits that arise from time to time in the ordinary course of business (for example, in The Tribune Company Bankruptcy, certain creditors have filed actions against all shareholders of The Tribune Company who tendered shares when The Tribune Company went private in 2007 in a leveraged buy-out transaction, seeking the return of proceeds received by the shareholders). Although management currently believes that resolving claims against the Portfolio, individually or in aggregate, will not have a material adverse impact on the Portfolio’s financial position, results of operations, or cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

L. Subsequent Event Evaluations:

As described in a November 2, 2020 Supplement to the Funds’ Prospectuses, effective February 28, 2021, the Advisor will reduce its investment management fees for certain Portfolios. Please refer to the Funds’ Prospectuses for additional information regarding fees and expenses of the Portfolios.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Dimensional Investment Group Inc. and Shareholders of DFA International Value Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of DFA International Value Portfolio (one of the portfolios constituting Dimensional Investment Group Inc., hereafter referred to as the “Portfolio”) as of October 31, 2020, the related statement of operations for the year ended October 31, 2020, the statement of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the five years in the period ended October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of the security owned as of October 31, 2020 by correspondence with the transfer agent of the investee fund. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 18, 2020

We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P. investment company group since 1981.

THE DFA INVESTMENT TRUST COMPANY

PERFORMANCE CHARTS

(Unaudited)

The DFA International Value Series vs.

MSCI World ex USA Index (net dividends)

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2020, all rights reserved.

The Japanese Small Company Series vs.

MSCI Japan Small Cap Index (net dividends)

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2020, all rights reserved.

THE DFA INVESTMENT TRUST COMPANY

PERFORMANCE CHARTS

(Unaudited)

The Asia Pacific Small Company Series vs.

MSCI Pacific ex Japan Small Cap Index (net dividends)

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2020, all rights reserved.

The United Kingdom Small Company Series vs.

MSCI United Kingdom Small Cap Index (net dividends)

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2020, all rights reserved.

THE DFA INVESTMENT TRUST COMPANY

PERFORMANCE CHARTS

(Unaudited)

The Continental Small Company Series vs.

MSCI Europe ex UK Small Cap Index (net dividends)

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2020, all rights reserved.

The Canadian Small Company Series vs.

MSCI Canada Small Cap Index (net dividends)

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2020, all rights reserved.

THE DFA INVESTMENT TRUST COMPANY

PERFORMANCE CHARTS

(Unaudited)

The Emerging Markets Series vs.

MSCI Emerging Markets Index (net dividends)

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2020, all rights reserved.

The Emerging Markets Small Cap Series vs.

MSCI Emerging Markets Index (net dividends)

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2020, all rights reserved.

MANAGEMENT’S DISCUSSION AND ANALYSIS

International Equity Market Review	12 Months Ended October 31, 2020

Performance of non-U.S. developed markets was mostly negative for the period. As measured by the MSCI World ex USA indices, small-cap stocks outperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, outperformed large-cap stocks but underperformed small-cap stocks. Value stocks underperformed growth stocks as measured by the MSCI World ex USA indices.

12 Months Ended October 31, 2020

Return in U.S. Dollars
MSCI World ex USA Index	-6.79%
MSCI World ex USA Mid Cap Index	-3.83%
MSCI World ex USA Small Cap Index	-0.65%
MSCI World ex USA Value Index	-18.72%
MSCI World ex USA Growth Index	5.65%

For the 12 Months Ended October 31, 2020, the U.S. dollar depreciated against most non-U.S. developed markets currencies. Overall, currency movements had a positive impact on the U.S. dollar-denominated returns of developed markets.

12 Months Ended October 31, 2020

Ten Largest Foreign Developed Markets by Market Cap	Local Return	Return in U.S. Dollars
Japan	-2.97%	0.33%
United Kingdom	-22.19%	-22.25%
France	-17.43%	-13.79%
Switzerland	-4.37%	2.95%
Canada	-4.70%	-6.05%
Germany	-10.77%	-6.84%
Australia	-11.01%	-9.29%
Netherlands	4.14%	8.62%
Hong Kong	-8.06%	-7.15%
Sweden	0.79%	9.10%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2020, all rights reserved.

Emerging markets had mostly positive performance for the period, outperforming non-U.S. developed markets but underperforming the U.S. As measured by the MSCI Emerging Markets indices, small-cap stocks underperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, underperformed large-cap stocks and small-cap stocks. Value stocks underperformed growth stocks as measured by the MSCI Emerging Markets indices.

12 Months Ended October 31, 2020

Return in U.S. Dollars
MSCI Emerging Markets Index	8.25%
MSCI Emerging Markets Mid Cap Index	-3.22%
MSCI Emerging Markets Small Cap Index	2.39%
MSCI Emerging Markets Value Index	-8.47%
MSCI Emerging Markets Growth Index	25.97%

For the 12 Months Ended October 31, 2020, the U.S. dollar depreciated against some emerging markets currencies and appreciated against others. Overall, currency movements had a negative impact on the U.S. dollar denominated returns of emerging markets.

12 Months Ended October 31, 2020

Ten Largest Emerging Markets by Market Cap	Local Return	Return in U.S.
Dollars
China	33.57%	35.19%
Taiwan	18.86%	26.49%
Korea	11.33%	14.15%
India	1.83%	-2.54%
Brazil	-11.13%	-38.13%
South Africa	-6.49%	-13.31%
Saudi Arabia	-0.90%	-0.90%
Russia	-14.17%	-29.27%
Thailand	-28.54%	-30.77%
Malaysia	-6.02%	-5.49%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2020, all rights reserved.

For Portfolios investing in non-U.S. equities traded outside of the U.S. market time zone, differences in the valuation timing and methodology between a Portfolio and its benchmark index may impact relative performance over the referenced period. The Portfolios price foreign exchange rates at the closing of the U.S. market, while their benchmark indices use rates at 4 p.m. London time. The Portfolios also may use fair value pricing to price certain portfolio securities at the closing of the U.S. market, while benchmark indices may use local market closing prices. For the one-year period ended October 31, 2020, these differences generally contributed positively to the Portfolios’ relative performance.

The DFA International Value Series

The DFA International Value Series invests in developed ex U.S. large company value stocks. The investment strategy is process driven, emphasizing broad diversification, with increased exposure to stocks with smaller total market capitalizations, lower relative price (value), and higher-profitability within the large-cap value segment of developed ex U.S. markets. As of October 31, 2020, the Series held approximately 540 securities in 22 eligible developed markets. Average cash exposure throughout the year was less than 1% of the Series’ assets.

For the 12 months ended October 31, 2020, total returns were -18.68% for the Series and -6.79% for the MSCI World ex USA Index (net dividends), the Series’ benchmark. With low relative price (value) stocks underperforming high relative price (growth) stocks for the period, the Series’ focus on value stocks detracted from performance relative to the style-neutral benchmark.

The Japanese Small Company Series

The Japanese Small Company Series invests in Japanese small company stocks. The Series generally excluded stocks with the lowest profitability and highest relative price. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2020, the Series held approximately 1,710 securities. Average cash exposure throughout the year was less than 1% of the Series’ assets.

For the 12 months ended October 31, 2020, total returns were -1.93% for the Series and -1.46% for the MSCI Japan Small Cap Index (net dividends), the Series’ benchmark. The Series’ greater emphasis on stocks with smaller market capitalizations had a negative impact on performance relative to the benchmark, as these stocks underperformed. The Series’ exclusion of stocks with the lowest profitability and highest relative price had a negative impact on performance relative to the benchmark, as those stocks outperformed. Conversely, the Series’ exclusion of real estate investment trusts (REITs) contributed positively to relative performance, as REITs generally underperformed in Japan.

The Asia Pacific Small Company Series

The Asia Pacific Small Company Series invests in small company stocks in Australia, Hong Kong, New Zealand, and Singapore. The Series generally excluded stocks with the lowest profitability and highest relative price. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2020, the Series held approximately 750 securities in 4 eligible countries. Average cash exposure throughout the year was less than 1% of the Series’ assets.

For the 12 months ended October 31, 2020, total returns were 0.14% for the Series and 3.00% for the MSCI Pacific ex Japan Small Cap Index (net dividends), the Series’ benchmark. The Series’ greater emphasis on stocks with smaller market capitalizations had a negative impact on performance relative to the benchmark, as these stocks underperformed. The Series’ exclusion of stocks with the lowest profitability and highest relative price had a negative impact on performance relative to the benchmark, as those securities outperformed. Conversely, the Series’ exclusion of real estate investment trusts (REITs) contributed to relative performance, as REITs generally underperformed in Asia Pacific (ex Japan) markets.

The United Kingdom Small Company Series

The United Kingdom Small Company Series invests in small company stocks in the U.K. The Series generally excluded stocks with the lowest profitability and highest relative price. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2020, the Series held approximately 330 securities. Average cash exposure throughout the year was less than 1% of the Series’ assets.

For the 12 months ended October 31, 2020, total returns were -14.87% for the Series and - 14.04% for the MSCI United Kingdom Small Cap Index (net dividends), the Series’ benchmark. The Series’ greater emphasis on stocks with smaller market capitalizations had a negative impact on performance relative to the benchmark, as these stocks underperformed. The Series’ exclusion of stocks with the lowest profitability and highest relative price detracted from performance relative to the benchmark, as those securities outperformed for the period. Conversely, the Series’ exclusion of real estate investment trusts (REITs) contributed positively to relative performance, as REITs generally underperformed in the U.K.

The Continental Small Company Series

The Continental Small Company Series invests in small company stocks in the developed markets of Europe (excluding the U.K.) and Israel. The Series generally excluded stocks with the lowest profitability and highest relative price. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2020, the Series held approximately 1,090 securities in 15 eligible countries. Average cash exposure throughout the year was less than 1% of the Series’ assets.

For the 12 months ended October 31, 2020, total returns were -2.23% for the Series and 3.14% for the MSCI Europe ex U.K. Small Cap Index (net dividends), the Series’ benchmark. The Series and its benchmark use different methodologies to determine which small-cap stocks are eligible for purchase or to hold. This methodology variance led to country-by-country differences between the maximum market capitalization of small-cap stocks bought and held by the Series relative to the benchmark, which in turn led to differences in holdings between the Series and the benchmark. These holdings differences detracted from the Series’ performance relative to the benchmark. The Series’ greater emphasis on stocks with smaller market capitalizations had a negative impact on performance relative to the benchmark, as these stocks underperformed. The Series’ exclusion of stocks with the lowest profitability and highest relative price also detracted from relative performance, as those securities outperformed for the period. Conversely, the Series’ exclusion of real estate investment trusts (REITs) contributed positively to relative performance, as REITs generally underperformed in eligible markets.

The Canadian Small Company Series

The Canadian Small Company Series invests in small company stocks in Canada. The Series generally excluded stocks with the lowest profitability and highest relative price. The investment strategy is process-driven, emphasizing broad diversification. As of October 31, 2020, the Series held approximately 320 securities. Average cash exposure throughout the year was less than 1% of the Series’ assets.

For the 12 months ended October 31, 2020, total returns were 6.02% for the Series and 7.61% for the MSCI Canada Small Cap Index (net dividends), the Series’ benchmark. The Series’ greater emphasis on stocks with smaller market capitalizations had a negative impact on performance relative to the benchmark, as these stocks underperformed. The Series’ exclusion of stocks with the lowest profitability and highest relative price detracted from performance relative to the benchmark, as those securities outperformed for the period. Conversely, the Series’ exclusion of real estate investment trusts (REITs) contributed positively to relative performance, as REITs generally underperformed in Canada.

The Emerging Markets Series

The Emerging Markets Series invests in large-cap stocks in emerging markets. The investment strategy is process driven, emphasizing broad diversification with increased exposure to stocks with smaller market capitalizations, lower relative price (value), and higher-profitability within the large-cap segment of emerging markets. As of October 31, 2020, the Series held approximately 1,610 securities in 24 eligible emerging markets. Average cash exposure throughout the year was less than 1% of the Series’ assets.

For the 12 months ended October 31, 2020, total returns were 2.67% for the Series and 8.25% for the MSCI Emerging Markets Index (net dividends), the Series’ benchmark. The Series’ greater emphasis on low relative price (value) stocks had a negative impact on performance relative to the benchmark, as value stocks underperformed high relative price (growth) stocks in emerging markets for the period. The Series’ greater allocation to stocks with smaller market capitalizations within the large cap universe also detracted from relative performance, as these stocks underperformed their larger counterparts for the period.

The Emerging Markets Small Cap Series

The Emerging Markets Small Cap Series invests in small company stocks in emerging markets. The Portfolio generally excludes stocks with the lowest profitability and highest relative price. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2020, the Series held approximately 4,550 securities in 21 eligible emerging markets. Average cash exposure throughout the year was less than 1% of the Series’ assets.

For the 12 months ended October 31, 2020, total returns were 1.25% for the Series and 8.25% for the MSCI Emerging Markets Index (net dividends), the Series’ benchmark. With small-cap stocks underperforming large-cap stocks in emerging markets, the Series’ inclusion of stocks with smaller market capitalizations detracted from performance relative to the benchmark, which is composed primarily of large- and mid-cap stocks.

THE DFA INVESTMENT TRUST COMPANY

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses and legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Tables below illustrate your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and “Expenses Paid During Period” reflects the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

Six Months Ended October 31, 2020

EXPENSE TABLES

	Beginning Account Value 05/01/20	Ending Account Value 10/31/20	Annualized Expense Ratio (1)	Expenses Paid During Period (1)

The DFA International Value Series
Actual Fund Return	$1,000.00	$1,073.80	0.21%	$1.09
Hypothetical 5% Annual Return	$1,000.00	$1,024.08	0.21%	$1.07

The Japanese Small Company Series
Actual Fund Return	$1,000.00	$1,138.60	0.13%	$0.70
Hypothetical 5% Annual Return	$1,000.00	$1,024.48	0.13%	$0.66

DISCLOSURE OF FUND EXPENSES

CONTINUED

	Beginning Account Value 05/01/20	Ending Account Value 10/31/20	Annualized Expense Ratio (1)	Expenses Paid During Period (1)

The Asia Pacific Small Company Series
Actual Fund Return	$1,000.00	$1,221.40	0.13%	$0.73
Hypothetical 5% Annual Return	$1,000.00	$1,024.48	0.13%	$0.66

The United Kingdom Small Company Series
Actual Fund Return	$1,000.00	$1,077.90	0.12%	$0.63
Hypothetical 5% Annual Return	$1,000.00	$1,024.53	0.12%	$0.61

The Continental Small Company Series
Actual Fund Return	$1,000.00	$1,160.00	0.12%	$0.65
Hypothetical 5% Annual Return	$1,000.00	$1,024.53	0.12%	$0.61

The Canadian Small Company Series
Actual Fund Return	$1,000.00	$1,239.90	0.12%	$0.68
Hypothetical 5% Annual Return	$1,000.00	$1,024.53	0.12%	$0.61

The Emerging Markets Series
Actual Fund Return	$1,000.00	$1,195.80	0.13%	$0.72
Hypothetical 5% Annual Return	$1,000.00	$1,024.48	0.13%	$0.66

The Emerging Markets Small Cap Series
Actual Fund Return	$1,000.00	$1,222.50	0.25%	$1.40
Hypothetical 5% Annual Return	$1,000.00	$1,023.88	0.25%	$1.27

(1)

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (366) to reflect the six-month period.

THE DFA INVESTMENT TRUST COMPANY

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters as an exhibit to their reports on Form N-PORT. For The DFA Investment Trust Company, this would be for the fiscal quarters ending January 31 and July 31. Such Form N-PORT filing must be made within 60 days of the end of the quarter. The DFA Investment Trust Company filed its most recent Form N-PORT with the SEC on September 29, 2020. They are available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC’s website at http://www.sec.gov.

SEC regulations permit a fund to include in its reports to shareholders a “Summary Schedule of Portfolio Holdings” in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund’s 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund’s net assets at the end of the reporting period. The regulations also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

A fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The SEC requires that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is used. The following table, which presents portfolio holdings as a percentage of total investments before short-term investments and collateral for loaned securities, is provided in compliance with this requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

INTERNATIONAL EQUITY PORTFOLIOS

The DFA International Value Series
Communication Services	4.4%
Consumer Discretionary	17.6%
Consumer Staples	4.9%
Energy	8.8%
Financials	27.2%
Health Care	5.8%
Industrials	11.9%
Information Technology	2.0%
Materials	13.3%
Real Estate	2.8%
Utilities	1.3%

100.0%

The Japanese Small Company Series
Communication Services	2.9%
Consumer Discretionary	16.6%
Consumer Staples	8.0%
Energy	1.3%
Financials	8.8%
Health Care	4.5%
Industrials	29.7%
Information Technology	13.7%
Materials	10.8%
Real Estate	2.0%
Utilities	1.7%

100.0%

The Asia Pacific Small Company Series
Communication Services	8.3%
Consumer Discretionary	18.1%
Consumer Staples	7.6%
Energy	1.9%
Financials	11.6%
Health Care	5.7%
Industrials	13.1%
Information Technology	8.2%
Materials	15.9%
Real Estate	6.6%
Utilities	3.0%

100.0%

DISCLOSURE OF PORTFOLIO HOLDINGS

CONTINUED

The United Kingdom Small Company Series
Communication Services	2.5%
Consumer Discretionary	19.2%
Consumer Staples	6.6%
Energy	1.9%
Financials	14.7%
Health Care	3.7%
Industrials	30.4%
Information Technology	8.1%
Materials	7.2%
Real Estate	4.2%
Utilities	1.5%

100.0%

The Emerging Markets Series
Communication Services	11.9%
Consumer Discretionary	15.6%
Consumer Staples	7.3%
Energy	4.7%
Financials	16.8%
Health Care	3.7%
Industrials	5.9%
Information Technology	19.7%
Materials	8.9%
Real Estate	3.2%
Utilities	2.3%

100.0%

The Continental Small Company Series
Communication Services	5.7%
Consumer Discretionary	9.8%
Consumer Staples	5.0%
Energy	2.2%
Financials	13.1%
Health Care	6.2%
Industrials	26.6%
Information Technology	11.9%
Materials	8.3%
Real Estate	6.9%
Utilities	4.3%

100.0%

The Emerging Markets Small Cap Series
Communication Services	4.0%
Consumer Discretionary	13.5%
Consumer Staples	6.6%
Energy	1.6%
Financials	7.0%
Health Care	8.6%
Industrials	15.3%
Information Technology	17.9%
Materials	13.5%
Real Estate	7.5%
Utilities	4.5%

100.0%

The Canadian Small Company Series
Communication Services	1.3%
Consumer Discretionary	6.3%
Consumer Staples	6.0%
Energy	13.1%
Financials	10.5%
Health Care	1.1%
Industrials	13.1%
Information Technology	6.2%
Materials	29.8%
Real Estate	4.2%
Utilities	8.4%

100.0%

THE DFA INTERNATIONAL VALUE SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2020

	Shares	Value»	Percentage of Net Assets‡
COMMON STOCKS — (95.9%)
AUSTRALIA — (5.9%)
Australia & New Zealand Banking Group, Ltd.	6,888,410	$91,413,550	1.0%
Fortescue Metals Group, Ltd.	3,858,031	47,197,184	0.5%
National Australia Bank, Ltd.	6,504,106	85,093,076	0.9%
Westpac Banking Corp.	7,945,749	100,568,235	1.1%
Other Securities		244,177,886	2.5%

TOTAL AUSTRALIA		568,449,931	6.0%

AUSTRIA — (0.0%)
Other Security		100,701	0.0%

BELGIUM — (0.8%)
Other Securities		74,612,067	0.8%

CANADA — (7.9%)
# Bank of Montreal	351,836	20,949,598	0.2%
Bank of Montreal	1,441,562	85,729,692	0.9%
# Bank of Nova Scotia (The)	1,681,875	69,898,725	0.7%
# Canadian Imperial Bank of Commerce	811,294	60,516,699	0.6%
Canadian Natural Resources, Ltd.	3,417,479	54,508,790	0.6%
Magna International, Inc.	1,443,051	73,754,337	0.8%
Other Securities		389,247,461	4.2%

TOTAL CANADA		754,605,302	8.0%

DENMARK — (2.9%)
DSV Panalpina A.S.	300,849	48,810,172	0.5%
# Vestas Wind Systems A.S.	648,241	111,214,830	1.2%
Other Securities		117,828,228	1.2%

TOTAL DENMARK		277,853,230	2.9%

FINLAND — (1.0%)
Other Securities		96,376,631	1.0%

FRANCE — (9.1%)
* BNP Paribas SA	1,948,140	67,940,925	0.7%
* Cie de Saint-Gobain	2,006,077	78,143,737	0.8%
Cie Generale des Etablissements Michelin SCA	664,554	71,772,475	0.8%
Orange SA	5,978,647	67,137,941	0.7%
* Peugeot SA	3,133,702	56,294,471	0.6%
Total SE	6,874,996	208,289,750	2.2%
Other Securities		325,344,909	3.4%

TOTAL FRANCE		874,924,208	9.2%

GERMANY — (6.7%)
Allianz SE	415,799	73,244,904	0.8%
BASF SE	1,039,248	56,907,335	0.6%
Bayer AG	1,103,211	51,840,454	0.5%
Bayerische Motoren Werke AG	1,138,372	77,794,893	0.8%
Daimler AG	3,237,994	167,367,009	1.8%
Volkswagen AG	125,075	19,456,967	0.2%

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
GERMANY — (Continued)
Other Securities		$197,549,481	2.1%

TOTAL GERMANY		644,161,043	6.8%

HONG KONG — (2.5%)
Other Securities		242,062,056	2.6%

IRELAND — (0.5%)
Other Securities		51,864,566	0.5%

ISRAEL — (0.4%)
Other Securities		35,298,492	0.4%

ITALY — (1.8%)
Other Securities		171,182,101	1.8%

JAPAN — (23.3%)
Hitachi, Ltd.	1,579,000	53,219,083	0.6%
Honda Motor Co., Ltd.	4,590,300	108,574,060	1.1%
Honda Motor Co., Ltd., Sponsored ADR	26,040	615,065	0.0%
Mitsubishi UFJ Financial Group, Inc.	11,934,650	47,045,252	0.5%
Sumitomo Mitsui Financial Group, Inc.	1,921,900	53,201,841	0.6%
Toyota Motor Corp.	3,715,890	243,936,611	2.6%
# Toyota Motor Corp., Sponsored ADR	208,099	27,321,318	0.3%
Other Securities		1,702,340,630	17.9%

TOTAL JAPAN		2,236,253,860	23.6%

NETHERLANDS — (4.5%)
Koninklijke Ahold Delhaize NV	4,984,523	136,654,529	1.4%
Koninklijke DSM NV	596,336	95,370,511	1.0%
Other Securities		199,416,701	2.2%

TOTAL NETHERLANDS		431,441,741	4.6%

NEW ZEALAND — (0.2%)
Other Securities		22,507,812	0.2%

NORWAY — (0.8%)
Other Securities		76,530,313	0.8%

PORTUGAL — (0.1%)
Other Securities		11,536,966	0.1%

SINGAPORE — (1.0%)
Other Securities		93,149,536	1.0%

SPAIN — (1.3%)
#* Banco Santander SA	40,951,091	82,006,822	0.9%
Other Securities		42,258,088	0.4%

TOTAL SPAIN		124,264,910	1.3%

SWEDEN — (3.1%)
* Volvo AB, Class B	2,416,322	46,966,507	0.5%

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
SWEDEN — (Continued)
Other Securities		$247,271,384	2.6%

TOTAL SWEDEN		294,237,891	3.1%

SWITZERLAND — (10.4%)
ABB, Ltd	3,432,303	83,284,859	0.9%
# Cie Financiere Richemont SA	1,165,784	72,865,902	0.8%
Lonza Group AG	145,001	87,857,559	0.9%
Novartis AG	1,817,557	141,628,729	1.5%
Novartis AG, Sponsored ADR	723,453	56,487,210	0.6%
UBS Group AG	6,275,625	73,060,635	0.8%
Zurich Insurance Group AG	444,872	147,762,264	1.6%
Other Securities		334,120,482	3.4%

TOTAL SWITZERLAND		997,067,640	10.5%

UNITED KINGDOM — (11.7%)
Anglo American P.L.C.	2,846,495	66,787,802	0.7%
Aviva P.L.C.	16,319,347	54,434,377	0.6%
BP P.L.C., Sponsored ADR	5,009,282	77,543,685	0.8%
British American Tobacco P.L.C.	3,024,009	95,847,087	1.0%
# British American Tobacco P.L.C., Sponsored ADR	838,885	26,743,654	0.3%
* Glencore P.L.C.	26,692,936	53,845,933	0.6%
HSBC Holdings P.L.C.	13,949,143	58,455,175	0.6%
# HSBC Holdings P.L.C., Sponsored ADR	2,590,482	54,348,312	0.6%
* Lloyds Banking Group P.L.C.	181,694,609	66,156,212	0.7%
Royal Dutch Shell P.L.C., Class B.	283,225	3,415,504	0.0%
Royal Dutch Shell P.L.C., Sponsored ADR, Class B	7,267,547	175,511,260	1.9%
Vodafone Group P.L.C.	58,351,986	77,839,689	0.8%
# Vodafone Group P.L.C., Sponsored ADR	4,011,201	54,191,329	0.6%
Other Securities		256,528,572	2.6%

TOTAL UNITED KINGDOM		1,121,648,591	11.8%

TOTAL COMMON STOCKS		9,200,129,588	97.0%

PREFERRED STOCKS — (1.3%)

GERMANY — (1.3%)
Volkswagen AG	701,336	102,159,454	1.1%
Other Securities		25,125,926	0.3%

TOTAL GERMANY		127,285,380	1.4%

TOTAL INVESTMENT SECURITIES (Cost $11,119,510,563)		9,327,414,968

		Value†

SECURITIES LENDING COLLATERAL — (2.8%)
@§ The DFA Short Term Investment Fund	22,816,650	264,011,461	2.8%

TOTAL INVESTMENTS—(100.0%) (Cost $11,383,404,927)		$9,591,426,429	101.2%

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

As of October 31, 2020, The DFA International Value Series had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® Emini Index	526	12/18/20	$88,097,893	$85,861,610	$(2,236,283)

Total Futures Contracts			$88,097,893	$85,861,610	$(2,236,283)

Summary of the Series’ investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	—	$568,449,931	—	$568,449,931
Austria	—	100,701	—	100,701
Belgium	—	74,612,067	—	74,612,067
Canada	$754,605,302	—	—	754,605,302
Denmark	—	277,853,230	—	277,853,230
Finland	—	96,376,631	—	96,376,631
France	—	874,924,208	—	874,924,208
Germany	15,533,044	628,627,999	—	644,161,043
Hong Kong	—	242,062,056	—	242,062,056
Ireland	14,317,368	37,547,198	—	51,864,566
Israel	6,943,405	28,355,087	—	35,298,492
Italy	27,912,392	143,269,709	—	171,182,101
Japan	47,057,395	2,189,196,465	—	2,236,253,860
Netherlands	15,884,061	415,557,680	—	431,441,741
New Zealand	—	22,507,812	—	22,507,812
Norway	—	76,530,313	—	76,530,313
Portugal	—	11,536,966	—	11,536,966
Singapore	—	93,149,536	—	93,149,536
Spain	2,776,007	121,488,903	—	124,264,910
Sweden	—	294,237,891	—	294,237,891
Switzerland	84,409,679	912,657,961	—	997,067,640
United Kingdom	446,924,683	674,723,908	—	1,121,648,591
Preferred Stocks
Germany	—	127,285,380	—	127,285,380
Securities Lending Collateral	—	264,011,461	—	264,011,461
Futures Contracts**	(2,236,283)	—	—	(2,236,283)

TOTAL	$1,414,127,053	$8,175,063,093	—	$9,589,190,146

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

THE JAPANESE SMALL COMPANY SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2020

	Shares	Value»	Percentage of Net Assets‡
COMMON STOCKS — (98.1%)
COMMUNICATION SERVICES — (2.9%)
Other Securities		$86,241,533	2.9%

CONSUMER DISCRETIONARY — (16.2%)
DCM Holdings Co., Ltd.	713,300	8,838,267	0.3%
Shimachu Co., Ltd.	256,900	13,578,995	0.5%
Other Securities		460,985,971	15.6%

TOTAL CONSUMER DISCRETIONARY		483,403,233	16.4%

CONSUMER STAPLES — (7.8%)
cocokara fine, Inc.	128,360	8,432,779	0.3%
Milbon Co., Ltd.	154,752	7,939,785	0.3%
Nippon Suisan Kaisha, Ltd.	1,794,300	6,911,990	0.2%
Other Securities		208,970,547	7.1%

TOTAL CONSUMER STAPLES		232,255,101	7.9%

ENERGY — (1.3%)
Iwatani Corp.	222,900	10,113,538	0.4%
Other Securities		27,369,276	0.9%

TOTAL ENERGY		37,482,814	1.3%

FINANCIALS — (8.6%)
Fuyo General Lease Co., Ltd.	116,000	6,660,495	0.2%
Hirogin Holdings, Inc.	1,301,600	7,084,132	0.2%
Hokuhoku Financial Group, Inc.	834,800	7,921,727	0.3%
Jafco Group Co., Ltd.	204,100	9,230,625	0.3%
Shiga Bank, Ltd. (The)	307,600	6,642,879	0.2%
Yamaguchi Financial Group, Inc.	1,109,872	7,219,681	0.3%
Other Securities		211,870,416	7.2%

TOTAL FINANCIALS		256,629,955	8.7%

HEALTH CARE — (4.4%)
# H.U. Group Holdings, Inc.	336,700	8,566,416	0.3%
Jeol, Ltd.	243,000	7,744,954	0.3%
Other Securities		113,901,457	3.8%

TOTAL HEALTH CARE		130,212,827	4.4%

INDUSTRIALS — (29.1%)
BayCurrent Consulting, Inc.	61,500	7,957,504	0.3%
# DMG Mori Co., Ltd.	673,200	9,000,973	0.3%
Duskin Co., Ltd.	289,200	7,382,247	0.3%
# Fuji Corp.	422,100	8,485,887	0.3%
Furukawa Electric Co., Ltd.	401,200	10,054,193	0.3%
GS Yuasa Corp.	390,883	6,822,713	0.2%
Hazama Ando Corp.	1,302,400	8,091,329	0.3%
Inaba Denki Sangyo Co., Ltd.	353,300	8,505,149	0.3%
# Japan Steel Works, Ltd. (The)	389,300	8,322,588	0.3%
Meitec Corp.	169,000	8,378,202	0.3%
Mirait Holdings Corp.	524,835	7,471,621	0.3%
Nichias Corp.	392,400	8,498,721	0.3%
# Nikkon Holdings Co., Ltd.	385,300	7,374,127	0.3%

THE JAPANESE SMALL COMPANY SERIES

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
INDUSTRIALS — (Continued)
Nishimatsu Construction Co., Ltd.	345,000	$6,701,641	0.2%
OKUMA Corp.	137,100	6,654,537	0.2%
Outsourcing, Inc.	732,300	6,791,351	0.2%
Penta-Ocean Construction Co., Ltd.	1,716,400	10,884,002	0.4%
Ushio, Inc.	660,300	7,375,978	0.3%
Other Securities		722,986,204	24.4%

TOTAL INDUSTRIALS		867,738,967	29.5%

INFORMATION TECHNOLOGY — (13.5%)
Daiwabo Holdings Co., Ltd.	117,500	7,692,034	0.3%
Nippon Electric Glass Co., Ltd.	431,236	8,481,534	0.3%
NSD Co., Ltd.	513,760	9,024,017	0.3%
Systena Corp.	402,100	7,296,298	0.3%
Tokyo Seimitsu Co., Ltd.	257,200	8,678,304	0.3%
Topcon Corp.	691,700	6,895,912	0.2%
Ulvac, Inc.	264,700	9,695,804	0.3%
Other Securities		343,510,881	11.7%

TOTAL INFORMATION TECHNOLOGY		401,274,784	13.7%

MATERIALS — (10.6%)
ADEKA Corp.	607,100	7,850,888	0.3%
Asahi Holdings, Inc.	227,850	7,430,158	0.3%
* Kobe Steel, Ltd.	1,878,500	7,334,448	0.3%
Mitsui Mining & Smelting Co., Ltd.	379,600	9,582,034	0.3%
Sumitomo Osaka Cement Co., Ltd.	234,099	7,119,777	0.3%
Toagosei Co., Ltd.	758,400	8,029,619	0.3%
Tokuyama Corp.	385,498	8,591,460	0.3%
Toyobo Co., Ltd.	531,900	7,091,528	0.2%
Other Securities		252,544,871	8.4%

TOTAL MATERIALS		315,574,783	10.7%

REAL ESTATE — (2.0%)
Heiwa Real Estate Co., Ltd.	229,900	6,711,838	0.2%
Kenedix, Inc.	1,442,000	7,472,555	0.3%
Other Securities		45,146,783	1.5%

TOTAL REAL ESTATE		59,331,176	2.0%

UTILITIES — (1.7%)
Nippon Gas Co., Ltd.	210,300	10,030,620	0.3%
Other Securities		39,127,903	1.4%

TOTAL UTILITIES		49,158,523	1.7%

TOTAL COMMON STOCKS (Cost $2,621,667,169)		2,919,303,696	99.2%

		Value†
SECURITIES LENDING COLLATERAL — (1.9%)
@§ The DFA Short Term Investment Fund	4,999,517	57,849,414	2.0%

TOTAL INVESTMENTS—(100.0%) (Cost $2,679,495,864)		$2,977,153,110	101.2%

THE JAPANESE SMALL COMPANY SERIES

CONTINUED

Summary of the Series’ investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	—	$86,241,533	—	$86,241,533
Consumer Discretionary	—	483,403,233	—	483,403,233
Consumer Staples	—	232,255,101	—	232,255,101
Energy	—	37,482,814	—	37,482,814
Financials	—	256,629,955	—	256,629,955
Health Care	—	130,212,827	—	130,212,827
Industrials	—	867,738,967	—	867,738,967
Information Technology	—	401,274,784	—	401,274,784
Materials	—	315,574,783	—	315,574,783
Real Estate	—	59,331,176	—	59,331,176
Utilities	—	49,158,523	—	49,158,523
Securities Lending Collateral	—	57,849,414	—	57,849,414

TOTAL	—	$2,977,153,110	—	$2,977,153,110

See accompanying Notes to Financial Statements.

THE ASIA PACIFIC SMALL COMPANY SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2020

		Shares	Value»	Percentage of Net Assets‡
COMMON STOCKS — (97.3%)
AUSTRALIA — (56.7%)
	ALS, Ltd.	1,761,709	$11,657,630	0.8%
	Ansell, Ltd.	524,737	14,838,028	1.0%
	ARB Corp., Ltd.	533,754	11,561,661	0.8%
#	Bank of Queensland, Ltd.	2,458,045	11,089,381	0.7%
	Bapcor, Ltd.	2,252,217	12,138,948	0.8%
	Breville Group, Ltd.	821,653	15,223,025	1.0%
	Carsales.com, Ltd.	1,200,481	17,538,761	1.2%
	CSR, Ltd.	3,273,096	10,132,649	0.7%
	Downer EDI, Ltd.	2,594,034	8,020,528	0.5%
	Elders, Ltd.	1,232,076	9,714,962	0.6%
	Healius, Ltd.	4,144,191	9,821,402	0.7%
	IGO, Ltd.	3,070,006	9,595,397	0.6%
	IRESS, Ltd.	1,225,060	7,926,997	0.5%
	JB Hi-Fi, Ltd.	237,242	7,927,553	0.5%
#*	Lynas Corp., Ltd.	6,066,989	12,070,586	0.8%
	Metcash, Ltd.	7,963,936	16,519,341	1.1%
	Mineral Resources, Ltd.	951,983	16,716,625	1.1%
*	NEXTDC, Ltd.	1,796,439	16,085,040	1.1%
	nib holdings, Ltd.	3,098,293	9,066,675	0.6%
	Nine Entertainment Co. Holdings, Ltd.	9,297,395	13,590,846	0.9%
	Orora, Ltd.	6,339,374	11,488,974	0.8%
	OZ Minerals, Ltd.	2,218,981	23,180,326	1.5%
	Pendal Group, Ltd.	1,950,282	8,872,828	0.6%
*	Perseus Mining, Ltd.	9,066,296	7,841,297	0.5%
	Premier Investments, Ltd.	622,552	9,337,094	0.6%
	Regis Resources, Ltd.	3,239,807	9,509,237	0.6%
	Reliance Worldwide Corp., Ltd.	4,342,033	12,534,300	0.8%
*	Saracen Mineral Holdings, Ltd.	5,077,306	20,291,051	1.3%
*	Silver Lake Resources, Ltd.	6,142,732	9,198,884	0.6%
	Spark Infrastructure Group	11,558,934	16,130,112	1.1%
	St Barbara, Ltd.	5,221,239	9,818,297	0.7%
	Star Entertainment Grp, Ltd. (The)	3,693,648	8,511,988	0.6%
	Steadfast Group, Ltd.	5,683,479	14,249,839	0.9%
	Super Retail Group, Ltd.	1,139,326	8,966,593	0.6%
	Technology One, Ltd.	1,748,272	11,036,395	0.7%
*	Vocus Group, Ltd.	4,091,642	9,909,009	0.7%
	Other Securities		451,602,563	29.3%

TOTAL AUSTRALIA			883,714,822	57.9%

HONG KONG — (22.5%)
#	IGG, Inc.	9,421,000	10,198,134	0.7%
	Kerry Logistics Network, Ltd.	4,063,500	8,486,558	0.6%
	Luk Fook Holdings International, Ltd.	3,704,000	9,056,888	0.6%
	Man Wah Holdings, Ltd.	12,205,200	17,034,026	1.1%
	SITC International Holdings Co., Ltd.	6,142,000	9,487,271	0.6%
#	Vitasoy International Holdings, Ltd.	2,143,000	8,668,231	0.6%
	VTech Holdings, Ltd.	1,438,200	9,542,489	0.6%
	Other Securities		278,624,321	18.2%

TOTAL HONG KONG			351,097,918	23.0%

THE ASIA PACIFIC SMALL COMPANY SERIES

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
NEW ZEALAND — (7.1%)
Chorus, Ltd.	3,152,349	$17,529,495	1.2%
Infratil, Ltd.	3,949,779	14,144,121	0.9%
Mainfreight, Ltd.	289,611	10,326,649	0.7%
SKYCITY Entertainment Group, Ltd.	5,101,527	9,439,519	0.6%
Summerset Group Holdings, Ltd.	1,378,955	9,475,546	0.6%
Other Securities		49,527,979	3.2%

TOTAL NEW ZEALAND		110,443,309	7.2%

SINGAPORE — (11.0%)
ComfortDelGro Corp., Ltd.	8,950,800	8,852,888	0.6%
Sembcorp Industries, Ltd.	7,106,600	8,225,582	0.5%
Other Securities		154,789,717	10.2%

TOTAL SINGAPORE		171,868,187	11.3%

TOTAL COMMON STOCKS		1,517,124,236	99.4%

RIGHTS/WARRANTS — (0.0%)
SINGAPORE — (0.0%)
Other Securities		26,083	0.0%

TOTAL INVESTMENT SECURITIES (Cost $1,623,607,351)		1,517,150,319

		Value†
SECURITIES LENDING COLLATERAL — (2.7%)
@§ The DFA Short Term Investment Fund	3,633,899	42,047,846	2.7%

TOTAL INVESTMENTS—(100.0%) (Cost $1,665,649,023)		$1,559,198,165	102.1%

Summary of the Series’ investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$4,882,708	$878,832,114	—	$883,714,822
Hong Kong	740,917	350,357,001	—	351,097,918
New Zealand	—	110,443,309	—	110,443,309
Singapore	—	171,868,187	—	171,868,187
Rights/Warrants
Singapore	—	26,083	—	26,083
Securities Lending Collateral	—	42,047,846	—	42,047,846

TOTAL	$5,623,625	$1,553,574,540	—	$1,559,198,165

See accompanying Notes to Financial Statements.

THE UNITED KINGDOM SMALL COMPANY SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2020

	Shares	Value»	Percentage of Net Assets‡
COMMON STOCKS — (97.9%)
COMMUNICATION SERVICES — (2.4%)
Other Securities		$36,178,617	2.5%

CONSUMER DISCRETIONARY — (18.8%)
Bellway P.L.C.	514,084	15,553,702	1.1%
Countryside Properties P.L.C.	2,813,575	12,288,663	0.8%
Domino’s Pizza Group P.L.C.	3,580,555	15,373,097	1.0%
Dunelm Group P.L.C.	685,419	11,587,636	0.8%
Games Workshop Group P.L.C.	205,563	27,635,151	1.9%
* Inchcape P.L.C.	2,472,981	15,863,472	1.1%
Moneysupermarket.com Group P.L.C.	3,466,544	10,948,861	0.7%
Pets at Home Group P.L.C.	3,218,903	16,165,286	1.1%
William Hill P.L.C.	5,240,138	18,610,224	1.3%
Other Securities		138,358,373	9.3%

TOTAL CONSUMER DISCRETIONARY		282,384,465	19.1%

CONSUMER STAPLES — (6.4%)
Britvic P.L.C.	1,585,438	15,149,864	1.0%
Cranswick P.L.C.	379,748	15,829,814	1.1%
Fevertree Drinks P.L.C.	610,255	15,921,225	1.1%
Tate & Lyle P.L.C.	2,442,033	18,825,087	1.3%
Other Securities		31,238,431	2.1%

TOTAL CONSUMER STAPLES		96,964,421	6.6%

ENERGY — (1.8%)
Other Securities		27,319,053	1.9%

FINANCIALS — (14.4%)
Beazley P.L.C.	2,964,842	11,302,783	0.8%
Close Brothers Group P.L.C.	1,007,674	14,051,166	1.0%
* Hiscox, Ltd.	1,268,750	13,560,668	0.9%
IG Group Holdings P.L.C.	2,561,656	25,279,706	1.7%
Lancashire Holdings, Ltd.	1,430,682	11,806,704	0.8%
Man Group P.L.C.	10,338,145	14,426,511	1.0%
Quilter P.L.C.	10,292,590	16,341,140	1.1%
Other Securities		109,440,649	7.3%

TOTAL FINANCIALS		216,209,327	14.6%

HEALTH CARE — (3.6%)
Other Securities		54,517,955	3.7%

INDUSTRIALS — (29.8%)
Avon Rubber P.L.C.	210,277	10,711,700	0.7%
* Balfour Beatty P.L.C.	4,677,048	12,925,786	0.9%
Bodycote P.L.C.	1,288,277	10,863,830	0.7%
Diploma P.L.C.	775,767	22,338,566	1.5%
Electrocomponents P.L.C.	2,625,523	23,051,598	1.6%
* G4S P.L.C.	9,287,044	24,489,186	1.7%
* Grafton Group P.L.C.	1,582,491	13,757,361	0.9%
* Hays P.L.C.	9,080,700	12,539,176	0.9%
* Howden Joinery Group P.L.C.	1,721,333	14,211,059	1.0%
IMI P.L.C.	1,740,984	23,344,076	1.6%

THE UNITED KINGDOM SMALL COMPANY SERIES

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
INDUSTRIALS — (Continued)
QinetiQ Group P.L.C.	3,957,841	$12,122,109	0.8%
Rotork P.L.C.	5,397,898	19,667,000	1.3%
Royal Mail P.L.C.	5,277,907	15,535,071	1.1%
Signature Aviation P.L.C.	5,602,723	17,156,548	1.2%
* Travis Perkins P.L.C.	1,545,039	21,219,992	1.4%
Ultra Electronics Holdings P.L.C.	588,864	14,367,628	1.0%
* Weir Group P.L.C (The)	852,580	15,839,014	1.1%
Other Securities		162,848,813	10.9%

TOTAL INDUSTRIALS		446,988,513	30.3%

INFORMATION TECHNOLOGY — (7.9%)
Computacenter P.L.C.	542,204	16,015,027	1.1%
* Renishaw P.L.C.	149,386	10,838,164	0.7%
Softcat P.L.C.	810,023	11,808,219	0.8%
Spectris P.L.C.	668,518	21,456,266	1.5%
Spirent Communications P.L.C.	4,124,361	15,483,840	1.0%
Other Securities		42,857,076	2.9%

TOTAL INFORMATION TECHNOLOGY		118,458,592	8.0%

MATERIALS — (7.1%)
Centamin P.L.C.	8,142,932	13,095,860	0.9%
# KAZ Minerals P.L.C.	1,557,504	12,707,831	0.9%
* Marshalls P.L.C.	1,446,763	12,534,531	0.8%
Synthomer P.L.C.	2,272,816	11,106,463	0.8%
Victrex P.L.C.	601,744	14,378,852	1.0%
Other Securities		42,534,863	2.8%

TOTAL MATERIALS		106,358,400	7.2%

REAL ESTATE — (4.2%)
Grainger P.L.C.	4,445,647	16,105,781	1.1%
* IWG P.L.C.	4,189,134	13,741,153	0.9%
St. Modwen Properties P.L.C.	2,715,246	11,661,984	0.8%
Other Securities		21,024,004	1.4%

TOTAL REAL ESTATE		62,532,922	4.2%

UTILITIES — (1.5%)
Other Securities		21,934,035	1.5%

TOTAL COMMON STOCKS		1,469,846,300	99.6%

PREFERRED STOCKS — (0.0%)

CONSUMER STAPLES — (0.0%)
Other Security		11,081	0.0%

TOTAL PREFERRED STOCKS		11,081	0.0%

TOTAL INVESTMENT SECURITIES (Cost $1,646,994,406)		1,469,857,381

THE UNITED KINGDOM SMALL COMPANY SERIES

CONTINUED

	Shares	Value†	Percentage of Net Assets‡
SECURITIES LENDING COLLATERAL — (2.1%)
@§ The DFA Short Term Investment Fund	2,700,372	$31,246,001	2.1%

TOTAL INVESTMENTS—(100.0%) (Cost $1,678,233,510)		$1,501,103,382	101.7%

Summary of the Series’ investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	—	$36,178,617	—	$36,178,617
Consumer Discretionary	—	282,384,465	—	282,384,465
Consumer Staples	—	96,964,421	—	96,964,421
Energy	—	27,319,053	—	27,319,053
Financials	—	216,209,327	—	216,209,327
Health Care	—	54,517,955	—	54,517,955
Industrials	—	446,988,513	—	446,988,513
Information Technology	—	118,458,592	—	118,458,592
Materials	—	106,358,400	—	106,358,400
Real Estate	—	62,532,922	—	62,532,922
Utilities	—	21,934,035	—	21,934,035
Preferred Stocks
Consumer Staples	—	11,081	—	11,081
Securities Lending Collateral	—	31,246,001	—	31,246,001

TOTAL	—	$1,501,103,382	—	$1,501,103,382

See accompanying Notes to Financial Statements.

THE CONTINENTAL SMALL COMPANY SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2020

		Shares	Value»	Percentage of Net Assets‡
	COMMON STOCKS — (92.5%)
	AUSTRIA — (3.1%)
	voestalpine AG	640,995	$17,824,068	0.4%
	Other Securities		133,545,143	2.9%

	TOTAL AUSTRIA		151,369,211	3.3%

	BELGIUM — (3.1%)
*	Ackermans & van Haaren NV	171,330	21,089,598	0.5%
	Other Securities		131,799,418	2.8%

	TOTAL BELGIUM		152,889,016	3.3%

	DENMARK — (5.8%)
	Pandora A.S.	469,106	37,213,911	0.8%
	Royal Unibrew A.S.	345,044	33,644,924	0.7%
	SimCorp A.S.	278,224	33,184,785	0.7%
	Topdanmark A.S.	464,847	18,203,120	0.4%
	Other Securities		161,749,400	3.6%

	TOTAL DENMARK		283,996,140	6.2%

	FINLAND — (6.5%)
	Huhtamaki Oyj	684,659	33,443,893	0.7%
	Metso Outotec Oyj	3,973,290	28,009,583	0.6%
#	Nokian Renkaat Oyj	542,115	16,658,068	0.4%
	Orion Oyj, Class B	515,971	22,083,355	0.5%
	Valmet Oyj	889,683	21,233,990	0.5%
	Other Securities		197,584,214	4.2%

	TOTAL FINLAND		319,013,103	6.9%

	FRANCE — (10.1%)
Ω	Euronext NV	256,149	26,670,617	0.6%
#*	Ingenico Group SA	410,246	58,983,247	1.3%
*	Rexel SA	2,168,743	22,833,968	0.5%
	Rubis SCA	510,543	16,786,552	0.4%
*	SOITEC	131,953	18,718,831	0.4%
	Other Securities		352,308,189	7.6%

	TOTAL FRANCE		496,301,404	10.8%

	GERMANY — (14.0%)
	Aurubis AG	296,684	18,979,902	0.4%
#*	CTS Eventim AG & Co. KGaA	411,788	18,253,469	0.4%
*	Dialog Semiconductor P.L.C.	601,965	22,949,251	0.5%
	GEA Group AG	847,030	28,209,232	0.6%
	Gerresheimer AG	254,880	25,621,653	0.6%
	Grand City Properties SA	803,479	18,237,829	0.4%
	Lanxess AG	597,294	30,293,412	0.7%
	Rheinmetall AG	313,337	22,899,837	0.5%
#	TAG Immobilien AG	954,559	28,130,494	0.6%
	Other Securities		475,069,955	10.3%

	TOTAL GERMANY		688,645,034	15.0%

THE CONTINENTAL SMALL COMPANY SERIES

CONTINUED

		Shares	Value»	Percentage of Net Assets‡
	IRELAND — (0.5%)
	Other Securities		$25,606,129	0.6%

	ISRAEL — (3.2%)
	Other Securities		157,034,907	3.4%

	ITALY — (7.9%)
#*	Banco BPM SpA	9,217,317	16,697,140	0.4%
	Italgas SpA	3,402,703	19,663,311	0.4%
	Prysmian SpA	614,980	16,735,081	0.4%
	Other Securities		334,298,213	7.2%

	TOTAL ITALY		387,393,745	8.4%

	NETHERLANDS — (6.6%)
	Aalberts NV	714,897	23,984,157	0.5%
#*	Altice Europe NV	3,929,414	19,319,574	0.4%
	ASR Nederland NV	873,857	26,517,609	0.6%
	BE Semiconductor Industries NV	529,783	21,346,926	0.5%
	Corbion NV	416,939	18,936,387	0.4%
	IMCD NV	357,089	41,329,836	0.9%
	SBM Offshore NV	1,312,499	21,210,222	0.5%
*Ω	Signify NV	780,137	27,691,217	0.6%
	Other Securities		121,329,142	2.6%

	TOTAL NETHERLANDS		321,665,070	7.0%

	NORWAY — (2.0%)
	Other Securities		100,529,778	2.2%

	PORTUGAL — (0.7%)
	Other Securities		32,924,492	0.7%

	SPAIN — (5.2%)
	Acciona SA	173,951	17,575,410	0.4%
	Viscofan SA	280,336	18,926,325	0.4%
	Other Securities		216,653,904	4.7%

	TOTAL SPAIN		253,155,639	5.5%

	SWEDEN — (8.6%)
	Other Securities		419,952,966	9.1%

	SWITZERLAND — (15.2%)
	Allreal Holding AG	113,917	24,127,535	0.5%
*	ams AG	1,516,165	32,463,632	0.7%
	Belimo Holding AG	3,028	22,518,341	0.5%
	Bucher Industries AG	54,197	20,894,138	0.5%
	Cembra Money Bank AG	187,433	20,824,503	0.5%
*	Flughafen Zurich AG	126,351	17,051,491	0.4%
	Georg Fischer AG	31,470	31,786,184	0.7%
	Helvetia Holding AG	218,900	17,164,641	0.4%
	PSP Swiss Property AG	326,804	39,519,077	0.9%
	Siegfried Holding AG	30,001	18,993,894	0.4%
*	Sunrise Communications Group AG	271,523	32,543,081	0.7%
Ω	VAT Group AG	205,035	38,467,620	0.8%

THE CONTINENTAL SMALL COMPANY SERIES

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
SWITZERLAND — (Continued)
Other Securities		$427,003,922	9.1%

TOTAL SWITZERLAND		743,358,059	16.1%

TOTAL COMMON STOCKS		4,533,834,693	98.5%

PREFERRED STOCKS — (0.9%)

GERMANY — (0.9%)
Other Securities		43,263,406	1.0%

RIGHTS/WARRANTS — (0.0%)

FRANCE — (0.0%)
Other Security		4,394	0.0%

SPAIN — (0.0%)
Other Security		560,562	0.0%

TOTAL RIGHTS/WARRANTS		564,956	0.0%

TOTAL INVESTMENT SECURITIES (Cost $4,362,167,478)		4,577,663,055

		Value†
SECURITIES LENDING COLLATERAL — (6.6%)
@§ The DFA Short Term Investment Fund	28,037,153	324,417,899	7.0%

TOTAL INVESTMENTS—(100.0%) (Cost $4,686,535,113)		$4,902,080,954	106.5%

Summary of the Series’ investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Austria	—	$151,369,211	—	$151,369,211
Belgium	—	152,889,016	—	152,889,016
Denmark	—	283,996,140	—	283,996,140
Finland	—	319,013,103	—	319,013,103
France	—	496,301,404	—	496,301,404
Germany	$10,245,361	678,399,673	—	688,645,034
Ireland	—	25,606,129	—	25,606,129
Israel	588,399	156,446,508	—	157,034,907
Italy	—	387,393,745	—	387,393,745
Netherlands	—	321,665,070	—	321,665,070
Norway	82,679	100,447,099	—	100,529,778
Portugal	—	32,924,492	—	32,924,492
Spain	—	253,155,639	—	253,155,639
Sweden	1,529,715	418,423,251	—	419,952,966
Switzerland	32,543,081	710,814,978	—	743,358,059

THE CONTINENTAL SMALL COMPANY SERIES

CONTINUED

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Preferred Stocks
Germany	—	$43,263,406	—	$43,263,406
Rights/Warrants
France	—	4,394	—	4,394
Spain	—	560,562	—	560,562
Securities Lending Collateral	—	324,417,899	—	324,417,899

TOTAL	$44,989,235	$4,857,091,719	—	$4,902,080,954

See accompanying Notes to Financial Statements.

THE CANADIAN SMALL COMPANY SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2020

		Shares	Value»	Percentage of Net Assets‡

COMMON STOCKS — (86.8%)
COMMUNICATION SERVICES — (1.1%)
	Other Securities		$12,808,291	1.3%

CONSUMER DISCRETIONARY — (5.5%)
*	Aritzia, Inc.	427,638	6,458,062	0.7%
#	BRP, Inc.	133,511	7,211,177	0.7%
#*	Great Canadian Gaming Corp.	428,062	7,309,473	0.8%
	Linamar Corp.	216,634	7,081,296	0.7%
	Other Securities		33,270,140	3.4%

TOTAL CONSUMER DISCRETIONARY			61,330,148	6.3%

CONSUMER STAPLES — (5.2%)
#	Jamieson Wellness, Inc.	275,646	7,973,727	0.8%
#	Maple Leaf Foods, Inc.	355,793	6,478,675	0.7%
#	North West Co., Inc. (The)	319,480	7,877,293	0.8%
#	Premium Brands Holdings Corp.	182,482	13,017,405	1.3%
	Primo Water Corp.	96,682	1,211,426	0.1%
	Primo Water Corp.	813,424	10,196,038	1.1%
	Other Securities		11,076,713	1.2%

TOTAL CONSUMER STAPLES			57,831,277	6.0%

ENERGY — (11.4%)
	ARC Resources, Ltd.	2,215,726	10,909,827	1.1%
#	Cameco Corp.	682,775	6,493,190	0.7%
#	Gibson Energy, Inc.	940,791	13,854,477	1.4%
*	Parex Resources, Inc.	786,291	7,654,578	0.8%
	Tourmaline Oil Corp.	1,090,347	14,125,489	1.5%
	Other Securities		73,459,246	7.5%

TOTAL ENERGY			126,496,807	13.0%

FINANCIALS — (9.1%)
#	Canadian Western Bank	456,902	8,402,086	0.9%
	CI Financial Corp.	672,201	7,835,534	0.8%
	ECN Capital Corp.	2,488,693	9,862,868	1.0%
#	Element Fleet Management Corp.	1,490,738	14,042,454	1.5%
	Genworth MI Canada, Inc.	234,684	7,785,809	0.8%
	iA Financial Corp., Inc.	234,884	8,183,829	0.8%
#	Laurentian Bank of Canada	412,090	8,106,942	0.8%
	Other Securities		37,425,337	3.9%

TOTAL FINANCIALS			101,644,859	10.5%

HEALTH CARE — (0.9%)
	Other Securities		10,336,878	1.1%

INDUSTRIALS — (11.4%)
#	Finning International, Inc.	885,513	13,465,806	1.4%
#	Morneau Shepell, Inc.	401,948	8,034,133	0.8%
#	Richelieu Hardware, Ltd.	361,973	9,731,947	1.0%
#	Stantec, Inc.	507,094	14,562,348	1.5%
#	TFI International, Inc.	481,820	21,452,798	2.2%

THE CANADIAN SMALL COMPANY SERIES

CONTINUED

		Shares	Value»	Percentage of Net Assets‡
INDUSTRIALS — (Continued)
	Other Securities		$59,373,391	6.1%

TOTAL INDUSTRIALS			126,620,423	13.0%

INFORMATION TECHNOLOGY — (5.4%)
#*	BlackBerry, Ltd.	977,994	4,389,705	0.5%
#*	BlackBerry, Ltd.	1,540,551	6,917,074	0.7%
	Enghouse Systems, Ltd.	263,395	13,069,912	1.3%
#*	Kinaxis, Inc.	141,544	21,607,160	2.2%
	Other Securities		13,953,819	1.5%

TOTAL INFORMATION TECHNOLOGY			59,937,670	6.2%

MATERIALS — (25.8%)
#	Alamos Gold, Inc., Class A	2,003,290	18,299,207	1.9%
	Centerra Gold, Inc.	1,270,606	11,100,996	1.1%
*	Eldorado Gold Corp.	664,263	8,326,345	0.9%
*	Eldorado Gold Corp.	74,100	928,473	0.1%
#*	Endeavour Mining Corp.	675,295	16,564,312	1.7%
*	IAMGOLD Corp.	2,197,656	8,049,659	0.8%
*	IAMGOLD Corp.	599,837	2,201,402	0.2%
#*	Ivanhoe Mines, Ltd., Class A	2,965,148	11,662,070	1.2%
*	New Gold, Inc.	3,469,405	7,030,994	0.7%
	Pan American Silver Corp.	274,369	8,719,342	0.9%
#*	Pretium Resources, Inc.	293,903	3,579,739	0.4%
#*	Pretium Resources, Inc.	455,178	5,551,785	0.6%
#*	SSR Mining, Inc.	1,130,996	20,933,991	2.2%
	Stella-Jones, Inc.	207,304	6,746,755	0.7%
*	Teranga Gold Corp.	618,863	6,438,069	0.7%
#	West Fraser Timber Co., Ltd.	221,992	10,295,643	1.1%
	Yamana Gold, Inc.	3,304,447	18,378,708	1.9%
	Other Securities		122,108,748	12.4%

TOTAL MATERIALS			286,916,238	29.5%

REAL ESTATE — (3.7%)
#	Altus Group, Ltd.	261,893	10,715,145	1.1%
#	Colliers International Group, Inc.	165,544	11,724,635	1.2%
	Colliers International Group, Inc.	4,163	295,073	0.0%
	Other Securities		18,263,649	1.9%

TOTAL REAL ESTATE			40,998,502	4.2%

UTILITIES — (7.3%)
#	Boralex, Inc., Class A	549,954	15,995,435	1.6%
#	Capital Power Corp.	771,649	17,004,890	1.8%
#	Innergex Renewable Energy, Inc.	800,557	14,433,219	1.5%
#	Superior Plus Corp.	781,510	6,951,057	0.7%
	TransAlta Corp.	1,784,708	10,582,596	1.1%
	TransAlta Corp.	16,789	99,559	0.0%
#	TransAlta Renewables, Inc.	614,934	7,708,022	0.8%
	Other Securities		8,651,855	0.9%

TOTAL UTILITIES			81,426,633	8.4%

TOTAL COMMON STOCKS			966,347,726	99.5%

THE CANADIAN SMALL COMPANY SERIES

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
RIGHTS/WARRANTS — (0.1%)
MATERIALS — (0.1%)
Other Security		$1,351,019	0.1%

TOTAL RIGHTS/WARRANTS		1,351,019	0.1%

TOTAL INVESTMENT SECURITIES (Cost $979,047,177)		967,698,745

		Value†

SECURITIES LENDING COLLATERAL — (13.1%)
@§ The DFA Short Term Investment Fund	12,646,413	146,331,640	15.1%

TOTAL INVESTMENTS—(100.0%) (Cost $1,125,355,991)		$1,114,030,385	114.7%

Summary of the Series’ investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$12,808,291	—	—	$12,808,291
Consumer Discretionary	60,698,059	$632,089	—	61,330,148
Consumer Staple	57,831,277	—	—	57,831,277
Energy	126,496,807	—	—	126,496,807
Financials	101,644,859	—	—	101,644,859
Health Care	10,336,878	—	—	10,336,878
Industrials	126,620,423	—	—	126,620,423
Information Technology	59,937,670	—	—	59,937,670
Materials	286,883,757	32,481	—	286,916,238
Real Estate	40,998,502	—	—	40,998,502
Utilities	81,426,633	—	—	81,426,633
Rights/Warrants
Materials	—	1,351,019	—	1,351,019
Securities Lending Collateral	—	146,331,640	—	146,331,640

TOTAL	$965,683,156	$148,347,229	—	$1,114,030,385

See accompanying Notes to Financial Statements.

THE EMERGING MARKETS SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2020

		Shares	Value»	Percentage of Net Assets‡
	COMMON STOCKS — (97.8%)
	BRAZIL — (3.5%)
	Vale SA	3,260,013	$34,401,443	0.6%
	Other Securities		167,323,796	2.9%

	TOTAL BRAZIL		201,725,239	3.5%

	CHILE — (0.6%)
	Other Securities		34,802,860	0.6%

	CHINA — (37.9%)
*	Alibaba Group Holding Ltd.	531,400	20,136,789	0.4%
*	Alibaba Group Holding, Ltd., Sponsored ADR	929,746	283,284,309	5.0%
*	Baidu, Inc., Sponsored ADR	256,028	34,064,525	0.6%
	BYD Co., Ltd., Class H	1,095,886	22,153,115	0.4%
	China Construction Bank Corp., Class H	90,026,590	62,038,499	1.1%
	China Mengniu Dairy Co., Ltd.	3,900,000	18,385,826	0.3%
	China Merchants Bank Co., Ltd., Class H	3,814,554	19,869,756	0.4%
	China Mobile, Ltd., Sponsored ADR	985,751	30,292,128	0.5%
	China Overseas Land & Investment, Ltd.	8,252,500	20,728,548	0.4%
	China Pacific Insurance Group Co., Ltd., Class H	4,718,600	14,766,684	0.3%
	China Resources Land, Ltd.	5,456,666	22,315,938	0.4%
	CNOOC, Ltd.	21,810,000	19,955,184	0.4%
	Country Garden Holdings Co., Ltd.	14,905,519	18,421,149	0.3%
	CSPC Pharmaceutical Group, Ltd.	15,713,200	16,686,241	0.3%
	Geely Automobile Holdings, Ltd.	10,164,000	20,885,552	0.4%
	Industrial & Commercial Bank of China, Ltd., Class H	53,639,185	30,459,764	0.5%
*	JD.com, Inc., ADR	375,265	30,591,603	0.5%
	Li Ning Co., Ltd.	2,852,000	14,864,451	0.3%
Ω	Longfor Group Holdings, Ltd.	3,028,500	16,593,483	0.3%
*	Meituan Dianping, Class B	1,349,300	50,300,768	0.9%
	NetEase, Inc., ADR	334,090	28,995,671	0.5%
*	New Oriental Education & Technology Group, Inc., Sponsored ADR	93,806	15,044,606	0.3%
	Ping An Insurance Group Co. of China, Ltd., Class H	5,805,000	60,021,804	1.1%
	Sino Biopharmaceutical, Ltd.	20,119,500	20,380,930	0.4%
#	Sunac China Holdings, Ltd.	5,686,000	21,073,171	0.4%
	Sunny Optical Technology Group Co., Ltd.	983,200	16,324,179	0.3%
	Tencent Holdings, Ltd.	4,259,000	325,411,486	5.7%
*	Vipshop Holdings, Ltd., ADR	978,073	20,930,762	0.4%
	Yum China Holdings, Inc.	495,373	26,368,705	0.5%
	Other Securities		884,618,737	14.9%

	TOTAL CHINA		2,185,964,363	38.2%

	COLOMBIA — (0.2%)
	Other Securities		12,542,296	0.2%

	CZECH REPUBLIC — (0.1%)
	Other Securities		4,863,295	0.1%

	EGYPT — (0.1%)
	Other Securities		4,967,481	0.1%

	GREECE — (0.2%)
	Other Securities		11,392,080	0.2%

THE EMERGING MARKETS SERIES

CONTINUED

	Shares	Value»	Percentage of Net Assets‡

HONG KONG — (0.3%)
Shenzhou International Group Holdings, Ltd.	1,090,300	$18,970,528	0.3%

HUNGARY — (0.3%)
Other Securities		16,303,330	0.3%

INDIA — (10.2%)
* HDFC Bank, Ltd.	2,413,140	38,500,245	0.7%
Hindustan Unilever, Ltd.	707,479	19,816,710	0.4%
Housing Development Finance Corp., Ltd.	751,775	19,477,620	0.4%
Infosys, Ltd.	2,138,472	30,632,413	0.5%
Infosys, Ltd., Sponsored ADR	1,345,607	19,201,812	0.3%
Reliance Industries, Ltd.	2,124,250	59,176,691	1.0%
Tata Consultancy Services, Ltd.	789,149	28,427,406	0.5%
Other Securities		372,127,710	6.5%

TOTAL INDIA		587,360,607	10.3%

INDONESIA — (1.6%)
Other Securities		93,889,203	1.7%

MALAYSIA — (2.0%)
Other Securities		114,863,184	2.0%

MEXICO — (2.3%)
# America Movil S.A.B. de C.V.	30,206,745	18,356,313	0.3%
* Grupo Financiero Banorte S.A.B. de C.V., Class O	3,719,595	16,588,817	0.3%
Other Securities		97,357,142	1.7%

TOTAL MEXICO		132,302,272	2.3%

PERU — (0.1%)
Other Securities		7,481,034	0.1%

PHILIPPINES — (0.9%)
Other Securities		52,952,150	0.9%

POLAND — (0.6%)
Other Securities		34,538,730	0.6%

QATAR — (0.2%)
Other Securities		12,874,411	0.2%

RUSSIA — (1.1%)
Other Securities		59,468,156	1.0%

SAUDI ARABIA — (1.7%)
Other Securities		99,441,875	1.7%

SOUTH AFRICA — (4.2%)
Gold Fields, Ltd., Sponsored ADR	2,253,137	24,626,787	0.4%
Naspers, Ltd., Class N	149,803	29,245,654	0.5%
Other Securities		186,680,460	3.3%

TOTAL SOUTH AFRICA		240,552,901	4.2%

SOUTH KOREA — (13.5%)
Kia Motors Corp.	342,300	15,351,859	0.3%

THE EMERGING MARKETS SERIES

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
SOUTH KOREA — (Continued)
LG Electronics, Inc.	320,927	$23,857,535	0.4%
Samsung Electronics Co., Ltd.	4,886,904	245,643,203	4.3%
Samsung Electronics Co., Ltd., GDR	15,174	19,143,068	0.3%
SK Hynix, Inc.	649,088	46,048,152	0.8%
Other Securities		426,339,230	7.5%

TOTAL SOUTH KOREA		776,383,047	13.6%

TAIWAN — (13.8%)
E.Sun Financial Holding Co., Ltd.	17,382,049	14,778,493	0.3%
Hon Hai Precision Industry Co., Ltd.	6,081,322	16,493,336	0.3%
Taiwan Semiconductor Manufacturing Co., Ltd.	18,986,808	287,264,205	5.0%
Other Securities		475,431,205	8.3%

TOTAL TAIWAN		793,967,239	13.9%

THAILAND — (1.8%)
Other Securities		102,358,960	1.8%

TURKEY — (0.4%)
Other Securities		23,041,102	0.4%

UNITED ARAB EMIRATES — (0.2%)
Other Securities		10,706,415	0.2%

TOTAL COMMON STOCKS		5,633,712,758	98.4%

PREFERRED STOCKS — (0.7%)

BRAZIL — (0.7%)
Other Securities		39,615,119	0.7%

CHILE — (0.0%)
Other Security		898,604	0.0%

COLOMBIA — (0.0%)
Other Securities		2,129,608	0.1%

SOUTH KOREA — (0.0%)
Other Security		34,939	0.0%

TOTAL PREFERRED STOCKS		42,678,270	0.8%

RIGHTS/WARRANTS — (0.0%)

SOUTH KOREA — (0.0%)
Other Securities		542,505	0.0%

THAILAND — (0.0%)
Other Security		19,192	0.0%

TOTAL RIGHTS/WARRANTS		561,697	0.0%

TOTAL INVESTMENT SECURITIES (Cost $3,825,169,035)		5,676,952,725

THE EMERGING MARKETS SERIES

CONTINUED

	Shares	Value†	Percentage of Net Assets‡

SECURITIES LENDING COLLATERAL — (1.5%)
@§ The DFA Short Term Investment Fund	7,504,709	$86,836,989	1.5%

TOTAL INVESTMENTS—(100.0%) (Cost $3,911,982,853)		$5,763,789,714	100.7%

As of October 31, 2020, The Emerging Markets Series had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
E-Mini MSCI Emerging Markets Index	650	12/18/20	$35,489,791	$35,811,750	$321,959
S&P 500® Emini Index	25	12/18/20	4,365,618	4,080,875	(284,743)

Total Futures Contracts			$39,855,409	$39,892,625	$37,216

Summary of the Series’ investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Brazil	$201,725,239	—	—	$201,725,239
Chile	18,460,290	$16,342,570	—	34,802,860
China	565,124,620	1,620,839,743	—	2,185,964,363
Colombia	12,542,296	—	—	12,542,296
Czech Republic	—	4,863,295	—	4,863,295
Egypt	2,976	4,964,505	—	4,967,481
Greece	16,925	11,375,155	—	11,392,080
Hong Kong	—	18,970,528	—	18,970,528
Hungary	—	16,303,330	—	16,303,330
India	37,978,024	549,382,583	—	587,360,607
Indonesia	1,480,028	92,409,175	—	93,889,203
Malaysia	—	114,863,184	—	114,863,184
Mexico	132,302,272	—	—	132,302,272
Peru	7,481,034	—	—	7,481,034
Philippines	2,416,364	50,535,786	—	52,952,150
Poland	—	34,538,730	—	34,538,730
Qatar	—	12,874,411	—	12,874,411
Russia	11,010,692	48,457,464	—	59,468,156
Saudi Arabia	—	99,441,875	—	99,441,875
South Africa	44,310,917	196,241,984	—	240,552,901
South Korea	11,623,692	764,759,355	—	776,383,047
Taiwan	6,455,067	787,512,172	—	793,967,239
Thailand	102,358,960	—	—	102,358,960
Turkey	—	23,041,102	—	23,041,102
United Arab Emirates	—	10,706,415	—	10,706,415
Preferred Stocks
Brazil	39,615,119	—	—	39,615,119
Chile	—	898,604	—	898,604
Colombia	2,129,608	—	—	2,129,608
South Korea	—	34,939	—	34,939

THE EMERGING MARKETS SERIES

CONTINUED

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Rights/Warrants
South Korea	—	$542,505	—	$542,505
Thailand	—	19,192	—	19,192
Securities Lending Collateral	—	86,836,989	—	86,836,989
Futures Contracts**	$37,216	—	—	37,216

TOTAL	$1,197,071,339	$4,566,755,591	—	$5,763,826,930

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

THE EMERGING MARKETS SMALL CAP SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2020

		Shares	Value»	Percentage of Net Assets‡
COMMON STOCKS — (96.8%)
BRAZIL — (4.1%)
	Cia Siderurgica Nacional SA	2,655,451	$9,505,653	0.2%
	Transmissora Alianca de Energia Eletrica SA	1,819,323	8,925,477	0.2%
*	Via Varejo SA	3,476,519	10,396,930	0.2%
	Other Securities		174,253,501	3.5%

TOTAL BRAZIL			203,081,561	4.1%

CHILE — (0.9%)
	Other Securities		46,095,554	0.9%

CHINA — (25.7%)
*	51job, Inc., ADR	134,562	9,432,796	0.2%
	AAC Technologies Holdings, Inc.	1,838,000	9,661,225	0.2%
Ω	A-Living Services Co., Ltd., Class H	2,091,000	8,805,784	0.2%
	AviChina Industry & Technology Co., Ltd., Class H	15,708,000	8,103,387	0.2%
#*	Baozun, Inc., Sponsored ADR	283,293	10,365,691	0.2%
	China Communications Services Corp., Ltd., Class H	15,760,000	9,182,659	0.2%
	China Everbright, Ltd.	6,592,000	8,721,824	0.2%
	China Lesso Group Holdings, Ltd.	7,027,000	11,392,353	0.3%
	China Longyuan Power Group Corp., Ltd., Class H	13,255,000	9,085,111	0.2%
	China Medical System Holdings, Ltd.	8,971,500	9,434,232	0.2%
	China Meidong Auto Holdings, Ltd.	2,816,000	11,531,433	0.3%
	China Taiping Insurance Holdings Co., Ltd.	5,606,600	8,466,786	0.2%
#	Chinasoft International, Ltd.	13,960,000	10,134,099	0.2%
	Far East Horizon, Ltd.	13,190,000	13,009,803	0.3%
	Greentown China Holdings, Ltd.	5,068,148	8,236,836	0.2%
	Greentown Service Group Co., Ltd.	7,644,000	8,391,637	0.2%
	Haitian International Holdings, Ltd.	4,178,000	10,355,412	0.2%
	Hopson Development Holdings, Ltd.	4,368,000	11,174,533	0.2%
#*Ω	Hua Hong Semiconductor, Ltd.	2,940,000	10,831,253	0.2%
#*	JinkoSolar Holding Co., Ltd., ADR	245,329	14,302,681	0.3%
	JOYY, Inc., ADR	129,276	11,813,241	0.3%
	Kingboard Holdings, Ltd.	4,656,921	15,773,212	0.3%
	Kingboard Laminates Holdings, Ltd.	7,133,000	11,400,647	0.3%
	KWG Group Holdings, Ltd.	7,630,450	10,118,660	0.2%
	Minth Group, Ltd.	4,765,000	19,717,546	0.4%
	Nine Dragons Paper Holdings, Ltd.	10,794,000	14,397,393	0.3%
	Shenzhen International Holdings, Ltd.	7,166,552	11,159,477	0.2%
*	SINA Corp.	269,727	11,557,802	0.3%
Ω	Yadea Group Holdings, Ltd.	6,576,000	9,415,748	0.2%
	Yuexiu Property Co., Ltd.	49,556,284	9,621,398	0.2%
	Other Securities		953,354,290	19.0%

TOTAL CHINA			1,278,948,949	26.1%

COLOMBIA — (0.2%)
	Other Securities		7,789,489	0.2%

GREECE — (0.4%)
	Other Securities		19,440,598	0.4%

HONG KONG — (0.3%)
	Other Securities		15,768,756	0.3%

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
HUNGARY — (0.1%)
Other Securities		$4,787,201	0.1%

INDIA — (11.9%)
* Adani Green Energy, Ltd.	797,969	9,216,821	0.2%
Apollo Hospitals Enterprise, Ltd.	394,040	11,280,248	0.2%
* Crompton Greaves Consumer Electricals, Ltd.	2,653,591	10,680,053	0.2%
Ipca Laboratories, Ltd.	297,184	9,360,780	0.2%
Jubilant Foodworks, Ltd.	334,741	9,840,938	0.2%
Mphasis, Ltd.	542,471	10,152,916	0.2%
PI Industries, Ltd.	382,902	11,353,576	0.2%
Tata Consumer Products, Ltd.	2,082,187	13,867,642	0.3%
Other Securities		505,418,376	10.4%

TOTAL INDIA		591,171,350	12.1%

INDONESIA — (1.7%)
Other Securities		83,714,683	1.7%

MALAYSIA — (2.2%)
Other Securities		107,591,478	2.2%

MEXICO — (2.5%)
#* Grupo Aeroportuario del Centro Norte S.A.B. de C.V.	1,882,745	8,503,263	0.2%
Megacable Holdings S.A.B. de C.V.	2,955,539	9,363,422	0.2%
Other Securities		105,017,997	2.1%

TOTAL MEXICO		122,884,682	2.5%

PHILIPPINES — (1.1%)
Other Securities		55,570,858	1.1%

POLAND — (0.9%)
Other Securities		45,068,775	0.9%

QATAR — (0.4%)
Other Securities		18,794,492	0.4%

RUSSIA — (0.3%)
Other Securities		16,905,276	0.3%

SAUDI ARABIA — (1.1%)
Other Securities		55,924,923	1.1%

SOUTH AFRICA — (3.8%)
Gold Fields, Ltd., Sponsored ADR	1,266,996	13,848,266	0.3%
#* Harmony Gold Mining Co., Ltd., Sponsored ADR	1,937,941	9,515,290	0.2%
# Impala Platinum Holdings, Ltd.	1,297,780	11,550,658	0.2%
* Northam Platinum, Ltd.	1,057,434	10,159,750	0.2%
Sibanye Stillwater, Ltd.	3,593,907	10,597,423	0.2%
SPAR Group, Ltd. (The)	830,715	8,806,484	0.2%
Other Securities		122,568,067	2.5%

TOTAL SOUTH AFRICA		187,045,938	3.8%

SOUTH KOREA — (15.1%)
Seegene, Inc.	65,372	14,970,889	0.3%

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
SOUTH KOREA — (Continued)
Other Securities		$734,033,610	15.0%

TOTAL SOUTH KOREA		749,004,499	15.3%

TAIWAN — (19.7%)
Other Securities		980,232,112	20.0%

THAILAND — (3.0%)
Other Securities		150,837,256	3.1%

TURKEY — (1.2%)
Other Securities		60,971,820	1.2%

UNITED ARAB EMIRATES — (0.2%)
Other Securities		9,004,400	0.2%

UNITED STATES — (0.0%)
Other Security		23,524	0.0%

TOTAL COMMON STOCKS		4,810,658,174	98.0%

PREFERRED STOCKS — (0.7%)

BRAZIL — (0.7%)
Other Securities		35,939,297	0.8%

CHILE — (0.0%)
Other Security		799,564	0.0%

COLOMBIA — (0.0%)
Other Security		19,862	0.0%

TOTAL PREFERRED STOCKS		36,758,723	0.8%

RIGHTS/WARRANTS — (0.0%)

BRAZIL — (0.0%)
Other Securities		15,562	0.0%

MALAYSIA — (0.0%)
Other Securities		230,564	0.0%

SOUTH KOREA — (0.0%)
Other Security		1,824	0.0%

TAIWAN — (0.0%)
Other Securities		58,128	0.0%

THAILAND — (0.0%)
Other Securities		56,475	0.0%

TOTAL RIGHTS/WARRANTS		362,553	0.0%

TOTAL INVESTMENT SECURITIES (Cost $4,637,948,288)		4,847,779,450

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Shares	Value†	Percentage of Net Assets‡

SECURITIES LENDING COLLATERAL — (2.5%)
@§ The DFA Short Term Investment Fund	10,596,378	$122,610,691	2.5%

TOTAL INVESTMENTS—(100.0%) (Cost $4,760,537,239)		$4,970,390,141	101.3%

As of October 31, 2020, The Emerging Markets Small Cap Series had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
E-Mini MSCI Emerging Markets Index	282	12/18/20	$15,350,175	$15,536,790	$186,615
S&P 500® Emini Index	53	12/18/20	8,592,769	8,651,455	58,686

Total Futures Contracts			$23,942,944	$24,188,245	$245,301

Summary of the Series’ investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Brazil	$203,081,561	—	—	$203,081,561
Chile	92,526	$46,003,028	—	46,095,554
China	101,370,733	1,177,578,216	—	1,278,948,949
Colombia	7,789,489	—	—	7,789,489
Greece	—	19,440,598	—	19,440,598
Hong Kong	4,820,053	10,948,703	—	15,768,756
Hungary	—	4,787,201	—	4,787,201
India	1,522,030	589,649,320	—	591,171,350
Indonesia	838,960	82,875,723	—	83,714,683
Malaysia	—	107,591,478	—	107,591,478
Mexico	122,868,785	15,897	—	122,884,682
Philippines	—	55,570,858	—	55,570,858
Poland	—	45,068,775	—	45,068,775
Qatar	—	18,794,492	—	18,794,492
Russia	16,905,276	—	—	16,905,276
Saudi Arabia	638,560	55,286,363	—	55,924,923
South Africa	23,596,920	163,449,018	—	187,045,938
South Korea	5,519,634	743,484,865	—	749,004,499
Taiwan	69,564	980,162,548	—	980,232,112
Thailand	150,837,256	—	—	150,837,256
Turkey	—	60,971,820	—	60,971,820
United Arab Emirates	—	9,004,400	—	9,004,400
United States	—	23,524	—	23,524
Preferred Stocks
Brazil	35,939,297	—	—	35,939,297
Chile	—	799,564	—	799,564
Colombia	19,862	—	—	19,862
Rights/Warrants
Brazil	—	15,562	—	15,562
Malaysia	—	230,564	—	230,564

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
South Korea	—	$1,824	—	$1,824
Taiwan	—	58,128	—	58,128
Thailand	—	56,475	—	56,475
Securities Lending Collateral	—	122,610,691	—	122,610,691
Futures Contracts**	$245,301	—	—	245,301

TOTAL	$676,155,807	$4,294,479,635	—	$4,970,635,442

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2020

(Amounts in thousands)

	The DFA International Value Series*	The Japanese Small Company Series*	The Asia Pacific Small Company Series*	The United Kingdom Small Company Series*
ASSETS:
Investment Securities at Value (including $255,131, $123,065, $117,829 and $29,285 of securities on loan, respectively)	$9,327,415	$2,919,304	$1,517,150	$1,469,857
Collateral from Securities on Loan Invested in Affiliate at Value (including cost of $263,894, $57,829, $42,042 and $31,239, respectively)	264,011	57,849	42,048	31,246
Segregated Cash for Futures Contracts	6,312	—	—	—
Foreign Currencies at Value	78,986	903	5,766	47
Cash	3,081	1,309	201	608
Receivables:
Investment Securities Sold	15,422	2,619	2,354	2,741
Dividends, Interest and Tax Reclaims	59,766	19,483	3,861	2,834
Securities Lending Income	100	261	281	28
Unrealized Gain on Foreign Currency Contracts	18	5	1	1
Prepaid Expenses and Other Assets	1	—	—	1

Total Assets	9,755,112	3,001,733	1,571,662	1,507,363

LIABILITIES:
Payables:
Upon Return of Securities Loaned	263,837	57,878	42,044	31,244
Investment Securities Purchased	5,880	—	2,257	—
Due to Advisor	1,689	259	134	131
Futures Margin Variation	989	—	—	—
Unrealized Loss on Foreign Currency Contracts	5	—	—	—
Accrued Expenses and Other Liabilities	1,162	443	213	206

Total Liabilities	273,562	58,580	44,648	31,581

NET ASSETS	$9,481,550	$2,943,153	$1,527,014	$1,475,782

Investment Securities at Cost	$11,119,511	$2,621,667	$1,623,607	$1,646,994

Foreign Currencies at Cost	$79,598	$905	$5,771	$47

*	See Note J in the Notes to Financial Statements for additional information about securities lending collateral.

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2020

(Amounts in thousands)

	The Continental Small Company Series*	The Canadian Small Company Series*	The Emerging Markets Series*	The Emerging Markets Small Cap Series*
ASSETS:
Investment Securities at Value (including $311,792, $168,651, $143,862 and $408,590 of securities on loan, respectively)	$4,577,663	$967,699	$5,676,953	$4,847,779
Collateral from Securities on Loan Invested in Affiliate at Value (including cost of $324,368, $146,309, $86,814 and $122,589, respectively)	324,418	146,332	86,837	122,611
Segregated Cash for Futures Contracts	—	—	3,400	1,981
Foreign Currencies at Value	—	1,204	21,390	27,927
Cash	1,156	2	13,853	729
Receivables:
Investment Securities Sold	6,885	1,592	23,006	28,920
Dividends, Interest and Tax Reclaims	16,682	383	5,438	4,757
Securities Lending Income	914	197	188	1,347
Futures Margin Variation	—	—	—	408
Unrealized Gain on Foreign Currency Contracts	13	—	11	40

Total Assets	4,927,731	1,117,409	5,831,076	5,036,499

LIABILITIES:
Payables:
Due to Custodian	253	—	—	—
Upon Return of Securities Loaned	324,448	146,315	86,841	122,565
Investment Securities Purchased	104	—	5,592	5,049
Due to Advisor	420	86	496	858
Futures Margin Variation	—	—	495	—
Unrealized Loss on Foreign Currency Contracts	—	—	3	—
Deferred Taxes Payable	—	—	12,536	—
Accrued Expenses and Other Liabilities	561	125	788	1,073

Total Liabilities	325,786	146,526	106,751	129,545

NET ASSETS	$4,601,945	$970,883	$5,724,325	$4,906,954

Investment Securities at Cost	$4,362,167	$979,047	$3,825,169	$4,637,948

Foreign Currencies at Cost	$(249)	$1,203	$20,836	$27,823

*	See Note J in the Notes to Financial Statements for additional information about securities lending collateral.

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2020

(Amounts in thousands)

	The DFA International Value Series#	The Japanese Small Company Series#	The Asia Pacific Small Company Series#	The United Kingdom Small Company Series#
Investment Income
Dividends (Net of Foreign Taxes Withheld of $33,423, $7,633, $703 and $419, respectively)	$314,389	$68,798	$60,440	$43,863
Income from Securities Lending	5,774	4,338	4,128	613

Total Investment Income	320,163	73,136	64,568	44,476

Expenses
Investment Management Fees	21,518	3,240	1,488	1,781
Accounting & Transfer Agent Fees	491	151	79	89
Custodian Fees	610	465	208	65
Shareholders’ Reports	44	31	29	29
Directors’/Trustees’ Fees & Expenses	87	29	12	13
Professional Fees	215	57	28	34
Other	428	138	58	73

Total Expenses	23,393	4,111	1,902	2,084

Fees Paid Indirectly (Note C)	815	55	33	15

Net Expenses	22,578	4,056	1,869	2,069

Net Investment Income (Loss)	297,585	69,080	62,699	42,407

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold**	(566,996)	(64,936)	(77,003)	(34,350)
Affiliated Investment Companies Shares Sold	72	(9)	(11)	(1)
Futures	40,717	—	608	(394)
Foreign Currency Transactions	3,123	228	(267)	(444)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(2,004,930)	(116,647)	(1,299)	(329,338)
Affiliated Investment Companies Shares	85	9	1	4
Futures	(3,281)	—	—	—
Translation of Foreign Currency-Denominated Amounts	1,379	182	1	(381)

Net Realized and Unrealized Gain (Loss)	(2,529,831)	(181,173)	(77,970)	(364,904)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(2,232,246)	$(112,093)	$(15,271)	$(322,497)

**	Net of foreign capital gain taxes withheld of $0, $0, $0 and $0, respectively.
#	Portion of income is from investment in affiliated fund.

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2020

(Amounts in thousands)

	The Continental Small Company Series#	The Canadian Small Company Series#	The Emerging Markets Series#	The Emerging Markets Small Cap Series#
Investment Income
Dividends (Net of Foreign Taxes Withheld of $14,486, $3,388, $19,423 and $15,959, respectively)	$103,850	$19,653	$142,518	$135,751
Income from Securities Lending	11,592	2,427	3,313	23,661

Total Investment Income	115,442	22,080	145,831	159,412

Expenses
Investment Management Fees	5,081	1,004	5,796	10,989
Accounting & Transfer Agent Fees	234	52	264	252
Custodian Fees	545	60	1,438	2,540
Shareholders’ Reports	35	28	37	37
Directors’/Trustees’ Fees & Expenses	39	8	50	43
Professional Fees	111	17	311	195
Other	208	35	556	477

Total Expenses	6,253	1,204	8,452	14,533

Fees Paid Indirectly (Note C)	87	6	456	276

Net Expenses	6,166	1,198	7,996	14,257

Net Investment Income (Loss)	109,276	20,882	137,835	145,155

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold**	92,887	(221,703)	52,822	(389,082)
Affiliated Investment Companies Shares Sold	(26)	(8)	(9)	(5)
Futures	(260)	—	20,410	16,698
Foreign Currency Transactions	1,299	(151)	(3,976)	(4,808)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(384,869)	206,814	21,823	127,570
Affiliated Investment Companies Shares	(9)	3	3	(2)
Futures	—	—	(366)	(512)
Translation of Foreign Currency-Denominated Amounts	825	(2)	(16)	(103)

Net Realized and Unrealized Gain (Loss)	(290,153)	(15,047)	90,691	(250,244)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(180,877)	$5,835	$228,526	$(105,089)

**	Net of foreign capital gain taxes withheld of $0, $0, $163 and $163, respectively.
#	Portion of income is from investment in affiliated fund.

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	The DFA International Value Series		The Japanese Small Company Series		The Asia Pacific Small Company Series
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$297,585	$472,464	$69,080	$81,603	$62,699	$68,215
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	(566,996)	(46,440)	(64,936)	63,546	(77,003)	28,597
Affiliated Investment Companies Shares Sold	72	14	(9)	—	(11)	3
Futures	40,717	3,070	—	—	608	(97)
Foreign Currency Transactions	3,123	928	228	893	(267)	(572)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(2,004,930)	(6,446)	(116,647)	2,479	(1,299)	(10,141)
Affiliated Investment Companies Shares	85	(10)	9	10	1	4
Futures	(3,281)	7,836	—	—	—	—
Translation of Foreign Currency-Denominated Amounts	1,379	652	182	9	1	16

Net Increase (Decrease) in Net Assets Resulting from Operations	(2,232,246)	432,068	(112,093)	148,540	(15,271)	86,025

Transactions in Interest:
Contributions	1,038,679	903,879	71,736	105,276	82,954	84,771
Withdrawals	(1,745,733)	(1,068,437)	(764,667)	(339,736)	(182,512)	(259,324)

Net Increase (Decrease) from Transactions in Interest	(707,054)	(164,558)	(692,931)	(234,460)	(99,558)	(174,553)

Total Increase (Decrease) in Net Assets	(2,939,300)	267,510	(805,024)	(85,920)	(114,829)	(88,528)
Net Assets
Beginning of Year	12,420,850	12,153,340	3,748,177	3,834,097	1,641,843	1,730,371

End of Year	$9,481,550	$12,420,850	$2,943,153	$3,748,177	$1,527,014	$1,641,843

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2020 of $0, $0 and $0, respectively.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2019 of $0, $0 and $0, respectively.

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	The United Kingdom Small Company Series		The Continental Small Company Series		The Canadian Small Company Series
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$42,407	$76,252	$109,276	$146,906	$20,882	$26,482
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	(34,350)	45,398	92,887	271,616	(221,703)	(81,417)
Affiliated Investment Companies Shares Sold	(1)	2	(26)	7	(8)	(6)
Futures	(394)	—	(260)	—	—	—
Foreign Currency Transactions	(444)	(1,016)	1,299	(101)	(151)	172
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(329,338)	105,943	(384,869)	20,336	206,814	60,948
Affiliated Investment Companies Shares	4	1	(9)	46	3	16
Translation of Foreign Currency-Denominated Amounts	(381)	552	825	63	(2)	6

Net Increase (Decrease) in Net Assets Resulting from Operations	(322,497)	227,132	(180,877)	438,873	5,835	6,201

Transactions in Interest:
Contributions	5,810	92,887	135,156	223,410	6,817	99,460
Withdrawals	(484,982)	(231,393)	(959,829)	(477,048)	(190,384)	(103,857)

Net Increase (Decrease) from Transactions in Interest	(479,172)	(138,506)	(824,673)	(253,638)	(183,567)	(4,397)

Total Increase (Decrease) in Net Assets	(801,669)	88,626	(1,005,550)	185,235	(177,732)	1,804
Net Assets
Beginning of Year	2,277,451	2,188,825	5,607,495	5,422,260	1,148,615	1,146,811

End of Year	$1,475,782	$2,277,451	$4,601,945	$5,607,495	$970,883	$1,148,615

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2020 of $0, $0 and $0, respectively.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2019 of $0, $0 and $0, respectively.

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	The Emerging Markets Series		The Emerging Markets Small Cap Series
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$137,835	$177,871	$145,155	$192,591
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	52,822	(58,802)	(389,082)	60,673
Affiliated Investment Companies Shares Sold	(9)	(6)	(5)	3
Futures	20,410	1,845	16,698	(614)
Foreign Currency Transactions	(3,976)	(438)	(4,808)	(2,493)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	21,823	502,945	127,570	564,555
Affiliated Investment Companies Shares	3	9	(2)	19
Futures	(366)	3,110	(512)	3,854
Translation of Foreign Currency-Denominated Amounts	(16)	21	(103)	42

Net Increase (Decrease) in Net Assets Resulting from Operations	228,526	626,555	(105,089)	818,630

Transactions in Interest:
Contributions	607,207	437,177	184,927	324,046
Withdrawals	(1,145,570)	(499,219)	(1,603,251)	(1,018,611)

Net Increase (Decrease) from Transactions in Interest	(538,363)	(62,042)	(1,418,324)	(694,565)

Total Increase (Decrease) in Net Assets	(309,837)	564,513	(1,523,413)	124,065
Net Assets
Beginning of Year	6,034,162	5,469,649	6,430,367	6,306,302

End of Year	$5,724,325	$6,034,162	$4,906,954	$6,430,367

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2020 of $163 and $163, respectively.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2019 of $0 and $0, respectively.

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

FINANCIAL HIGHLIGHTS

	The DFA International Value Series					The Japanese Small Company Series
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016

Total Return	(18.68%)	3.60%	(8.10%)	26.53%	(0.10%)	(1.93%)	4.47%	(7.46%)	27.10%	14.53%

Net Assets, End of Year (thousands)	$9,481,550	$12,420,850	$12,153,340	$12,732,150	$9,729,540	$2,943,153	$3,748,177	$3,834,097	$3,989,049	$3,132,594
Ratio of Expenses to Average Net Assets	0.21%	0.21%	0.22%	0.22%	0.22%	0.13%	0.12%	0.12%	0.13%	0.13%
Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly)	0.22%	0.22%	0.22%	0.22%	0.22%	0.13%	0.12%	0.12%	0.13%	0.13%
Ratio of Net Investment Income to Average Net Assets	2.77%	3.92%	3.21%	3.33%	3.72%	2.13%	2.32%	1.90%	1.90%	1.99%
Portfolio Turnover Rate	12%	16%	20%	17%	17%	5%	12%	17%	13%	10%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

FINANCIAL HIGHLIGHTS

	The Asia Pacific Small Company Series					The United Kingdom Small Company Series
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016

Total Return	0.14%	5.27%	(8.14%)	16.21%	16.69%	(14.87%)	10.67%	(8.90%)	29.87%	(15.82%)

Net Assets, End of Year (thousands)	$1,527,014	$1,641,843	$1,730,371	$1,815,705	$1,555,736	$1,475,782	$2,277,451	$2,188,825	$2,329,912	$1,683,465
Ratio of Expenses to Average Net Assets	0.13%	0.13%	0.13%	0.13%	0.13%	0.12%	0.11%	0.11%	0.12%	0.12%
Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly)	0.13%	0.13%	0.13%	0.13%	0.13%	0.12%	0.12%	0.11%	0.12%	0.12%
Ratio of Net Investment Income to Average Net Assets	4.21%	4.11%	3.96%	3.82%	4.00%	2.38%	3.43%	3.23%	3.40%	4.36%
Portfolio Turnover Rate	18%	18%	18%	14%	10%	9%	18%	14%	9%	15%
See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

FINANCIAL HIGHLIGHTS

	The Continental Small Company Series					The Canadian Small Company Series
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016

Total Return	(2.23%)	8.43%	(10.78%)	34.27%	6.10%	6.02%	1.00%	(10.44%)	12.10%	20.77%

Net Assets, End of Year (thousands)	$4,601,945	$5,607,495	$5,422,260	$5,751,059	$4,147,925	$970,883	$1,148,615	$1,146,811	$1,190,222	$933,264
Ratio of Expenses to Average Net Assets	0.12%	0.12%	0.12%	0.13%	0.13%	0.12%	0.12%	0.12%	0.12%	0.12%
Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly)	0.12%	0.13%	0.12%	0.13%	0.13%	0.12%	0.12%	0.12%	0.12%	0.12%
Ratio of Net Investment Income to Average Net Assets	2.15%	2.74%	2.51%	2.33%	2.49%	2.08%	2.37%	2.11%	2.14%	2.52%
Portfolio Turnover Rate	8%	17%	15%	13%	9%	18%	12%	14%	22%	8%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

FINANCIAL HIGHLIGHTS

	The Emerging Markets Series					The Emerging Markets Small Cap Series
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016

Total Return	2.67%	11.40%	(11.83%)	25.26%	11.44%	1.25%	13.47%	(16.06%)	21.55%	14.45%

Net Assets, End of Year (thousands)	$5,724,325	$6,034,162	$5,469,649	$6,723,207	$4,997,731	$4,906,954	$6,430,367	$6,306,302	$7,253,457	$5,515,647
Ratio of Expenses to Average Net Assets	0.13%	0.14%	0.14%	0.15%	0.15%	0.25%	0.24%	0.24%	0.27%	0.26%
Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly)	0.14%	0.15%	0.14%	0.15%	0.15%	0.26%	0.25%	0.24%	0.27%	0.26%
Ratio of Net Investment Income to Average Net Assets	2.38%	3.04%	2.40%	2.23%	2.45%	2.64%	2.90%	2.77%	2.78%	2.89%
Portfolio Turnover Rate	22%	9%	12%	8%	5%	18%	12%	12%	15%	18%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

NOTES TO FINANCIAL STATEMENTS

A. Organization:

The DFA Investment Trust Company (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, The Trust consists of eleven portfolios, eight of which, The DFA International Value Series, The Japanese Small Company Series, The Asia Pacific Small Company Series, The United Kingdom Small Company Series, The Continental Small Company Series, The Canadian Small Company Series, The Emerging Markets Series and The Emerging Markets Small Cap Series are included in this section of the report (collectively, the “Series”). The remaining operational portfolios are presented in separate reports. The Series are investment companies, and accordingly, follow the accounting and reporting guidance under the Financial Accounting Standards Board (“FASB”) Accounting Standards Certification (“ASC”), Topic 946, “Financial Services-Investment Companies.”

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Trust in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

1. Security Valuation: The Series use a fair value hierarchy, which prioritizes the inputs-to-valuation techniques used to measure fair value into three broad levels described below:

•	Level 1 – inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, and futures contracts)

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments)

Securities held by the Series, including over-the-counter securities, are valued at the last quoted sale price of the day. International equity securities are subject to a fair value factor, as described later in this note. Securities held by the Series that are listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If there is no last reported sale price or NOCP for the day, the Series value the securities within the range of the most recent quoted bid and ask prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end management investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy.

Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Trustees of the Trust. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of Dimensional Fund Advisors LP) occur before the net asset value of the Series is calculated. When fair value pricing is used, the prices of securities used by the Series may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

The Series will also apply a fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally, 2:00 a.m.

ET), which is fourteen hours before the close of the NYSE (normally, 4:00 p.m. ET) and the time that the net asset values of the Series are computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the time the Series price their shares at the close of the NYSE, the Series will fair-value their foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Series’ foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Series has determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable. Fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the Series uses data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). When a Series uses fair value pricing, the values assigned to the Series’ foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

Futures contracts held by the Series are valued using the settlement price established each day on the exchange on which they are traded. These valuations are generally categorized as Level 1 in the hierarchy.

Over-the-counter derivative contracts, which include forward currency contracts, do not require material subjectivity as pricing inputs are observed from quoted markets and are categorized as Level 2 in the hierarchy.

A summary of the inputs used to value the Series’ investments by each major security type, industry and/or country is disclosed previously in this note. Valuation hierarchy tables have been included at the end of the Summary Schedules of Portfolio Holdings. The methodology or inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

2. Foreign Currency Translation: Securities and other assets and liabilities of the Series, whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recent bid and ask prices for the U.S. dollar as quoted by generally recognized reliable sources. To facilitate the translation, the Series enter into foreign currency contracts. A foreign currency contract is a spot agreement between two parties to buy and sell currencies at current market exchange rates, for settlement generally within two business days. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked-to-market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement.

The Series do not isolate the effect of foreign currency rate fluctuations when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign exchange gain or loss for income tax reporting purposes.

Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between amounts of interest, dividends and any foreign withholding taxes recorded on the books of the Series and the U.S. dollar equivalent amounts actually received or paid.

3. Deferred Compensation Plan: Each eligible Trustee of the Trust may elect to participate in the Fee Deferral Plan for Independent Directors and Trustees (the “Plan”). Under the Plan, effective January 1, 2002, such Trustees may defer payment of all or a portion of their total fees earned as a Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: the U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors’/ Trustees’ Fees & Expenses.

The Trustees may receive their distributions of proceeds by one of the following methods: lump sum, annual installments over a period of agreed-upon years, or quarterly installments over a period of agreed-upon years. Each Trustee shall have the right in a notice of election (the “Notice”) to defer the receipt of the Trustee’s deferred compensation until a date specified by such Trustee in the Notice. The date may not be sooner than the earlier of: (i)

the first business day of January following the year in which such Trustee ceases to be a member of the Board of Trustees of the Trust; and (ii) five years following the effective date of the Trustee’s first deferral election. If a Trustee who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Trustee’s deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Trustee ceases to be a member of the Board (unless the Trustee files an amended Notice selecting a different distribution date). As of October 31, 2020, none of the Trustees have requested or received a distribution of proceeds of a deferred fee account.

4. Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities and foreign currency are accounted for on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities and that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Series estimate the character of received distributions that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Discount and premium on securities purchased are amortized over the lives of the respective securities, using the effective interest method. Expenses directly attributable to a Series are directly charged. Common expenses of the Trust or Series are allocated using methods approved by the Board of Trustees, generally based on average net assets.

The Series may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Series accrue such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. Additionally, if there is a deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The Emerging Markets Series and The Emerging Markets Small Cap Series are subject to tax on short-term capital gains for investments in India. Such taxes are accrued on a daily basis and due upon sale of individual securities.

C. Investment Advisor:

The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Series. For the year ended October 31, 2020, investment management fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

The DFA International Value Series	0.20%
The Japanese Small Company Series	0.10%
The Asia Pacific Small Company Series	0.10%
The United Kingdom Small Company Series	0.10%
The Continental Small Company Series	0.10%
The Canadian Small Company Series	0.10%
The Emerging Markets Series	0.10%
The Emerging Markets Small Cap Series	0.20%

Earned Income Credit:

Additionally, the Series have entered into arrangements with their custodian whereby net interest earned on uninvested cash balances was used to reduce a portion of the Series’ custody expenses. Custody expense in the accompanying financial statements is presented before reduction for credits. The impact of such credits is generally less than one basis point of each Series’ net assets. During the year ended October 31, 2020, expenses reduced were as follows (amounts in thousands):

Fees Paid Indirectly
The DFA International Value Series	$815
The Japanese Small Company Series	55
The Asia Pacific Small Company Series	33
The United Kingdom Small Company Series	15
The Continental Small Company Series	87
The Canadian Small Company Series	6
The Emerging Markets Series	456
The Emerging Markets Small Cap Series	276

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Trustees of the Advisor are also Officers and Trustees of the Trust; however, such Officers and Trustees (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Trust. For the year ended October 31, 2020, the total related amounts paid by the Trust to the CCO were $63 (in thousands). The total related amounts paid by each of the Series are included in Other Expenses on the Statements of Operations.

D. Deferred Compensation:

As of October 31, 2020, the total liability for deferred compensation to Trustees is included in Accrued Expenses and Other Liabilities on the Statements of Assets and Liabilities as follows (amounts in thousands):

The DFA International Value Series	$418
The Japanese Small Company Series	108
The Asia Pacific Small Company Series	54
The United Kingdom Small Company Series	66
The Continental Small Company Series	139
The Canadian Small Company Series	32
The Emerging Markets Series	179
The Emerging Markets Small Cap Series	155

E. Purchases and Sales of Securities:

For the year ended October 31, 2020, the Series’ transactions related to investment securities, other than short-term securities, in-kind redemptions and U.S. Government securities (amounts in thousands), were as follows:

	Purchases	Sales
The DFA International Value Series	$1,238,662	$1,565,966
The Japanese Small Company Series	$159,950	$767,401
The Asia Pacific Small Company Series	$265,357	$285,151
The United Kingdom Small Company Series	$166,368	$438,701
The Continental Small Company Series	$391,305	$1,070,561
The Canadian Small Company Series	$184,348	$341,667

	Purchases	Sales
The Emerging Markets Series	$1,257,893	$1,636,494
The Emerging Markets Small Cap Series	$945,108	$2,159,526

There were no purchases or sales of long-term U.S. government securities.

For the year ended October 31, 2020, transactions related to Affiliated Investment Companies, excluding in-kind redemptions, are presented below.

The amounts presented below may differ from the respective amounts presented in the corresponding Summary Schedule of Portfolio Holdings, Statement of Assets and Liabilities or Statement of Operations due to rounding. The amounts are as follows (amounts in thousands):

	Balance at October 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ Depreciation	Balance at October 31, 2020	Shares as of October 31, 2020	Dividend Income	Capital Gain Distributions

The DFA International Value Series
The DFA Short Term Investment Fund	$257,592	$4,172,345	$4,166,083	$72	$85	$264,011	22,817	$3,330	—

Total	$257,592	$4,172,345	$4,166,083	$72	$85	$264,011	22,817	$3,330	—

The Japanese Small Company Series
The DFA Short Term Investment Fund	$91,203	$476,281	$509,635	$(9)	$9	$57,849	5,000	$636	—

Total	$91,203	$476,281	$509,635	$(9)	$9	$57,849	5,000	$636	—

The Asia Pacific Small Company Series
The DFA Short Term Investment Fund	$48,848	$244,129	$250,919	$(11)	$1	$42,048	3,634	$581	—

Total	$48,848	$244,129	$250,919	$(11)	$1	$42,048	3,634	$581	—

The United Kingdom Small Company Series
The DFA Short Term Investment Fund	$18,814	$169,994	$157,565	$(1)	$4	$31,246	2,700	$230	—

Total	$18,814	$169,994	$157,565	$(1)	$4	$31,246	2,700	$230	—

The Continental Small Company Series
The DFA Short Term Investment Fund	$514,886	$1,149,359	$1,339,792	$(26)	$(9)	$324,418	28,037	$3,554	—

Total	$514,886	$1,149,359	$1,339,792	$(26)	$(9)	$324,418	28,037	$3,554	—

The Canadian Small Company Series
The DFA Short Term Investment Fund	$181,292	$677,886	$712,841	$(8)	$3	$146,332	12,646	$1,201	—

Total	$181,292	$677,886	$712,841	$(8)	$3	$146,332	12,646	$1,201	—

	Balance at October 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ Depreciation	Balance at October 31, 2020	Shares as of October 31, 2020	Dividend Income	Capital Gain Distributions
The Emerging Markets Series
The DFA Short Term Investment Fund	$133,344	$643,133	$689,634	$(9)	$3	$86,837	7,505	$998	—

Total	$133,344	$643,133	$689,634	$(9)	$3	$86,837	7,505	$998	—

The Emerging Markets Small Cap Series
The DFA Short Term Investment Fund	$226,780	$545,784	$649,946	$(5)	$(2)	$122,611	10,596	$1,791	—

Total	$226,780	$545,784	$649,946	$(5)	$(2)	$122,611	10,596	$1,791	—

F. Federal Income Taxes:

No provision for federal income taxes is required since the Series are treated as partnerships for federal income tax purposes. Any net investment income and realized and unrealized gains and losses have been deemed to have been “passed down” to their respective partners.

As of October 31, 2020, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
The DFA International Value Series	$11,412,254	$988,071	$(2,808,885)	$(1,820,814)
The Japanese Small Company Series	2,746,556	657,118	(426,516)	230,602
The Asia Pacific Small Company Series	1,697,873	345,260	(483,934)	(138,674)
The United Kingdom Small Company Series	1,697,627	308,178	(504,701)	(196,523)
The Continental Small Company Series	4,718,799	1,262,762	(1,079,467)	183,295
The Canadian Small Company Series	1,151,361	251,770	(289,101)	(37,331)
The Emerging Markets Series	3,937,373	2,325,868	(499,442)	1,826,426
The Emerging Markets Small Cap Series	4,852,942	1,222,216	(1,104,728)	117,488

The difference between GAAP-basis and tax-basis unrealized gains (losses) is can occur as a result of wash sales and net mark to market gains (losses) on regulated futures contracts, net mark-to-market gain/loss on foreign currency contracts, and differences in the tax treatment of passive foreign investment company investments.

ASC 740 Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Series’ tax positions and has concluded that no additional provision for income tax is required in any Series’ financial statements. The Series are not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Series’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Financial Instruments:

In accordance with the Series’ investment objectives and policies, the Series may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

1. Foreign Market Risks: Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign governmental supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of international securities held by the Series may be inhibited.

Series that have significant exposure to certain countries, such as The United Kingdom Small Company Series that concentrates investments in the United Kingdom, can be expected to be impacted by the political and economic conditions within such countries. For example, there is continuing uncertainty around the future of the euro and the European Union (EU) following the United Kingdom’s (UK) exit from the EU (referred to as “Brexit”). Brexit may cause greater market volatility and illiquidity, currency fluctuations, deterioration in economic activity, a decrease in business confidence, and increased likelihood of a recession in the UK. While it is not possible to determine the precise impact these events may have on the Series, during this period and beyond, the impact on the UK, EU countries, other countries or parties that transact with the UK and EU, and the broader global economy could be significant and could adversely affect the value and liquidity of the Series’ investments.

Derivative Financial Instruments:

Summarized below are the specific types of derivative instruments used by the Series.

2. Futures Contracts: The Series listed below may purchase or sell futures contracts and options on futures contracts for equity securities and indices to adjust market exposure based on actual or expected cash inflows to or outflows from the Series. The Series, however, do not intend to sell futures contracts to establish short positions in individual securities. Upon entering into a futures contract, a Series deposits cash or pledges U.S. Government securities to a broker in an amount equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series records a realized gain or loss, which is presented in the Statements of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Risks may arise upon entrance into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Series could lose more than the initial margin requirements. Entering into stock index futures subjects the Series to equity price risk from those futures contracts. Counterparty credit risk related to exchange-traded futures is minimal because the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Securities have been segregated as collateral for open futures contracts.

The average volume (based on the open positions at each fiscal month-end) of derivative activity for the year ended October 31, 2020 was as follows (amounts in thousands):

Futures*
The DFA International Value Series	$109,918
The Asia Pacific Small Company Series	1,427
The United Kingdom Small Company Series	465

Futures*
The Emerging Markets Series	$54,034
The Emerging Markets Small Cap Series	38,684

*	Average Notional Value of contracts

The following is a summary of the Series’ derivative instrument holdings categorized by primary risk exposure as of October 31, 2020 (amounts in thousands):

	Asset Derivatives Value
	Total Value at October 31, 2020	Equity Contracts*,(1)
The Emerging Markets Series	$322	$322
The Emerging Markets Small Cap Series	245	245

	Liability Derivatives Value
	Total Value at October 31, 2020	Equity Contracts (2)
The DFA International Value Series	$(2,236)	$(2,236)
The Emerging Markets Series	(285)	(285)

(1)	Presented on Statements of Assets and Liabilities as Receivables: Futures Margin Variation.
(2)	Presented on Statements of Assets and Liabilities as Payables: Futures Margin Variation.
*	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s margin variation is reported within the Statements of Assets and Liabilities.

The following is a summary of the realized and change in unrealized gains and losses from the Series’ derivative instrument holdings categorized by primary risk exposure for the year ended October 31, 2020 (amounts in thousands):

	Realized Gain (Loss) on Derivatives
	Total	Equity Contracts (1)
The DFA International Value Series	$40,717	$40,717
The Asia Pacific Small Company Series	608	608	*
The United Kingdom Small Company Series	(394)	(394	)*
The Continental Small Company Series	(260)	(260	)*
The Emerging Markets Series	20,410	20,410
The Emerging Markets Small Cap Series	16,698	16,698

	Change in Unrealized Appreciation (Depreciation) on Derivatives
	Total	Equity Contracts (2)
The DFA International Value Series	$(3,281)	$(3,281)
The Emerging Markets Series	(366)	(366)

	Change in Unrealized Appreciation (Depreciation) on Derivatives
	Total	Equity Contracts (2)
The Emerging Markets Small Cap Series	$(512)	$(512)

(1)	Presented on Statements of Operations as Net Realized Gain (Loss) on: Futures.
(2)	Presented on Statements of Operations as Change in Unrealized Appreciation (Depreciation) of: Futures.
*	As of October 31, 2020, there were no futures contracts outstanding. During the year ended October 31, 2020, the Series had limited activity in futures contracts.

H. Line of Credit and Interfund Lending Program:

The Trust, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective April 8, 2020, with its domestic custodian bank. A line of credit with similar terms was in effect through April 8, 2020. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on April 7, 2021.

The Trust, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective January 2, 2020. A line of credit with similar terms was in effect through January 2, 2020. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit agreement expires on January 1, 2021.

For the year ended October 31, 2020, borrowings by the following Series under the lines of credit were as follows (amounts in thousands, except percentages and days):

	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding*	Interest Expense Incurred	Maximum Amount Borrowed During the Period	Outstanding Borrowings as of 10/31/2020
The DFA International Value Series	1.05%	$5,051	27	$4	$26,672	—
The Japanese Small Company Series	1.29%	10,351	25	9	39,665	—
The Asia Pacific Small Company Series	1.18%	120	37	—	1,588	—
The United Kingdom Small Company Series	1.88%	117	12	—	278	—
The Continental Small Company Series	1.22%	5,962	8	1	36,080	—
The Canadian Small Company Series	1.22%	243	19	—	2,070	—

	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding*	Interest Expense Incurred	Maximum Amount Borrowed During the Period	Outstanding Borrowings as of 10/31/2020
The Emerging Markets Series	1.00%	$6,009	9	$1	$23,073	—
The Emerging Markets Small Cap Series	1.18%	9,458	37	10	39,369	—

*	Number of Days Outstanding represents the total single or consecutive days during the year ended October 31, 2020, that each Series’ available line of credit was used.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Series may participate in an interfund lending program among certain portfolios managed by the Advisor (portfolios that operate as feeder funds do not participate in the program). The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice.

The Series did not use the interfund lending program during the year ended October 31, 2020.

I. Affiliated Trades:

Cross trades for the year ended October 31, 2020, if any, were executed by the Series pursuant to procedures adopted by the Board of Trustees of the Trust to ensure compliance with Rule 17a-7 under the Investment Company Act of 1940 (the “1940 Act”). Cross trading is the buying or selling of portfolio securities between series of investment companies, or between a series of an investment company and another entity, that are or could be considered affiliates by virtue of a common investment advisor (or affiliated investment advisors), common Trustees and/or common Officers. At its regularly scheduled meetings, the CCO certifies to the Board that the 17a-7 transactions entered into by the Series complied with the Rule 17a-7 Procedures adopted by the Board of Trustees of the Trust.

For the year ended October 31, 2020, cross trades by the Series under Rule 17a-7 were as follows (amounts in thousands):

Series	Purchases	Sales	Realized Gain (Loss)
The DFA International Value Series	$74,530	$141,663	$(89,237)
The Japanese Small Company Series	28,652	26,969	802
The Asia Pacific Small Company Series	30,308	33,449	3,587
The United Kingdom Small Company Series	14,591	13,013	(11,437)
The Continental Small Company Series	24,868	51,077	(2,895)
The Canadian Small Company Series	38,671	17,745	(12,151)
The Emerging Markets Series	1,169	2,421	(1,126)
The Emerging Markets Small Cap Series	3,427	3,807	(751)

J. Securities Lending:

As of October 31, 2020, each Series had securities on loan to brokers/dealers, for which each such Series received cash collateral. The Series also received non-cash collateral consisting of short- and/or long-term U.S. Treasuries and U.S. government agency securities as follows (amounts in thousands):

Non-Cash Collateral Market Value
The DFA International Value Series	$9,145
The Japanese Small Company Series	76,030
The Asia Pacific Small Company Series	88,424
The United Kingdom Small Company Series	105
The Continental Small Company Series	12,013
The Canadian Small Company Series	31,442
The Emerging Markets Series	67,242
The Emerging Markets Small Cap Series	321,403

Each Series invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral in an amount (i) equal to at least 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) generally equal to 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) generally equal to 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Series’ collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities, and such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the option of the lending agent, to replace the securities. In the event of the bankruptcy of the borrower, the Series could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value.

Subject to their stated investment policies, each Series will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the “Money Market Series”), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Income received from the Money Market Series is netted with fees for securities lending and collateral investment expenses and with other payments to and from borrowers of securities. The Series also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated or unaffiliated money market funds that are registered or unregistered. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. Additionally, each Series will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or, other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible for taxation at qualified dividend income rates.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2020 (amounts in thousands):

	Remaining Contractual Maturity of the Agreements As of October 31, 2020
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
The DFA International Value Series
Common Stocks	$263,837	—	—	—	$263,837
The Japanese Small Company Series
Common Stocks	57,878	—	—	—	57,878
The Asia Pacific Small Company Series
Common Stocks	42,044	—	—	—	42,044
The United Kingdom Small Company Series
Common Stocks	31,244	—	—	—	31,244
The Continental Small Company Series
Common Stocks, Rights/Warrants	324,448	—	—	—	324,448
The Canadian Small Company Series
Common Stocks, Rights/Warrants	146,315	—	—	—	146,315
The Emerging Markets Series
Common Stocks	86,841	—	—	—	86,841
The Emerging Markets Small Cap Series
Common Stocks	122,565	—	—	—	122,565

K. Indemnitees; Contractual Obligations:

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust.

In the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

L. Recently Issued Accounting Standards:

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2017-08 which changes the amortization period for a callable debt security from the maturity date to the earliest call date. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Trust’s adoption of ASU 2017-08 disclosure requirements are reflected within these financial statements prepared as of October 31, 2020 and management has concluded that the change in accounting principle does not materially impact the financial statement amounts.

In August 2018, the FASB issued ASU No. 2018-13, “Fair Value Measurements” (“ASU 2018-13”). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurement. ASU 2018-13 does not change fair value measurements already required or permitted by existing standards. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Series’ early adoption of all of the ASU 2018-13 disclosure requirements are reflected within these financial statements prepared as of October 31, 2020.

On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced the intention to phase out the use of London Interbank Offered Rate (“LIBOR”) by the end of 2021. In the interim, there remains uncertainty regarding the impact the transition to replacement rates may have on the value of LIBOR-based investments. In March 2020, the FASB issued ASU 2020-04 which provides optional guidance to ease the potential accounting burden associated with transitioning away from the LIBOR and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

M. Coronavirus (COVID-19) Pandemic:

The continued worldwide spread of novel coronavirus (COVID-19) and its impact on international business operations, supply chains, travel, commodity prices, consumer confidence and business forecasts, and the associated impact on domestic and international equity markets and fixed income yields, has caused uncertainty for the global economy and financial markets. If market expectations regarding the impact of COVID-19 worsen, or if expected returns change because investors demand higher returns to invest in these uncertain times, there may be a detrimental impact on returns in the near term.

N. Other:

The Series and the Trust are subject to claims and suits that arise from time to time in the ordinary course of business (for example, in The Tribune Company Bankruptcy, certain creditors have filed actions against all shareholders of The Tribune Company who tendered shares when The Tribune Company went private in 2007 in a leveraged buy-out transaction, seeking the return of proceeds received by the shareholders). Although management currently believes that resolving claims against the Series and the Trust, individually or in aggregate, will not have a material adverse impact on the Series’ and the Trust’s financial position, results of operations, or cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

O. Subsequent Event Evaluations:

On November 12, 2020, President Trump issued an Executive Order titled “Addressing the Threat from Securities Investments that Finance Communist Chinese Military Companies” (the “Order”). Beginning January 11, 2021, the Order will prohibit U.S. entities from participating in certain types of transactions involving securities of Chinese companies known to be associated with the Chinese military. Management is currently evaluating the Order’s effect on the Funds.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The DFA Investment Trust Company and Shareholders of The DFA International Value Series, The Japanese Small Company Series, The Asia Pacific Small Company Series, The United Kingdom Small Company Series, The Continental Small Company Series, The Canadian Small Company Series, The Emerging Markets Series and The Emerging Markets Small Cap Series

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the summary schedules of portfolio holdings, of The DFA International Value Series, The Japanese Small Company Series, The Asia Pacific Small Company Series, The United Kingdom Small Company Series, The Continental Small Company Series, The Canadian Small Company Series, The Emerging Markets Series and The Emerging Markets Small Cap Series (eight of the series constituting The DFA Investment Trust Company, hereafter collectively referred to as the “Series”) as of October 31, 2020, the related statements of operations for the year ended October 31, 2020, the statements of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Series as of October 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2020, and each of the financial highlights for each of the five years in the period ended October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, brokers and transfer agent of the investee fund; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 18, 2020

We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P. investment company group since 1981.

DIMENSIONAL EMERGING MARKETS VALUE FUND

PERFORMANCE CHARTS

(Unaudited)

Dimensional Emerging Markets Value Fund vs.

MSCI Emerging Markets Index (net dividends)

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2020, all rights reserved.

MANAGEMENT’S DISCUSSION AND ANALYSIS

International Equity Market Review	12 Months Ended October 31, 2020

Performance of non-U.S. developed markets was mostly negative for the period. As measured by the MSCI World ex USA indices, small-cap stocks outperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, outperformed large-cap stocks but underperformed small-cap stocks. Value stocks underperformed growth stocks as measured by the MSCI World ex USA indices.

12 Months Ended October 31, 2020

Return in U.S. Dollars
MSCI World ex USA Index	-6.79%
MSCI World ex USA Mid Cap Index	-3.83%
MSCI World ex USA Small Cap Index	-0.65%
MSCI World ex USA Value Index	-18.72%
MSCI World ex USA Growth Index	5.65%

For the 12 Months Ended October 31, 2020, the U.S. dollar depreciated against most non-U.S. developed markets currencies. Overall, currency movements had a positive impact on the U.S. dollar-denominated returns of developed markets.

12 Months Ended October 31, 2020

Ten Largest Foreign Developed Markets by Market Cap	Local Return	Return in U.S. Dollars
Japan	-2.97%	0.33%
United Kingdom	-22.19%	-22.25%
France	-17.43%	-13.79%
Switzerland	-4.37%	2.95%
Canada	-4.70%	-6.05%
Germany	-10.77%	-6.84%
Australia	-11.01%	-9.29%
Netherlands	4.14%	8.62%
Hong Kong	-8.06%	-7.15%
Sweden	0.79%	9.10%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2020, all rights reserved.

Emerging markets had mostly positive performance for the period, outperforming non-U.S. developed markets but underperforming the U.S. As measured by the MSCI Emerging Markets indices, small-cap stocks underperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, underperformed large-cap stocks and small-cap stocks. Value stocks underperformed growth stocks as measured by the MSCI Emerging Markets indices.

12 Months Ended October 31, 2020

Return in U.S. Dollars
MSCI Emerging Markets Index	8.25%
MSCI Emerging Markets Mid Cap Index	-3.22%
MSCI Emerging Markets Small Cap Index	2.39%
MSCI Emerging Markets Value Index	-8.47%
MSCI Emerging Markets Growth Index	25.97%

For the 12 Months Ended October 31, 2020, the U.S. dollar depreciated against some emerging markets currencies and appreciated against others. Overall, currency movements had a negative impact on the U.S. dollar denominated returns of emerging markets.

12 Months Ended October 31, 2020

Ten Largest Emerging Markets by Market Cap	Local Return	Return in U.S.
Dollars
China	33.57%	35.19%
Taiwan	18.86%	26.49%
Korea	11.33%	14.15%
India	1.83%	-2.54%
Brazil	-11.13%	-38.13%
South Africa	-6.49%	-13.31%
Saudi Arabia	-0.90%	-0.90%
Russia	-14.17%	-29.27%
Thailand	-28.54%	-30.77%
Malaysia	-6.02%	-5.49%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2020, all rights reserved.

For Portfolios investing in non-U.S. equities traded outside of the U.S. market time zone, differences in the valuation timing and methodology between a Portfolio and its benchmark index may impact relative performance over the referenced period. The Portfolios price foreign exchange rates at the closing of the U.S. market, while their benchmark indices use rates at 4 p.m. London time. The Portfolios also may use fair value pricing to price certain portfolio securities at the closing of the U.S. market, while benchmark indices may use local market closing prices. For the one-year period ended October 31, 2020, these differences generally contributed positively to the Portfolios’ relative performance.

Dimensional Emerging Markets Value Fund

The Dimensional Emerging Markets Value Fund invests in value stocks of large and small companies in emerging markets. The investment strategy is process driven, emphasizing broad diversification with increased exposure to stocks with smaller market capitalizations, lower relative price (value), and higher-profitability within the value segment of emerging markets. As of October 31, 2020, the Fund held approximately 2,870 securities in 22 eligible emerging markets. Average cash exposure throughout the year was less than 1% of the Fund’s assets.

For the 12 months ended October 31, 2020, total returns were -9.41% for the Fund and 8.25% for the MSCI Emerging Markets Index (net dividends), the Fund’s benchmark. The Fund’s focus on low relative price (value) stocks had a negative impact on performance relative to the style-neutral benchmark, as value stocks underperformed high relative price (growth) stocks in emerging markets for the period. With small-cap stocks underperforming large-cap stocks, the Fund’s inclusion of small-caps also detracted from performance relative to the benchmark, which is composed primarily of large- and mid-cap stocks.

DIMENSIONAL EMERGING MARKETS VALUE FUND

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses and legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and “Expenses Paid During Period” reflects the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

DISCLOSURE OF FUND EXPENSES

CONTINUED

Six Months Ended October 31, 2020

EXPENSE TABLE

	Beginning Account Value 05/01/20	Ending Account Value 10/31/20	Annualized Expense Ratio (1)	Expenses Paid During Period (1)
Dimensional Emerging Markets Value Fund
Actual Fund Return Institutional Class Shares	$1,000.00	$1,119.80	0.14%	$0.75
Hypothetical 5% Annual Return Institutional Class Shares	$1,000.00	$1,024.43	0.14%	$0.71

(1)

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (366) to reflect the six-month period.

DIMENSIONAL EMERGING MARKETS VALUE FUND

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters as an exhibit to their reports on Form N-PORT. For the Dimensional Emerging Markets Value Fund, this would be for the fiscal quarters ending January 31 and July 31. Such Form N-PORT filing must be made within 60 days of the end of the quarter. Dimensional Emerging Markets Value Fund filed its most recent Form N-PORT with the SEC on September 29, 2020. They are available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; by visiting the SEC’s website at http://www.sec.gov; or by visiting the SEC’s Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

SEC regulations permit a fund to include in its reports to shareholders a “Summary Schedule of Portfolio Holdings” in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund’s 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund’s net assets at the end of the reporting period. The regulations also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

A fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The SEC requires that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is used. The following table, which presents portfolio holdings as a percentage of total investments before short-term investments and collateral for loaned securities, is provided in compliance with this requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Dimensional Emerging Markets Value Fund
Communication Services	6.1%
Consumer Discretionary	8.3%
Consumer Staples	2.5%
Energy	11.8%
Financials	26.8%
Health Care	2.2%
Industrials	9.0%
Information Technology	10.6%
Materials	14.2%
Real Estate	7.0%
Utilities	1.5%

100.0%

DIMENSIONAL EMERGING MARKETS VALUE FUND

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2020

	Shares	Value»	Percentage of Net Assets‡
COMMON STOCKS — (97.7%)
BRAZIL — (3.8%)
Petroleo Brasileiro SA	13,010,994	$43,083,137	0.3%
# Petroleo Brasileiro SA, Sponsored ADR	10,919,479	72,177,756	0.6%
# Petroleo Brasileiro SA, Sponsored ADR	7,354,006	48,757,060	0.4%
Vale SA	19,189,949	202,502,886	1.6%
Other Securities		120,277,212	0.9%

TOTAL BRAZIL		486,798,051	3.8%

CHILE — (0.8%)
Other Securities		105,259,000	0.8%

CHINA — (34.1%)
Agricultural Bank of China, Ltd., Class H	168,975,000	57,488,052	0.5%
* Baidu, Inc., Sponsored ADR	850,256	113,126,561	0.9%
Bank of China, Ltd., Class H	429,401,817	135,631,320	1.1%
China Construction Bank Corp., Class H	536,266,101	369,547,974	2.9%
China Merchants Bank Co., Ltd., Class H	9,899,500	51,565,831	0.4%
China Mobile, Ltd.	47,016,500	287,578,277	2.3%
# China Mobile, Ltd., Sponsored ADR	1,828,857	56,200,776	0.5%
China National Building Material Co., Ltd., Class H	39,005,250	44,897,440	0.4%
China Overseas Land & Investment, Ltd.	35,908,000	90,193,360	0.7%
China Resources Land, Ltd.	27,684,000	113,218,297	0.9%
China Shenhua Energy Co., Ltd., Class H	30,249,000	52,410,637	0.4%
CNOOC, Ltd.	135,780,000	124,232,684	1.0%
# CNOOC, Ltd., Sponsored ADR	251,574	23,174,997	0.2%
Industrial & Commercial Bank of China, Ltd., Class H	388,008,996	220,336,358	1.7%
PetroChina Co., Ltd., Class H	176,780,000	49,646,414	0.4%
* Trip.com Group, Ltd., ADR	2,378,359	68,401,605	0.5%
Other Securities		2,553,703,914	19.5%

TOTAL CHINA		4,411,354,497	34.3%

COLOMBIA — (0.1%)
Other Securities		13,754,828	0.1%

CZECH REPUBLIC — (0.2%)
Other Security		21,954,944	0.2%

GREECE — (0.2%)
Other Securities		19,330,083	0.2%

HONG KONG — (0.1%)
Other Securities		11,047,184	0.1%

HUNGARY — (0.2%)
Other Securities		22,221,112	0.2%

INDIA — (11.2%)
* Axis Bank, Ltd.	8,523,857	56,329,366	0.5%
Bharti Airtel, Ltd.	8,859,463	51,682,131	0.4%
#* ICICI Bank, Ltd., Sponsored ADR	5,868,831	61,916,166	0.5%
Reliance Industries, Ltd.	17,062,685	475,326,938	3.7%
Wipro, Ltd.	9,688,471	44,470,377	0.4%

DIMENSIONAL EMERGING MARKETS VALUE FUND

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
INDIA — (Continued)
Other Securities		$765,601,726	5.8%

TOTAL INDIA		1,455,326,704	11.3%

INDONESIA — (1.7%)
Other Securities		222,498,298	1.7%

MALAYSIA — (2.0%)
Other Securities		263,749,256	2.0%

MEXICO — (2.6%)
* Grupo Financiero Banorte S.A.B. de C.V., Class O	13,470,783	60,077,605	0.5%
# Grupo Mexico S.A.B. de C.V., Class B	26,674,348	76,056,128	0.6%
Other Securities		202,392,250	1.5%

TOTAL MEXICO		338,525,983	2.6%

PHILIPPINES — (1.1%)
Other Securities		137,610,706	1.1%

POLAND — (0.6%)
Other Securities		83,612,237	0.6%

QATAR — (0.1%)
Other Securities		18,397,840	0.1%

RUSSIA — (1.2%)
Gazprom PJSC, Sponsored ADR	13,197,152	50,559,042	0.4%
Lukoil PJSC, Sponsored ADR	1,567,520	80,199,247	0.6%
Other Securities		22,795,935	0.2%

TOTAL RUSSIA		153,554,224	1.2%

SAUDI ARABIA — (1.4%)
Other Securities		181,979,535	1.4%

SOUTH AFRICA — (3.6%)
Gold Fields, Ltd., Sponsored ADR	4,043,915	44,199,991	0.4%
# MTN Group, Ltd.	17,362,155	61,991,752	0.5%
# Standard Bank Group, Ltd.	8,692,029	56,836,235	0.5%
Other Securities		309,122,180	2.3%

TOTAL SOUTH AFRICA		472,150,158	3.7%

SOUTH KOREA — (13.3%)
Hana Financial Group, Inc.	2,258,552	61,009,048	0.5%
Hyundai Mobis Co., Ltd.	283,243	56,751,564	0.5%
Hyundai Motor Co.	625,316	91,531,258	0.7%
# KB Financial Group, Inc., ADR	2,791,178	99,728,790	0.8%
Kia Motors Corp.	1,464,704	65,690,709	0.5%
LG Electronics, Inc.	1,110,054	82,520,798	0.7%
# POSCO, Sponsored ADR	1,001,387	46,374,232	0.4%
Samsung Electronics Co., Ltd.	1,859,363	93,462,013	0.7%
Other Securities		1,129,694,320	8.6%

TOTAL SOUTH KOREA		1,726,762,732	13.4%

DIMENSIONAL EMERGING MARKETS VALUE FUND

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
TAIWAN — (16.8%)
Cathay Financial Holding Co., Ltd.	60,483,459	$81,273,650	0.7%
China Steel Corp.	95,778,320	68,037,274	0.5%
CTBC Financial Holding Co., Ltd.	128,423,073	81,100,440	0.6%
E.Sun Financial Holding Co., Ltd.	77,915,310	66,244,829	0.5%
First Financial Holding Co., Ltd.	71,961,241	50,493,024	0.4%
Fubon Financial Holding Co., Ltd.	44,449,471	63,320,705	0.5%
Hon Hai Precision Industry Co., Ltd.	53,136,192	144,112,269	1.1%
Taiwan Cement Corp.	57,812,948	82,046,639	0.7%
# United Microelectronics Corp.	78,777,681	84,666,360	0.7%
Yuanta Financial Holding Co., Ltd.	80,471,994	50,031,701	0.4%
Other Securities		1,403,433,958	10.8%

TOTAL TAIWAN		2,174,760,849	16.9%

THAILAND — (2.0%)
PTT PCL	66,812,900	66,453,835	0.5%
Other Securities		191,493,648	1.5%

TOTAL THAILAND		257,947,483	2.0%

TURKEY — (0.5%)
Other Securities		65,394,133	0.5%

UNITED ARAB EMIRATES — (0.1%)
Other Securities		14,562,437	0.1%

UNITED STATES — (0.0%)
Other Security		98,855	0.0%

TOTAL COMMON STOCKS		12,658,651,129	98.3%

PREFERRED STOCKS — (0.5%)

BRAZIL — (0.5%)
Petroleo Brasileiro SA	13,455,005	44,412,690	0.4%
Other Securities		15,282,263	0.1%

TOTAL BRAZIL		59,694,953	0.5%

COLOMBIA — (0.0%)
Other Securities		4,904,924	0.0%

TOTAL PREFERRED STOCKS		64,599,877	0.5%

RIGHTS/WARRANTS — (0.0%)

MALAYSIA — (0.0%)
Other Securities		405,349	0.0%

SOUTH KOREA — (0.0%)
Other Security		254,155	0.0%

DIMENSIONAL EMERGING MARKETS VALUE FUND

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
TAIWAN — (0.0%)
Other Securities		$2,313	0.0%

TOTAL RIGHTS/WARRANTS		661,817	0.0%

TOTAL INVESTMENT SECURITIES (Cost $13,107,440,251)		12,723,912,823

		Value†

SECURITIES LENDING COLLATERAL — (1.8%)
@§ The DFA Short Term Investment Fund	19,810,381	229,225,917	1.8%

TOTAL INVESTMENTS—(100.0%) (Cost $13,336,594,488)		$12,953,138,740	100.6%

As of October 31, 2020, Dimensional Emerging Markets Value Fund had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
E-Mini MSCI Emerging Markets Index	650	12/18/20	$35,377,256	$35,811,750	$434,494
S&P 500® Emini Index	341	12/18/20	56,486,741	55,663,135	(823,606)

Total Futures Contracts			$91,863,997	$91,474,885	$(389,112)

Summary of the Fund’s investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Brazil	$486,798,051	—	—	$486,798,051
Chile	22,773,370	$82,485,630	—	105,259,000
China	441,920,900	3,969,433,597	—	4,411,354,497
Colombia	13,754,828	—	—	13,754,828
Czech Republic	—	21,954,944	—	21,954,944
Greece	42,454	19,287,629	—	19,330,083
Hong Kong	6,516,246	4,530,938	—	11,047,184
Hungary	—	22,221,112	—	22,221,112
India	74,865,280	1,380,461,424	—	1,455,326,704
Indonesia	923,002	221,575,296	—	222,498,298
Malaysia	—	263,749,256	—	263,749,256
Mexico	338,525,983	—	—	338,525,983
Philippines	—	137,610,706	—	137,610,706
Poland	—	83,612,237	—	83,612,237
Qatar	—	18,397,840	—	18,397,840
Russia	16,978,168	136,576,056	—	153,554,224
Saudi Arabia	—	181,979,535	—	181,979,535
South Africa	96,169,700	375,980,458	—	472,150,158
South Korea	210,985,568	1,515,777,164	—	1,726,762,732
Taiwan	16,381,437	2,158,379,412	—	2,174,760,849
Thailand	257,947,483	—	—	257,947,483
Turkey	—	65,394,133	—	65,394,133

DIMENSIONAL EMERGING MARKETS VALUE FUND

CONTINUED

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
United Arab Emirates	—	$14,562,437	—	$14,562,437
United States	—	98,855	—	98,855
Preferred Stocks
Brazil	$59,694,953	—	—	59,694,953
Colombia	4,904,924	—	—	4,904,924
Rights/Warrants
Malaysia	—	405,349	—	405,349
South Korea	—	254,155	—	254,155
Taiwan	—	2,313	—	2,313
Securities Lending Collateral	—	229,225,917	—	229,225,917
Futures Contracts**	(389,112)	—	—	(389,112)

TOTAL	$2,048,793,235	$10,903,956,393	—	$12,952,749,628

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

DIMENSIONAL EMERGING MARKETS VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2020

(Amounts in thousands)

Dimensional Emerging Markets Value Fund
ASSETS:
Investment Securities at Value (including $458,438 of securities on loan)*	$12,723,913
Collateral from Securities on Loan Invested in Affiliate at Value (including cost of $229,154)	229,226
Segregated Cash for Futures Contracts	7,192
Foreign Currencies at Value	70,818
Cash	13,826
Receivables:
Investment Securities Sold	60,270
Dividends, Interest and Tax Reclaims	7,777
Securities Lending Income	880
Unrealized Gain on Foreign Currency Contracts	39

Total Assets	13,113,941

LIABILITIES:
Payables:
Upon Return of Securities Loaned	229,200
Investment Securities Purchased	5,039
Due to Advisor	1,122
Futures Margin Variation	1,090
Unrealized Loss on Foreign Currency Contracts	18
Deferred Taxes Payable	4,533
Accrued Expenses and Other Liabilities	2,684

Total Liabilities	243,686

NET ASSETS	$12,870,255

Investment Securities at Cost	$13,107,440

Foreign Currencies at Cost	$70,646

*	See Note I in the Notes to Financial Statements for additional information about securities lending collateral.

See accompanying Notes to Financial Statements.

DIMENSIONAL EMERGING MARKETS VALUE FUND

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2020

(Amounts in thousands)

Dimensional Emerging Markets Value Fund#
Investment Income
Dividends (Net of Foreign Taxes Withheld of $71,099)	$493,809
Income from Securities Lending	10,493

Total Investment Income	504,302

Expenses
Investment Management Fees	14,821
Accounting & Transfer Agent Fees	716
Custodian Fees	4,267
Shareholders’ Reports	79
Directors’/Trustees’ Fees & Expenses	122
Professional Fees	516
Other	2,677

Total Expenses	23,198

Fees Paid Indirectly (Note C)	1,109

Net Expenses	22,089

Net Investment Income (Loss)	482,213

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold**	(1,060,455)
Futures	32,312
Foreign Currency Transactions	(13,373)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(1,145,339)
Affiliated Investment Companies Shares	14
Futures	(3,697)
Translation of Foreign Currency-Denominated Amounts	(40)

Net Realized and Unrealized Gain (Loss)	(2,190,578)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(1,708,365)

**	Net of foreign capital gain taxes withheld of $370.
#	Portion of income is from investment in affiliated fund.

See accompanying Notes to Financial Statements.

DIMENSIONAL EMERGING MARKETS VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	Dimensional Emerging Markets Value Fund
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$482,213	$520,823
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	(1,060,455)	(179,248)
Affiliated Investment Companies Shares Sold	—	(19)
Futures	32,312	5,514
Foreign Currency Transactions	(13,373)	(3,145)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(1,145,339)	474,939
Affiliated Investment Companies Shares	14	35
Futures	(3,697)	12,212
Translation of Foreign Currency-Denominated Amounts	(40)	(50)

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,708,365)	831,061

Transactions in Interest:
Contributions	916,139	1,538,030
Withdrawals	(3,763,616)	(1,627,901)

Net Increase (Decrease) from Transactions in Interest	(2,847,477)	(89,871)

Total Increase (Decrease) in Net Assets	(4,555,842)	741,190
Net Assets
Beginning of Year	17,426,097	16,684,907

End of Year	$12,870,255	$17,426,097

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2020 of $370.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2019 of $1.

See accompanying Notes to Financial Statements.

DIMENSIONAL EMERGING MARKETS VALUE FUND

FINANCIAL HIGHLIGHTS

	Dimensional Emerging Markets Value Fund
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016
Total Return	(9.41%)	5.24%	(9.06%)	24.89%	15.80%

Net Assets, End of Year (thousands)	$12,870,255	$17,426,097	$16,684,907	$19,612,211	$16,647,507
Ratio of Expenses to Average Net Assets	0.14%	0.13%	0.14%	0.16%	0.16%
Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly)	0.14%	0.15%	0.14%	0.16%	0.16%
Ratio of Net Investment Income to Average Net Assets	3.25%	2.95%	2.78%	2.64%	2.72%
Portfolio Turnover Rate	20%	14%	13%	14%	12%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DIMENSIONAL EMERGING MARKETS VALUE FUND

NOTES TO FINANCIAL STATEMENTS

A. Organization:

Dimensional Emerging Markets Value Fund (the “Fund”) is an open-end management investment company registered under the Investment Company Act of 1940. The Fund meets the definition as an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Certification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The Fund consists of one series.

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

1. Security Valuation: The Fund uses a fair value hierarchy, which prioritizes the inputs-to-valuation techniques used to measure fair value into three broad levels described below:

•	Level 1 – inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, and futures contracts)

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Securities held by the Fund, including over-the-counter securities, are valued at the last quoted sale price of the day. International equity securities are subject to a fair value factor, as described later in this note.

Securities held by the Fund that are listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If there is no last reported sale price or NOCP for the day, the Fund values the securities within the range of the most recent quoted bid and ask prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end management investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy.

Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Trustees of the Fund. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of Dimensional Fund Advisors LP) occur before the net asset value of the Fund is calculated. When fair value pricing is used, the prices of securities used by the Fund may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

The Fund will also apply a fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally, 2:00 a.m. ET), which is fourteen hours before the close of the NYSE (normally, 4:00 p.m. ET) and the time at which the net asset value of the Fund is computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the pricing of the Fund’s shares (at the close of the NYSE), the Fund will fair-value its foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Fund’s foreign investments since the last calculated closing prices of the foreign investments on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Fund has determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable. Fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the Fund uses data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). When the Fund uses fair value pricing, the values assigned to the Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

Futures contracts held by the Fund are valued using the settlement price established each day on the exchange on which they are traded. These valuations are generally categorized as Level 1 in the hierarchy.

A summary of the inputs used to value the Fund’s investments by each major security type, industry and/or country is disclosed previously in this note. A valuation hierarchy table has been included at the end of the Summary Schedule of Portfolio Holdings. The methodology or inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

2. Foreign Currency Translation: Securities and other assets and liabilities of the Fund whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recent bid and ask prices for the U.S. dollar as quoted by generally recognized reliable sources. To facilitate the translation, the Fund enters into foreign currency contracts. A foreign currency contract is a spot agreement between two parties to buy and sell currencies at current market exchange rates, for settlement generally within two business days. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked-to-market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement. The Fund does not isolate the effect of foreign exchange rate fluctuations from the effect of fluctuations in the market prices of securities, whether realized or unrealized.

Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between amounts of interest, dividends and any foreign withholding taxes recorded on the books of the Fund and the U.S. dollar equivalent amounts actually received or paid.

3. Deferred Compensation Plan: Each eligible Trustee of the Fund may elect to participate in the Fee Deferral Plan for Independent Directors and Trustees (the “Plan”). Under the Plan, effective January 1, 2002, such Trustees may defer payment of all or a portion of their total fees earned as a Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: the U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors’/ Trustees’ Fees & Expenses. As of October 31, 2020, the total liability for deferred compensation to Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities in the amount of $656 (in thousands).

The Trustees may receive their distributions of proceeds by one of the following methods: lump sum, annual installments over a period of agreed-upon years, or quarterly installments over a period of agreed-upon years. Each Trustee shall have the right in a notice of election (the “Notice”) to defer the receipt of the Trustee’s deferred compensation until a date specified by such Trustee in the Notice. The date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Trustee ceases to be a member of the Board of Trustees of the Fund; and (ii) five years following the effective date of the Trustee’s first deferral election. If a Trustee who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Trustee’s deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Trustee ceases to be a member of the Board (unless the Trustee files an amended Notice selecting a different distribution date). As of October 31, 2020, none of the Trustees have requested or received a distribution of proceeds of a deferred fee account.

4. Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities and foreign currency are accounted for on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Fund estimates the character of received distributions that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Expenses directly attributable to the Fund are directly charged. The Fund may be subject to taxes imposed by countries in which it invests, with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Fund accrues such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. Additionally, if there is a deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The Fund’s investments in Chile are subject to governmental taxes on investment income. Such taxes are due when currencies are repatriated from the country. The Fund accrues for taxes on income as the income is earned. The Fund is subject to tax on short-term capital gains for investments in India. Such taxes are accrued on a daily basis and due upon sale of individual securities.

C. Investment Advisor:

The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Fund.

For the year ended October 31, 2020, the Fund’s investment management fee was accrued daily and paid monthly to the Advisor based on the following effective annual rate of average daily net assets:

Dimensional Emerging Markets Value Fund	0.10%

Earned Income Credit:

Additionally, the Fund has entered into arrangements with its custodian whereby net interest earned on uninvested cash balances was used to reduce a portion of the Fund’s custody expense. Custody expense in the accompanying financial statements is presented before reduction for credits. The impact of such credits is generally less than one basis point of the Fund’s net assets. During the year ended October 31, 2020, expenses reduced were the following (amount in thousands):

Fees Paid Indirectly
Dimensional Emerging Markets Value Fund	$1,109

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Trustees of the Advisor are also Officers and Trustees of the Fund; however, such Officers and Trustees (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Fund. For the year ended October 31, 2020, the total related amounts paid by the Fund to the CCO were $12 (in thousands) and are included in Other Expenses on the Statement of Operations.

D. Purchases and Sales of Securities:

For the year ended October 31, 2020, the Fund’s transactions related to investment securities, other than short-term securities, in-kind redemptions and U.S. Government securities (amounts in thousands), were as follows:

	Purchases	Sales
Dimensional Emerging Markets Value Fund	$2,830,349	$5,121,116

There were no purchases or sales of long-term U.S. government securities.

For the year ended October 31, 2020, transactions related to Affiliated Investment Companies, excluding in-kind redemptions, are presented below.

1. The amounts presented below may differ from the respective amounts presented in the corresponding Summary Schedule of Portfolio Holdings, Statement of Assets and Liabilities or Statement of Operations due to rounding. The amounts are as follows (amounts in thousands):

	Balance at October 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ Depreciation	Balance at October 31, 2020	Shares as of October 31, 2020	Dividend Income	Capital Gain Distributions
Dimensional Emerging Markets Value Fund
The DFA Short Term Investment Fund	$398,290	$1,877,609	$2,046,687	—	$14	$229,226	19,810	$2,913	—

Total	$398,290	$1,877,609	$2,046,687	—	$14	$229,226	19,810	$2,913	—

E. Federal Income Taxes:

No provision for federal income taxes is required since the Fund is treated as a partnership for federal income tax purposes. Any net investment income and realized and unrealized gains and losses have been deemed to have been “passed down” to their respective partners.

As of October 31, 2020, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Dimensional Emerging Markets Value Fund	$13,449,306	$2,557,581	$(3,053,725)	$(496,144)

The difference between GAAP-basis and tax basis unrealized gains (losses) can occur as a result of wash sales and net mark-to-market gains (losses) on regulated futures contracts, net mark--to-market gains (losses) on foreign currency contracts, and differences in tax treatment of passive foreign investment company instruments.

ASC 740 Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Fund’s tax positions and has concluded that no additional provision for income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F. Financial Instruments:

In accordance with the Fund’s investment objective and policies, the Fund may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

1. Foreign Market Risks: Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign governmental supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of securities held by the Fund may be inhibited.

Derivative Financial Instruments:

Summarized below are the specific types of derivative instruments used by the Fund.

2. Futures Contracts: The Fund may purchase or sell futures contracts and options on futures contracts for foreign or U.S. equity securities and indices, to adjust market exposure based on actual or expected cash inflows to or outflows from the Fund. The Fund, however, does not intend to sell futures contracts to establish short positions in individual securities. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker in an amount equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss, which is presented in the Statement of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Risks may arise upon entrance into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities or indices, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Fund could lose more than the initial margin requirements. Entering into stock index futures subjects the Fund to equity price risk from those futures contracts. Counterparty credit risk related to exchange-traded futures is minimal because the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Securities have been segregated as collateral for open futures contracts.

The average volume (based on the open positions at each fiscal month-end) of derivative activity for the year ended October 31, 2020 was as follows (amount in thousands):

Futures*
Dimensional Emerging Markets Value Fund	$119,847

*	Average Notional Value of contracts

The following is a summary of the Fund’s derivative instrument holdings categorized by primary risk exposure as of October 31, 2020 (amounts in thousands):

	Asset Derivatives Value
	Total Value at October 31, 2020	Equity Contracts *,(1)
Dimensional Emerging Markets Value Fund	$434	$434

	Liability Derivatives Value
	Total Value at October 31, 2020	Equity Contracts (2)
Dimensional Emerging Markets Value Fund.	$(824)	$(824)

(1)	Presented on Statement of Assets and Liabilities as Receivables: Futures Margin Variation.
(2)	Presented on Statement of Assets and Liabilities as Payables: Futures Margin Variation.
*	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s margin variation is reported within the Statement of Assets and Liabilities.

The following is a summary of the realized and change in unrealized gains and losses from the Fund’s derivative instrument holdings categorized by primary risk exposure for the year ended October 31, 2020 (amounts in thousands):

	Realized Gain (Loss) on Derivatives
	Total	Equity Contracts (1)
Dimensional Emerging Markets Value Fund.	$32,312	$32,312

	Change in Unrealized Appreciation (Depreciation) on Derivatives
	Total	Equity Contracts (2)
Dimensional Emerging Markets Value Fund.	$(3,697)	$(3,697)

(1)	Presented on Statement of Operations as Net Realized Gain (Loss) on: Futures.
(2)	Presented on Statement of Operations as Change in Unrealized Appreciation (Depreciation) of: Futures.

G. Line of Credit and Interfund Lending Program:

The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective April 8, 2020, with its domestic custodian bank. A line of credit with similar terms was in effect through April 8, 2020. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on April 7, 2021.

The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective January 2, 2020. A line of credit with similar terms was in effect through January 2, 2020. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit agreement expires on January 1, 2021.

For the year ended October 31, 2020, borrowings by the Fund under the lines of credit were as follows (amounts in thousands, except percentages and days):

	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding*	Interest Expense Incurred	Maximum Amount Borrowed During the Period	Outstanding Borrowings as of 10/31/2020
Dimensional Emerging Markets Value Fund	1.06%	$19,685	19	$9	$82,821	—

*	Number of Days Outstanding represents the total of single or consecutive days during the year ended October 31, 2020, that the Fund’s available line of credit was used.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among certain portfolios managed by the Advisor (portfolios that operate as feeder funds do not participate in the program). The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice.

The Fund did not use the interfund lending program during the year ended October 31, 2020.

H. Affiliated Trades:

Cross trades for the year ended October 31, 2020, if any, were executed by the Fund pursuant to procedures adopted by the Board of Trustees of the Fund to ensure compliance with Rule 17a-7 under the Investment Company Act of 1940 (the “1940 Act”). Cross trading is the buying or selling of portfolio securities between series of investment companies, or between a series of an investment company and another entity, that are or could be considered affiliates by virtue of a common investment advisor (or affiliated investment advisors), common Trustees and/or common Officers. At its regularly scheduled meetings, the CCO certifies to the Board that the 17a-7 transactions entered into by the Fund complied with the Rule 17a-7 Procedures adopted by the Board of Trustees of the Fund.

For the year ended October 31, 2020, cross trades by the Fund under Rule 17a-7 were as follows (amounts in thousands):

Portfolio	Purchases	Sales	Realized Gain (Loss)
Dimensional Emerging Markets Value Fund	$1,000	$5,517	$270

I. Securities Lending:

As of October 31, 2020, the Fund had securities on loan to brokers/dealers, for which the Fund received cash collateral. The Fund also received non-cash collateral consisting of short- and/or long-term U.S. Treasuries and U.S. government agency securities as follows (amount in thousands):

Non-Cash Collateral Market Value
Dimensional Emerging Markets Value Fund.	$324,063

The Fund invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral in an amount (i) equal to at least 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) generally equal to 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) generally equal to 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Fund’s collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities, and such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the option of the lending agent, to replace the securities. In the event of the bankruptcy of the borrower, the Fund could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value.

Subject to its stated investment policies, the Fund will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the “Money Market Series”), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Income received from the Money Market Series is netted with fees for securities lending and collateral investment expenses and with other payments to and from borrowers of securities. The Fund also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated or unaffiliated money market funds that are registered or unregistered. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. Additionally, the Fund will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or, other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible for taxation at qualified dividend income rates.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2020 (amounts in thousands):

	Remaining Contractual Maturity of the Agreements As of October 31, 2020
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions Dimensional Emerging Markets Value Fund
Common Stocks.	$229,200	—	—	—	$229,200

J. Indemnitees; Contractual Obligations:

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

K. Recently Issued Accounting Standards:

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2017-08 which changes the amortization period for a callable debt security from the maturity date to the earliest call date. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Fund’s adoption of ASU 2017-08 disclosure requirements are reflected within these financial statements prepared as of October 31, 2020 and management has concluded that the change in accounting principle does not materially impact the financial statement amounts.

In August 2018, the FASB issued ASU No. 2018-13, “Fair Value Measurements” (“ASU 2018-13”). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurement. ASU 2018-13 does not change fair value measurements already required or permitted by existing standards. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Fund’s early adoption of all of the ASU 2018-13 disclosure requirements are reflected within these financial statements prepared as of October 31, 2020.

On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced the intention to phase out the use of London Interbank Offered Rate (“LIBOR”) by the end of 2021. In the interim, there remains uncertainty regarding the impact the transition to replacement rates may have on the value of LIBOR-based investments. In March 2020, the FASB issued ASU 2020-04 which provides optional guidance to ease the potential accounting burden associated with transitioning away from the LIBOR and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

L. Coronavirus (COVID-19) Pandemic:

The continued worldwide spread of novel coronavirus (COVID-19) and its impact on international business operations, supply chains, travel, commodity prices, consumer confidence and business forecasts, and the associated impact on domestic and international equity markets and fixed income yields, has caused uncertainty for the global economy and financial markets. If market expectations regarding the impact of COVID-19 worsen, or if expected returns change because investors demand higher returns to invest in these uncertain times, there may be a detrimental impact on returns in the near term.

M. Other:

The Fund is subject to claims and suits that arise from time to time in the ordinary course of business (for example, in The Tribune Company Bankruptcy, certain creditors have filed actions against all shareholders of The Tribune Company who tendered shares when The Tribune Company went private in 2007 in a leveraged buy-out transaction, seeking the return of proceeds received by the shareholders). Although management currently believes that resolving claims against the Fund, individually or in aggregate, will not have a material adverse impact on the Fund’s financial position, results of operations, or cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

N. Subsequent Event Evaluations:

On November 12, 2020, President Trump issued an Executive Order titled “Addressing the Threat from Securities Investments that Finance Communist Chinese Military Companies” (the “Order”). Beginning January 11, 2021, the Order will prohibit U.S. entities from participating in certain types of transactions involving securities of Chinese companies known to be associated with the Chinese military. Management is currently evaluating the Order’s effect on the Funds.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Dimensional Emerging Markets Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the summary schedule of portfolio holdings, of Dimensional Emerging Markets Value Fund (the “Fund”) as of October 31, 2020, the related statement of operations for the year ended October 31, 2020, the statement of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the five years in the period ended October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, brokers and transfer agent of the investee fund; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 18, 2020

We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P. investment company group since 1981.

FUND MANAGEMENT

(Unaudited)

Trustees/Directors

Each Board of Trustees/Directors (each, the “Board” and collectively, the “Boards”) of The DFA Investment Trust Company (“DFAITC”), DFA Investment Dimensions Group Inc. (“DFAIDG”), Dimensional Investment Group Inc. (“DIG”), and Dimensional Emerging Markets Value Fund (“DEM”) (each, the “Fund” and collectively, the “Funds”) is responsible for establishing the Funds’ policies and for overseeing the management of the Funds. The Trustees/ Directors of the Funds, including all of the disinterested Trustees/Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between portfolios of the Funds (the “Feeder Portfolios”) that invest in certain series of DFAITC or DEM (the “Master Funds”).

Each Board has three standing committees, an Audit Committee, a Nominating Committee, and an Investment Strategy Committee (the “Strategy Committee”). The Audit Committee is composed of George M. Constantinides, Roger G. Ibbotson, Abbie J. Smith and Ingrid M. Werner. Each member of the Audit Committee is a disinterested Trustee/Director. The Audit Committee oversees the Fund’s accounting and financial reporting policies and practices, the Fund’s internal controls, the Fund’s financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of each Fund’s independent registered certified public accounting firm and acts as a liaison between the Fund’s independent registered certified public accounting firm and the full Board. There were two Audit Committee meetings held during the fiscal year ended October 31, 2020.

Each Board’s Nominating Committee is composed of George M. Constantinides, Roger G. Ibbotson, Myron S. Scholes, Abbie J. Smith, Douglas W. Diamond, Darrell Duffie and Ingrid M. Werner. Each member of the Nominating Committee is a disinterested Trustee/Director. The Nominating Committee for each Board makes recommendations for nominations of disinterested and interested members on the Board to the disinterested Board members and to the full Board. The Nominating Committee evaluates a candidate’s qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers. The Nominating Committee did not meet during the fiscal year ended October 31, 2020.

Each Board’s Strategy Committee is composed of Gerard K. O’Reilly, Douglas W. Diamond, Myron S. Scholes and Darrell Duffie. The Strategy Committee assists the Board in carrying out its fiduciary duties with respect to the oversight of the Fund and its performance. At the request of the Board or the Advisor, the Strategy Committee (i) reviews the design of possible new series of the Fund, (ii) reviews performance of existing portfolios of the Funds and discusses and recommends possible enhancements to the portfolios’ investment strategies, (iii) reviews proposals by the Advisor to modify or enhance the investment strategies or policies of each portfolio, and (iv) considers issues relating to investment services for each portfolio of the Fund. There were three Strategy Committee meetings held during the fiscal year ended October 31, 2020.

Certain biographical information for each disinterested Trustee/Director and interested Trustee/Director of the Funds is set forth in the tables below, including a description of each Trustee/Director’s experience as a Trustee/Director of the Funds and as a Director or Trustee of other funds, as well as other recent professional experience.

The statements of additional information (together, “SAI”) of the Funds include additional information about each Trustee/Director. You may obtain copies of the SAI and prospectus of each Fund advised by Dimensional Fund Advisors LP by calling collect (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746. Prospectuses are also available at http://us.dimensional.com.

Disinterested Directors

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships of Public Companies Held During Past 5 Years

George M. Constantinides University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1947	Director	DFAIDG - Since 1983; DIG & DEM – Since 1993; DFAITC – Since 1992	Leo Melamed Professor of Finance, University of Chicago Booth School of Business (since 1978).	132 portfolios in 5 investment companies	None

Douglas W. Diamond c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1953	Director	Since 2017 for the Funds	Merton H. Miller Distinguished Service Professor of Finance, University of Chicago Booth School of Business (since 1988). Visiting Scholar, Federal Reserve Bank of Richmond (since 1990). Formerly, Fischer Black Visiting Professor of Financial Economics, Alfred P. Sloan School of Management, Massachusetts Institute of Technology (2015 to 2016).	132 portfolios in 5 investment companies	None

Darrell Duffie c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1954	Director	Since March 2019 for the Funds	Dean Witter Distinguished Professor of Finance, Graduate School of Business, Stanford University (since 1984).	132 portfolios in 5 investment companies	Formerly, Director, Moody’s Corporation (financial information and information technology) (2008-April 2018).

Roger G. Ibbotson Yale School of Management 165 Whitney Avenue New Haven, CT 06511 1943	Director	DFAIDG - Since 1981; DIG & DEM – Since 1993; DFAITC – Since 1992	Professor in Practice Emeritus of Finance, Yale School of Management (since 1984). Chairman and Partner, Zebra Capital Management, LLC (hedge fund and asset manager) (since 2001). Formerly, Consultant to Morningstar, Inc. (2006 - 2016).	132 portfolios in 5 investment companies	None

Myron S. Scholes c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1941	Director	DFAIDG - Since 1981; DIG & DEM – Since 1993; DFAITC – Since 1992	Chief Investment Strategist, Janus Henderson Investors (since 2014). Frank E. Buck Professor of Finance, Emeritus, Graduate School of Business, Stanford University (since 1981).	132 portfolios in 5 investment companies	Formerly, Adviser, Kuapay, Inc. (2013-2014). Formerly, Director, American Century Fund Complex (registered investment companies) (43 Portfolios) (1980-2014).

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships of Public Companies Held During Past 5 Years
Abbie J. Smith University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1953	Director	Since 2000 for the Funds	Boris and Irene Stern Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (since 1980).	132 portfolios in 5 investment companies	Director (since 2000) and formerly, Lead Director (2014- 2017), HNI Corporation (office furniture); Director, Ryder System Inc. (transportation, logistics and supply-chain management) (since 2003); and Trustee, UBS Funds (3 investment companies within the fund complex) (19 portfolios) (since 2009).
Ingrid M. Werner c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1961	Director	Since March 2019 for the Funds	Martin and Andrew Murrer Professor of Finance, Fisher College of Business, The Ohio State University (since 1998). Adjunct Member, the Prize Committee for the Swedish Riksbank Prize in Economic Sciences in Memory of Alfred Nobel (annual award for significant scientific research contribution) (since January 2018). President, Western Finance Association (global association of academic researchers and practitioners in finance) (since June 2018). Director, American Finance Association (global association of academic researchers and practitioners in finance) (since January 2019). Member, Economic Advisory Committee, FINRA (since 2017). Chairman, Scientific Advisory Board, Swedish House of Finance (institute supporting academic research in finance) (since 2014). Member, Scientific Board, Danish Finance Institute (institute supporting academic research in finance) (since 2017). Member, Academic Board, Mistra Financial Systems (organization funding academic research on environment, governance and climate/sustainability in finance) (since 2016). Fellow, Center for Analytical Finance (academic research) (since 2015). Associate Editor, Journal of Finance (since 2016).	132 portfolios in 5 investment companies	Director, Fourth Swedish AP Fund (pension fund asset management) (since 2017).

Interested Director

The following interested Director is described as such because he is deemed to be an “interested person,” as that term is defined under the 1940 Act, due to his position with the Advisor.

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships of Public Companies Held During Past 5 Years

David G. Booth 6300 Bee Cave Road, Building One Austin, TX 78746 1946	Chairman and Director	DFAIDG - Since 1981; DIG & DFAITC – Since 1992; DEM – Since 1993	Chairman, Director/Trustee, and formerly, President and Co-Chief Executive Officer (each until March 2017) of “DEM, DFAIDG, “DIG and DFAITC. Executive Chairman, and formerly, President and Co- Chief Executive Officer (each until February 2017) of Dimensional Holdings Inc., Dimensional Fund Advisors LP, Dimensional Investment LLC and DFA Securities LLC (collectively with DEM, DFAIDG, DIG and DFAITC, the “DFA Entities”). Formerly, Chairman and Director (2009-2018) and Co-Chief Executive Officer (2010 – June 2017) of Dimensional Fund Advisors Canada ULC. Trustee, University of Chicago (since 2002). Trustee, University of Kansas Endowment Association (since 2005). Member of Hoover Institution Board (since September 2019). Formerly, Director of Dimensional Fund Advisors Ltd. (2002 – July 2017), DFA Australia Limited (1994 – July 2017), Dimensional Advisors Ltd. (2012 – July 2017), Dimensional Funds plc (2006 – July 2017) and Dimensional Funds II plc (2006 – July 2017). Formerly, Director and President of Dimensional Japan Ltd. (2012 – April 2017). Formerly, President, Dimensional SmartNest (US) LLC (2009-2014); and Limited Partner, VSC Investors, LLC (2007-2015). Formerly, Chairman, Director, President and Co-Chief Executive Officer of Dimensional Cayman Commodity Fund I Ltd. (2010-September 2017).	132 portfolios in 5 investment companies	None

1	Each Director holds office for an indefinite term until his or her successor is elected and qualified.
2

Each Director is a director or trustee of each of the five registered investment companies within the DFA Fund Complex, which include: DFAIDG; DIG; DFAITC; DEM; and Dimensional ETF Trust. Each disinterested Director also serves on the Independent Review Committee of the Dimensional Funds, mutual funds registered in the provinces of Canada and managed by the Advisor’s affiliate, Dimensional Fund Advisors Canada ULC.

Officers

Below is the name, year of birth, information regarding positions with the Funds and the principal occupation for each officer of the Funds. The address of each officer is 6300 Bee Cave Road, Building One, Austin, TX 78746. Each of the officers listed below holds the same office (except as otherwise noted) in the DFA Entities.

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

Valerie A. Brown 1967	Vice President and Assistant Secretary	Since 2001

Vice President and Assistant Secretary of

•  all the DFA Entities (since 2001)

•  DFA Australia Limited (since 2002)

•  Dimensional Fund Advisors Ltd. (since 2002)

•  Dimensional Cayman Commodity Fund I Ltd. (since 2010)

•  Dimensional Fund Advisors Pte. Ltd. (since 2012)

•  Dimensional Hong Kong Limited (since 2012)

•  Dimensional ETF Trust (since June 2020)

Director, Vice President and Assistant Secretary (since 2003) of

•  Dimensional Fund Advisors Canada ULC

Ryan P. Buechner 1982	Vice President and Assistant Secretary	Since September 2019

Vice President and Assistant Secretary of

•  DFAIDG, DIG, DFAITC and DEM (since September 2019)

•  Dimensional ETF Trust (since June 2020)

Vice President (since January 2018) of

•  Dimensional Holdings Inc.

•  Dimensional Fund Advisors LP

•  Dimensional Investment LLC

•  DFA Securities LLC

David P. Butler 1964	Co-Chief Executive Officer	Since 2017

Co-Chief Executive Officer of

•  all the DFA entities (since 2017)

•  Dimensional ETF Trust (since June 2020)

Director (since 2017) of

•  Dimensional Holdings Inc.

•  Dimensional Fund Advisors Canada ULC

•  Dimensional Japan Ltd.

•  Dimensional Advisors Ltd.

•  Dimensional Fund Advisors Ltd.

•  DFA Australia Limited

Director and Co-Chief Executive Officer (since 2017) of

•  Dimensional Cayman Commodity Fund I Ltd.

Head of Global Financial Advisor Services (since 2007) for

•  Dimensional Fund Advisors LP

Formerly, Vice President (2007 – 2017) of

•  all the DFA Entities

Stephen A. Clark 1972	Executive Vice President	Since 2017

Executive Vice President of

•  all the DFA entities (since 2017)

•  Dimensional ETF Trust (since June 2020)

Director and Vice President (since 2016) of

•  Dimensional Japan Ltd.

President and Director (since 2016) of

•  Dimensional Fund Advisors Canada ULC

Vice President (since 2008) and Director (since 2016) of

•  DFA Australia Limited

Director (since 2016) of

•  Dimensional Advisors Ltd.

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

•  Dimensional Fund Advisors Pte. Ltd.

•  Dimensional Hong Kong Limited

Vice President (since 2016) of

•  Dimensional Fund Advisors Pte. Ltd.

Formerly, Vice President (2004 – 2017) of

•  all the DFA Entities

Formerly, Vice President (2010 – 2016) of

•  Dimensional Fund Advisors Canada ULC

Formerly, Head of Institutional, North America (2012 – 2013) and Head of Global Institutional Services (2014-2018) for

•  Dimensional Fund Advisors LP

Randy Olson 1980	Chief Compliance Officer	Since August 2020

Chief Compliance Officer (since August 2020)

•  DFA Investment Dimensions Group Inc.

•  Dimensional Investment Group Inc.

•  The DFA Investment Trust Company

•  Dimensional Emerging Markets Value Fund

Chief Compliance Officer (since September 2020)

•  Dimensional ETF Trust

Formerly, Vice President – Senior Compliance Officer

•  Dimensional Investment Advisors LP (January 2020 – August 2020 and July 2014 – March 2017)

Formerly, Vice President – Head of Compliance & Operations Asia Ex-Japan

•  Dimensional Investment Advisors LP (April 2017 – January 2020)

Lisa M. Dallmer 1972	Vice President, Chief Financial Officer, and Treasurer	Since March 2020

Vice President, Chief Financial Officer, and Treasurer of

•  the DFA Fund Complex (since March 2020)

•  Dimensional ETF Trust (since June 2020)

Executive Vice President (since January 2020)

•  Dimensional Holdings Inc.

•  Dimensional Fund Advisors LP

•  Dimensional Investments LLC

•  DFA Securities LLC

Chief Operating Officer (since December 2019)

•  Dimensional Holdings Inc.

•  Dimensional Fund Advisors LP

•  Dimensional Investments LLC

•  DFA Securities LLC

Formerly, Interim Chief Financial Officer and Treasurer (April 2020 - September 2020)

•  Dimensional Fund Advisors Canada ULC

Jeff J. Jeon 1973	Vice President	Since 2004

Vice President (since 2004) and Assistant Secretary (2017-2019) of

•  all the DFA Entities

Vice President (since June 2020)

•  Dimensional ETF Trust

Vice President and Assistant Secretary (since 2010) of

•  Dimensional Cayman Commodity Fund I Ltd.

Joy Lopez 1971	Vice President and Assistant Treasurer	Vice President since 2015 and Assistant Treasurer since 2017	Vice President (since 2015) of • all the DFA Entities Assistant Treasurer (since 2017) of • the DFA Fund Complex Vice President and Assistant Treasurer (since June 2020)

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
• Dimensional ETF Trust Formerly, Senior Tax Manager (2013 – 2015) for • Dimensional Fund Advisors LP

Kenneth M. Manell 1972	Vice President	Since 2010	Vice President of • all the DFA Entities (since 2010) • Dimensional ETF Trust (since June 2020) • Dimensional Cayman Commodity Fund I Ltd. (since 2010)

Catherine L. Newell 1964	President and General Counsel	President since 2017 and General Counsel since 2001

President of

•  the DFA Fund Complex (since 2017)

•  Dimensional ETF Trust (since June 2020)

General Counsel (since 2001) of

•  all the DFA Entities (since 2001)

•  Dimensional ETF Trust (since June 2020)

Executive Vice President (since 2017) and Secretary (since 2000) of

•  Dimensional Fund Advisors LP

•  Dimensional Holdings Inc.

•  DFA Securities LLC

•  Dimensional Investment LLC

Director (since 2002), Vice President (since 1997) and Secretary (since 2002) of

•  DFA Australia Limited

•  Dimensional Fund Advisors Ltd.

Vice President and Secretary of

•  Dimensional Fund Advisors Canada ULC (since 2003)

•  Dimensional Cayman Commodity Fund I Ltd. (since 2010)

•  Dimensional Japan Ltd. (since 2012)

•  Dimensional Advisors Ltd (since 2012)

•  Dimensional Fund Advisors Pte. Ltd. (since 2012)

Director of

•  Dimensional Funds plc (since 2002)

•  Dimensional Funds II plc (since 2006)

•  Director of Dimensional Japan Ltd. (since 2012)

•  Dimensional Advisors Ltd. (since 2012)

•  Dimensional Fund Advisors Pte. Ltd. (since 2012)

•  Dimensional Hong Kong Limited (since 2012)

•  Dimensional Ireland Limited (since 2019)

Formerly, Vice President and Secretary (2010 – 2014) of

•  Dimensional SmartNest (US) LLC

Formerly, Vice President (1997 – 2017) and Secretary (2000 – 2017) of

•  the DFA Fund Complex

Formerly, Vice President of

•  Dimensional Fund Advisors LP (1997 – 2017)

•  Dimensional Holdings Inc. (2006 – 2017)

•  DFA Securities LLC (1997 – 2017)

•  Dimensional Investment LLC (2009 – 2017)

Carolyn L. O 1974	Vice President and Secretary	Vice President since 2010 and Secretary since 2017

Vice President (since 2010) and Secretary (since 2017) of

•  the DFA Fund Complex

Vice President and Secretary of

•  Dimensional ETF Trust (since June 2020)

Vice President (since 2010) and Assistant Secretary (since 2016) of

•  Dimensional Fund Advisors LP

•  Dimensional Holdings Inc.

•  Dimensional Investment LLC

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
Vice President of • DFA Securities LLC (since 2010) • Dimensional Cayman Commodity Fund I Ltd. (since 2010) • Dimensional Fund Advisors Canada ULC (since 2016)

Gerard K. O’Reilly 1976	Co-Chief Executive Officer and Chief Investment Officer	Co-Chief Executive Officer and Chief Investment Officer since 2017

Co-Chief Executive Officer and Chief Investment Officer of

•  all the DFA Entities (since 2017)

•  Dimensional Fund Advisors Canada ULC (since 2017)

•  Dimensional ETF Trust (since June 2020)

Director, Chief Investment Officer and Vice President (since 2017) of

•  DFA Australia Limited

Chief Investment Officer (since 2017) and Vice President (since 2016) of

•  Dimensional Japan Ltd.

Director, Co-Chief Executive Officer and Chief Investment Officer (since 2017) of

•  Dimensional Cayman Commodity Fund I Ltd.

Director of

•  Dimensional Funds plc (since 2014)

•  Dimensional Fund II plc (since 2014)

•  Dimensional Holdings Inc. (since 2017)

•  Dimensional Ireland Limited (since 2019)

Formerly, Co-Chief Investment Officer of

•  Dimensional Japan Ltd. (2016 – 2017)

•  DFA Australia Limited (2014 – 2017)

Formerly, Executive Vice President (2017) and Co-Chief Investment Officer (2014 – 2017) of

•  all the DFA Entities

Formerly, Vice President (2007 – 2017) of

•  all the DFA Entities

Formerly, Vice President and Co-Chief Investment Officer (2014 – 2017) of

•  Dimensional Fund Advisors Canada ULC

Formerly, Director (2017 – 2018) of

•  Dimensional Fund Advisors Pte. Ltd.

James J. Taylor 1983	Vice President and Assistant Treasurer	Since March 2020

Vice President and Assistant Treasurer of

•  the DFA Fund Complex (since March 2020)

•  Dimensional ETF Trust (since June 2020)

Vice President (since 2016) of

•  Dimensional Holdings Inc.

•  Dimensional Fund Advisors LP

•  Dimensional Investment LLC

•  DFA Securities LLC

Formerly, Accounting Manager (2015-2016)

•  Dimensional Fund Advisors LP

[1]	Each officer holds office for an indefinite term at the pleasure of the Boards of Directors/Trustees and until his or her successor is elected and qualified.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses in voting proxies relating to securities held in the portfolio is available (1) without charge, upon request, by calling collect: (512) 306-7400; (2) from the Advisor’s website at http://us.dimensional.com; and (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC’s website at http://www.sec.gov and from the Advisor’s website at http://us.dimensional.com and reflects the twelve-month period beginning July 1st and ending June 30th.

NOTICE TO SHAREHOLDERS

(Unaudited)

For shareholders that do not have an October 31, 2020 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2020 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year November 01, 2019 to October 31, 2020, each Portfolio is designating the following items with regard to distributions paid during the fiscal year. All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change. For each item, it is the intention of the Portfolio to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder. The fund designates the maximum amount allowable as Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).

DFA Investment Dimensions Group Inc.	Net Investment Income Distributions	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions	Return of Capital	Tax-Exempt Interest	Total Distributions	Qualifying For Corporate Dividends Received Deduction (1)	Qualifying Dividend Income (2)	U.S. Government Interest (3)	Foreign Tax Credit (4)	Foreign Source Income (5)	Qualifying Interest Income (6)	Qualifying Short- Term Capital Gain (7)
Large Cap International Portfolio	100%	—	—	—	—	100%	—	94%	—	7%	100%	—	—
International Core Equity Portfolio	100%	—	—	—	—	100%	—	100%	—	7%	100%	—	—
Global Small Company Portfolio	100%	—	—	—	—	100%	—	48%	—	4%	53%	—	—
International Small Company Portfolio	47%	—	53%	—	—	100%	—	100%	—	7%	88%	—	—
Japanese Small Company Portfolio	61%	—	39%	—	—	100%	—	90%	—	8%	94%	—	—
Asia Pacific Small Company Portfolio	100%	—	—	—	—	100%	—	28%	—	1%	78%	—	—
United Kingdom Small Company Portfolio	23%	16%	61%	—	—	100%	—	100%	—	—	97%	—	—
Continental Small Company Portfolio	100%	—	—	—	—	100%	—	100%	—	14%	93%	—	—
DFA International Real Estate Securities Portfolio	100%	—	—	—	—	100%	—	—	—	2%	(95%)	—	—
DFA Global Real Estate Securities Portfolio	85%	—	15%	—	—	100%	—	—	—	—	—	—	—
DFA International Small Cap Value Portfolio	52%	—	48%	—	—	100%	—	100%	—	9%	91%	—	—
International Vector Equity Portfolio	100%	—	—	—	—	100%	—	100%	—	9%	92%	—	—
International High Relative Profitability Portfolio	100%	—	—	—	—	100%	—	89%	—	8%	100%	—	—
World ex U.S. Value Portfolio	100%	—	—	—	—	100%	—	100%	—	8%	90%	—	—
World ex U.S. Core Equity Portfolio	100%	—	—	—	—	100%	—	92%	—	8%	97%	—	—
World Core Equity Portfolio	91%	—	9%	—	—	100%	—	57%	—	—	—	—	—
Selectively Hedged Global Equity Portfolio	100%	—	—	—	—	100%	—	55%	—	—	—	—	—
Emerging Markets Portfolio	100%	—	—	—	—	100%	—	92%	—	8%	94%	—	—
Emerging Markets Small Cap Portfolio	76%	—	24%	—	—	100%	—	96%	—	4%	69%	—	—
Emerging Markets Value Portfolio	100%	—	24%	—	—	100%	—	100%	—	8%	94%	—	—
Emerging Markets Core Equity Portfolio	100%	—	—	—	—	100%	—	80%	—	7%	96%	—	—

See accompanying Notes to Financial Statements.

DFA Investment Dimensions Group Inc.	Net Investment Income Distributions	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions	Return of Capital	Tax-Exempt Interest	Total Distributions	Qualifying For Corporate Dividends Received Deduction (1)	Qualifying Dividend Income (2)	U.S. Government Interest (3)	Foreign Tax Credit (4)	Foreign Source Income (5)	Qualifying Interest Income (6)	Qualifying Short- Term Capital Gain (7)
Emerging Markets Targeted Value Portfolio	67%	33%	—	—	—	100%	—	31%	—	5%	71%	—	—
Dimensional Investment Group Inc.
DFA International Value Portfolio	100%	—	—	—	—	100%	—	100%	—	7%	97%	—	—

(1)

Qualifying Dividends represents dividends that qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). Please note that these percentages are designated only, refer to your 1099 for actual qualified dividend income.

(3)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax.

(4)	“Foreign Tax Credit” represents dividends which qualify for the foreign tax credit pass through and is reflected as a percentage of investment company taxable income.
(5)

“Foreign Source Income” represents the portion of dividends derived from foreign sources, and is reflected as a percentage of investment company taxable income. (6) The percentage in this column represents the amount of “Qualifying Interest Income” as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(7)

The percentage in this column represents the amount of “Qualifying Short-Term Capital Gain” as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

See accompanying Notes to Financial Statements.

DFA103120-001AI 00253043

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted, as of the end of the period covered by this Form N-CSR (the “Report”), a code of ethics that applies to the Registrant’s Co-Principal Executive Officers and Principal Financial Officer (the “Code of Business Ethics”). The Registrant has not made any substantive amendments to the Code of Business Ethics during the period covered by this Report. The Registrant also has not granted any waiver from any provisions of the Code of Business Ethics during the period covered by this Report. A copy of the Code of Business Ethics is filed as an exhibit to this Report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Trustees has determined that Abbie J. Smith possesses the technical attributes to qualify as an “audit committee financial expert” serving on the Registrant’s Audit Committee and has designated Ms. Smith as the “audit committee financial expert.” Ms. Smith earned a Ph.D. in Accounting, and has taught Accounting at the graduate level since 1980. Ms. Smith’s education and career have provided her with an understanding of generally accepted accounting principles and financial statements; the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves; and experience preparing, analyzing and evaluating financial statements that present a breadth and level of complexity of issues that can reasonably be expected to be raised by the Registrant’s financial statements. In addition, Ms. Smith has served on the boards of directors and audit committees of entities other than the Registrant. Ms. Smith is independent under the standards set forth in Item 3 of Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

Fiscal Year Ended October 31, 2020: $21,254 Fiscal Year Ended October 31, 2019: $21,167

(b)	Audit-Related Fees

Fees for Registrant	Fiscal Year Ended October 31, 2020: $1,728
Fiscal Year Ended October 31, 2019: $1,742

For fiscal years ended October 31, 2020 and October 31, 2019, Audit-Related Fees included fees for services related to limited procedures performed in connection with the production of the Registrant’s semi-annual financial statements.

Audit-Related Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X

Fiscal Year Ended October 31, 2020: $215,000
Fiscal Year Ended October 31, 2019: $210,000

For the fiscal years ended October 31, 2020 and October 31, 2019, Audit-Related Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X included fees for services rendered in connection with the issuance of a Type II SSAE 16 over controls at the Registrant’s investment adviser.

(c)	Tax Fees

Fees for Registrant	Fiscal Year Ended October 31, 2020: $0
Fiscal Year Ended October 31, 2019: $0

There were no Tax Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)	All Other Fees

Fees for Registrant	Fiscal Year Ended October 31, 2020: $0
Fiscal Year Ended October 31, 2019: $0

There were no “All Other Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)(1) Audit Committee’s Pre-Approval Policies and Procedures

Pre-Approval Policies and Procedures

as adopted by the

Audit Committees

of

DFA Investment Dimensions Group Inc.

Dimensional Emerging Markets Value Fund

Dimensional Investment Group Inc.

The DFA Investment Trust Company

(together, the “Funds”)

The Sarbanes-Oxley Act of 2002 (the “Act”) and the rules (the “Rules”) adopted by the U.S. Securities and Exchange Commission (the “SEC”) require that the Funds’ Audit Committees (together, the “Committee”) pre-approve all audit services and non-audit services provided to the Funds by their independent registered public accounting firm (the “Auditor”). The Act and the Rules also require that the Committee pre-approve all non-audit services provided by the Auditor to Dimensional Fund Advisors LP (“Dimensional”), the Funds’ investment advisor, and to affiliates of Dimensional that provide ongoing services to the Funds (with Dimensional, together the “Service Affiliates”) if the services directly impact the Funds’ operations and financial reporting.

The following policies and procedures govern the ways in which the Committee will pre-approve audit and various types of non-audit services that the Auditor provides to the Funds and to Service Affiliates. These policies and procedures do not apply in the case of audit services that the Auditor provides to Service Affiliates, nor do they apply to services that an audit firm other than the Auditor provides to such entities.

These policies and procedures comply with the requirements for pre-approval, but also provide mechanisms by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations. Pre-approval of non-audit services may be achieved through a combination of the procedures described in Sections C and D below.

A.	General

1.	The Committee must pre-approve all audit services and non-audit services that the Auditor provides to the Funds.

2.

The Committee must pre-approve any engagement of the Auditor to provide non-audit services to any Service Affiliate during the period of the Auditor’s engagement to provide audit services to the Funds, if the non-audit services to the Service Affiliate directly impact the Funds’ operations and financial reporting.

B.	Pre-Approval of Audit Services to the Funds

1.

The Committee shall approve the engagement of an independent registered public accounting firm to certify the Funds’ financial statements for each fiscal year (the “Engagement”). The approval of the Engagement shall not be delegated to a Designated Member (as that term is defined in Section D below). In approving the Engagement, the Committee shall obtain, review and consider sufficient information concerning the proposed Auditor to enable the Committee to make a reasonable evaluation of the Auditor’s qualifications and independence. The Committee also shall consider the Auditor’s proposed fees for the Engagement, in light of the scope and nature of the audit services that the Funds will receive.

2.

The Committee shall report to the Boards of Directors/Trustees of the Funds (together, the “Board”) regarding its approval of the Engagement and of the proposed fees for the Engagement, and the basis for such approval.

3.

Unless otherwise in accordance with applicable law, the Engagement, in any event, shall require that the Auditor be selected by the vote, cast in person, of a majority of the members of the Board who are not “interested persons” of the Funds (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940) (the “Independent Directors”).

C.	Pre-Approval of Non-Audit Services to the Funds and to Service Affiliates—by Types of Services

1.	The Committee may pre-approve types of non-audit services (including tax services) to the Funds and their Service Affiliates pursuant to this Section C.

2.

Annually, at such time as the Committee considers the Engagement of the Auditor, management of the Funds, in consultation with the Auditor, shall provide to the Committee, for its consideration and action, the following: (a) a list of those types of non-audit services, if any, that the Funds may request from the Auditor during the fiscal year; and (b) a list of those types of non-audit services directly impacting the Funds’ operations and financial reporting that Service Affiliates may request from the Auditor during the fiscal year.

3.

The lists submitted to the Committee shall describe the types of non-audit services in reasonable detail (which may include a range of tax services) and shall include an estimated budget (or budgeted range) of fees, where possible, and such other information as the Committee may request. If management and the Auditor desire the Committee to preapprove the furnishing of a range of tax services, the Auditor shall provide an estimated range of fees for such tax services for the consideration and approval by the Committee.

4.

The Committee’s pre-approval of the types of non-audit services submitted pursuant to this Section C shall constitute authorization for management of the Funds to utilize the Auditor for the types of non-audit services so pre-approved, if needed or desired during the fiscal year.

5.

A list of the types of non-audit services pre-approved by the Committee pursuant to this Section C will be distributed to management of the Service Affiliates and the appropriate partners of the Auditor. Periodically, the Auditor will discuss with the Committee those non-audit services that have been or are being provided pursuant to this Section C.

D.	Pre-Approval of Non-Audit Services to the Funds and to Service Affiliates—Project-by-Project Basis

1.	The Committee also may pre-approve non-audit services on a project-by-project basis pursuant to this Section D.

2.

Management of the Funds, in consultation with the Auditor, may submit either to the Committee or to the Designated Member, as provided in this Section D, for their consideration and action, a pre-approval request identifying one or more non-audit service projects. The request so submitted shall describe the project(s) in reasonable detail and shall include an estimated budget (or budgeted range) of fees and such other information as the Committee or the Designated Member, as appropriate, shall request.

3.

The Committee, from time to time, shall designate one or more of its members who are Independent Directors (each a “Designated Member”) to consider, on the Committee’s behalf, any non-audit services, whether to the Funds or to any Service Affiliate, that have not been pre-approved by the Committee. The Designated Member also shall review, on the Committee’s behalf, any proposed material change in the nature or extent of any non-audit services previously approved. The Funds’ management, in consultation with the Auditor, shall explain why such non-audit services or material change in non-audit services are necessary and appropriate and the anticipated costs thereof.

4.	The Designated Member will review the requested non-audit services or proposed material change in such services and will either:

(a)	pre-approve, pre-approve subject to conditions, or disapprove any such requested services, or any proposed material change in services, whether to the Funds or to a Service Affiliate; or

(b)	refer such matter to the full Committee for its consideration and action.

In considering any requested non-audit services or proposed material change in such services, the Designated Member’s authority shall be limited to approving non-audit services or proposed material changes that do not exceed $10,000 in value.

5.

The Designated Member’s pre-approval (or pre-approval subject to conditions) of the requested non-audit services or proposed material change in services pursuant to this Section D shall constitute authorization for the management of the Funds or the Service Affiliate, as the case may be, to utilize the Auditor for the non-audit services so pre-approved. Any action by the Designated Member in approving a requested non-audit service shall be presented for ratification by the Committee not later than at its next scheduled meeting. If the Designated Member does not approve the Auditor providing the requested non-audit service, the matter may be presented to the full Committee for its consideration and action.

E.	Amendment; Annual Review

1.	The Committee may amend these procedures from time to time.

2.	These procedures shall be reviewed annually by the Committee.

F.	Recordkeeping

1.	The Funds shall maintain a written record of all decisions made by the Committee or by a Designated Member pursuant to these procedures, together with appropriate supporting materials.

2.

In connection with the approval of any non-audit service pursuant to the de minimis exception provided in the Rules, a record shall be made indicating that each of the conditions for this exception, as set forth in the Rules, has been satisfied.

3.

A copy of these Procedures (and of any amendments to these Procedures) shall be maintained and preserved permanently in an easily accessible place. The written records referred to in paragraphs 1 and 2 of this Section F shall be maintained and preserved for six years from the end of the fiscal year in which the actions recorded were taken, for at least the first two years in an easily accessible location.

(e)(2)	The fees disclosed in Items 4(b), 4(c) or 4(d) were approved by the Registrant’s Audit Committee but not pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the fiscal year ended October 31, 2020 that were attributed to work performed by persons other than the principal accountant’s full time, permanent employees was not greater than 50%.

(g)	Aggregate Non-Audit Fees

Fiscal Year Ended October 31, 2020: $1,295,854

Fiscal Year Ended October 31, 2019: $1,257,804

(h)

The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

This item is not applicable to the Registrant because it is not a listed issuer.

ITEM 6.	INVESTMENTS.

(a)	The Registrant’s schedule of investments is provided below.

DIMENSIONAL EMERGING MARKETS VALUE FUND

SCHEDULE OF INVESTMENTS

October 31, 2020

		Shares	Value»
COMMON STOCKS — (97.7%)
BRAZIL — (3.8%)
	Alliar Medicos A Frente SA	200,100	$337,571
#	Banco Bradesco SA, ADR	993,591	3,477,568
	Banco Bradesco SA	839,815	2,659,388
	Banco do Brasil SA	3,882,886	20,165,739
	Banco Santander Brasil SA	1,784,006	9,964,777
	BrasilAgro - Co. Brasileira de Propriedades Agricolas	248,284	945,461
	Camil Alimentos SA	625,691	1,318,346
	Cia Brasileira de Distribuicao	765,758	8,267,536
	Cogna Educacao	10,627,610	7,945,773
	Cosan SA	68,601	776,999
	CSU Cardsystem SA	189,200	430,303
	Direcional Engenharia SA	694,257	1,363,601
	Duratex SA	855,561	2,858,356
*	Embraer SA, Sponsored ADR	679,399	2,799,124
	Enauta Participacoes SA	796,973	1,315,336
	Even Construtora e Incorporadora SA	823,256	1,479,234
	Fras-Le SA	22,500	23,724
*	Gafisa SA, ADR	164,984	267,274
	Gerdau SA, Sponsored ADR	6,102,238	23,249,527
	Gerdau SA	823,066	2,596,310
*	Helbor Empreendimentos SA	271,940	424,169
	Industrias Romi SA	248,266	530,891
*	International Meal Co. Alimentacao SA, Class A	464,842	233,314
	Iochpe-Maxion SA	967,506	2,239,211
	JBS SA	622,630	2,110,537
	JHSF Participacoes SA	1,753,405	1,964,882
	Kepler Weber SA	7,000	47,419
*	Marisa Lojas SA	951,350	1,022,984
*	Petro Rio SA	87,499	477,604
#	Petroleo Brasileiro SA, Sponsored ADR	10,919,479	72,177,756
#	Petroleo Brasileiro SA, Sponsored ADR	7,354,006	48,757,060
	Petroleo Brasileiro SA	13,010,994	43,083,137
	Positivo Tecnologia SA	33,500	23,645
	Sao Carlos Empreendimentos e Participacoes SA	58,500	372,128
	Sao Martinho SA	29,200	107,122
	SLC Agricola SA	936,523	4,173,423
	Sul America SA	750,006	5,227,083
# *	Suzano SA, Sponsored ADR	541,108	4,685,993
*	Tecnisa SA	200,248	276,050
	Trisul SA	290,805	533,671
*	Tupy SA	617,802	2,031,723
	Usinas Siderurgicas de Minas Gerais SA Usiminas	549,500	1,129,080
	Vale SA	19,189,949	202,502,886
	Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	333,537	424,336

TOTAL BRAZIL			486,798,051

CHILE — (0.8%)
	Besalco SA	530,993	230,670
	Camanchaca SA	1,334,309	92,928
	CAP SA	903,279	7,462,829
	Cementos BIO BIO SA	665,307	626,568
	Cencosud SA	11,265,168	15,685,834
*	Cia Sud Americana de Vapores SA	48,651,513	1,417,161
	Cristalerias de Chile SA	264,624	1,297,353
	Empresa Nacional de Telecomunicaciones SA	712,006	4,021,677

DIMENSIONAL EMERGING MARKETS VALUE FUND

CONTINUED

		Shares	Value»

CHILE — (Continued)
	Empresas CMPC SA	6,897,137	$14,352,035
	Empresas COPEC SA	1,981,546	15,109,213
	Empresas Hites SA	1,895,532	255,405
*	Empresas La Polar SA	15,891,479	138,287
#	Enel Americas SA, ADR	3,027,895	19,681,318
	Enel Americas SA	29,056,374	3,854,856
	Enel Chile SA, ADR	928,544	3,092,052
	Grupo Security SA	3,945,934	619,749
	Inversiones Aguas Metropolitanas SA	2,482,882	1,675,535
	Itau CorpBanca Chile SA	729,259,638	1,924,855
*	Latam Airlines Group SA	1,238,786	1,868,467
*	Masisa SA	22,028,318	282,013
	PAZ Corp. SA	1,916,910	1,160,815
	Ripley Corp. SA	8,147,517	2,003,229
	Salfacorp SA	2,541,060	1,222,588
	Sigdo Koppers SA	187,924	180,236
	SMU SA	449,171	59,079
	Sociedad Matriz SAAM SA	52,799,470	3,426,552
	Socovesa SA	4,847,319	1,091,278
	SONDA SA	53,757	34,132
	Vina Concha y Toro SA	1,498,720	2,392,286

TOTAL CHILE			105,259,000

CHINA — (34.1%)
	361 Degrees International, Ltd.	7,811,000	959,054
* Ω	3SBio, Inc.	318,500	297,064
	AAC Technologies Holdings, Inc.	856,000	4,499,461
Ω	AAG Energy Holdings, Ltd.	308,000	40,211
*	Advanced Technology & Materials Co., Ltd., Class A	226,600	217,754
	AECC Aero-Engine Control Co., Ltd., Class A	244,300	653,078
	AECC Aviation Power Co., Ltd., Class A	596,525	3,260,373
	Aerospace CH UAV Co., Ltd.	225,100	797,218
	Aerospace Hi-Tech Holdings Grp, Ltd., Class A	310,223	455,421
	Agile Group Holdings, Ltd.	13,074,999	17,941,012
	Agricultural Bank of China, Ltd., Class H	168,975,000	57,488,052
#	Air China, Ltd., Class H	20,148,000	13,034,099
	Aisino Corp., Class A	596,467	1,385,754
	Ajisen China Holdings, Ltd.	3,251,000	411,886
*	Alpha Group, Class A	286,500	275,463
*	Aluminum Corp. of China, Ltd., Class H	22,526,000	4,920,146
	AMVIG Holdings, Ltd.	3,169,100	883,989
	Angang Steel Co., Ltd., Class H	15,485,632	4,546,915
	Anhui Conch Cement Co., Ltd., Class H	4,782,000	29,913,748
	Anhui Construction Engineering Group Co., Ltd., Class A	341,900	200,488
*	Anhui Guangxin Agrochemical Co., Ltd., Class A	89,500	253,266
	Anhui Hengyuan Coal Industry and Electricity Power Co., Ltd., Class A	400,340	292,825
	Anhui Jiangnan Chemical Industry Co., Ltd., Class A	240,100	233,844
	Anhui Truchum Advanced Materials & Technology Co., Ltd., Class A	237,000	332,610
	Anhui Xinhua Media Co., Ltd., Class A	359,300	275,623
	Anhui Zhongding Sealing Parts Co., Ltd., Class A	450,000	743,237
# *	Anton Oilfield Services Group	21,022,000	898,611
	APT Satellite Holdings, Ltd.	68,000	16,797
	Asia Cement China Holdings Corp.	4,854,000	4,454,767
Ω	AsiaInfo Technologies, Ltd.	121,600	167,912
# *	Asian Citrus Holdings, Ltd.	4,633,000	140,439
	Avic Capital Co., Ltd., Class A	2,732,900	1,788,542
	AVIC Electromechanical Systems Co., Ltd., Class A	27,400	43,326
	Avic Heavy Machinery Co., Ltd., Class A	194,489	418,049
	AviChina Industry & Technology Co., Ltd., Class H	12,969,000	6,690,401

DIMENSIONAL EMERGING MARKETS VALUE FUND

CONTINUED

		Shares	Value»

CHINA — (Continued)
*	BAIC BluePark New Energy Technology Co., Ltd., Class A	593,700	$590,450
Ω	BAIC Motor Corp., Ltd., Class H	16,660,500	6,161,570
*	Baidu, Inc., Sponsored ADR	850,256	113,126,561
Ω	BAIOO Family Interactive, Ltd.	972,000	103,265
	Bank of Beijing Co., Ltd., Class A	4,195,822	2,927,487
	Bank of Changsha Co., Ltd., Class A	1,118,100	1,505,487
	Bank of Chengdu Co., Ltd., Class A	1,252,328	1,937,971
	Bank of China, Ltd., Class H	429,401,817	135,631,320
	Bank of Chongqing Co., Ltd., Class H	3,051,500	1,710,315
#	Bank of Communications Co., Ltd., Class H	51,954,574	25,560,746
	Bank of Hangzhou Co., Ltd., Class A	930,600	1,804,516
	Bank of Jiangsu Co., Ltd., Class A	3,681,927	3,306,571
	Bank of Nanjing Co., Ltd., Class A	3,191,619	3,649,953
	Bank of Ningbo Co., Ltd., Class A	1,418,429	7,207,116
	Bank of Shanghai Co., Ltd., Class A	3,689,247	4,328,070
	Bank of Tianjin Co., Ltd., Class A	1,284,700	755,595
	Bank of Tianjin Co., Ltd., Class H	29,000	10,486
Ω	Bank of Zhengzhou Co., Ltd., Class H	402,599	95,169
	Baoshan Iron & Steel Co., Ltd., Class A	7,814,777	6,240,739
	Baosheng Science and Technology Innovation Co., Ltd., Class A	196,050	130,006
*	Baoye Group Co., Ltd., Class H	1,699,120	987,791
	BBMG Corp., Class H	20,114,000	3,795,790
	Befar Group Co., Ltd., Class A	254,600	201,564
	Beibuwan Port Co., Ltd., Class A	71,900	107,533
	Beijing Capital Co., Ltd., Class A	2,583,360	1,125,330
	Beijing Capital Development Co., Ltd., Class A	425,200	392,325
	Beijing Capital International Airport Co., Ltd., Class H	14,170,000	8,657,982
	Beijing Capital Land, Ltd., Class H	9,430,589	1,622,726
*	Beijing Enterprises Clean Energy Group, Ltd.	4,880,000	25,199
	Beijing Enterprises Holdings, Ltd.	3,421,500	10,308,132
# *	Beijing Enterprises Medical & Health Group, Ltd.	3,048,000	46,051
	Beijing Enterprises Water Group, Ltd.	17,900,000	6,809,135
	Beijing GeoEnviron Engineering & Technology, Inc., Class A	174,800	371,676
*	Beijing Jetsen Technology Co., Ltd., Class A	87,500	67,265
	Beijing Konruns Pharmaceutical Co., Ltd., Class A	23,200	133,206
	Beijing New Building Materials P.L.C., Class A	9,100	47,045
#	Beijing North Star Co., Ltd., Class H	7,206,000	1,444,265
*	Beijing Orient Landscape & Environment Co., Ltd., Class A	447,500	324,914
	Beijing Orient National Communication Science & Technology Co., Ltd., Class A	344,100	623,478
	Beijing Originwater Technology Co., Ltd., Class A	775,200	899,975
	Beijing Sanju Environmental Protection and New Material Co., Ltd., Class A	81,200	88,956
*	Beijing Shougang Co., Ltd., Class A	669,900	367,540
	Beijing Shuzhi Technology Co., Ltd., Class A	407,600	427,341
	Beijing SL Pharmaceutical Co., Ltd., Class A	427,200	711,735
	Beijing SPC Environment Protection Tech Co., Ltd., Class A	277,635	222,078
	Beijing Thunisoft Corp., Ltd., Class A	128,534	448,904
Ω	Beijing Urban Construction Design & Development Group Co., Ltd., Class H	246,000	62,860
	Beijing Yanjing Brewery Co., Ltd., Class A	1,169,329	1,520,016
	Beijing Zhong Ke San Huan High-Tech Co., Ltd., Class A	238,300	323,822
	Best Pacific International Holdings, Ltd.	396,000	67,479
	Bestsun Energy Co., Ltd., Class A	173,200	132,743
Ω	Bestway Global Holding, Inc.	71,000	17,026
	Better Life Commercial Chain Share Co., Ltd., Class A	296,530	500,556
	Blue Sail Medical Co., Ltd., Class A	446,800	1,590,635
*	Bluefocus Intelligent Communications Group Co., Ltd., Class A	971,800	997,428
	BOE Technology Group Co., Ltd., Class A	9,819,857	6,955,562
*	Bohai Leasing Co., Ltd., Class A	1,754,000	666,562

DIMENSIONAL EMERGING MARKETS VALUE FUND

CONTINUED

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CHINA — (Continued)
#	Bosideng International Holdings, Ltd.	6,852,000	$3,010,022
*	Boyaa Interactive International, Ltd.	1,548,000	110,302
	Brilliance China Automotive Holdings, Ltd.	16,650,000	14,372,471
	BTG Hotels Group Co., Ltd., Class A	392,100	1,015,999
#	BYD Electronic International Co., Ltd.	5,746,500	24,764,782
	C C Land Holdings, Ltd.	17,979,429	4,271,101
	C&D International Investment Group, Ltd.	50,000	81,378
	Cabbeen Fashion, Ltd.	1,368,000	516,239
	Caitong Securities Co., Ltd., Class A	518,700	997,901
	Camel Group Co., Ltd., Class A	216,320	267,435
*	Capital Environment Holdings, Ltd.	12,116,000	185,051
# *	CAR, Inc.	3,563,000	1,141,147
	Carrianna Group Holdings Co., Ltd.	3,478,391	219,808
*	CCOOP Group Co., Ltd., Class A	1,282,900	568,090
*	CECEP COSTIN New Materials Group, Ltd.	132,000	1,916
	CECEP Solar Energy Co., Ltd., Class A	1,009,900	681,154
	CECEP Wind-Power Corp., Class A	941,500	381,664
	Central China Real Estate, Ltd.	6,516,350	3,506,201
*	Century Sunshine Group Holdings, Ltd.	6,980,000	39,613
*	CGN New Energy Holdings Co., Ltd.	14,816,000	1,954,722
	CGN Nuclear Technology Development Co., Ltd., Class A	179,700	236,901
	Changchun Faway Automobile Components Co., Ltd., Class A	87,620	154,317
	Changjiang Securities Co., Ltd., Class A	1,098,790	1,238,150
*	Changshouhua Food Co., Ltd.	95,000	49,664
	Chanjet Information Technology Co., Ltd., Class H	14,000	23,673
	Chaowei Power Holdings, Ltd.	4,898,000	1,685,827
	Cheetah Mobile, Inc., ADR	218,633	417,589
	Chengdu Fusen Noble-House Industrial Co., Ltd., Class A	146,408	297,362
	China Aerospace International Holdings, Ltd.	12,534,000	631,804
	China Aerospace Times Electronics Co., Ltd., Class A	515,400	509,936
#	China Aircraft Leasing Group Holdings, Ltd.	841,000	679,442
	China Aoyuan Group, Ltd.	5,650,000	5,313,337
	China Beststudy Education Group	62,000	23,187
	China BlueChemical, Ltd., Class H	17,626,878	2,507,166
	China CAMC Engineering Co., Ltd., Class A	173,100	179,433
	China Cinda Asset Management Co., Ltd., Class H	53,481,000	10,032,822
	China CITIC Bank Corp., Ltd., Class H	52,953,112	21,552,296
#	China Coal Energy Co., Ltd., Class H	13,890,000	3,392,935
	China Common Rich Renewable Energy Investments, Ltd.	14,642,000	1,770,639
#	China Communications Construction Co., Ltd., Class H	29,025,327	15,198,268
	China Communications Services Corp., Ltd., Class H	18,879,071	11,000,005
	China Conch Venture Holdings, Ltd.	1,898,000	8,451,418
	China Construction Bank Corp., Class H	536,266,101	369,547,974
*	China CSSC Holdings, Ltd., Class A	375,700	1,001,526
	China CYTS Tours Holding Co., Ltd., Class A	282,500	416,207
# *	China Dili Group	4,137,899	951,785
#	China Dongxiang Group Co., Ltd.	19,415,000	2,405,867
	China Eastern Airlines Corp., Ltd., ADR	5,953	116,976
#	China Eastern Airlines Corp., Ltd., Class H	13,416,000	5,345,173
	China Education Group Holdings, Ltd.	444,000	740,159
	China Electronics Optics Valley Union Holding Co., Ltd.	3,112,000	174,905
	China Energy Engineering Corp., Ltd., Class H	2,124,000	200,410
	China Everbright Bank Co., Ltd., Class H	18,885,000	6,544,600
# Ω	China Everbright Greentech, Ltd.	3,443,000	1,367,376
	China Everbright, Ltd.	8,999,869	11,907,656
#	China Evergrande Group	13,269,000	26,461,265
	China Film Co., Ltd., Class A	305,100	577,427
*	China Financial Services Holdings, Ltd.	1,884,000	24,006
	China Foods, Ltd.	1,640,000	561,575

DIMENSIONAL EMERGING MARKETS VALUE FUND

CONTINUED

		Shares	Value»
CHINA — (Continued)
	China Fortune Land Development Co., Ltd., Class A	1,418,346	$2,989,091
	China Galaxy Securities Co., Ltd., Class H	18,660,000	10,241,048
	China Gas Holdings, Ltd.	2,950,800	9,067,954
	China Gezhouba Group Co., Ltd., Class A	1,666,290	1,733,671
*	China Glass Holdings, Ltd.	4,496,000	223,550
*	China Grand Automotive Services Group Co., Ltd., Class A	217,500	113,848
	China Grand Pharmaceutical and Healthcare Holdings, Ltd., Class A	912,000	742,348
#	China Harmony Auto Holding, Ltd.	7,047,500	2,770,566
*	China High Precision Automation Group, Ltd	429,000	12,658
	China High Speed Railway Technology Co., Ltd., Class A	489,200	196,882
	China High Speed Transmission Equipment Group Co., Ltd.	1,889,000	1,401,480
	China Hongqiao Group, Ltd.	10,475,000	7,579,091
Ω	China Huarong Asset Management Co., Ltd., Class H	62,368,000	6,534,638
*	China Huiyuan Juice Group, Ltd.	4,269,983	193,106
#*Ω	China International Capital Corp., Ltd., Class H	6,975,600	16,299,101
#	China International Marine Containers Group Co., Ltd., Class H	3,417,680	4,644,820
	China Isotope & Radiation Corp	8,000	25,300
#	China Jinmao Holdings Group, Ltd.	30,378,580	15,391,374
	China Jushi Co., Ltd., Class A	1,646,149	3,437,085
	China Kepei Education Group, Ltd.	308,000	212,455
	China Lesso Group Holdings, Ltd.	9,373,000	15,195,748
	China Lilang, Ltd.	1,131,000	716,512
* Ω	China Literature, Ltd.	391,400	3,215,519
*	China Longevity Group Co., Ltd.	1,152,649	38,211
# *	China Lumena New Materials Corp	1,315,048	0
	China Machinery Engineering Corp., Class H	7,481,000	1,440,716
	China Maple Leaf Educational Systems, Ltd.	5,586,000	1,517,663
	China Medical System Holdings, Ltd.	856,000	900,151
	China Meheco Co., Ltd., Class A	303,800	683,776
	China Mengniu Dairy Co., Ltd.	202,000	952,292
	China Merchants Bank Co., Ltd., Class H	9,899,500	51,565,831
	China Merchants Land, Ltd.	12,682,000	1,839,666
	China Merchants Port Holdings Co., Ltd.	8,291,903	8,814,086
* Ω	China Merchants Securities Co., Ltd., Class H	446,420	553,699
	China Merchants Shekou Industrial Zone Holdings Co., Ltd., Class A	1,361,110	2,865,088
# *	China Metal Recycling Holdings, Ltd.	3,259,800	0
	China Minsheng Banking Corp., Ltd., Class H	44,873,400	24,558,666
	China Mobile, Ltd.	47,016,500	287,578,277
#	China Mobile, Ltd., Sponsored ADR	1,828,857	56,200,776
# *	China Modern Dairy Holdings, Ltd.	4,440,000	592,023
	China Molybdenum Co., Ltd., Class H	693,000	252,215
	China National Accord Medicines Corp., Ltd., Class A	233,806	1,738,768
	China National Building Material Co., Ltd., Class H	39,005,250	44,897,440
	China National Chemical Engineering Co., Ltd., Class A	1,397,000	1,106,540
	China National Medicines Corp., Ltd., Class A	402,700	2,582,734
	China National Nuclear Power Co., Ltd., Class A	5,075,483	3,363,869
#	China New Town Development Co., Ltd.	11,705,522	185,402
*	China Oil & Gas Group, Ltd.	18,900,000	758,357
	China Oilfield Services, Ltd., Class H	8,924,000	5,389,036
	China Oriental Group Co., Ltd.	12,586,000	2,848,873
	China Overseas Grand Oceans Group, Ltd.	14,626,500	8,538,188
	China Overseas Land & Investment, Ltd.	35,908,000	90,193,360
	China Pacific Insurance Group Co., Ltd., Class H	7,849,400	24,564,407
#	China Petroleum & Chemical Corp., ADR	896,827	35,272,237
	China Petroleum & Chemical Corp., Class H	102,987,575	40,213,656
	China Pioneer Pharma Holdings, Ltd.	1,142,000	144,668
*	China Properties Group, Ltd.	3,380,000	196,373
	China Publishing & Media Co., Ltd., Class A	159,200	120,617
	China Railway Construction Corp., Ltd., Class H	17,902,514	12,127,284

DIMENSIONAL EMERGING MARKETS VALUE FUND

CONTINUED

		Shares	Value»
CHINA — (Continued)
	China Railway Group, Ltd., Class H	30,684,000	$14,124,242
# Ω	China Railway Signal & Communication Corp., Ltd., Class H	3,560,000	1,174,091
	China Railway Tielong Container Logistics Co., Ltd., Class A	251,400	187,692
*	China Rare Earth Holdings, Ltd.	4,650,600	219,297
	China Reinsurance Group Corp., Class H	24,824,000	2,375,928
	China Resources Cement Holdings, Ltd.	20,380,000	26,686,170
	China Resources Double Crane Pharmaceutical Co., Ltd., Class A	675,381	1,272,208
	China Resources Gas Group, Ltd.	814,000	3,537,002
	China Resources Land, Ltd.	27,684,000	113,218,297
	China Resources Medical Holdings Co., Ltd.	5,256,500	3,129,292
# Ω	China Resources Pharmaceutical Group, Ltd.	7,509,500	3,754,213
	China Resources Sanjiu Medical & Pharmaceutical Co., Ltd., Class A	467,836	1,894,518
#	China Sanjiang Fine Chemicals Co., Ltd.	5,510,000	1,516,317
	China SCE Group Holdings, Ltd.	21,229,000	9,124,171
	China Science Publishing & Media, Ltd., Class A	141,600	226,630
#*Ω	China Shengmu Organic Milk, Ltd.	729,000	49,000
	China Shenhua Energy Co., Ltd., Class H	30,249,000	52,410,637
	China Shineway Pharmaceutical Group, Ltd.	2,735,000	1,721,447
*	China Silver Group, Ltd.	9,914,000	940,002
	China South City Holdings, Ltd.	42,120,000	4,250,157
	China South Publishing & Media Group Co., Ltd., Class A	456,000	715,229
*	China Southern Airlines Co., Ltd., Sponsored ADR	2,931	78,609
# *	China Southern Airlines Co., Ltd., Class H	16,482,000	8,633,015
	China Starch Holdings, Ltd.	13,595,000	221,478
	China State Construction Engineering Corp., Ltd., Class A	18,749,406	14,333,054
	China State Construction International Holdings, Ltd.	11,584,000	8,036,003
*	China Sunshine Paper Holdings Co., Ltd.	1,513,500	260,402
	China Taiping Insurance Holdings Co., Ltd.	12,586,200	19,007,003
# *	China Tianrui Group Cement Co., Ltd.	45,000	42,735
*	China Tianying, Inc., Class A	948,700	621,734
Ω	China Tower Corp., Ltd., Class H	46,060,000	7,208,139
	China Traditional Chinese Medicine Holdings Co., Ltd.	23,106,000	9,233,134
# *	China Travel International Investment Hong Kong, Ltd.	23,899,631	3,058,536
	China Unicom Hong Kong, Ltd.	1,400,000	862,945
#	China Unicom Hong Kong, Ltd., ADR	5,655,954	35,010,355
	China United Network Communications, Ltd., Class A	11,996,200	8,560,263
	China Vanke Co., Ltd., Class H	7,733,400	24,004,194
Ω	China Vast Industrial Urban Development Co., Ltd.	1,411,000	564,400
	China West Construction Group Co., Ltd., Class A	358,900	489,781
Ω	China Xinhua Education Group, Ltd.	188,000	60,540
	China XLX Fertiliser, Ltd.	1,738,000	505,386
	China Yongda Automobiles Services Holdings, Ltd.	3,742,500	5,332,488
*	China Yurun Food Group, Ltd.	2,690,000	243,598
# *	China ZhengTong Auto Services Holdings, Ltd.	13,179,000	1,835,965
	China Zhenhua Group Science & Technology Co., Ltd., Class A	168,319	1,052,999
	China Zhonghua Geotechnical Engineering Group Co., Ltd., Class A	270,700	135,285
# *	China Zhongwang Holdings, Ltd.	15,888,154	3,243,864
	Chinasoft International, Ltd.	6,242,000	4,531,307
	Chinese Universe Publishing and Media Group Co., Ltd., Class A	536,800	928,917
*	Chongqing Changan Automobile Co., Ltd., Class A	1,267,924	3,137,673
	Chongqing Department Store Co., Ltd., Class A.	151,400	815,472
	Chongqing Machinery & Electric Co., Ltd., Class H	1,022,000	55,508
	Chongqing Rural Commercial Bank Co., Ltd., Class H	21,660,000	8,648,969
	Chongqing Zongshen Power Machinery Co., Ltd., Class A	478,900	567,629
	Chu Kong Shipping Enterprise Group Co., Ltd.	526,000	64,570
	CIFI Holdings Group Co., Ltd.	18,714,758	12,965,227
#	CIMC Enric Holdings, Ltd.	5,248,000	2,471,166
	Cisen Pharmaceutical Co., Ltd., Class A	102,300	222,857
*	CITIC Dameng Holdings, Ltd.	910,000	47,540

DIMENSIONAL EMERGING MARKETS VALUE FUND

CONTINUED

		Shares	Value»
CHINA — (Continued)
*	CITIC Guoan Information Industry Co., Ltd., Class A	546,700	$210,392
*	CITIC Resources Holdings, Ltd.	15,150,000	598,068
	CITIC Securities Co., Ltd., Class H	815,000	1,767,083
#	CITIC, Ltd.	35,026,483	25,041,769
*	Citychamp Watch & Jewellery Group, Ltd.	476,000	95,836
*	CMST Development Co., Ltd., Class A	304,400	203,099
	CNHTC Jinan Truck Co., Ltd., Class A	190,800	998,449
	CNNC Hua Yuan Titanium Dioxide Co., Ltd., Class A	408,600	340,033
	CNOOC, Ltd.	135,780,000	124,232,684
#	CNOOC, Ltd., Sponsored ADR	251,574	23,174,997
	COFCO Biotechnology Co., Ltd., Class A	469,400	574,527
* Ω	Cogobuy Group	713,000	152,052
#	Colour Life Services Group Co., Ltd.	2,857,548	1,384,250
#	Comba Telecom Systems Holdings, Ltd.	1,318,000	422,757
	Concord New Energy Group, Ltd.	41,650,000	2,205,105
#	Consun Pharmaceutical Group, Ltd.	2,314,000	913,285
*	Coolpad Group, Ltd.	4,336,053	94,014
	COSCO SHIPPING Development Co., Ltd., Class H	9,275,000	1,031,552
#	COSCO SHIPPING Energy Transportation Co., Ltd., Class H	11,542,000	4,552,917
*	COSCO SHIPPING Holdings Co., Ltd., Class H	2,063,500	1,320,402
	COSCO SHIPPING International Hong Kong Co., Ltd.	4,000,000	1,204,256
	COSCO SHIPPING Ports, Ltd.	15,041,761	8,809,689
* Ω	Cosmo Lady China Holdings Co., Ltd.	642,000	88,584
	Country Garden Holdings Co., Ltd.	34,442,799	42,566,510
	CP Pokphand Co., Ltd.	2,626,000	224,034
	CPMC Holdings, Ltd.	5,119,000	2,257,341
	CQ Pharmaceutical Holding Co., Ltd., Class A	388,600	311,518
	CRCC High-Tech Equipment Corp., Ltd., Class H	717,500	68,631
	CRRC Corp., Ltd., Class H	17,960,000	6,966,342
	CSG Holding Co., Ltd., Class A	567,849	506,629
# *	CT Environmental Group, Ltd.	9,748,000	80,222
	CTS International Logistics Corp., Ltd., Class A	337,870	355,327
	D&O Home Collection Co., Ltd., Class A	79,000	274,428
	DaFa Properties Group, Ltd.	20,000	17,895
Ω	Dali Foods Group Co., Ltd.	836,000	519,041
	Dalian Huarui Heavy Industry Group Co., Ltd., Class A	495,831	258,039
	Daqin Railway Co., Ltd., Class A	6,459,961	6,187,341
	Dare Power Dekor Home Co., Ltd., Class A	112,300	268,801
	Dashang Co., Ltd., Class A	86,000	290,856
*	Datong Coal Industry Co., Ltd., Class A	670,614	470,594
	Dawnrays Pharmaceutical Holdings, Ltd.	248,000	28,247
	Dazhong Transportation Group Co., Ltd., Class A	196,950	103,649
	Dazzle Fashion Co., Ltd., Class A	96,400	311,696
#	Dexin China Holdings Co., Ltd.	101,000	39,886
	DHC Software Co., Ltd., Class A	663,300	906,705
# *	Differ Group Holding Co., Ltd.	5,778,000	537,047
	Digital China Group Co., Ltd., Class A	115,400	442,398
	Digital China Holdings, Ltd.	1,973,000	1,452,564
	Digital China Information Service Co., Ltd., Class A	316,700	825,208
	Dong-E-E-Jiao Co Ltd, Class A	249,813	1,430,055
	Dongfang Electric Corp., Ltd., Class H	2,220,000	1,548,727
	Dongfang Electronics Co., Ltd., Class A.	136,200	97,612
	Dongfeng Motor Group Co., Ltd., Class H	16,428,000	11,572,301
	Dongxing Securities Co., Ltd., Class A	438,500	801,198
	Dongyue Group, Ltd.	11,746,000	4,481,671
*	Easysight Supply Chain Management Co., Ltd., Class A	186,200	264,326
*	E-Commodities Holdings, Ltd.	5,880,000	168,840
	Elion Clean Energy Co., Ltd., Class A	621,153	293,614
	Embry Holdings, Ltd.	45,000	5,823

DIMENSIONAL EMERGING MARKETS VALUE FUND

CONTINUED

		Shares	Value»
CHINA — (Continued)
	ENN Ecological Holdings Co., Ltd., Class A	219,900	$422,267
	Essex Bio-technology, Ltd.	31,000	17,761
	EVA Precision Industrial Holdings, Ltd	3,856,000	239,308
# Ω	Everbright Securities Co., Ltd., Class H	1,371,200	1,115,284
*	Fang Holdings, Ltd., ADR	3,666	36,438
*	Fangda Carbon New Material Co., Ltd., Class A	1,551,694	1,457,300
*	Fangda Special Steel Technology Co., Ltd., Class A	631,970	577,751
	Fantasia Holdings Group Co., Ltd.	17,986,015	3,401,817
#	Far East Horizon, Ltd.	7,898,000	7,790,100
*	FAW Jiefang Group Co., Ltd.	724,752	1,343,293
	Fiberhome Telecommunication Technologies Co., Ltd., Class A	288,678	1,018,754
	Financial Street Holdings Co., Ltd., Class A	444,674	443,507
*	Focused Photonics Hangzhou, Inc., Class A	26,500	53,634
	Foshan Nationstar Optoelectronics Co., Ltd., Class A	184,500	275,877
#	Fosun International, Ltd.	15,011,683	18,127,098
*	Founder Securities Co., Ltd., Class A	1,689,907	2,352,774
	Fu Shou Yuan International Group, Ltd.	600,000	618,039
	Fuan Pharmaceutical Group Co., Ltd., Class A	445,500	409,355
	Fufeng Group, Ltd.	11,674,000	3,698,338
	Fujian Longking Co., Ltd., Class A	228,200	344,444
	Fujian Sunner Development Co., Ltd., Class A	581,694	1,919,081
Ω	Fuyao Glass Industry Group Co., Ltd., Class H	540,400	2,292,782
	Gansu Qilianshan Cement Group Co., Ltd., Class A	220,700	478,004
# *	GCL-Poly Energy Holdings, Ltd.	147,580,000	6,777,182
	Geely Automobile Holdings, Ltd.	21,395,000	43,963,635
	GEM Co., Ltd., Class A	1,020,200	734,501
	Gemdale Corp., Class A	1,289,977	2,576,887
	Gemdale Properties & Investment Corp., Ltd.	30,442,000	4,728,007
Ω	Genertec Universal Medical Group Co., Ltd.	5,727,000	3,988,405
	Genimous Technology Co., Ltd., Class A	451,500	396,145
	GF Securities Co., Ltd., Class H	8,874,000	11,474,886
*	Glorious Property Holdings, Ltd.	24,004,000	745,469
	Goldcard Smart Group Co., Ltd.	63,000	143,755
	Golden Eagle Retail Group, Ltd.	12,000	10,998
*	Goldenmax International Technology, Ltd., Class A	47,700	55,044
	Goldlion Holdings, Ltd.	1,887,000	392,762
	Goldpac Group, Ltd.	1,240,000	227,577
# *	GOME Retail Holdings, Ltd.	45,077,000	5,007,777
*	Gosuncn Technology Group Co., Ltd., Class A	333,100	241,044
*	Grand Baoxin Auto Group, Ltd.	6,390,500	794,705
	Grandjoy Holdings Group Co., Ltd., Class A	695,800	474,806
	Great Wall Motor Co., Ltd., Class H	16,628,500	26,922,699
	Greattown Holdings, Ltd., Class A	730,200	574,113
	Greatview Aseptic Packaging Co., Ltd.	1,049,000	449,464
	Gree Electric Appliances, Inc., Class A	1,066,200	9,347,388
	Greenland Holdings Corp., Ltd., Class A	3,344,800	3,099,791
	Greenland Hong Kong Holdings, Ltd.	8,146,575	2,648,375
	Greentown China Holdings, Ltd.	7,869,091	12,788,975
	GRG Banking Equipment Co., Ltd., Class A	537,900	930,856
*	Guangdong Dongfang Precision Science & Technology Co., Ltd., Class A	390,300	272,248
	Guangdong Ellington Electronics Technology Co., Ltd., Class A	304,356	369,046
*	Guangdong HEC Technology Holding Co., Ltd., Class A	508,800	433,247
*	Guangdong Huatie Tongda High-speed Railway Equipment Corp., Class A	331,700	283,551
*	Guangdong Shirongzhaoye Co., Ltd., Class A	56,000	54,469
	Guangdong Tapai Group Co., Ltd., Class A	353,173	694,229
	Guangdong Zhongsheng Pharmaceutical Co., Ltd., Class A	143,100	265,463
*	Guanghui Energy Co., Ltd., Class A	2,447,238	1,054,378
	Guangshen Railway Co., Ltd., Sponsored ADR.	278,446	2,297,179
	Guangshen Railway Co., Ltd., Class H	212,000	35,330

DIMENSIONAL EMERGING MARKETS VALUE FUND

CONTINUED

		Shares	Value»
CHINA — (Continued)
	Guangxi Liugong Machinery Co., Ltd., Class A	311,090	$327,572
	Guangxi Liuzhou Pharmaceutical Co., Ltd., Class A	115,471	404,718
	Guangxi Wuzhou Zhongheng Group Co., Ltd., Class A	2,136,800	1,014,855
	Guangzhou Automobile Group Co., Ltd., Class H	17,298,000	17,783,785
	Guangzhou Baiyun International Airport Co., Ltd., Class A	716,300	1,345,266
	Guangzhou Baiyunshan Pharmaceutical Holdings Co., Ltd., Class H	300,000	713,261
	Guangzhou Haige Communications Group, Inc. Co., Class A	449,600	752,712
	Guangzhou R&F Properties Co., Ltd., Class H	12,141,914	15,440,615
	Guangzhou Yuexiu Financial Holdings Group Co., Ltd., Class A	383,900	898,594
	Guangzhou Zhujiang Brewery Co., Ltd., Class A	447,200	656,238
	Guizhou Broadcasting & TV Information Network Co., Ltd., Class A	285,000	280,020
	Guizhou Panjiang Refined Coal Co., Ltd., Class A	475,300	426,380
*	Guizhou Xinbang Pharmaceutical Co., Ltd., Class A	926,400	886,973
	Guomai Technologies, Inc., Class A	336,300	406,207
	Guorui Properties, Ltd.	7,620,000	837,482
	Guosen Securities Co., Ltd., Class A	944,027	1,886,677
*	Guosheng Financial Holding, Inc., Class A	257,924	342,077
Ω	Guotai Junan Securities Co., Ltd., Class H	2,155,000	2,809,019
	Guoyuan Securities Co., Ltd., Class A	593,500	744,192
* Ω	Haichang Ocean Park Holdings, Ltd.	558,000	28,849
	Haier Electronics Group Co., Ltd.	352,000	1,341,904
	Haier Smart Home Co., Ltd., Class A	2,528,488	9,408,336
	Hailir Pesticides and Chemicals Group Co., Ltd., Class A	11,800	36,774
*	Hainan Meilan International Airport Co., Ltd., Class H	796,000	3,401,940
	Haitian International Holdings, Ltd.	356,000	882,366
*	Haitong Securities Co., Ltd., Class H	13,192,800	11,176,251
*	Hang Zhou Great Star Industrial Co., Ltd., Class A	275,500	1,073,152
	Hangcha Group Co., Ltd., Class A	166,900	473,830
	Hangxiao Steel Structure Co., Ltd., Class A	469,800	292,578
	Hangzhou Oxygen Plant Group Co., Ltd., Class A	274,300	1,182,127
Ω	Harbin Bank Co., Ltd., Class H	1,611,000	193,681
*	Harbin Electric Co., Ltd., Class H	6,693,474	1,877,979
*	Harbin Gloria Pharmaceuticals Co., Ltd., Class A	370,900	165,788
	HBIS Resources Co., Ltd., Class A	17,300	32,815
# *	HC Group, Inc.	2,026,000	261,433
	Health and Happiness H&H International Holdings, Ltd.	99,000	394,326
	Hebei Hengshui Laobaigan Liquor Co., Ltd., Class A	353,100	671,406
	Hebei Sitong New Metal Material Co., Ltd., Class A	19,500	48,327
	Henan Lingrui Pharmaceutical Co., Class A	400,000	560,382
	Henan Pinggao Electric Co., Ltd., Class A	301,900	300,835
*	Henan Senyuan Electric Co., Ltd., Class A	116,300	86,374
	Henan Shenhuo Coal & Power Co., Ltd., Class A	607,600	463,082
	Henan Yuguang Gold & Lead Co., Ltd., Class A	53,100	37,899
	Henan Zhongyuan Expressway Co., Ltd., Class A	376,900	191,520
	Hengan International Group Co., Ltd.	809,500	5,646,711
*	Hengdeli Holdings, Ltd.	14,256,000	526,675
	Hengdian Group DMEGC Magnetics Co., Ltd., Class A	211,700	445,695
	Hengli Petrochemical Co., Ltd.,, Class A	2,469,965	7,133,011
	Hengtong Optic-electric Co., Ltd., Class A	563,648	1,235,451
	Hengyi Petrochemical Co., Ltd., Class A	1,545,341	2,663,624
*	Hesteel Co., Ltd., Class A	3,844,300	1,184,162
	Hexing Electrical Co., Ltd., Class A	60,900	131,056
*	Hi Sun Technology China, Ltd.	9,339,000	1,017,555
*	Hilong Holding, Ltd.	1,935,000	40,058
	Hisense Home Appliances Group Co., Ltd., Class H	181,000	260,280
	HKC Holdings, Ltd.	1,316,155	675,252
	Holitech Technology Co., Ltd., Class A	1,226,800	813,745
	Hongda Xingye Co., Ltd., Class A	498,456	268,513
*	Honghua Group, Ltd.	15,729,000	396,734

DIMENSIONAL EMERGING MARKETS VALUE FUND

CONTINUED

		Shares	Value»
CHINA — (Continued)
Ω	Honworld Group, Ltd.	1,002,500	$308,514
	Hopson Development Holdings, Ltd.	5,282,000	13,512,794
*	Hua Han Health Industry Holdings, Ltd.	22,700,160	291,054
* Ω	Hua Hong Semiconductor, Ltd.	3,479,000	12,816,983
	Huadong Medicine Co., Ltd., Class A	931,918	3,890,490
	Huafon Microfibre Shanghai Technology Co., Ltd.	182,100	189,988
	Huafu Fashion Co., Ltd., Class A	623,698	638,353
	Huapont Life Sciences Co., Ltd., Class A	469,100	365,074
Ω	Huatai Securities Co., Ltd., Class H	7,150,000	11,580,205
*	Huawen Media Group, Class A	347,100	147,512
	Huaxi Securities Co., Ltd., Class A	67,300	116,912
	Huaxia Bank Co., Ltd., Class A	2,457,700	2,225,229
	Huaxin Cement Co., Ltd., Class A	691,428	2,506,093
	Huayu Automotive Systems Co., Ltd., Class A	1,069,742	4,976,295
	Huazhong In-Vehicle Holdings Co., Ltd.	2,410,000	189,943
	Hubei Biocause Pharmaceutical Co., Ltd., Class A	1,148,897	855,694
	Hubei Jumpcan Pharmaceutical Co., Ltd., Class A	299,800	990,698
*	Hubei Kaile Science & Technology Co., Ltd., Class A	310,100	574,261
	Hubei Xingfa Chemicals Group Co., Ltd., Class A	202,200	340,177
* Ω	Huifu Payment, Ltd.	44,400	11,225
	Huishang Bank Corp., Ltd., Class H	1,603,900	528,194
	Hunan Gold Corp., Ltd., Class A	308,700	385,709
	Hunan Valin Steel Co., Ltd., Class A	1,767,160	1,341,838
	Huolinhe Opencut Coal Industry Corp., Ltd. of Inner Mongolia, Class A	804,437	1,165,065
*	Hytera Communications Corp., Ltd., Class A	233,200	248,593
* Ω	iDreamSky Technology Holdings, Ltd.	94,400	48,659
	IKD Co., Ltd., Class A	142,800	289,706
Ω	IMAX China Holding, Inc.	25,300	41,122
	Industrial & Commercial Bank of China, Ltd., Class H	388,008,996	220,336,358
	Industrial Bank Co., Ltd., Class A	6,873,816	18,286,873
	Industrial Securities Co., Ltd., Class A	1,722,840	1,999,772
*	Inke, Ltd.	405,000	61,701
*	Inner Mongolia BaoTou Steel Union Co., Ltd., Class A	11,650,600	1,984,747
	Inner Mongolia Eerduosi Resources Co., Ltd., Class A	50,100	63,890
	Inner Mongolia First Machinery Group Co., Ltd., Class A	320,203	519,585
	Inner Mongolia Junzheng Energy & Chemical Industry Group Co., Ltd., Class A	2,364,751	2,494,883
	Inner Mongolia Yitai Coal Co., Ltd., Class H	207,300	160,717
*	Inner Mongolia Yuan Xing Energy Co., Ltd., Class A	755,550	235,101
*	Inspur International, Ltd.	246,000	58,166
	Inspur Software Co., Ltd., Class A	50,526	122,798
	Jiangling Motors Corp., Ltd., Class A	135,729	404,826
	Jiangnan Group, Ltd.	14,145,000	730,913
	Jiangsu Changshu Rural Commercial Bank Co., Ltd., Class A	1,420,000	1,437,716
	Jiangsu Eastern Shenghong Co., Ltd., Class A	613,600	564,089
	Jiangsu Guotai International Group Co., Ltd., Class A	360,860	334,470
	Jiangsu Jiangyin Rural Commercial Bank Co., Ltd., Class A	680,640	408,743
	Jiangsu Kanion Pharmaceutical Co., Ltd., Class A	316,520	596,710
	Jiangsu Provincial Agricultural Reclamation and Development Corp.	790,761	1,531,265
	Jiangsu Zhangjiagang Rural Commercial Bank Co., Ltd., Class A	1,287,832	1,114,937
	Jiangsu Zhongnan Construction Group Co., Ltd., Class A	1,522,374	2,057,038
	Jiangsu Zhongtian Technology Co., Ltd., Class A	1,109,600	1,829,933
	Jiangxi Copper Co., Ltd., Class H	7,602,000	9,078,215
	Jiangxi Wannianqing Cement Co., Ltd., Class A	226,480	478,180
	Jiangzhong Pharmaceutical Co., Ltd., Class A	237,260	410,027
	Jiayuan International Group, Ltd.	3,811,776	1,628,116
	Jilin Aodong Pharmaceutical Group Co., Ltd., Class A	509,256	1,281,014
	Jilin Jiutai Rural Commercial Bank Corp., Ltd., Class H	40,791	13,417
*	Jilin Zixin Pharmaceutical Industrial Co., Ltd., Class A	470,200	247,866

DIMENSIONAL EMERGING MARKETS VALUE FUND

CONTINUED

		Shares	Value»
CHINA — (Continued)
	Jinduicheng Molybdenum Co., Ltd., Class A	322,700	$273,855
	Jingrui Holdings, Ltd.	3,082,000	842,279
# *	JinkoSolar Holding Co., Ltd., ADR	431,559	25,159,890
	Jinneng Science&Technology Co., Ltd., Class A	267,900	495,280
	Jinyuan EP Co., Ltd., Class A	137,600	164,184
	Jiuzhitang Co., Ltd., Class A	351,200	436,476
	Jizhong Energy Resources Co., Ltd., Class A	1,185,500	628,081
	JNBY Design, Ltd.	90,500	98,564
	Joincare Pharmaceutical Group Industry Co., Ltd., Class A	1,082,416	2,443,346
*	Jointown Pharmaceutical Group Co., Ltd., Class A	867,498	2,356,723
	Joy City Property, Ltd.	16,412,000	1,009,660
	JOYY, Inc., ADR	315,298	28,811,931
	JSTI Group, Class A	206,375	224,327
	Ju Teng International Holdings, Ltd.	6,058,249	1,836,396
*	Kai Yuan Holdings, Ltd.	41,600,000	214,077
	Kaisa Group Holdings, Ltd.	21,930,632	10,228,472
* Ω	Kangda International Environmental Co., Ltd.	4,654,000	403,553
# *	Kasen International Holdings, Ltd.	2,592,000	238,989
	Kingboard Holdings, Ltd.	6,497,845	22,008,509
	Kingboard Laminates Holdings, Ltd.	8,703,500	13,910,771
	Konka Group Co., Ltd., Class A	271,000	236,424
	KPC Pharmaceuticals, Inc., Class A	273,800	379,522
*	Kuang-Chi Technologies Co., Ltd., Class A	272,370	808,190
	Kunlun Energy Co., Ltd.	32,420,000	20,988,819
	KWG Group Holdings, Ltd.	13,954,500	18,504,916
*	KWG Living Group Holdings, Ltd.	6,977,250	5,472,000
*	Lanzhou Minbai Shareholding Group Co., Ltd., Class A	140,700	127,650
	Lao Feng Xiang Co., Ltd., Class A	109,238	750,994
	Lee & Man Paper Manufacturing, Ltd.	11,123,000	8,429,597
	Lee’s Pharmaceutical Holdings, Ltd.	975,500	548,612
# Ω	Legend Holdings Corp., Class H	2,487,600	3,347,019
	Lenovo Group, Ltd.	20,204,000	12,685,558
	Leo Group Co., Ltd., Class A	1,577,300	748,151
	Leyard Optoelectronic Co., Ltd., Class A	966,400	1,032,144
	Liaoning Cheng Da Co., Ltd., Class A	400,300	1,351,772
	Liaoning Wellhope Agri-Tech JSC, Ltd., Class A	592,288	1,094,341
*	Lier Chemical Co., Ltd., Class A	113,400	337,397
	LingNan Eco&Culture-Tourism Co., Ltd., Class A	394,293	232,671
	Liuzhou Iron & Steel Co., Ltd., Class A	249,200	172,538
	Livzon Pharmaceutical Group, Inc., Class H	119,700	530,507
	Lomon Billions Group Co., Ltd., Class A	668,233	2,474,826
	Loncin Motor Co., Ltd., Class A	741,300	421,362
	Long Yuan Construction Group Co., Ltd., Class A	203,300	240,574
Ω	Longfor Group Holdings, Ltd.	7,311,000	40,057,768
	Lonking Holdings, Ltd.	20,876,000	5,559,565
	Luenmei Quantum Co., Ltd., Class A.	150,300	297,025
	Luxi Chemical Group Co., Ltd., Class A	608,000	914,543
Ω	Luye Pharma Group, Ltd.	10,525,000	6,107,887
	LVGEM China Real Estate Investment Co., Ltd.	750,000	240,071
	Maanshan Iron & Steel Co., Ltd., Class H	5,377,775	1,242,853
*	Macrolink Culturaltainment Development Co., Ltd., Class A	59,400	27,118
* Ω	Maoyan Entertainment	264,800	373,345
	Maoye International Holdings, Ltd.	7,796,000	316,874
*	Markor International Home Furnishings Co., Ltd., Class A	704,000	532,785
	Metallurgical Corp. of China, Ltd., Class H	13,359,000	2,158,795
	Min Xin Holdings, Ltd.	708,418	342,275
	Ming Yang Smart Energy Group, Ltd., Class A	376,000	911,854
*	Mingfa Group International Co., Ltd.	608,000	4,415
	Minmetals Land, Ltd.	10,991,205	1,252,415

DIMENSIONAL EMERGING MARKETS VALUE FUND

CONTINUED

		Shares	Value»
CHINA — (Continued)
# Ω	Minsheng Education Group Co., Ltd.	448,000	$56,688
	Minth Group, Ltd.	3,230,000	13,365,724
	Misho Ecology & Landscape Co., Ltd., Class A	173,200	197,335
	MLS Co., Ltd., Class A	446,962	812,309
# *	MMG, Ltd.	13,464,000	3,193,197
	MOBI Development Co., Ltd.	1,556,000	122,900
	Modern Land China Co., Ltd.	2,977,200	385,058
	Momo, Inc., Sponsored ADR	296,589	4,448,835
*	Myhome Real Estate Development Group Co., Ltd., Class A	81,500	44,930
	MYS Group Co., Ltd., Class A	393,300	258,816
	Nanjing Iron & Steel Co., Ltd., Class A	210,500	93,814
*	Nanjing Xinjiekou Department Store Co., Ltd., Class A	528,500	813,936
*	Nanyang Topsec Technologies Group, Inc., Class A	91,464	288,223
	NARI Technology Co., Ltd., Class A	600,900	1,867,356
*	Nature Home Holding Co., Ltd.	1,901,000	240,207
	NetDragon Websoft Holdings, Ltd.	709,500	1,526,348
	New China Life Insurance Co., Ltd., Class H	2,143,800	8,568,457
*	New World Department Store China, Ltd.	3,486,000	525,347
	Newland Digital Technology Co., Ltd., Class A	39,600	93,720
	Nexteer Automotive Group, Ltd.	6,517,000	5,442,360
	Nine Dragons Paper Holdings, Ltd.	16,927,000	22,577,790
	Ningbo Huaxiang Electronic Co., Ltd., Class A	327,055	798,856
	Ningbo Joyson Electronic Corp., Class A	553,641	1,982,522
	Ningbo Sanxing Medical Electric Co., Ltd., Class A	300,400	316,493
	Ningbo Yunsheng Co., Ltd., Class A	221,200	204,959
	Ningbo Zhoushan Port Co., Ltd., Class A	1,959,600	1,067,390
	Ningxia Jiaze New Energy Co., Ltd., Class A	104,000	47,689
	Norinco International Cooperation, Ltd., Class A	92,800	100,677
	North Huajin Chemical Industries Co., Ltd., Class A	431,619	321,383
*	Northeast Pharmaceutical Group Co., Ltd., Class A	369,629	298,117
#	NVC Lighting Holdings, Ltd.	5,629,000	116,603
	Offshore Oil Engineering Co., Ltd., Class A	1,189,601	753,292
	ORG Technology Co., Ltd., Class A	452,700	381,085
*	Orient Group, Inc., Class A	647,440	341,796
Ω	Orient Securities Co., Ltd., Class H	2,949,200	1,943,151
	Oriental Pearl Group Co., Ltd., Class A	912,860	1,253,770
*	Ourpalm Co., Ltd., Class A	373,600	364,016
	Overseas Chinese Town Asia Holdings, Ltd.	1,014,000	207,082
*	Pangang Group Vanadium Titanium & Resources Co., Ltd., Class A	1,100,200	327,641
	PAX Global Technology, Ltd.	5,812,000	3,377,627
	People’s Insurance Co. Group of China, Ltd. (The), Class H	32,141,000	9,563,806
#	PetroChina Co., Ltd., ADR	102,992	2,931,152
	PetroChina Co., Ltd., Class H	176,780,000	49,646,414
	PICC Property & Casualty Co., Ltd., Class H	45,981,000	31,207,917
	Ping An Bank Co., Ltd., Class A	5,706,296	15,143,066
	Pingdingshan Tianan Coal Mining Co., Ltd., Class A	730,703	569,806
	Poly Culture Group Corp., Ltd., Class H	402,000	250,968
	Poly Property Group Co., Ltd.	19,929,488	5,755,852
Ω	Postal Savings Bank of China Co., Ltd., Class H	44,883,000	22,026,932
*	Pou Sheng International Holdings, Ltd.	7,485,000	1,715,485
	Power Construction Corp. of China, Ltd., Class A	5,627,420	3,234,360
	Powerlong Real Estate Holdings, Ltd.	13,341,000	8,982,216
*	PW Medtech Group, Ltd.	1,439,000	367,774
#	Q Technology Group Co., Ltd.	405,000	447,589
	Qingdao East Steel Tower Stock Co., Ltd., Class A	188,500	218,412
Ω	Qingdao Port International Co., Ltd., Class H	984,000	559,154
	Qingdao Topscomm Communication, Inc., Class A	131,400	188,922
	Qingling Motors Co., Ltd., Class H	6,374,000	1,144,218
	Qinhuangdao Port Co., Ltd., Class H	209,000	33,461

DIMENSIONAL EMERGING MARKETS VALUE FUND

CONTINUED

		Shares	Value»
CHINA — (Continued)
# *	Qudian, Inc., Sponsored ADR	362,937	$486,336
*	Qunxing Paper Holdings Co.	5,020,071	0
	Rainbow Digital Commercial Co., Ltd., Class A	394,826	485,110
	Raisecom Technology Co., Ltd., Class A	137,700	219,186
	Rastar Group, Class A	400,546	243,160
*	Realcan Pharmaceutical Group Co., Ltd., Class A	467,929	389,469
Ω	Red Star Macalline Group Corp., Ltd., Class H	1,834,297	1,105,615
Ω	Redco Properties Group, Ltd.	132,000	58,450
	Redsun Properties Group, Ltd.	105,000	38,105
	Renhe Pharmacy Co., Ltd., Class A	454,600	437,232
*	REXLot Holdings, Ltd.	67,831,618	34,124
	RiseSun Real Estate Development Co., Ltd., Class A	1,888,376	1,986,398
	Rongan Property Co., Ltd., Class A	112,300	43,738
	Ronshine China Holdings, Ltd.	2,398,000	1,634,850
	Runjian Co., Ltd., Class A	9,800	39,924
	SAIC Motor Corp, Ltd., Class A	1,795,973	6,217,522
	Sailun Group Co., Ltd., Class A	1,049,300	775,849
	Sansteel Minguang Co., Ltd. Fujian, Class A	951,380	936,541
	Sany Heavy Equipment International Holdings Co., Ltd.	5,348,000	2,948,278
*	Saurer Intelligent Technology Co., Ltd., Class A	357,100	272,829
	Seazen Group, Ltd.	604,000	452,823
	Seazen Holdings Co., Ltd. , Class A	862,999	4,199,290
*	Semiconductor Manufacturing International Corp.	8,367,198	24,684,333
	SGIS Songshan Co., Ltd., Class A	773,600	486,437
	Shaanxi Coal Industry Co., Ltd., Class A	3,735,445	4,891,585
	Shandong Buchang Pharmaceuticals Co., Ltd., Class A	583,107	2,113,543
	Shandong Chenming Paper Holdings, Ltd., Class H	2,725,227	1,084,937
	Shandong Himile Mechanical Science & Technology Co., Ltd., Class A	24,600	90,318
	Shandong Hualu Hengsheng Chemical Co., Ltd., Class A	764,592	3,235,303
	Shandong Jincheng Pharmaceutical Group Co., Ltd., Class A	84,700	292,389
	Shandong Linglong Tyre Co., Ltd., Class A	445,587	1,995,236
	Shandong Minhe Animal Husbandry Co., Ltd., Class A	232,600	519,769
	Shandong Nanshan Aluminum Co., Ltd., Class A	2,264,850	796,013
	Shandong New Beiyang Information Technology Co., Ltd., Class A	112,000	156,606
	Shandong Publishing & Media Co., Ltd., Class A	187,200	169,820
	Shandong Sun Paper Industry JSC, Ltd., Class A	1,227,281	2,554,482
	Shandong Weigao Group Medical Polymer Co., Ltd., Class H	768,000	1,489,451
	Shandong Xinhua Pharmaceutical Co., Ltd., Class H	646,000	318,175
	Shandong Yisheng Livestock & Poultry Breeding Co., Ltd., Class A	247,140	400,597
	Shanghai 2345 Network Holding Group Co., Ltd., Class A	1,979,100	799,895
# *	Shanghai Electric Group Co., Ltd., Class H	11,536,000	3,279,011
	Shanghai Environment Group Co., Ltd., Class A	203,827	338,718
*	Shanghai Fengyuzhu Culture and Technology Co., Ltd., Class A	21,200	67,588
	Shanghai Fosun Pharmaceutical Group Co., Ltd., Class H	1,114,000	4,597,473
#	Shanghai Industrial Holdings, Ltd.	3,937,918	5,261,752
	Shanghai Industrial Urban Development Group, Ltd.	21,592,501	2,012,909
	Shanghai International Port Group Co., Ltd., Class A	2,613,716	1,633,805
#	Shanghai Jin Jiang Capital Co., Ltd., Class H	15,992,000	2,229,874
	Shanghai Jinjiang International Hotels Co., Ltd., Class A	237,150	1,586,197
	Shanghai Lingang Holdings Corp., Ltd., Class A	32,800	111,137
	Shanghai Lujiazui Finance & Trade Zone Development Co., Ltd., Class A	362,058	622,551
	Shanghai Maling Aquarius Co., Ltd., Class A	351,000	484,444
	Shanghai Mechanical and Electrical Industry Co., Ltd., Class A	159,090	449,189
	Shanghai Pharmaceuticals Holding Co., Ltd., Class H	6,598,300	10,242,577
	Shanghai Prime Machinery Co., Ltd., Class H	3,892,000	763,357
	Shanghai Pudong Development Bank Co., Ltd., Class A	9,573,978	13,244,044
	Shanghai Pudong Road & Bridge Construction Co., Ltd., Class A	162,593	155,059
	Shanghai RAAS Blood Products Co., Ltd., Class A	2,014,386	2,571,967
	Shanghai Rongtai Health Technology Corp., Ltd., Class A	23,900	114,811

DIMENSIONAL EMERGING MARKETS VALUE FUND

CONTINUED

		Shares	Value»
CHINA — (Continued)
	Shanghai Shyndec Pharmaceutical Co., Ltd., Class A	451,300	$682,030
	Shanghai Tongji Science & Technology Industrial Co., Ltd., Class A	112,100	142,158
	Shanghai Tunnel Engineering Co., Ltd., Class A	85,500	71,342
	Shanghai Waigaoqiao Free Trade Zone Group Co., Ltd., Class A	69,800	169,632
	Shanghai Yuyuan Tourist Mart Group Co., Ltd., Class A	1,055,262	1,368,290
	Shanghai Zijiang Enterprise Group Co., Ltd., Class A	286,200	179,519
	Shanxi Blue Flame Holding Co., Ltd., Class A	269,128	315,071
	Shanxi Lu’an Environmental Energy Development Co., Ltd., Class A	1,040,880	916,271
*	Shanxi Meijin Energy Co., Ltd., Class A	1,348,132	1,204,313
	Shanxi Taigang Stainless Steel Co., Ltd., Class A	1,594,900	834,984
	Shanxi Xishan Coal & Electricity Power Co., Ltd., Class A	1,514,935	1,049,509
*	Shanying International Holding Co., Ltd., Class A	1,210,500	554,187
*	Shenghe Resources Holding Co., Ltd., Class A	36,360	35,814
*Ω	Shengjing Bank Co., Ltd., Class H	481,000	424,971
	Shenguan Holdings Group, Ltd.	3,610,000	112,822
	Shenwan Hongyuan Group Co., Ltd.	3,700,800	938,989
	Shenzhen Agricultural Products Group Co., Ltd., Class A	1,096,504	1,156,529
	Shenzhen Airport Co., Ltd., Class A	388,700	464,282
	Shenzhen Aisidi Co., Ltd., Class A	142,000	171,911
*	Shenzhen Bauing Construction Holding Group Co., Ltd., Class A	198,000	117,126
	Shenzhen Gas Corp., Ltd., Class A	511,200	562,664
	Shenzhen Gongjin Electronics Co., Ltd., Class A	269,900	469,823
	Shenzhen Grandland Group Co., Ltd., Class A	108,000	52,818
	Shenzhen International Holdings, Ltd.	5,854,583	9,116,530
	Shenzhen Investment, Ltd.	26,974,414	8,240,152
	Shenzhen Jinjia Group Co., Ltd., Class A	705,783	947,003
*	Shenzhen MTC Co., Ltd., Class A	1,364,600	1,230,171
*	Shenzhen Neptunus Bioengineering Co., Ltd., Class A	1,094,848	661,199
	Shenzhen Overseas Chinese Town Co., Ltd., Class A	3,406,961	3,342,733
	Shenzhen Tagen Group Co., Ltd., Class A	553,400	566,347
	Shenzhen Woer Heat-Shrinkable Material Co., Ltd., Class A	241,100	189,261
	Shenzhen Zhenye Group Co., Ltd., Class A	32,700	27,993
	Shenzhen Zhongjin Lingnan Nonfemet Co., Ltd., Class A	837,000	508,510
*	Shijiazhuang Changshan BeiMing Technology Co., Ltd., Class A	534,300	545,496
	Shimao Group Holdings, Ltd.	11,632,035	41,204,305
	Shinva Medical Instrument Co., Ltd., Class A	127,500	313,662
	Shougang Fushan Resources Group, Ltd.	15,782,277	3,693,837
*	Shouhang High-Tech Energy Co., Ltd., Class A	354,500	129,977
	Shui On Land, Ltd.	31,958,303	4,213,949
*	Siasun Robot & Automation Co., Ltd., Class A	75,500	151,126
*	Sichuan Hebang Biotechnology Co., Ltd., Class A	818,900	164,096
	Sichuan Kelun Pharmaceutical Co., Ltd., Class A	439,355	1,538,995
	Sichuan Languang Development Co., Ltd., Class A	1,225,800	904,958
	Sichuan Shuangma Cement Co., Ltd., Class A	164,600	322,199
	Sieyuan Electric Co., Ltd., Class A	97,100	310,757
	Sihuan Pharmaceutical Holdings Group, Ltd.	12,926,000	1,490,579
# *	Silver Grant International Holdings Group, Ltd.	6,324,804	776,466
*	SINA Corp.	252,489	10,819,154
	Sino Biopharmaceutical, Ltd.	3,922,000	3,972,962
	Sinochem International Corp., Class A	575,231	449,861
	Sinofert Holdings, Ltd.	13,934,000	1,242,954
	Sinolink Securities Co., Ltd., Class A	612,600	1,372,822
*	Sinolink Worldwide Holdings, Ltd.	9,156,508	575,056
	Sinoma International Engineering Co., Class A	341,200	383,966
	Sinoma Science & Technology Co., Ltd., Class A	461,880	1,326,335
	Sinomach Automobile Co., Ltd., Class A	298,486	267,624
	Sino-Ocean Group Holding, Ltd.	26,236,602	5,018,239
#	Sinopec Engineering Group Co., Ltd., Class H	10,921,500	4,245,227
	Sinopec Kantons Holdings, Ltd.	8,960,000	3,239,240

DIMENSIONAL EMERGING MARKETS VALUE FUND

CONTINUED

		Shares	Value»
CHINA — (Continued)
*	Sinopec Oilfield Service Corp., Class H	24,000	$1,490
	Sinopec Shanghai Petrochemical Co., Ltd., Sponsored ADR	13,728	255,478
#	Sinopec Shanghai Petrochemical Co., Ltd., Class H	18,028,000	3,331,772
	Sinopharm Group Co., Ltd., Class H	6,789,600	15,598,714
# *	Sinosoft Technology Group, Ltd.	1,919,000	287,683
	Sinotrans, Ltd., Class H	21,760,000	6,444,168
	Sinotruk Hong Kong, Ltd.	6,565,335	16,793,159
	Skyworth Digital Co., Ltd., Class A	390,948	510,068
*	Skyworth Group, Ltd.	9,122,116	2,389,585
*	Sogou, Inc., ADR	86,424	769,174
*	SOHO China, Ltd.	19,201,388	5,144,303
	SooChow Securities Co., Ltd., Class A	771,100	1,129,506
*	Sou Yu Te Group Co., Ltd., Class A	1,430,300	483,506
	Spring Airlines Co., Ltd., Class A	376,541	2,399,706
*	SPT Energy Group, Inc.	4,862,000	152,278
	SSY Group, Ltd.	1,948,000	1,066,271
*	Starrise Media Holdings, Ltd.	270,000	5,052
#	Sun Art Retail Group, Ltd.	3,118,500	3,378,713
	Sun King Power Electronics Group	494,000	95,040
	Sunac China Holdings, Ltd.	11,608,000	43,020,994
	Sunflower Pharmaceutical Group Co., Ltd., Class A	225,100	522,037
	Sunfly Intelligent Technology Co., Ltd., Class A	92,200	213,145
	Sungrow Power Supply Co., Ltd., Class A	310,700	1,806,863
	Suning Universal Co., Ltd., Class A	105,300	48,211
	Suning.com Co., Ltd., Class A	1,436,600	2,084,337
Ω	Sunshine 100 China Holdings, Ltd.	249,000	39,559
	Sunward Intelligent Equipment Co., Ltd., Class A	279,300	331,708
	Sunwave Communications Co., Ltd., Class A	210,700	233,201
*	Suzhou Anjie Technology Co., Ltd., Class A	112,900	335,871
*	Suzhou Chunxing Precision Mechanical Co., Ltd., Class A	102,400	73,726
	Suzhou Gold Mantis Construction Decoration Co., Ltd., Class A	763,175	1,126,885
*	Tahoe Group Co., Ltd., Class A	803,106	450,999
	Tangshan Jidong Cement Co., Ltd., Class A	476,244	1,069,753
	TangShan Port Group Co., Ltd., Class A	1,213,100	435,320
	Tangshan Sanyou Chemical Industries Co., Ltd., Class A	660,100	688,501
*	Taung Gold International, Ltd.	5,980,000	19,275
	TBEA Co., Ltd., Class A	879,959	1,081,886
	TCL Electronics Holdings, Ltd.	6,562,666	4,457,811
	TCL Technology Group Corp., Class A	3,664,735	3,312,661
# *	Tencent Music Entertainment Group, ADR	514,090	7,649,659
# *	Tenwow International Holdings, Ltd.	2,993,000	146,706
#	Texhong Textile Group, Ltd.	2,055,500	1,581,814
	Tian An China Investment Co., Ltd.	4,076,000	2,330,510
	Tian Di Science & Technology Co., Ltd., Class A	704,800	319,537
*Ω	Tian Ge Interactive Holdings, Ltd.	1,433,000	105,461
	Tiangong International Co., Ltd.	4,350,000	1,460,251
	Tianjin Chase Sun Pharmaceutical Co., Ltd., Class A	940,811	775,971
	Tianjin Port Development Holdings, Ltd.	16,671,657	1,119,993
	Tianjin ZhongXin Pharmaceutical Group Corp., Ltd., Class A	175,149	419,381
	Tianma Microelectronics Co., Ltd., Class A	856,224	1,828,884
#	Tianneng Power International, Ltd.	7,140,000	11,632,233
	Tianyun International Holdings, Ltd.	570,000	71,456
*	Tibet Summit Resources Co., Ltd., Class A	190,200	228,065
	Tibet Tianlu Co., Ltd., Class A	195,400	215,393
	Time Watch Investments, Ltd.	92,000	8,791
	Tingyi Cayman Islands Holding Corp.	1,846,000	3,378,035
	Titan Wind Energy Suzhou Co., Ltd., Class A	526,900	564,553
	Tomson Group, Ltd.	3,468,526	699,633
	Tong Ren Tang Technologies Co., Ltd., Class H	1,730,000	1,015,837

DIMENSIONAL EMERGING MARKETS VALUE FUND

CONTINUED

		Shares	Value»
CHINA — (Continued)
#	Tongda Group Holdings, Ltd.	46,770,000	$2,541,621
	Tongkun Group Co., Ltd., Class A	547,222	1,239,575
	Tongling Jingda Special Magnet Wire Co., Ltd., Class A	424,000	201,283
	Tongling Nonferrous Metals Group Co., Ltd., Class A	2,493,900	809,647
	Tongwei Co., Ltd., Class A	551,300	2,538,102
	Tonly Electronics Holdings, Ltd.	15,000	19,503
#	Top Spring International Holdings, Ltd.	146,000	24,147
	Transfar Zhilian Co., Ltd., Class A	771,900	625,810
	TravelSky Technology, Ltd., Class H	881,000	1,857,141
*	Trigiant Group, Ltd.	4,254,000	401,553
*	Trip.com Group, Ltd., ADR	2,378,359	68,401,605
*	Trony Solar Holdings Co., Ltd.	8,775,000	0
*	Tunghsu Optoelectronic Technology Co., Ltd., Class A	1,525,000	623,872
*	Tus Environmental Science And Technology Development Co., Ltd., Class A	323,420	354,676
	Unilumin Group Co., Ltd., Class A	170,800	249,448
	Uni-President China Holdings, Ltd.	1,131,000	979,697
	Unisplendour Corp., Ltd., Class A	747,683	2,461,435
	United Energy Group, Ltd.	418,000	56,752
*	V1 Group, Ltd.	6,098,000	176,709
	Valiant Co., Ltd., Class A	12,000	31,365
	Vatti Corp., Ltd., Class A	202,250	270,846
	Vinda International Holdings, Ltd.	321,000	851,853
*	Vipshop Holdings, Ltd., ADR	734,300	15,714,020
*	Wanda Film Holding Co., Ltd., Class A	453,334	1,042,852
	Wangfujing Group Co., Ltd., Class A	99,000	595,996
	Wangneng Environment Co., Ltd., Class A	81,100	199,368
	Wangsu Science & Technology Co., Ltd., Class A	682,700	795,756
	Want Want China Holdings, Ltd.	5,112,000	3,385,342
	Wanxiang Qianchao Co., Ltd., Class A	995,460	871,710
	Wasion Holdings, Ltd.	4,676,000	1,088,184
	Wasu Media Holding Co., Ltd., Class A	341,086	493,109
*	Weibo Corp., Sponsored ADR	61,210	2,543,276
	Weichai Power Co., Ltd., Class H	2,040,000	3,868,417
	Weifu High-Technology Group Co., Ltd., Class A	168,400	647,265
	Weiqiao Textile Co., Class H	3,592,500	766,153
	Wens Foodstuffs Group Co., Ltd., Class A	2,190,445	6,214,414
	West China Cement, Ltd.	28,230,000	4,195,606
	Western Securities Co., Ltd., Class A	591,148	805,515
	Wisdom Education International Holdings Co., Ltd.	446,000	145,116
	Wolong Electric Group Co., Ltd., Class A	363,300	664,427
	Wuchan Zhongda Group Co., Ltd., Class A	1,479,800	978,898
*	Wuhan DDMC Culture & Sports Co., Ltd., Class A	366,500	350,899
	Wuhan Department Store Group Co., Ltd., Class A	401,600	782,858
*	Wuhan P&S Information Technology Co., Ltd., Class A	438,100	407,020
	Wuxi Taiji Industry Co., Ltd., Class A	733,524	1,116,826
	XCMG Construction Machinery Co., Ltd., Class A	3,681,900	2,952,996
	Xiamen C & D, Inc., Class A	839,700	1,051,726
	Xiamen Comfort Science & Technology Group Co., Ltd., Class A	118,600	251,347
	Xiamen International Airport Co., Ltd., Class A	10,700	27,971
	Xiamen International Port Co., Ltd., Class H	7,708,000	637,233
	Xiamen ITG Group Corp., Ltd., Class A	525,902	526,497
	Xiamen Tungsten Co., Ltd., Class A	299,740	602,896
	Xiamen Xiangyu Co., Ltd., Class A	363,600	325,329
	Xiandai Investment Co., Ltd., Class A	184,100	105,162
	Xilinmen Furniture Co., Ltd., Class A	96,500	215,354
	Xinfengming Group Co., Ltd., Class A	91,060	138,743
	Xingda International Holdings, Ltd.	8,900,195	2,292,442
	Xingfa Aluminium Holdings, Ltd.	435,000	433,121

DIMENSIONAL EMERGING MARKETS VALUE FUND

CONTINUED

		Shares	Value»
CHINA — (Continued)
	Xinhu Zhongbao Co., Ltd., Class A	2,329,543	$1,117,091
	Xinhua Winshare Publishing and Media Co., Ltd., Class H	1,351,000	820,932
#	Xinjiang Goldwind Science & Technology Co., Ltd., Class H	2,263,200	2,983,414
	Xinjiang Tianshan Cement Co., Ltd., Class A	310,600	691,193
	Xinjiang Zhongtai Chemical Co., Ltd., Class A	88,700	67,690
	Xinxing Ductile Iron Pipes Co., Ltd., Class A	1,389,600	754,621
	Xinyangfeng Agricultural Technology Co., Ltd., Class A	268,700	485,429
	Xinyu Iron & Steel Co., Ltd., Class A	944,300	586,681
	Xinyuan Real Estate Co., Ltd., ADR	264,887	482,094
	Xtep International Holdings, Ltd.	7,729,088	2,620,684
	Xuji Electric Co., Ltd., Class A	233,200	492,103
*	Yanchang Petroleum International, Ltd.	12,800,000	51,195
	Yang Quan Coal Industry Group Co., Ltd., Class A	755,000	533,172
	Yango Group Co., Ltd., Class A	300,400	308,500
	Yantai Changyu Pioneer Wine Co., Ltd., Class A	199,900	987,069
	Yantai Jereh Oilfield Services Group Co., Ltd., Class A	296,888	1,190,327
	Yanzhou Coal Mining Co., Ltd., Class H	18,294,000	13,314,341
# Ω	YiChang HEC ChangJiang Pharmaceutical Co., Ltd., Class H	769,400	949,747
	Yintai Gold Co., Ltd., Class A	319,574	480,192
	Yip’s Chemical Holdings, Ltd.	842,000	295,820
*	Yiren Digital, Ltd., Sponsored ADR	111,530	366,934
	Yotrio Group Co., Ltd., Class A	1,017,700	631,248
	Youngor Group Co., Ltd., Class A	719,074	766,214
*	Youyuan International Holdings, Ltd.	4,485,251	28,234
*	YuanShengTai Dairy Farm, Ltd.	4,212,000	331,700
	Yuexiu Property Co., Ltd.	66,198,786	12,852,555
*	Yunnan Aluminium Co., Ltd., Class A	838,700	689,959
	Yunnan Baiyao Group Co Ltd, Class A	263,127	4,054,401
*	Yunnan Copper Co., Ltd., Class A	483,200	898,280
*	Yunnan Tin Co., Ltd., Class A	466,300	625,819
	Yuzhou Group Holdings Co., Ltd.	22,739,677	8,801,873
	Zhaojin Mining Industry Co., Ltd., Class H	111,500	144,343
*	Zhejiang Century Huatong Group Co., Ltd., Class A	3,149,591	4,018,642
	Zhejiang Chint Electrics Co., Ltd., Class A	1,010,503	4,431,108
	Zhejiang Communications Technology Co., Ltd.	294,400	234,281
#	Zhejiang Glass Co., Ltd.	437,000	0
	Zhejiang Hailiang Co., Ltd., Class A	171,980	201,869
	Zhejiang Hangmin Co., Ltd., Class A	256,726	203,887
	Zhejiang Hisoar Pharmaceutical Co., Ltd., Class A	1,033,800	1,200,743
	Zhejiang Huace Film & TV Co., Ltd., Class A	333,832	365,938
	Zhejiang Huafeng Spandex Co., Ltd., Class A	859,548	1,031,483
	Zhejiang Jiahua Energy Chemical Industry Co., Ltd., Class A	395,400	585,311
	Zhejiang Jianfeng Group Co., Ltd., Class A	17,100	37,509
*	Zhejiang Jingu Co., Ltd., Class A	406,400	505,391
	Zhejiang Jingxin Pharmaceutical Co., Ltd., Class A	268,800	479,335
	Zhejiang Juhua Co., Ltd., Class A	505,207	504,529
	Zhejiang Longsheng Group Co., Ltd., Class A	1,662,033	3,306,027
	Zhejiang Medicine Co., Ltd., Class A	403,200	861,420
*	Zhejiang Narada Power Source Co., Ltd., Class A	149,100	357,834
	Zhejiang NHU Co., Ltd., Class A	1,126,497	4,891,958
	Zhejiang Orient Financial Holdings Group Co., Ltd., Class A	789,500	819,768
	Zhejiang Runtu Co., Ltd., Class A	287,230	384,359
	Zhejiang Satellite Petrochemical Co., Ltd., Class A	315,600	1,047,334
	Zhejiang Semir Garment Co., Ltd., Class A	538,299	671,671
	Zhejiang Wanfeng Auto Wheel Co., Ltd., Class A	837,500	900,676
	Zhejiang Wanliyang Co., Ltd., Class A	317,541	553,695
	Zhejiang Xinan Chemical Industrial Group Co., Ltd., Class A	138,400	188,024
	Zhejiang Yankon Group Co., Ltd., Class A	91,700	53,889
	Zhejiang Yasha Decoration Co., Ltd., Class A	395,626	530,442

DIMENSIONAL EMERGING MARKETS VALUE FUND

CONTINUED

		Shares	Value»
CHINA — (Continued)
*	Zhejiang Yongtai Technology Co., Ltd., Class A	58,400	$78,306
	Zhengzhou Coal Mining Machinery Group Co., Ltd., Class H	1,429,600	1,572,667
	Zhengzhou Yutong Bus Co., Ltd., Class A	493,800	1,181,120
	Zhenro Properties Group, Ltd.	464,000	267,765
#	Zhong An Group, Ltd.	13,233,600	530,646
	Zhongjin Gold Corp., Ltd., Class A	1,419,802	1,983,586
*	Zhongshan Broad Ocean Motor Co., Ltd., Class A	567,100	330,427
	Zhongyuan Environment-Protection Co., Ltd., Class A	35,800	38,457
	Zhuzhou CRRC Times Electric Co., Ltd., Class H	770,500	2,372,750
	Zhuzhou Kibing Group Co., Ltd., Class A	795,846	1,092,258
	Zibo Qixiang Tengda Chemical Co., Ltd., Class A	485,000	597,185
	Zijin Mining Group Co., Ltd., Class H	9,546,000	6,959,155
	Zoomlion Heavy Industry Science and Technology Co., Ltd., Class H	8,941,600	7,894,674
	ZTE Corp., Class H	1,604,800	3,548,296
#	ZTO Express Cayman, Inc., ADR	59,945	1,737,206

TOTAL CHINA			4,411,354,497

COLOMBIA — (0.1%)
	Cementos Argos SA	94,431	111,135
*	Corp. Financiera Colombiana SA	30,986	208,156
	Grupo Argos SA	1,529,091	4,195,731
	Grupo de Inversiones Suramericana SA	1,584,308	8,227,832
	Grupo Nutresa SA	161,925	892,808
	Mineros SA	128,115	119,166

TOTAL COLOMBIA			13,754,828

CZECH REPUBLIC — (0.2%)
	CEZ A.S.	1,160,007	21,954,944

GREECE — (0.2%)
*	Aegean Airlines SA	83,136	257,460
*	Alpha Bank AE	6,617,602	3,367,541
	Autohellas SA	37,423	161,665
	Bank of Greece	37,213	582,021
*	Cairo Mezz P.L.C.	351,174	42,454
*	Ellaktor SA	984,918	1,547,679
*	Eurobank Ergasias Services and Holdings SA, Class A	4,214,090	1,409,232
*	Fourlis Holdings SA	42,414	163,776
*	GEK Terna Holding Real Estate Construction SA	23,558	159,369
	Hellenic Petroleum SA	146,437	718,251
*	Intracom Holdings SA	437,466	316,915
*	LAMDA Development SA	67,966	401,771
	Motor Oil Hellas Corinth Refineries SA	8,934	83,531
	Mytilineos SA	422,906	4,640,015
*	National Bank of Greece SA	3,347,142	3,525,000
*	Piraeus Bank SA	1,707,993	1,313,860
	Titan Cement International SA	51,194	639,543

TOTAL GREECE			19,330,083

HONG KONG — (0.1%)
	Anxin-China Holdings, Ltd.	6,152,000	0
	Atlas Corp.	755,069	6,516,246
*	Beijing Energy International Holding Co., Ltd.	4,182,000	119,473
Ω	China New Higher Education Group, Ltd.	816,000	425,792
	Fiber Optic Center, Inc.	3,598,000	24,366
	K Wah International Holdings, Ltd.	88,829	42,154
	Karce International Holdings Open	640,000	0
	Prinx Chengshan Cayman Holding, Ltd.	64,000	69,347

DIMENSIONAL EMERGING MARKETS VALUE FUND

CONTINUED

		Shares	Value»
HONG KONG — (Continued)
	Real Gold Mining, Ltd.	3,137,500	$106,438
	Shoucheng Holdings, Ltd.	10,423,683	3,743,368

TOTAL HONG KONG			11,047,184

HUNGARY — (0.2%)
*	MOL Hungarian Oil & Gas P.L.C.	3,692,311	17,929,567
	Richter Gedeon Nyrt	210,190	4,291,545

TOTAL HUNGARY			22,221,112

INDIA — (11.2%)
	Aarti Drugs, Ltd.	54,628	502,369
	ACC, Ltd.	330,940	7,361,455
	Adani Enterprises, Ltd.	936,724	4,253,761
	Adani Gas, Ltd.	448,421	1,332,090
*	Adani Green Energy, Ltd.	1,209,937	13,975,195
	Adani Ports & Special Economic Zone, Ltd.	66,956	323,110
*	Adani Power, Ltd.	2,362,845	1,138,603
*	Adani Transmissions, Ltd.	592,012	2,310,180
*	Aditya Birla Capital, Ltd.	2,879,031	2,516,519
	Advanced Enzyme Technologies, Ltd.	26,799	112,923
	Alembic, Ltd.	483,755	601,403
	Allcargo Logistics, Ltd.	498,591	793,248
	Amara Raja Batteries, Ltd.	4,029	41,774
	Ambuja Cements, Ltd.	4,057,634	14,219,413
*	Amtek Auto, Ltd.	941,223	6,548
*	Anant Raj Global, Ltd.	263,703	57,824
	Anant Raj, Ltd.	112,668	27,345
	Apar Industries, Ltd.	83,158	322,760
	Apollo Tyres, Ltd.	1,942,429	3,668,065
*	Arvind Fashions, Ltd.	455,430	753,778
*	Arvind, Ltd.	830,228	377,925
	Ashok Leyland, Ltd.	5,216,139	5,548,855
	Aurobindo Pharma, Ltd.	2,186,921	22,815,804
*	Axis Bank, Ltd.	8,523,857	56,329,366
*	Bajaj Hindusthan Sugar, Ltd.	872,575	55,300
	Bajaj Holdings & Investment, Ltd.	340,266	10,586,936
	Balmer Lawrie & Co., Ltd.	614,043	836,058
	Balrampur Chini Mills, Ltd.	1,384,859	3,000,907
*	Bank of Baroda	4,804,501	2,694,977
*	Bank of Maharashtra	578,945	86,604
	BEML, Ltd.	81,747	672,171
	Bharat Dyanamics, Ltd.	2,665	10,415
	Bharat Electronics, Ltd.	4,584,348	5,380,084
	Bharat Forge, Ltd.	9,291	56,388
	Bharat Heavy Electricals, Ltd.	5,700,069	2,160,610
	Bharti Airtel, Ltd.	8,859,463	51,682,131
	Birla Corp., Ltd.	158,657	1,370,856
*	Birlasoft, Ltd.	1,151,377	2,813,034
	Bodal Chemicals, Ltd.	146,947	118,610
	Borosil Renewables, Ltd.	12,105	15,116
*	Borosil, Ltd.	12,105	23,417
	Brigade Enterprises, Ltd.	403,466	973,512
	BSE, Ltd.	119,329	793,687
	Cadila Healthcare, Ltd.	399,189	2,251,234
	Can Fin Homes, Ltd.	255,634	1,575,992
*	Canara Bank	1,449,186	1,690,216
*	Capacit’e Infraprojects, Ltd.	41,710	76,308
	Ceat, Ltd.	165,941	2,444,028

DIMENSIONAL EMERGING MARKETS VALUE FUND

CONTINUED

		Shares	Value»
INDIA — (Continued)
	Century Textiles & Industries, Ltd.	12,794	$52,761
*	CG Power and Industrial Solutions, Ltd.	2,853,683	1,207,386
	Chambal Fertilizers & Chemicals, Ltd.	960,912	2,106,573
	Chennai Super Kings Cricket, Ltd.	5,080,767	28,925
*	Cholamandalam Financial Holdings, Ltd.	420,899	2,188,364
	Cipla, Ltd.	896,605	9,141,181
	City Union Bank, Ltd.	1,451,921	2,896,502
Ω	Cochin Shipyard, Ltd.	26,896	122,519
* Ω	Coffee Day Enterprises, Ltd.	161,329	57,363
	Container Corp. Of India, Ltd.	357,502	1,886,266
	Cyient, Ltd.	124,698	663,918
*	Dalmia Bharat, Ltd.	284,948	3,239,568
	DB Corp., Ltd.	138,530	137,978
*	DCB Bank, Ltd.	1,226,347	1,285,434
	DCM Shriram, Ltd.	361,622	1,650,923
	Deepak Fertilisers & Petrochemicals Corp., Ltd.	314,938	627,176
	Delta Corp., Ltd.	51,743	82,842
	Dhampur Sugar Mills, Ltd.	225,896	434,863
	Dhani Services, Ltd.	23,401	62,108
Ω	Dilip Buildcon, Ltd.	108,385	477,113
*	Dish TV India, Ltd.	2,132,040	328,045
	Dishman Carbogen Amcis, Ltd.	579,097	1,184,161
	DLF, Ltd.	2,412,108	5,166,176
	Dr Reddy’s Laboratories, Ltd., ADR	142,947	9,264,395
	Dr Reddy’s Laboratories, Ltd.	47,319	3,115,302
	eClerx Services, Ltd.	13,413	126,548
*	Edelweiss Financial Services, Ltd.	1,424,853	1,075,679
*	EID Parry India, Ltd.	596,304	2,227,603
*	EIH, Ltd.	422,487	428,943
	Engineers India, Ltd.	174,931	153,083
	EPL, Ltd.	187,726	634,721
	Escorts, Ltd.	279,042	4,530,540
	Excel Industries, Ltd.	1,169	13,649
	Exide Industries, Ltd.	280,804	601,333
	FDC, Ltd.	69,318	320,155
*	Federal Bank, Ltd.	10,486,940	7,136,204
	Finolex Cables, Ltd.	513,719	1,928,360
	Finolex Industries, Ltd.	148,359	1,042,298
	Firstsource Solutions, Ltd.	1,796,446	1,695,101
*	Fortis Healthcare, Ltd.	2,163,516	3,672,775
*	Future Enterprises, Ltd.	1,132,688	142,411
	GAIL India, Ltd.	11,699,118	13,384,595
	Gateway Distriparks, Ltd.	325,127	403,278
* Ω	General Insurance Corp. of India	111,280	177,819
*	GFL, Ltd.	199,658	212,933
	GHCL, Ltd.	257,525	540,682
	Glenmark Pharmaceuticals, Ltd.	1,101,424	7,065,631
	Godfrey Phillips India, Ltd.	85,898	1,040,805
	Granules India, Ltd.	883,816	4,554,368
	Graphite India, Ltd.	20,799	49,358
	Grasim Industries, Ltd.	1,682,798	17,695,587
	Great Eastern Shipping Co., Ltd. (The)	533,214	1,625,369
*	Greaves Cotton, Ltd.	355,301	333,474
	Gujarat Alkalies & Chemicals, Ltd.	176,303	761,684
	Gujarat Ambuja Exports, Ltd.	280,132	434,352
*	Gujarat Fluorochemicals, Ltd.	386,472	2,501,219
	Gujarat Mineral Development Corp., Ltd.	611,679	354,052
	Gujarat Narmada Valley Fertilizers & Chemicals, Ltd.	383,198	1,059,228
	Gujarat Pipavav Port, Ltd.	388,699	463,834

DIMENSIONAL EMERGING MARKETS VALUE FUND

CONTINUED

		Shares	Value»
INDIA — (Continued)
	Gujarat State Fertilizers & Chemicals, Ltd.	828,894	$757,042
	Gujarat State Petronet, Ltd.	1,388,049	3,628,879
	HEG, Ltd.	12,117	110,351
	HeidelbergCement India, Ltd.	345,204	858,925
	HFCL, Ltd.	3,752,356	872,306
	Hikal, Ltd.	308,027	678,102
	HIL, Ltd.	18,294	431,889
	Himadri Speciality Chemical, Ltd.	203,546	129,178
	Himatsingka Seide, Ltd.	181,013	308,303
	Hindalco Industries, Ltd.	12,678,607	29,331,426
	Hinduja Global Solutions, Ltd.	61,407	551,431
	Housing Development Finance Corp., Ltd.	277,698	7,194,834
# *	ICICI Bank, Ltd., Sponsored ADR	5,868,831	61,916,166
*	ICICI Bank, Ltd.	921,978	4,860,756
*	IDFC First Bank, Ltd.	12,428,379	5,166,976
	IDFC, Ltd.	6,431,062	2,640,765
*	IFCI, Ltd.	5,203,346	406,911
	IIFL Finance, Ltd.	1,847,539	1,847,966
	IIFL Securities, Ltd.	2,626,942	1,386,879
	IIFL Wealth Management, Ltd.	343,485	4,239,099
	India Cements, Ltd. (The)	1,788,139	2,848,046
	India Glycols, Ltd.	91,269	336,471
	Indiabulls Housing Finance, Ltd.	1,955,323	3,710,463
*	Indiabulls Real Estate, Ltd.	1,698,066	1,093,309
*	Indian Bank	724,988	563,431
	Indian Hotels Co., Ltd. (The)	1,525,929	1,962,263
	Indian Hume Pipe Co., Ltd. (The)	2,945	6,312
	Indo Count Industries, Ltd.	248,595	481,327
	Indoco Remedies, Ltd.	18,557	64,434
*	INEOS Styrolution India, Ltd.	24,506	173,617
	Infibeam Avenues, Ltd.	2,103,252	2,367,902
*	Intellect Design Arena, Ltd.	355,025	1,135,646
Ω	IRCON International, Ltd.	11,290	11,551
	ITD Cementation India, Ltd.	187,582	123,696
	J Kumar Infraprojects, Ltd.	167,631	231,969
	Jagran Prakashan, Ltd.	489,592	242,974
	Jai Corp., Ltd.	312,837	349,093
*	Jaiprakash Associates, Ltd.	2,045,317	107,695
*	Jammu & Kashmir Bank, Ltd. (The)	768,439	147,245
	JB Chemicals & Pharmaceuticals, Ltd.	365,551	4,965,245
	Jindal Poly Films, Ltd.	116,128	714,561
	Jindal Saw, Ltd.	854,627	698,979
*	Jindal Stainless Hisar, Ltd.	10,311	13,703
*	Jindal Stainless, Ltd.	258,426	217,749
*	Jindal Steel & Power, Ltd.	3,034,663	7,848,318
	JK Cement, Ltd.	155,248	3,843,393
	JK Lakshmi Cement, Ltd.	228,271	891,392
	JK Paper, Ltd.	522,303	619,905
	JK Tyre & Industries, Ltd.	607,973	549,871
	JM Financial, Ltd.	2,157,432	2,356,649
	JSW Energy, Ltd.	3,023,679	2,451,289
	JSW Steel, Ltd.	5,949,447	24,782,262
	Jubilant Life Sciences, Ltd.	770,389	7,561,967
	Jyothy Labs, Ltd.	26,964	49,359
	Kalpataru Power Transmission, Ltd.	455,895	1,527,398
	Kalyani Steels, Ltd.	76,266	215,463
*	Karnataka Bank, Ltd. (The)	847,024	486,224
*	Karur Vysya Bank, Ltd. (The)	2,259,617	984,248
*	Kaveri Seed Co., Ltd.	83,828	571,541

DIMENSIONAL EMERGING MARKETS VALUE FUND

CONTINUED

		Shares	Value»
INDIA — (Continued)
	KEC International, Ltd.	18,601	$81,235
	Kiri Industries, Ltd.	105,185	631,230
	Kirloskar Oil Engines, Ltd.	298,653	412,609
	KNR Constructions, Ltd.	203,640	687,600
	Kolte-Patil Developers, Ltd.	90,777	207,474
	KPIT Technologies, Ltd.	1,864,006	2,356,204
	KPR Mill, Ltd.	40,882	410,726
	KRBL, Ltd.	120,245	414,907
	L&T Finance Holdings, Ltd.	3,671,628	3,195,550
	Lakshmi Machine Works, Ltd.	1,294	69,780
	Larsen & Toubro, Ltd.	2,116,577	26,556,015
Ω	Laurus Labs, Ltd.	247,000	1,055,929
	LG Balakrishnan & Bros, Ltd.	14,177	47,703
	LIC Housing Finance, Ltd.	2,220,271	8,465,254
	Linde India, Ltd.	55,381	623,469
	LT Foods, Ltd.	773,314	549,862
	Lupin, Ltd.	1,428,720	17,496,318
*	Magma Fincorp, Ltd.	302,555	149,958
	Maharashtra Scooters, Ltd.	8,085	304,528
	Maharashtra Seamless, Ltd.	147,161	439,958
*	Mahindra & Mahindra Financial Services, Ltd.	4,167,224	6,882,266
	Mahindra & Mahindra, Ltd.	4,540,976	36,399,157
*	Mahindra CIE Automotive, Ltd.	216,128	402,109
*	Mahindra Lifespace Developers, Ltd.	125,469	473,517
	Maithan Alloys, Ltd.	1,776	11,597
	Majesco, Ltd.	26,238	327,085
	Manappuram Finance, Ltd.	1,288,705	2,706,014
	Marksans Pharma, Ltd.	1,741,434	1,193,508
	Mastek, Ltd.	81,389	929,359
*	Max Healthcare Institute, Ltd.	484,677	695,222
*	Max India, Ltd.	97,915	75,576
	Meghmani Organics, Ltd.	865,589	832,062
	MOIL, Ltd.	478,127	828,476
	Motherson Sumi Systems, Ltd.	166,081	236,791
	Mphasis, Ltd.	490,454	9,179,363
	MRF, Ltd.	7,617	6,673,970
	Muthoot Finance, Ltd.	319,810	5,297,665
	Natco Pharma, Ltd.	25,545	308,651
	National Aluminium Co., Ltd.	2,986,448	1,232,849
	Nava Bharat Ventures, Ltd.	479,073	341,781
	Navin Fluorine International, Ltd.	3,096	93,489
	NCC, Ltd.	1,726,959	789,684
	NIIT, Ltd.	590,477	1,116,233
	Nilkamal, Ltd.	39,627	675,629
	NMDC, Ltd.	179,947	199,465
	NOCIL, Ltd.	479,016	881,750
	Nucleus Software Exports, Ltd.	18,815	154,723
*	Oberoi Realty, Ltd.	494,260	2,951,968
*	Omaxe, Ltd.	315,312	281,998
	Orient Cement, Ltd.	556,320	481,991
Ω	Parag Milk Foods, Ltd.	137,951	196,856
*	PC Jeweller, Ltd.	392,820	81,889
	Persistent Systems, Ltd.	344,461	5,395,547
	Petronet LNG, Ltd.	4,007,919	12,493,229
	Phillips Carbon Black, Ltd.	518,512	981,816
	Piramal Enterprises, Ltd.	466,543	7,922,714
* Ω	PNB Housing Finance, Ltd.	186,149	883,841
	PNC Infratech, Ltd.	321,227	736,199
	Polyplex Corp., Ltd.	101,191	1,057,428

DIMENSIONAL EMERGING MARKETS VALUE FUND

CONTINUED

		Shares	Value»
INDIA — (Continued)
	Power Finance Corp., Ltd.	4,872,837	$5,744,333
	Praj Industries, Ltd.	92,329	95,786
	Prakash Industries, Ltd.	187,902	111,592
	Prestige Estates Projects, Ltd.	647,281	2,185,174
*	Procter & Gamble Health, Ltd.	32,885	2,283,211
	PTC India Financial Services, Ltd.	1,766,742	432,522
	PTC India, Ltd.	919,939	584,002
*	Punjab National Bank	5,997,812	2,164,021
* Ω	Quess Corp., Ltd.	37,802	209,422
	Rain Industries, Ltd.	736,786	1,048,968
	Rajesh Exports, Ltd.	584,798	3,645,845
	Rallis India, Ltd.	310,215	1,035,273
	Ramco Industries, Ltd.	118,646	302,807
	Rashtriya Chemicals & Fertilizers, Ltd.	1,044,190	596,566
	Ratnamani Metals & Tubes, Ltd.	3,836	65,635
*	Raymond, Ltd.	213,729	787,888
Ω	RBL Bank, Ltd.	322,994	757,945
	REC, Ltd.	5,381,994	7,468,735
	Redington India, Ltd.	2,275,102	3,951,841
	Reliance Industries, Ltd.	17,062,685	475,326,938
*	Reliance Power, Ltd.	925,450	44,306
	Repco Home Finance, Ltd.	157,611	407,055
	Sadbhav Engineering, Ltd.	65,085	42,117
*	Sequent Scientific, Ltd.	521,810	992,257
	Seshasayee Paper & Boards, Ltd.	59,795	103,104
	Sharda Cropchem, Ltd.	28,099	102,682
	Shipping Corp. of India, Ltd.	822,610	566,460
	Shriram City Union Finance, Ltd.	27,860	300,205
	Shriram Transport Finance Co., Ltd.	735,109	6,838,839
	Sobha, Ltd.	397,498	1,554,603
	Somany Ceramics, Ltd.	14,761	41,586
	Somany Home Innovation, Ltd.	460,561	468,621
*	South Indian Bank, Ltd. (The)	4,961,219	434,346
	SRF, Ltd.	65,370	3,869,900
	Srikalahasthi Pipes, Ltd.	69,809	114,751
*	State Bank of India	7,108,564	18,173,445
*	Steel Authority of India, Ltd.	4,592,630	2,137,242
	Strides Pharma Science, Ltd.	361,129	3,350,604
	Sun Pharmaceutical Industries, Ltd.	2,939,332	18,473,616
	Sun TV Network, Ltd.	89,286	510,037
	Sunteck Realty, Ltd.	290,750	1,041,639
	Surya Roshni, Ltd.	65,033	195,145
*	TAKE Solutions, Ltd.	423,620	232,329
	Tata Chemicals, Ltd.	761,327	3,289,598
	Tata Consumer Products, Ltd.	2,138,209	14,240,754
	Tata Metaliks, Ltd.	1,879	13,032
*	Tata Motors, Ltd.	13,087,848	23,371,071
	Tata Steel, Ltd.	1,930,245	10,673,883
	Tech Mahindra, Ltd.	512,811	5,631,994
*	Techno Electric & Engineering Co., Ltd.	51,972	133,823
*	Teledata Marine Solutions, Ltd.	267,258	0
	Texmaco Rail & Engineering, Ltd.	235,895	77,225
	Tide Water Oil Co India, Ltd.	2,390	141,850
	Time Technoplast, Ltd.	635,571	322,070
	Tinplate Co. of India, Ltd. (The)	217,969	378,488
	Transport Corp. of India, Ltd.	154,447	467,269
	Trident, Ltd.	8,544,349	847,523
	Triveni Engineering & Industries, Ltd.	572,383	553,971
	Tube Investments of India, Ltd.	334,852	2,981,923

DIMENSIONAL EMERGING MARKETS VALUE FUND

CONTINUED

		Shares	Value»
INDIA — (Continued)
	TV Today Network, Ltd.	29,230	$78,658
*	TV18 Broadcast, Ltd.	4,443,516	1,725,295
	TVS Srichakra, Ltd.	1,968	37,453
*	UCO Bank	1,814,473	283,948
	Uflex, Ltd.	263,480	1,182,337
	Unichem Laboratories, Ltd.	220,521	746,331
*	Union Bank of India	1,643,856	536,780
*	Usha Martin, Ltd.	368,127	104,997
*	VA Tech Wabag, Ltd.	117,627	289,493
	Vardhman Textiles, Ltd.	181,028	1,875,382
	Vedanta, Ltd.	15,425,200	19,994,682
	Vedanta, Ltd., ADR	557,921	2,856,558
	Venky’s India, Ltd.	538	10,604
	Vindhya Telelinks, Ltd.	23,536	226,892
*	Vodafone Idea, Ltd.	11,609,989	1,377,037
	Welspun Corp., Ltd.	646,685	932,517
	Welspun Enterprises, Ltd.	545,872	554,954
	Welspun India, Ltd.	1,919,926	1,804,390
	West Coast Paper Mills, Ltd.	184,344	392,876
	Wipro, Ltd.	9,688,471	44,470,377
*	Wockhardt, Ltd.	265,080	1,039,356
*	Yes Bank, Ltd.	19,922,354	3,341,684
	Zee Entertainment Enterprises, Ltd.	158,265	399,771
	Zensar Technologies, Ltd.	582,623	1,407,128

TOTAL INDIA			1,455,326,704

INDONESIA — (1.7%)
	Adaro Energy Tbk PT	127,800,300	9,687,715
	Adhi Karya Persero Tbk PT	11,788,800	458,140
*	Adi Sarana Armada Tbk PT	717,700	24,424
	AKR Corporindo Tbk PT	563,800	101,964
*	Alam Sutera Realty Tbk PT	95,148,700	992,607
	Aneka Tambang Tbk	55,792,377	3,968,174
*	Asahimas Flat Glass Tbk PT	3,497,100	559,392
	Astra Agro Lestari Tbk PT	3,535,967	2,584,121
	Astra International Tbk PT	13,165,400	4,807,646
*	Astrindo Nusantara Infrastructure Tbk PT	91,386,000	312,431
*	Bakrie Telecom Tbk PT	160,430,200	102,840
*	Bank Bukopin Tbk	43,316,406	719,535
	Bank Danamon Indonesia Tbk PT	16,773,054	2,780,402
	Bank Mandiri Persero Tbk PT	95,602,262	37,240,022
	Bank Negara Indonesia Persero Tbk PT	38,665,741	12,301,459
*	Bank Pan Indonesia Tbk PT	79,890,901	4,209,422
	Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT	20,371,700	1,489,040
	Bank Pembangunan Daerah Jawa Timur Tbk PT	23,587,400	926,935
	Bank Tabungan Negara Persero Tbk PT	29,042,627	2,703,420
*	Barito Pacific Tbk PT	61,185,500	3,707,130
*	Bekasi Fajar Industrial Estate Tbk PT	32,514,000	395,015
	BISI International Tbk PT	11,206,300	688,455
*	Blue Bird Tbk PT	241,300	13,649
*	Buana Lintas Lautan Tbk PT	29,766,000	671,097
	Bukit Asam Tbk PT	22,735,900	2,978,951
*	Bumi Serpong Damai Tbk PT	50,956,000	3,032,915
	Ciputra Development Tbk PT	87,666,178	4,821,244
*	City Retail Developments Tbk PT	1,000,000	10,136
	Davomas Abadi Tbk PT	54,906,800	0
*	Delta Dunia Makmur Tbk PT	40,018,200	647,498
*	Eagle High Plantations Tbk PT	57,990,500	375,789
	Elnusa Tbk PT	21,143,600	301,922

DIMENSIONAL EMERGING MARKETS VALUE FUND

CONTINUED

		Shares	Value»
INDONESIA — (Continued)
*	Erajaya Swasembada Tbk PT	12,555,000	$1,478,042
*	Gajah Tunggal Tbk PT	15,524,400	474,627
*	Garuda Indonesia Persero Tbk PT	21,006,181	339,642
*	Global Mediacom Tbk PT	62,505,100	958,747
*	Hanson International Tbk PT	37,319,300	47,845
*	Harum Energy Tbk PT	3,046,400	450,003
	Hexindo Adiperkasa Tbk PT.	646,644	133,370
	Indah Kiat Pulp & Paper Corp. Tbk PT	24,686,700	15,117,999
	Indika Energy Tbk PT	12,567,500	783,859
	Indo Tambangraya Megah Tbk PT	3,083,000	1,688,891
	Indofood Sukses Makmur Tbk PT	33,455,400	15,848,101
*	Indo-Rama Synthetics Tbk PT	180,100	26,025
*	Intiland Development Tbk PT	66,885,300	723,175
	Japfa Comfeed Indonesia Tbk PT	36,228,450	2,611,766
	Jaya Real Property Tbk PT	79,873,700	2,294,582
*	Kawasan Industri Jababeka Tbk PT	214,879,956	3,043,183
*	KMI Wire & Cable Tbk PT	11,265,200	236,941
*	Lippo Cikarang Tbk PT	14,721,310	796,637
*	Lippo Karawaci Tbk PT	454,218,662	4,120,345
*	Malindo Feedmill Tbk PT	6,552,300	241,240
*	Medco Energi Internasional Tbk PT	67,905,632	1,742,888
*	Media Nusantara Citra Tbk PT	36,628,800	2,043,114
	Metrodata Electronics Tbk PT	5,922,450	647,549
*	MNC Investama Tbk PT	156,999,500	536,568
*	Multipolar Tbk PT	2,677,700	9,119
	Pabrik Kertas Tjiwi Kimia Tbk PT	3,315,100	1,359,284
*	Pan Brothers Tbk PT	31,944,950	472,147
*	Panin Financial Tbk PT	100,243,000	1,282,218
*	Paninvest Tbk PT	14,685,500	688,673
	Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	25,186,784	1,652,487
	PP Persero Tbk PT	18,241,200	1,114,928
	Ramayana Lestari Sentosa Tbk PT	18,175,100	704,061
*	Salim Ivomas Pratama Tbk PT	24,516,000	542,484
*	Sampoerna Agro Tbk PT	10,139,641	997,960
	Semen Indonesia Persero Tbk PT	14,874,700	9,636,010
*	Sentul City Tbk PT	150,614,700	514,047
*	Siloam International Hospitals Tbk PT	1,781,100	605,468
*	Sinar Mas Agro Resources & Technology Tbk PT	7,375,500	1,501,537
	Sri Rejeki Isman Tbk PT	96,464,500	1,328,048
*	Summarecon Agung Tbk PT	5,342,900	235,639
*	Surya Esa Perkasa Tbk PT	13,264,400	124,506
	Surya Semesta Internusa Tbk PT.	32,048,200	1,057,178
*	Suryainti Permata Tbk PT	17,378,000	0
	Tempo Scan Pacific Tbk PT.	917,400	78,558
*	Tiga Pilar Sejahtera Food Tbk	41,727,122	610,571
*	Timah Tbk PT.	16,347,360	906,814
*	Tiphone Mobile Indonesia Tbk PT	6,628,800	41,133
*	Trada Alam Minera Tbk PT.	188,544,700	241,724
	Trias Sentosa Tbk PT	336,500	8,970
*	Truba Alam Manuggal Engineering PT.	129,244,500	0
	Tunas Baru Lampung Tbk PT	20,636,100	1,052,362
	Tunas Ridean Tbk PT	33,394,000	2,937,773
	Ultrajaya Milk Industry & Trading Co. Tbk PT.	5,078,300	572,273
	Unggul Indah Cahaya Tbk PT	288,335	80,018
	United Tractors Tbk PT	14,117,300	20,169,264
*	Vale Indonesia Tbk PT	12,137,600	3,319,765
	Waskita Beton Precast Tbk PT.	69,243,800	727,012
	Waskita Karya Persero Tbk PT	27,332,800	1,361,030
	Wijaya Karya Bangunan Gedung Tbk PT	6,598,700	79,324

DIMENSIONAL EMERGING MARKETS VALUE FUND

CONTINUED

		Shares	Value»
INDONESIA — (Continued)
	Wijaya Karya Beton Tbk PT	28,023,900	$457,047
	Wijaya Karya Persero Tbk PT	23,964,300	1,938,673
	XL Axiata Tbk PT	29,933,500	4,091,564

TOTAL INDONESIA			222,498,298

MALAYSIA — (2.0%)
	Aeon Co. M Bhd	2,308,900	383,916
	AFFIN Bank Bhd	9,561,821	3,149,774
*	AirAsia Group Bhd	12,383,100	1,639,603
	Alliance Bank Malaysia Bhd	9,626,000	5,054,498
	Allianz Malaysia Bhd	84,800	269,120
	AMMB Holdings Bhd	16,072,362	11,029,930
*	Ann Joo Resources Bhd	932,600	139,524
	Batu Kawan Bhd	1,768,650	6,436,626
*	Berjaya Assets Bhd	604,700	38,542
*	Berjaya Corp. Bhd	26,219,129	1,197,889
# *	Berjaya Land Bhd	8,569,500	361,352
	BIMB Holdings Bhd	1,122,607	849,064
*	Boustead Holdings Bhd	3,917,491	537,956
# *	Boustead Plantations Bhd	3,159,100	357,536
*	Bumi Armada Bhd	18,912,300	1,006,371
	Cahya Mata Sarawak Bhd	1,105,000	287,641
	Can-One Bhd	47,600	28,180
#	CB Industrial Product Holding Bhd	1,536,600	325,169
	CIMB Group Holdings Bhd	39,298,882	27,891,575
	CSC Steel Holdings Bhd	821,256	161,279
*	Cypark Resources Bhd	822,350	160,114
*	Dagang NeXchange Bhd	404,500	17,107
	DRB-Hicom Bhd	8,763,900	4,010,496
	Eastern & Oriental Bhd	4,378,613	380,017
*	Eco World Development Group Bhd	5,003,200	457,832
#	Ekovest BHD	12,731,400	1,439,813
	FAR East Holdings BHD	57,360	35,126
	FGV Holdings Bhd	13,988,900	3,571,708
#	Gabungan AQRS Bhd	2,292,974	331,065
	Gadang Holdings Bhd	4,117,000	367,093
	Gamuda Bhd	10,407,933	8,341,609
#	Genting Bhd	12,734,100	9,077,636
	Genting Malaysia Bhd.	17,084,200	8,225,555
#	George Kent Malaysia Bhd	2,629,700	424,234
	GuocoLand Malaysia Bhd	338,980	36,758
	HAP Seng Consolidated Bhd	2,277,482	4,016,450
	Hap Seng Plantations Holdings Bhd	535,900	211,620
# *	Hengyuan Refining Co. Bhd	1,037,900	658,182
	HeveaBoard Bhd	2,153,300	259,268
	Hiap Teck Venture Bhd	8,346,100	371,987
#	Hong Leong Financial Group Bhd	2,410,534	8,192,504
	Hong Leong Industries Bhd	129,100	231,757
*	IGB Bhd	2,361,905	1,415,852
	IJM Corp. Bhd	22,664,318	7,307,963
#	Insas Bhd	3,408,200	606,996
#	IOI Properties Group Bhd	7,421,625	1,537,230
# *	Iskandar Waterfront City Bhd	1,951,300	223,106
# *	JAKS Resources Bhd	3,841,300	397,867
*	Jaya Tiasa Holdings Bhd	4,413,433	761,772
	Keck Seng Malaysia Bhd	1,451,900	1,286,791
# *	KNM Group Bhd	16,984,090	615,327
# *	KSL Holdings Bhd	3,483,451	385,960
	Kumpulan Fima BHD	783,900	273,425

DIMENSIONAL EMERGING MARKETS VALUE FUND

CONTINUED

		Shares	Value»
MALAYSIA — (Continued)
	Land & General Bhd	15,219,720	$312,336
*	LBS Bina Group Bhd	6,260,734	549,581
Ω	Lotte Chemical Titan Holding Bhd	856,500	429,069
	Magnum Bhd	6,054,445	2,914,617
#	Mah Sing Group Bhd	9,892,662	2,169,722
	Malayan Banking Bhd	14,744,471	24,824,192
	Malayan Flour Mills Bhd	4,779,175	662,018
	Malaysia Airports Holdings Bhd	476,154	479,354
	Malaysia Building Society Bhd	15,225,678	1,796,344
	Malaysian Pacific Industries Bhd	157,675	836,193
	Malaysian Resources Corp. Bhd	17,504,500	1,579,702
	Matrix Concepts Holdings Bhd	794,700	304,233
	MBM Resources BHD	1,043,603	663,776
	Mega First Corp. Bhd	170,600	285,818
	MISC Bhd	7,196,504	11,415,730
	MKH Bhd	3,186,078	911,782
#	MMC Corp. Bhd	3,823,480	663,927
	MNRB Holdings Bhd	2,691,179	557,767
*	MPHB Capital Bhd	178,400	39,143
	Muda Holdings Bhd	1,439,500	558,510
*	Muhibbah Engineering M Bhd	2,467,000	433,294
*	Mulpha International Bhd	1,236,860	369,301
*	OCK Group Bhd	131,800	12,701
	Oriental Holdings BHD	2,893,179	3,533,571
	OSK Holdings Bhd	9,520,606	1,707,658
	Panasonic Manufacturing Malaysia Bhd	108,080	732,491
	Pantech Group Holdings Bhd	2,938,794	247,879
	Paramount Corp. Bhd	2,453,655	419,633
	Petron Malaysia Refining & Marketing Bhd	247,800	181,989
*	Pos Malaysia Bhd	1,980,500	448,106
	PPB Group Bhd	2,909,239	13,169,912
	RHB Bank Bhd	13,176,700	13,410,747
# *	Sapura Energy Bhd	39,709,700	961,825
#	Sarawak Oil Palms Bhd	694,467	587,968
	Shangri-La Hotels Malaysia Bhd	401,500	383,917
	Sime Darby Bhd	21,654,600	12,560,465
	Sime Darby Property Bhd	7,330,900	952,373
	SP Setia Bhd Group	9,325,073	1,550,368
*	Sumatec Resources Bhd	2,855,100	1,306
	Sunway Bhd	10,225,386	3,299,960
	Suria Capital Holdings Bhd	989,280	197,519
	Ta Ann Holdings Bhd	2,441,126	1,546,761
	TA Enterprise Bhd	13,174,400	1,950,423
# *	TA Global Bhd	10,522,780	670,854
	Tan Chong Motor Holdings Bhd	1,376,900	336,750
	TIME dotCom Bhd	735,880	2,280,190
*	Tropicana Corp. Bhd	6,299,061	1,235,598
*	Tune Protect Group Bhd	2,001,800	144,550
	UEM Edgenta Bhd	1,204,400	544,329
# *	UEM Sunrise Bhd	14,541,345	1,296,672
	United Malacca Bhd	941,000	1,074,570
	UOA Development Bhd	8,687,000	3,114,725
*	Velesto Energy Bhd	18,780,227	522,398
*	Vivocom International Holdings Bhd	3,725,667	44,777
*	Vizione Holdings Bhd	1,658,571	160,204
	VS Industry Bhd.	5,675,400	3,200,278
#	Wah Seong Corp. Bhd	1,853,880	174,268
# *	WCT Holdings Bh	5,725,965	504,125
	Yinson Holdings Bhd	91,900	101,282

DIMENSIONAL EMERGING MARKETS VALUE FUND

CONTINUED

		Shares	Value»
MALAYSIA — (Continued)
*	YNH Property Bhd	3,587,550	$2,425,921
*	YTL Corp. Bhd	48,840,821	8,528,019

TOTAL MALAYSIA			263,749,256

MEXICO — (2.6%)
	ALEATICA S.A.B. de C.V.	21,226	20,024
#	Alfa S.A.B. de C.V., Class A	26,137,924	17,473,340
#	Alpek S.A.B. de C.V.	3,347,382	2,523,378
#	Arca Continental S.A.B. de C.V.	1,610,444	7,022,892
# * Ω	Banco del Bajio SA	1,357,098	1,125,397
	Becle S.A.B. de C.V.	632,403	1,334,780
	Cemex S.A.B. de C.V.	8,135,155	3,359,685
	Cemex S.A.B. de C.V., Sponsored ADR	6,811,714	28,268,611
#	Coca-Cola Femsa S.A.B. de C.V., Sponsored ADR	61,925	2,346,338
#	Coca-Cola Femsa S.A.B. de C.V.	1,044,400	3,974,939
# *	Consorcio ARA S.A.B. de C.V.	4,761,990	574,721
*	Corp Interamericana de Entretenimiento S.A.B. de C.V., Class B	1,487,738	350,341
*	Corp. Actinver S.A.B. de C.V.	89,268	36,193
	Corpovael S.A. de C.V.	800	230
*	Credito Real S.A.B. de C.V. SOFOM ER	1,447,650	750,732
	Cydsa S.A.B. de C.V.	5,874	5,807
	Dine S.A.B. de C.V.	1,027,267	615,057
#	El Puerto de Liverpool S.A.B. de C.V., Class C1	669,718	1,805,048
	Fomento Economico Mexicano S.A.B. de C.V., Sponsored ADR	185,791	9,989,982
*	Genomma Lab Internacional S.A.B. de C.V., Class B	1,137,778	1,014,863
# *	Gentera S.A.B. de C.V.	1,801,797	424,722
*	Grupo Aeromexico S.A.B. de C.V.	698,553	140,294
# *	Grupo Carso S.A.B. de C.V.	4,089,843	7,594,886
#	Grupo Cementos de Chihuahua S.A.B. de C.V.	1,355,327	6,835,579
	Grupo Comercial Chedraui S.A. de C.V.	2,935,346	3,736,386
	Grupo Elektra S.A.B. de C.V.	202,573	11,520,155
*	Grupo Financiero Banorte S.A.B. de C.V., Class O	13,470,783	60,077,605
*	Grupo Financiero Inbursa S.A.B. de C.V., Class O	10,973,682	8,132,677
# *	Grupo Gigante S.A.B. de C.V.	471,076	497,471
#	Grupo Herdez S.A.B. de C.V.	465,520	828,923
*	Grupo Industrial Saltillo S.A.B. de C.V.	1,352,696	1,262,682
	Grupo KUO S.A.B. de C.V., Class B	1,996,451	4,329,573
#	Grupo Mexico S.A.B. de C.V., Class B	26,674,348	76,056,128
*	Grupo Pochteca S.A.B. de C.V.	67,810	20,188
*	Grupo Posadas S.A.B. de C.V.	326,935	321,363
*	Grupo Qumma S.A. de C.V., Class B	5,301	0
#	Grupo Rotoplas S.A.B. de C.V.	190,853	166,456
	Grupo Sanborns S.A.B. de C.V.	1,389,018	1,203,272
#	Grupo Simec S.A.B. de C.V., Class B	778,420	2,348,673
*	Grupo Sports World S.A.B. de C.V.	339,956	105,778
*	Grupo Televisa S.A.B., Sponsored ADR	680,759	4,329,627
# *	Grupo Televisa S.A.B.	2,296,479	2,923,175
*	Hoteles City Express S.A.B. de C.V.	296,191	75,404
	Industrias Bachoco S.A.B. de C.V., Sponsored ADR	15,247	568,866
#	Industrias Bachoco S.A.B. de C.V., Class B	1,363,362	4,237,628
#	Industrias CH S.A.B. de C.V., Class B	1,901,723	7,620,699
#	Industrias Penoles S.A.B. de C.V.	515,975	8,241,394
#	La Comer S.A.B. de C.V.	4,471,876	8,169,398
*	Medica Sur S.A.B. de C.V., Class B	1,000	1,272
# *	Minera Frisco S.A.B. de C.V., Class A1	5,704,431	1,075,724
# *	Minera Frisco S.A.B. de C.V., Class A2	7,911,356	1,488,170
Ω	Nemak S.A.B. de C.V.	3,047,903	935,429
#	Orbia Advance Corp. S.A.B. de C.V.	8,264,250	14,684,467
# *	Organizacion Cultiba S.A.B. de C.V.	157,421	107,760

DIMENSIONAL EMERGING MARKETS VALUE FUND

CONTINUED

		Shares	Value»
MEXICO — (Continued)
# *	Organizacion Soriana S.A.B. de C.V., Class B	13,927,125	$10,610,392
#	Promotora y Operadora de Infraestructura S.A.B. de C.V.	392,215	2,587,770
	Qualitas Controladora S.A.B. de C.V.	173,832	696,672
# *	Unifin Financiera S.A.B. de C.V.	703,295	610,076
*	Vitro S.A.B. de C.V., Class A	1,150,548	1,366,891

TOTAL MEXICO			338,525,983

PHILIPPINES — (1.1%)
	ACR Mining Corp.	105,455	7,313
*	Alliance Global Group, Inc.	28,029,206	4,592,795
	Alsons Consolidated Resources, Inc.	8,852,000	245,203
*	Apex Mining Co., Inc.	2,152,000	83,105
*	Atlas Consolidated Mining & Development Corp.	4,868,500	409,949
	Ayala Corp.	40,180	633,277
	Bank of the Philippine Islands	3,754,753	5,694,685
	BDO Unibank, Inc.	12,258,278	22,446,914
	Belle Corp.	4,041,000	116,818
*	Cebu Air, Inc.	1,811,820	1,452,605
* Ω	CEMEX Holdings Philippines, Inc.	23,586,719	769,623
	Century Properties Group, Inc.	24,226,400	179,994
	China Banking Corp.	8,550,832	3,860,187
	Cosco Capital, Inc.	16,642,500	1,760,712
	DMCI Holdings, Inc.	6,362,900	576,327
*	East West Banking Corp.	3,969,600	782,175
	EEI Corp.	2,410,700	357,563
	Emperador, Inc.	1,064,000	220,353
*	Empire East Land Holdings, Inc.	2,279,000	13,654
*	Export & Industry Bank, Inc., Class A	14,950	0
	Filinvest Development Corp.	384,400	76,993
	Filinvest Land, Inc.	98,937,031	1,981,261
	First Philippine Holdings Corp.	3,441,870	4,465,312
	Fwbc Holdings, Inc.	5,471,786	0
*	Global Ferronickel Holdings, Inc.	13,281,116	361,161
	GT Capital Holdings, Inc.	395,527	3,510,167
*	Integrated Micro-Electronics, Inc.	2,190,100	291,281
	JG Summit Holdings, Inc.	14,960,337	19,842,638
	Lopez Holdings Corp.	17,945,500	952,100
	LT Group, Inc.	13,889,700	3,310,678
*	Megaworld Corp.	77,630,300	4,856,540
	Metropolitan Bank & Trust Co..	10,857,492	9,126,269
*	Mondragon International Philippines, Inc.	2,464,000	0
	Nickel Asia Corp.	17,474,940	1,357,788
	Petron Corp.	21,260,900	1,348,126
	Philex Mining Corp.	4,679,000	523,686
*	Philippine National Bank	3,791,185	2,130,187
*	Philippine National Construction Corp.	398,900	7,574
	Philippine Savings Bank	1,984,979	2,183,389
	Philippine Townships, Inc.	226,200	0
	Philtown Properties, Inc.	6,701	0
	Phoenix Petroleum Philippines, Inc.	1,280,600	344,475
*	Pilipinas Shell Petroleum Corp.	184,030	62,692
	Premium Leisure Corp.	6,804,000	44,999
	RFM Corp.	762,400	74,014
	Rizal Commercial Banking Corp.	5,324,106	1,877,610
	Robinsons Land Corp.	28,130,708	8,711,656
	Robinsons Retail Holdings, Inc.	380,990	504,988
	San Miguel Corp.	5,719,466	12,042,476
	San Miguel Food and Beverage, Inc.	29,530	38,959
	Security Bank Corp.	1,660,234	3,298,854

DIMENSIONAL EMERGING MARKETS VALUE FUND

CONTINUED

		Shares	Value»
PHILIPPINES — (Continued)
*	Top Frontier Investment Holdings, Inc.	623,532	$1,621,382
	Union Bank of the Philippines	4,023,799	4,602,142
	Vista Land & Lifescapes, Inc.	55,472,568	3,858,057

TOTAL PHILIPPINES			137,610,706

POLAND — (0.6%)
*	Agora SA	295,999	332,354
# *	Alior Bank SA	472,300	1,355,293
	Amica SA	5,928	209,820
# *	Bank Millennium SA	2,360,325	1,290,935
*	Boryszew SA	283,585	190,558
# *	Ciech SA	148,017	973,025
#	Cyfrowy Polsat SA	512,024	3,196,001
*	Develia SA	1,367,099	553,080
# *	Enea SA	2,018,919	2,308,978
	Firma Oponiarska Debica SA	18,458	328,339
*	Getin Noble Bank SA	948,327	38,755
*	Grupa Azoty SA	237,054	1,229,904
	Grupa Kety SA	33,122	3,435,027
	Grupa Lotos SA	452,764	3,193,191
*	Jastrzebska Spolka Weglowa SA	175,136	674,561
	Kernel Holding SA	478,137	4,657,062
# *	KGHM Polska Miedz SA	790,722	23,660,040
*	Lubelski Wegiel Bogdanka SA	52,381	196,447
# *	mBank SA	33,848	989,869
# *	Netia SA	913,726	1,036,890
*	PGE Polska Grupa Energetyczna SA	4,748,887	5,418,190
*	PKP Cargo SA	109,382	252,320
#	Polski Koncern Naftowy Orlen SA	2,354,020	22,688,413
*	Powszechna Kasa Oszczednosci Bank Polski SA	414,731	1,989,548
	Stalexport Autostrady SA	189,773	128,575
# *	Tauron Polska Energia SA	7,474,405	3,285,062

TOTAL POLAND			83,612,237

QATAR — (0.1%)
	Commercial Bank PSQC (The)	1,080,113	1,265,865
	Aamal Co.	4,101,208	898,318
	Al Khaleej Takaful Group QSC	920,566	479,837
	Al Khalij Commercial Bank PQSC	369,365	182,779
	Alijarah Holding Co.	1,863,124	584,365
	Barwa Real Estate Co.	2,142,608	1,962,425
*	Doha Bank QPSC	19,376	12,941
*	Gulf International Services QSC	768,101	324,911
	Gulf Warehousing Co.	130,186	178,349
	Industries Qatar QSC	798,311	1,970,009
*	Mazaya Qatar Real Estate Development QSC	4,065,793	1,117,975
	Medicare Group	33,751	79,657
	Mesaieed Petrochemical Holding Co.	2,916,099	1,492,107
	Ooredoo QPSC	950,559	1,725,077
	Qatar Fuel QSC	264,396	1,248,451
	Qatar Insurance Co. SAQ	508,574	319,840
	Qatar National Cement Co. QSC	121,423	128,620
	Qatar Navigation QSC	23,747	39,056
*	Salam International Investment, Ltd. QSC	4,845,436	741,211
	United Development Co. QSC	7,079,734	2,873,252
	Vodafone Qatar QSC	2,175,979	772,795

TOTAL QATAR			18,397,840

DIMENSIONAL EMERGING MARKETS VALUE FUND

CONTINUED

		Shares	Value»
RUSSIA — (1.2%)
	Etalon Group P.L.C., GDR	88,415	$142,790
	Gazprom PJSC, Sponsored ADR	13,197,152	50,559,042
	Gazprom PJSC, Sponsored ADR	18,140	69,839
	Lukoil PJSC, Sponsored ADR	1,567,520	80,199,247
	Magnitogorsk Iron & Steel Works PJSC, GDR	196,705	1,206,796
	Rosneft Oil Co. PJSC, GDR	2,811,196	12,284,927
	RusHydro PJSC, ADR	5,368,611	4,610,971
	VTB Bank PJSC, GDR	5,770,267	4,480,612

TOTAL RUSSIA			153,554,224

SAUDI ARABIA — (1.4%)
*	Abdul Mohsen Al-Hokair Tourism and Development Co.	86,920	296,370
	Al Babtain Power & Telecommunication Co.	112,333	766,700
	Al Etihad Cooperative Insurance	89,653	433,001
	Al Jouf Agricultural Development Co.	112,566	996,260
*	Al Jouf Cement Co.	409,163	1,136,561
	Al Khaleej Training and Education Co.	124,970	616,649
*	Al Yamamah Steel Industries Co.	125,926	721,935
*	AlAbdullatif Industrial Investment Co.	238,476	863,149
*	Alinma Bank	6,638,318	26,981,586
	Arab National Bank	534,657	2,699,754
	Arabian Cement Co.	266,280	2,183,347
	Arabian Pipes Co.	114,821	424,810
*	Arabian Shield Cooperative Insurance Co.	101,841	487,516
	Arriyadh Development Co.	566,106	2,534,425
*	Aseer Trading Tourism & Manufacturing Co.	477,373	1,532,371
*	Astra Industrial Group	193,584	1,131,633
	Bank Al-Jazira	2,883,522	9,985,970
	Banque Saudi Fransi	529,332	4,182,492
*	Basic Chemical Industries, Ltd.	52,815	394,718
*	Bawan Co.	141,380	765,314
*	City Cement Co.	544,791	2,906,762
*	Dar Al Arkan Real Estate Development Co.	5,186,255	11,021,960
	Dur Hospitality Co.	171,591	1,175,626
	Eastern Province Cement Co.	204,896	1,894,002
*	Electrical Industries Co.	43,282	218,988
*	Emaar Economic City	1,244,462	2,950,850
*	Etihad Etisalat Co.	1,513,732	11,264,095
*	Fawaz Abdulaziz Al Hokair & Co.	168,161	836,423
*	Fitaihi Holding Group	77,217	313,139
*	Hail Cement Co.	370,993	1,433,948
*	Jazan Energy and Development Co.	191,128	713,547
*	L’Azurde Co. for Jewelry	80,913	332,597
*	Methanol Chemicals Co.	346,916	883,026
*	Middle East Paper Co.	132,522	566,465
*	Mobile Telecommunications Co. Saudi Arabia	163,639	536,897
	Najran Cement Co.	483,225	2,022,248
*	Nama Chemicals Co.	14,897	106,240
*	National Co., for Glass Manufacturing (The)	76,533	481,452
	National Gypsum	89,974	558,724
*	National Industrialization Co.	29,000	87,387
	National Petrochemical Co.	47,575	343,080
	Northern Region Cement Co.	476,926	1,413,960
*	Rabigh Refining & Petrochemical Co.	708,725	2,302,924
*	Red Sea International Co.	118,079	552,073
	Riyad Bank	1,045,188	5,010,005
	Sahara International Petrochemical Co.	1,645,301	6,391,774
	Samba Financial Group	1,450,810	10,658,006
*	Saudi Arabian Mining Co.	388,487	3,874,699

		Shares	Value»
SAUDI ARABIA — (Continued)
	Saudi Basic Industries Corp.	585,556	$14,044,477
	Saudi British Bank (The)	732,717	4,638,265
*	Saudi Ceramic Co.	161,820	1,672,063
*	Saudi Chemical Co., Holding	280,722	2,319,487
	Saudi Industrial Investment Group	570,297	3,083,414
	Saudi Industrial Services Co.	166,387	1,259,210
*	Saudi Investment Bank (The)	68,193	292,599
*	Saudi Kayan Petrochemical Co.	2,833,471	7,166,302
*	Saudi Printing & Packaging Co.	128,220	729,097
*	Saudi Public Transport Co.	352,900	1,409,446
*	Saudi Re for Cooperative Reinsurance Co.	344,091	971,261
*	Seera Group Holding	1,081,648	4,814,338
*	Tabuk Cement Co.	289,936	1,119,927
*	Takween Advanced Industries Co.	196,784	575,265
	Yamama Cement Co.	669,811	4,466,831
	Yanbu Cement Co.	376,549	3,318,475
*	Zamil Industrial Investment Co.	20,849	113,620

TOTAL SAUDI ARABIA			181,979,535

SOUTH AFRICA — (3.6%)
	Absa Group, Ltd.	3,962,790	21,301,921
	Adcock Ingram Holdings, Ltd.	34,991	87,017
*	Adcorp Holdings, Ltd.	398,415	88,761
	Advtech, Ltd.	99,684	49,792
#	AECI, Ltd.	1,468,582	6,883,943
	African Oxygen, Ltd.	164,182	242,966
	African Rainbow Minerals, Ltd.	753,016	10,591,676
	Alexander Forbes Group Holdings, Ltd.	6,589,159	1,366,684
	Allied Electronics Corp., Ltd., Class A	134,145	220,390
	Alviva Holdings, Ltd.	990,752	421,967
	Anglo American Platinum, Ltd.	20,376	1,349,195
	AngloGold Ashanti, Ltd., Sponsored ADR	1,374,436	31,804,449
*	Aspen Pharmacare Holdings, Ltd.	1,705,704	11,107,585
	Astral Foods, Ltd.	134,124	951,172
	Barloworld, Ltd.	2,216,456	7,787,414
	Bidvest Group, Ltd. (The)	30,462	250,488
*	Blue Label Telecoms, Ltd.	3,617,676	787,132
# *	Brait SE.	6,239,473	1,356,760
	Caxton and CTP Publishers and Printers, Ltd.	1,381,541	416,046
*	DataTec, Ltd.	3,873,672	5,253,176
	Discovery, Ltd.	598,548	3,956,948
	Distell Group Holdings, Ltd.	4,637	23,192
	DRDGOLD, Ltd.	2,467,397	2,729,081
	Exxaro Resources, Ltd.	1,478,254	9,972,452
	FirstRand, Ltd.	264,993	615,135
	Foschini Group, Ltd. (The)	74,521	396,839
	Gold Fields, Ltd., Sponsored ADR.	4,043,915	44,199,991
*	Grindrod Shipping Holdings, Ltd.	80,800	299,041
	Grindrod, Ltd.	4,827,524	1,113,312
*	Harmony Gold Mining Co., Ltd.	1,224,659	6,099,044
	Hudaco Industries, Ltd.	171,103	831,588
	Impala Platinum Holdings, Ltd.	4,096,499	36,460,154
#	Imperial Logistics, Ltd.	1,418,813	3,008,763
	Investec, Ltd.	1,882,982	3,467,101
*	KAP Industrial Holdings, Ltd.	9,255,492	1,317,821
	Kumba Iron Ore, Ltd.	135,811	4,032,146
	Lewis Group, Ltd.	1,169,059	1,143,477
	Liberty Holdings, Ltd.	963,030	3,187,116
	Life Healthcare Group Holdings, Ltd.	3,293,194	3,292,790

DIMENSIONAL EMERGING MARKETS VALUE FUND

CONTINUED

		Shares	Value»
SOUTH AFRICA — (Continued)
*	Long4Life, Ltd.	1,383,403	$229,482
*	Massmart Holdings, Ltd.	44,183	89,736
	Merafe Resources, Ltd.	9,299,759	264,176
*	Metair Investments, Ltd.	1,568,346	1,590,052
	Momentum Metropolitan Holdings	8,313,735	6,651,124
#	Motus Holdings, Ltd.	258,290	664,961
	Mpact, Ltd.	2,335,649	1,488,374
#	MTN Group, Ltd.	17,362,155	61,991,752
*	Murray & Roberts Holdings, Ltd.	6,545,395	3,274,409
*	Nampak, Ltd.	953,997	50,128
#	Nedbank Group, Ltd.	2,140,581	12,662,821
*	Ninety One, Ltd.	941,491	2,478,633
	Oceana Group, Ltd.	118,408	432,749
	Old Mutual, Ltd.	20,508,346	11,896,542
*	Omnia Holdings, Ltd.	1,586,384	3,714,381
*	PPC, Ltd.	10,395,993	340,485
	Raubex Group, Ltd.	1,970,553	2,421,279
	RCL Foods, Ltd.	159,113	72,158
	Reunert, Ltd.	1,319,511	2,721,378
	RFG Holdings, Ltd.	23,326	18,176
*	Royal Bafokeng Platinum, Ltd.	589,877	2,127,106
	Sanlam, Ltd.	39,807	116,113
*	Sappi, Ltd.	5,016,174	7,157,369
# *	Sasol, Ltd.	2,530,797	13,216,389
	Sibanye Stillwater, Ltd.	5,686,689	16,768,450
	Sibanye Stillwater, Ltd., ADR	1,698,842	20,165,260
#	Standard Bank Group, Ltd.	8,692,029	56,836,235
# *	Steinhoff International Holdings NV	17,047,661	904,854
*	Super Group, Ltd.	3,883,863	4,355,315
	Telkom SA SOC, Ltd.	2,561,073	4,029,882
*	Tongaat Hulett, Ltd.	1,101,558	407,457
	Trencor, Ltd.	1,135,741	288,064
	Truworths International, Ltd.	419,107	808,471
	Tsogo Sun Gaming, Ltd.	2,917,390	624,213
	Wilson Bayly Holmes-Ovcon, Ltd.	542,010	2,827,659

TOTAL SOUTH AFRICA			472,150,158

SOUTH KOREA — (13.3%)
#	Aekyung Petrochemical Co., Ltd.	98,645	631,399
#	AJ Networks Co., Ltd.	69,115	217,907
*	Ajin Industrial Co., Ltd.	303,487	781,379
	Aju Capital Co., Ltd.	6,451	67,560
	AK Holdings, Inc.	33,833	513,222
#	Asia Cement Co., Ltd.	11,083	544,122
	ASIA Holdings Co., Ltd.	7,796	542,599
	Asia Paper Manufacturing Co., Ltd.	38,917	1,061,747
	AUK Corp.	205,039	425,342
#	Aurora World Corp.	19,282	148,236
	Austem Co., Ltd.	168,354	423,277
	Avaco Co., Ltd.	53,567	431,363
	BGF Co., Ltd.	246,024	871,792
	Bixolon Co., Ltd.	27,536	103,522
*	Bluecom Co., Ltd.	68,876	362,515
	BNK Financial Group, Inc.	2,024,174	9,888,150
	Bookook Securities Co., Ltd.	24,729	459,175
	Busan City Gas Co., Ltd.	1,660	72,514
	BYC Co., Ltd.	752	160,985
# *	Byucksan Corp.	327,923	529,645
*	Capro Corp.	254,341	685,703

DIMENSIONAL EMERGING MARKETS VALUE FUND

CONTINUED

		Shares	Value»
SOUTH KOREA — (Continued)
	Chinyang Holdings Corp.	83,349	$198,191
	Chosun Refractories Co., Ltd.	10,946	714,759
	CJ CheilJedang Corp.	60,575	19,372,895
	CJ Corp.	135,899	9,137,131
	Cosmax BTI, Inc.	24,579	360,370
	CROWNHAITAI Holdings Co., Ltd.	46,855	366,880
	Cuckoo Holdings Co., Ltd.	391	31,584
	D.I Corp.	176,356	607,322
#	Dae Dong Industrial Co., Ltd.	147,491	864,470
	Dae Han Flour Mills Co., Ltd.	9,015	1,105,347
	Dae Hyun Co., Ltd.	206,405	329,696
	Dae Won Kang Up Co., Ltd.	269,186	960,984
# *	Dae Young Packaging Co., Ltd.	454,168	430,592
#	Daechang Co., Ltd.	318,178	326,346
	Daechang Forging Co., Ltd.	5,125	150,007
	Daeduck Co., Ltd.	146,390	796,361
*	Daeduck Electronics Co., Ltd.	253,031	2,221,391
	Daehan Steel Co., Ltd.	96,113	558,608
*	Dae-Il Corp.	16,736	20,604
	Daekyo Co., Ltd.	162,385	542,979
	Daelim B&Co Co., Ltd.	7,997	38,674
	Daelim Construction Co., Ltd.	6,643	139,967
	Daelim Industrial Co., Ltd.	222,968	15,410,417
	Daesang Corp.	200,898	4,272,491
	Daesang Holdings Co., Ltd.	122,602	1,038,664
	Daewon San Up Co., Ltd.	61,406	312,655
*	Daewoo Engineering & Construction Co., Ltd.	1,719,312	4,574,853
*	Daewoo Shipbuilding & Marine Engineering Co., Ltd.	319,791	6,074,758
*	Dahaam E-Tec Co., Ltd.	3,535	64,332
	Daihan Pharmaceutical Co., Ltd.	5,749	148,206
	Daishin Securities Co., Ltd.	220,640	2,626,485
	Daou Data Corp.	131,065	1,253,455
	Daou Technology, Inc.	209,521	3,479,234
*	Dayou Automotive Seat Technology Co., Ltd.	54,169	37,691
	DB Financial Investment Co., Ltd.	260,773	888,941
	DB Insurance Co., Ltd.	299,711	11,717,533
*	DB, Inc.	62,943	37,973
# *	Deutsch Motors, Inc.	66,004	326,444
*	Development Advance Solution Co., Ltd.	75,624	340,362
	DGB Financial Group, Inc.	1,410,240	7,744,328
	DI Dong Il Corp.	11,422	845,445
	Display Tech Co., Ltd.	34,003	103,707
	Dong A Eltek Co., Ltd.	63,370	437,953
	Dong-A Socio Holdings Co., Ltd.	5,046	473,864
	Dong-Ah Geological Engineering Co., Ltd.	30,571	390,674
# *	Dongbang Transport Logistics Co., Ltd.	251,479	423,753
#	Dongbu Corp.	36,803	364,125
#	Dongil Industries Co., Ltd.	10,975	667,933
	Dongkuk Industries Co., Ltd.	334,222	991,787
*	Dongkuk Steel Mill Co., Ltd.	499,663	2,680,366
	DONGSUNG Corp.	159,407	564,820
	Dongwon Development Co., Ltd.	380,871	1,412,927
	Dongwon Industries Co., Ltd.	11,808	2,107,617
*	Dongwoo Farm To Table Co., Ltd.	14,971	41,036
#	Dongyang E&P, Inc.	46,912	662,868
	Doosan Bobcat, Inc.	314,953	8,048,405
	Doosan Co., Ltd.	52,003	2,150,372
# *	Doosan Fuel Cell Co., Ltd.	279,793	10,369,840
# *	Doosan Infracore Co., Ltd.	1,484,739	10,985,453

DIMENSIONAL EMERGING MARKETS VALUE FUND

CONTINUED

		Shares	Value»
SOUTH KOREA — (Continued)
*	Doosan Solus Co., Ltd.	154,224	$4,345,379
	DRB Holding Co., Ltd.	32,057	176,578
	DTR Automotive Corp.	34,739	677,219
	DY Corp.	127,648	453,180
	DY POWER Corp.	23,114	217,486
	e Tec E&C, Ltd.	12,441	1,163,294
	Eagon Industrial, Ltd.	67,775	483,138
*	Easy Bio, Inc.	21,246	1,438,430
#	Easy Holdings Co., Ltd.	363,366	1,246,856
	Elentec Co., Ltd.	30,857	151,229
	E-MART, Inc.	93,885	11,819,929
	Eugene Corp.	456,860	1,699,396
	Eugene Investment & Securities Co., Ltd.	567,213	1,798,351
*	Eusu Holdings Co., Ltd.	64,565	303,705
	Farmsco	26,482	108,032
	FarmStory Co., Ltd.	325,774	312,980
	Fursys, Inc.	26,929	700,130
	Gaon Cable Co., Ltd.	17,158	310,236
	Geumhwa PSC Co., Ltd.	490	12,027
	GMB Korea Corp.	84,945	534,311
#	Golfzon Newdin Holdings Co., Ltd.	177,478	1,000,744
	GS Engineering & Construction Corp.	499,370	11,848,704
*	GS Global Corp.	381,342	564,891
	GS Holdings Corp.	415,700	12,150,220
	GS Home Shopping, Inc.	6,576	806,925
	Gwangju Shinsegae Co., Ltd.	5,156	701,224
	Haitai Confectionery & Foods Co., Ltd.	6,605	48,319
*	Halla Corp.	190,923	565,305
	Halla Holdings Corp.	64,867	1,819,767
	Hana Financial Group, Inc.	2,258,552	61,009,048
	Handsome Co., Ltd.	123,137	3,044,480
	Hanil Holdings Co., Ltd.	19,608	779,375
	Hanjin Transportation Co., Ltd.	72,813	3,039,559
	Hankook Tire & Technology Co., Ltd.	614,306	17,209,306
	HanmiGlobal Co., Ltd.	3,947	30,102
	Hanshin Construction	69,201	810,619
*	Hansol Holdings Co., Ltd.	427,655	1,261,042
# *	Hansol HomeDeco Co., Ltd.	662,129	1,067,125
	Hansol Paper Co., Ltd.	147,143	1,775,464
*	Hansol Technics Co., Ltd.	230,336	1,757,330
*	Hanwha Aerospace Co., Ltd.	310,893	6,944,138
	Hanwha Corp.	277,222	5,912,087
*	Hanwha General Insurance Co., Ltd.	495,410	1,225,839
*	Hanwha Investment & Securities Co., Ltd.	941,656	1,442,820
	Hanwha Life Insurance Co., Ltd.	1,941,705	2,647,215
	Hanwha Solutions Corp.	507,247	19,717,515
	Hanyang Eng Co., Ltd.	93,355	906,660
	Hanyang Securities Co., Ltd.	73,699	577,446
#	Harim Holdings Co., Ltd.	271,764	1,561,384
	HDC Holdings Co., Ltd.	127,823	1,130,459
	HDC Hyundai Engineering Plastics Co., Ltd.	112,531	576,313
*	Heung-A Shipping Co., Ltd.	702,313	59,883
*	Heungkuk Fire & Marine Insurance Co., Ltd.	152,112	359,477
	Hitejinro Holdings Co., Ltd.	58,163	752,372
	HS R&A Co., Ltd.	308,886	531,954
# *	HSD Engine Co., Ltd.	62,717	254,576
*	Humax Co., Ltd.	127,093	520,285
# *	Huneed Technologies	54,858	269,326
	Huons Global Co., Ltd.	9,850	245,669

DIMENSIONAL EMERGING MARKETS VALUE FUND

CONTINUED

		Shares	Value»
SOUTH KOREA — (Continued)
#	Huvis Corp.	132,039	$935,552
	Hwa Shin Co., Ltd.	170,220	400,283
#	Hwacheon Machine Tool Co., Ltd.	9,745	261,857
#	Hwangkum Steel & Technology Co., Ltd.	64,314	367,579
	HwaSung Industrial Co., Ltd.	80,683	855,997
	Hy-Lok Corp.	63,907	592,081
	Hyosung Chemical Corp.	1,893	212,017
	Hyosung Corp.	57,103	3,744,951
	Hyundai BNG Steel Co., Ltd.	74,986	485,820
*	Hyundai Construction Equipment Co., Ltd.	99,959	2,211,453
	Hyundai Corp Holdings, Inc.	50,963	476,431
	Hyundai Corp.	72,538	887,410
	Hyundai Department Store Co., Ltd.	91,177	4,788,683
*	Hyundai Electric & Energy System Co., Ltd.	30,010	399,579
	Hyundai Engineering & Construction Co., Ltd.	492,485	13,425,685
	Hyundai Greenfood Co., Ltd.	377,581	2,428,661
	Hyundai Heavy Industries Holdings Co., Ltd.	47,215	8,985,099
	Hyundai Home Shopping Network Corp.	53,584	3,350,459
	Hyundai Hy Communications & Networks Co., Ltd.	370,326	1,024,354
	Hyundai Livart Furniture Co., Ltd.	102,652	1,399,031
	Hyundai Marine & Fire Insurance Co., Ltd.	579,985	11,945,748
	Hyundai Mipo Dockyard Co., Ltd.	188,985	4,702,940
	Hyundai Mobis Co., Ltd.	283,243	56,751,564
	Hyundai Motor Co.	625,316	91,531,258
	Hyundai Motor Securities Co., Ltd.	128,936	1,225,843
	Hyundai Steel Co.	430,367	11,064,121
	Hyundai Wia Corp.	146,642	5,445,559
	IDIS Holdings Co., Ltd.	43,273	499,602
*	Iljin Electric Co., Ltd.	91,487	218,781
	Iljin Holdings Co., Ltd.	91,947	390,554
#	Ilshin Spinning Co., Ltd.	11,368	689,667
#	Ilsung Pharmaceuticals Co., Ltd.	6,673	458,377
	iMarketKorea, Inc.	147,664	1,111,732
	Industrial Bank of Korea	1,784,074	12,953,474
	INITECH Co., Ltd.	31,597	118,260
	Interpark Corp.	329,541	620,094
	INTOPS Co., Ltd.	100,372	1,445,786
	INZI Display Co., Ltd.	114,878	361,232
*	Iones Co., Ltd.	78,648	532,196
	IS Dongseo Co., Ltd.	62,443	2,109,597
	ISU Chemical Co., Ltd.	138,877	1,298,637
*	Jahwa Electronics Co., Ltd.	98,790	1,212,373
	JB Financial Group Co., Ltd.	1,198,287	5,413,707
	Kangnam Jevisco Co., Ltd.	21,308	301,746
	KAON Media Co., Ltd.	60,514	310,841
	KB Financial Group, Inc..	407,044	14,559,877
#	KB Financial Group, Inc., ADR	2,791,178	99,728,790
	KC Co., Ltd	68,796	1,451,179
	KC Green Holdings Co., Ltd.	88,975	326,275
	KCC Corp.	37,785	5,127,727
	KCC Engineering & Construction Co., Ltd.	57,788	360,511
*	KCC Glass Corp.	38,941	1,021,347
# *	KEC Corp.	666,655	1,189,419
#	Keyang Electric Machinery Co., Ltd.	148,636	379,164
	KG Eco Technology Service Co., Ltd.	116,841	422,853
	Kia Motors Corp.	1,464,704	65,690,709
	KISCO Corp.	130,771	536,068
	KISCO Holdings Co., Ltd.	66,422	680,604
	KISWIRE, Ltd.	58,376	713,854

DIMENSIONAL EMERGING MARKETS VALUE FUND

CONTINUED

		Shares	Value»
SOUTH KOREA — (Continued)
	KIWOOM Securities Co., Ltd.	95,942	$8,776,340
*	Kodaco Co., Ltd.	129,585	137,396
	Kolmar Korea Holdings Co., Ltd.	19,172	402,592
	Kolon Corp.	54,098	972,202
	Kolon Global Corp.	41,349	643,845
	Kolon Industries, Inc.	164,853	5,187,882
	Komelon Corp.	29,152	215,449
#	Korea Alcohol Industrial Co., Ltd.	117,772	1,324,704
	Korea Asset In Trust Co., Ltd.	256,587	836,862
	Korea Autoglass Corp.	90,414	1,125,860
# *	Korea Circuit Co., Ltd.	112,791	1,262,376
	Korea Electric Terminal Co., Ltd.	40,747	1,659,436
	Korea Export Packaging Industrial Co., Ltd.	1,813	29,673
	Korea Flange Co., Ltd.	159,881	273,255
	Korea Investment Holdings Co., Ltd..	260,906	15,936,642
*	Korea Line Corp.	1,259,322	1,780,007
	Korea Petrochemical Ind Co., Ltd.	28,323	4,869,035
	Korea Real Estate Investment & Trust Co., Ltd.	1,190,727	1,891,031
# *	Korea Shipbuilding & Offshore Engineering Co., Ltd.	187,768	13,093,047
	Korea Zinc Co., Ltd.	4,684	1,584,163
*	Korean Air Lines Co., Ltd.	701,548	12,456,928
	Korean Reinsurance Co.	685,678	4,497,725
	Kortek Corp.	74,788	530,456
#	KPX Chemical Co., Ltd.	17,577	745,458
	KSS LINE, Ltd.	132,572	1,089,867
	KT Skylife Co., Ltd.	203,835	1,711,692
	KT&G Corp.	23,808	1,699,990
#	KTB Investment & Securities Co., Ltd.	348,773	787,003
#	KTCS Corp.	225,571	405,030
	Ktis Corp.	206,085	436,216
	Kukdo Chemical Co., Ltd.	17,860	680,325
	Kukdong Oil & Chemicals Co., Ltd.	26,930	78,855
	Kumho Industrial Co., Ltd.	2,178	13,514
	Kumho Petrochemical Co., Ltd.	7,784	920,754
# *	Kumho Tire Co., Inc.	794,452	2,496,249
	Kumkang Kind Co., Ltd.	96,105	364,695
#	Kyeryong Construction Industrial Co., Ltd.	52,424	954,110
	Kyobo Securities Co., Ltd.	169,849	1,000,418
	Kyungbang Co., Ltd.	88,890	843,144
#	Leadcorp, Inc. (The)	152,726	926,662
	LF Corp.	171,501	2,221,422
	LG Corp.	409,960	24,548,013
# *	LG Display Co., Ltd., ADR	3,857,008	24,183,440
# *	LG Display Co., Ltd.	164,499	2,054,018
	LG Electronics, Inc..	1,110,054	82,520,798
	LG Hausys, Ltd.	57,369	3,356,537
	LG HelloVision Co., Ltd.	229,646	772,554
	LG International Corp.	275,981	3,783,870
	LG Uplus Corp.	1,563,860	15,309,513
	LIG Nex1 Co., Ltd.	2,945	73,038
	LMS Co., Ltd.	30,866	256,051
	Lotte Chemical Corp.	76,466	15,814,250
	Lotte Chilsung Beverage Co., Ltd.	21,352	1,625,808
	Lotte Confectionery Co., Ltd.	538	46,783
	Lotte Corp.	133,090	3,354,799
	LOTTE Fine Chemical Co., Ltd.	158,067	6,789,343
	Lotte Food Co., Ltd.	1,976	532,586
	LOTTE Himart Co., Ltd.	87,964	2,389,859
# *	Lotte Non-Life Insurance Co., Ltd.	475,815	697,765

DIMENSIONAL EMERGING MARKETS VALUE FUND

CONTINUED

		Shares	Value»
SOUTH KOREA — (Continued)
#	Lotte Shopping Co., Ltd.	47,848	$3,543,190
	LS Corp.	109,499	5,016,091
*	Lumens Co., Ltd.	322,961	473,164
*	LVMC Holdings.	274,553	741,045
	Maeil Holdings Co., Ltd.	11,288	79,173
	Mando Corp.	39,112	1,243,157
	MegaStudy Co., Ltd.	51,341	521,289
	Meritz Financial Group, Inc.	264,615	2,203,587
	Meritz Fire & Marine Insurance Co., Ltd.	62,765	770,071
#	Meritz Securities Co., Ltd.	2,313,837	6,754,597
	Mi Chang Oil Industrial Co., Ltd.	5,535	306,566
	Mirae Asset Daewoo Co., Ltd.	2,675,229	19,931,523
	Mirae Asset Life Insurance Co., Ltd.	641,531	2,148,147
	MK Electron Co., Ltd.	118,182	952,985
*	MNTech Co., Ltd.	121,454	277,404
	Moorim P&P Co., Ltd.	188,882	520,766
	Moorim Paper Co., Ltd.	189,122	392,050
#	Motonic Corp.	83,715	840,204
*	Muhak Co., Ltd.	77,436	434,337
	Namyang Dairy Products Co., Ltd.	2,446	551,304
#	NEOWIZ HOLDINGS Corp.	35,801	489,391
	Nexen Corp.	198,284	702,594
	Nexen Tire Corp.	328,280	1,520,814
	NH Investment & Securities Co., Ltd.	653,039	5,532,710
*	NHN Corp.	70,470	4,336,720
	Nong Shim Holdings Co., Ltd.	16,267	1,039,938
	NongShim Co., Ltd.	17,873	4,548,995
	NOROO Paint & Coatings Co., Ltd.	66,016	407,997
	NPC	116,690	306,671
	NS Shopping Co., Ltd..	74,291	804,485
*	OCI Co., Ltd	137,848	7,589,694
	Opto Device Technology Co., Ltd.	52,020	231,497
	Orion Holdings Corp.	214,348	2,350,420
#	Paik Kwang Industrial Co., Ltd.	250,824	681,029
*	Pan Ocean Co., Ltd.	1,909,107	6,078,469
	Pang Rim Co., Ltd.	14,177	21,404
	Pan-Pacific Co., Ltd.	113,324	155,753
	Paradise Co., Ltd.	10,185	114,950
#	Poongsan Corp.	157,295	3,421,479
#	Poongsan Holdings Corp.	35,193	810,265
#	POSCO, Sponsored ADR	1,001,387	46,374,232
	POSCO	172,234	31,795,115
	Posco International Corp.	417,341	4,929,108
	Power Logics Co., Ltd.	92,739	649,031
#	Pyeong Hwa Automotive Co., Ltd.	70,883	475,961
	S&T Dynamics Co., Ltd.	163,370	752,164
	S&T Holdings Co., Ltd.	51,515	630,720
#	S&T Motiv Co., Ltd.	83,737	3,742,612
	Sajo Industries Co., Ltd.	15,884	398,024
	Sam Kwang Glass Co., Ltd.	851	28,582
#	Sam Young Electronics Co., Ltd.	91,071	628,675
	Sambo Corrugated Board Co., Ltd.	31,268	231,052
*	Sambo Motors Co., Ltd.	94,490	535,388
	Samho Development Co., Ltd.	162,475	572,074
	SAMHWA Paints Industrial Co., Ltd.	68,665	296,228
	Samick Musical Instruments Co., Ltd.	439,019	526,610
	Samji Electronics Co., Ltd.	13,939	135,198
#	Samjin LND Co., Ltd.	82,899	244,058
*	Samkee Corp.	104,071	280,699

DIMENSIONAL EMERGING MARKETS VALUE FUND

CONTINUED

		Shares	Value»
SOUTH KOREA — (Continued)
	Sammok S-Form Co., Ltd.	66,231	$439,179
	SAMPYO Cement Co., Ltd.	275,308	825,020
	Samsung C&T Corp.	355,789	34,851,583
	Samsung Card Co., Ltd.	180,050	4,672,753
	Samsung Electronics Co., Ltd.	1,859,363	93,462,013
	Samsung Electronics Co., Ltd., GDR	1,486	1,876,818
	Samsung Fire & Marine Insurance Co., Ltd.	120,085	18,987,358
*	Samsung Heavy Industries Co., Ltd.	2,279,824	10,247,734
	Samsung Life Insurance Co., Ltd.	320,040	17,913,320
	Samsung Securities Co., Ltd.	310,841	8,854,405
	SAMT Co., Ltd.	514,132	1,008,132
	Samyang Corp.	29,449	1,255,237
#	Samyang Holdings Corp.	29,534	1,619,399
	Samyang Tongsang Co., Ltd.	11,282	615,622
	Sangsangin Co., Ltd.	73,576	379,962
	SAVEZONE I&C Corp.	83,806	199,693
*	SBS Media Holdings Co., Ltd.	258,064	375,039
	Seah Besteel Corp.	104,046	866,130
	SeAH Holdings Corp.	6,180	383,927
	SeAH Steel Corp.	12,021	873,483
	SeAH Steel Holdings Corp.	11,870	471,108
	Sebang Co., Ltd.	94,422	752,024
	Sebang Global Battery Co., Ltd.	57,011	1,385,328
	Sejong Industrial Co., Ltd.	132,978	1,016,479
#	Sekonix Co., Ltd.	75,642	381,324
	S-Energy Co., Ltd.	40,484	273,857
	Seohan Co., Ltd.	698,627	846,946
	Seohee Construction Co., Ltd.	156,735	157,205
	SEOWONINTECH Co., Ltd.	6,241	34,716
	Seoyon Co., Ltd.	124,019	999,500
	Seoyon E-Hwa Co., Ltd.	96,241	376,476
	Sewon Precision Industry Co., Ltd.	1,457	1,948
#	Shindaeyang Paper Co., Ltd.	16,499	745,536
	Shinhan Financial Group Co., Ltd	1,591,278	43,174,969
#	Shinhan Financial Group Co., Ltd., ADR	1,314,624	35,376,531
#	Shinsegae Engineering & Construction Co., Ltd.	18,197	351,670
	Shinsegae Food Co., Ltd.	2,444	111,815
#	Shinsegae, Inc.	61,754	11,390,394
*	Shinsung Tongsang Co., Ltd.	172,621	285,987
	Shinwha Intertek Corp.	35,678	81,543
	Shinyoung Securities Co., Ltd.	38,991	1,579,241
*	Signetics Corp.	454,177	279,013
	Silla Co., Ltd.	45,799	374,946
#	SIMPAC, Inc.	167,099	335,135
	Sindoh Co., Ltd.	35,875	700,606
	SK Discovery Co., Ltd.	90,756	5,067,907
	SK Gas, Ltd.	397	36,984
	SK Holdings Co., Ltd.	42,795	6,969,094
	SK Hynix, Inc.	493,577	35,015,758
	SK Innovation Co., Ltd.	242,855	27,144,733
	SK Networks Co., Ltd.	2,079,015	8,339,276
*	SK Rent A Car Co., Ltd.	11,382	83,714
	SK Securities Co., Ltd.	2,864,051	1,774,697
	SL Corp.	116,004	1,489,234
	Songwon Industrial Co., Ltd.	41,113	517,751
# *	Ssangyong Motor Co.	336,500	1,305,050
#	Sun Kwang Co., Ltd.	35,191	731,736
	Sung Kwang Bend Co., Ltd.	145,472	759,862
*	Sungchang Enterprise Holdings, Ltd.	293,641	435,195

DIMENSIONAL EMERGING MARKETS VALUE FUND

CONTINUED

		Shares	Value»
SOUTH KOREA — (Continued)
	Sungdo Engineering & Construction Co., Ltd.	99,520	$347,524
#	Sungshin Cement Co., Ltd.	157,753	914,754
	Sungwoo Hitech Co., Ltd.	487,818	1,533,404
	Sunjin Co., Ltd.	38,036	337,149
	Tae Kyung Industrial Co., Ltd.	92,671	409,241
	Taekwang Industrial Co., Ltd.	3,096	1,948,965
*	Taewoong Co., Ltd.	94,977	1,085,569
	Taeyoung Engineering & Construction Co., Ltd.	199,296	1,765,722
*	Thinkware Systems Corp.	45,754	376,707
# *	TK Chemical Corp.	637,170	947,108
#	TK Corp.	118,108	619,924
	Tongyang Life Insurance Co., Ltd.	394,577	1,102,057
#	Tongyang, Inc.	315,577	310,200
	Top Engineering Co., Ltd.	121,279	975,784
	Tovis Co., Ltd.	124,305	662,134
#	TS Corp.	35,416	578,984
*	T’way Holdings, Inc.	41,289	32,562
*	TY Holdings Co., Ltd.	192,133	3,445,757
	UIL Co., Ltd.	74,875	251,037
	Unid Co., Ltd.	45,974	1,764,874
*	Viatron Technologies, Inc.	2,049	15,572
	Visang Education, Inc.	48,747	274,429
# *	WillBes & Co. (The)	462,170	479,678
*	Wonik Holdings Co., Ltd.	296,704	1,104,630
	Wonik Materials Co., Ltd.	12,961	302,758
	Woori Financial Group, Inc.	3,415,694	26,968,981
#	Woorison F&G Co., Ltd.	83,461	144,816
#	WooSung Feed Co., Ltd.	161,754	429,297
	Y G-1 Co., Ltd.	141,659	628,686
	Yoosung Enterprise Co., Ltd.	139,370	332,428
	Youlchon Chemical Co., Ltd.	18,152	243,776
	Young Poong Corp.	3,806	1,623,155
	Young Poong Precision Corp.	86,763	581,393
	Youngone Corp.	123,827	3,114,615
	Youngone Holdings Co., Ltd.	26,091	822,590
*	Yuanta Securities Korea Co., Ltd.	811,667	1,942,535
	YuHwa Securities Co., Ltd.	130,435	256,729
	Zeus Co., Ltd.	57,364	901,342

TOTAL SOUTH KOREA			1,726,762,732

TAIWAN — (16.8%)
	Ability Enterprise Co., Ltd.	1,795,330	811,987
	AcBel Polytech, Inc.	603,000	551,286
#	Acer, Inc.	14,714,109	12,296,938
#	ACES Electronic Co., Ltd.	982,000	1,111,379
*	Acon Holding, Inc.	1,602,000	478,092
	Advanced International Multitech Co., Ltd.	444,000	602,129
# *	Advanced Optoelectronic Technology, Inc.	500,000	359,951
# *	AGV Products Corp.	3,241,211	839,098
	Airmate Cayman International Co., Ltd.	30,618	24,668
#	Allis Electric Co., Ltd.	1,347,580	1,337,762
	Alpha Networks, Inc.	1,958,086	1,770,150
	Altek Corp.	1,928,365	1,736,869
*	Ambassador Hotel (The)	1,615,000	1,734,070
#	AMPOC Far-East Co., Ltd.	745,000	869,481
*	AmTRAN Technology Co., Ltd.	5,922,956	2,112,819
#	Apacer Technology, Inc.	578,210	736,846
#	APCB, Inc.	1,053,000	755,356
#	Apex International Co., Ltd.	1,201,263	3,121,570

DIMENSIONAL EMERGING MARKETS VALUE FUND

CONTINUED

		Shares	Value»
TAIWAN — (Continued)
	Apex Science & Engineering	92,536	$35,788
	Ardentec Corp.	2,956,058	3,459,976
	Asia Cement Corp.	17,297,589	24,898,630
	Asia Electronic Material Co., Ltd.	92,000	50,914
*	Asia Pacific Telecom Co., Ltd.	5,141,204	1,689,086
# *	Asia Plastic Recycling Holding, Ltd.	1,651,942	426,459
	Asia Polymer Corp.	3,106,971	2,065,720
	Asia Tech Image, Inc.	62,000	110,035
#	Asia Vital Components Co., Ltd.	2,304,984	5,433,536
	Asustek Computer, Inc.	3,800,000	32,285,216
# *	AU Optronics Corp., Sponsored ADR	3,945,215	15,701,956
*	AU Optronics Corp.	952,812	384,825
#	Audix Corp.	568,332	885,742
	AVY Precision Technology, Inc.	1,018,364	837,883
	Bank of Kaohsiung Co., Ltd.	3,567,897	1,254,254
#	BES Engineering Corp.	10,550,443	2,706,388
#	Bin Chuan Enterprise Co., Ltd.	226,000	214,618
# *	Biostar Microtech International Corp.	1,294,055	678,536
	Bright Led Electronics Corp.	728,000	340,109
*	Cameo Communications, Inc.	1,589,197	427,580
	Capital Securities Corp.	14,228,158	5,429,297
	Career Technology MFG. Co., Ltd.	874,085	883,678
#	Carnival Industrial Corp.	908,007	338,162
#	Casetek Holdings, Ltd.	1,671,933	5,056,105
	Catcher Technology Co., Ltd.	5,496,000	34,743,055
#	Cathay Chemical Works	452,000	283,700
	Cathay Financial Holding Co., Ltd.	60,483,459	81,273,650
	Cathay Real Estate Development Co., Ltd.	4,929,694	3,286,084
#	Celxpert Energy Corp.	419,000	599,624
	Central Reinsurance Co., Ltd.	1,033,366	731,916
*	Chain Chon Industrial Co., Ltd.	614,000	195,466
	ChainQui Construction Development Co., Ltd.	780,393	518,484
*	Champion Building Materials Co., Ltd.	2,009,828	435,781
	Chang Hwa Commercial Bank, Ltd.	44,272,220	26,397,794
	Channel Well Technology Co., Ltd.	457,000	623,837
#	CHC Healthcare Group	801,000	1,041,241
#	Chen Full International Co., Ltd.	266,000	371,015
	Cheng Loong Corp.	6,338,659	7,531,080
# *	Cheng Mei Materials Technology Corp.	2,484,000	826,980
	Cheng Uei Precision Industry Co., Ltd.	3,120,635	4,415,895
	Chenming Electronic Technology Corp.	455,000	196,933
#	Chia Chang Co., Ltd.	824,000	1,105,927
	Chia Hsin Cement Corp.	3,537,191	1,930,158
	Chien Kuo Construction Co., Ltd.	1,224,797	501,353
#	Chilisin Electronics Corp.	1,650,000	6,098,610
*	China Airlines, Ltd.	23,565,353	7,216,439
	China Bills Finance Corp.	3,514,000	1,781,879
	China Chemical & Pharmaceutical Co., Ltd.	1,922,264	1,530,591
	China Development Financial Holding Corp.	66,453,734	19,501,480
	China Electric Manufacturing Corp.	1,599,432	606,798
	China General Plastics Corp.	1,364,367	1,043,736
#	China Glaze Co., Ltd.	873,799	347,193
	China Life Insurance Co., Ltd.	20,762,479	13,923,453
*	China Man-Made Fiber Corp.	11,297,899	3,302,792
	China Metal Products.	2,512,969	2,926,000
# *	China Motor Corp.	1,758,099	2,732,149
	China Petrochemical Development Corp.	26,152,466	7,828,224
	China Steel Corp.	95,778,320	68,037,274
#	China Steel Structure Co., Ltd.	677,219	700,119

DIMENSIONAL EMERGING MARKETS VALUE FUND

CONTINUED

		Shares	Value»
TAIWAN — (Continued)
#	China Wire & Cable Co., Ltd.	695,600	$697,405
	Chinese Maritime Transport, Ltd.	665,270	570,501
	Chin-Poon Industrial Co., Ltd.	3,021,815	3,206,118
	Chipbond Technology Corp.	1,912,000	4,188,493
	ChipMOS Techinologies, Inc.	4,450,085	4,385,653
	ChipMOS Technologies, Inc., ADR	34,935	679,481
	Chun YU Works & Co., Ltd.	1,634,000	920,426
	Chun Yuan Steel Industry Co., Ltd.	3,397,287	1,278,050
#	Chung Hsin Electric & Machinery Manufacturing Corp.	2,519,250	4,246,183
# *	Chung Hung Steel Corp.	6,730,000	2,325,256
# *	Chung Hwa Pulp Corp.	3,004,353	968,025
	Chung Shing Textile Co., Ltd.	600	0
	Chyang Sheng Dyeing & Finishing Co., Ltd.	167,000	71,730
	Clevo Co.	1,257,000	1,271,629
#	CMC Magnetics Corp.	8,530,638	2,371,778
	CoAsia Electronics Corp.	305,792	126,210
#	Collins Co., Ltd.	943,224	447,863
	Compal Electronics, Inc.	32,795,332	21,366,107
#	Compeq Manufacturing Co., Ltd.	7,205,000	10,996,773
	Compucase Enterprise	14,000	23,693
	Concord Securities Co., Ltd.	2,085,489	614,276
#	Continental Holdings Corp.	3,010,540	2,565,726
#	Contrel Technology Co., Ltd.	1,010,000	469,788
	Coretronic Corp.	3,477,800	4,167,756
*	Coxon Precise Industrial Co., Ltd.	724,000	302,586
	Creative Sensor, Inc.	529,000	316,574
	CTBC Financial Holding Co., Ltd.	128,423,073	81,100,440
#	CviLux Corp.	101,000	103,439
	CyberTAN Technology, Inc.	799,000	391,540
#	DA CIN Construction Co., Ltd.	2,226,579	2,113,250
*	Danen Technology Corp.	242,931	186,143
	Darfon Electronics Corp.	240,000	332,306
# *	Darwin Precisions Corp.	2,836,635	1,097,539
#	Delpha Construction Co., Ltd.	434,015	234,532
	Depo Auto Parts Ind Co., Ltd.	501,000	826,427
	Der Pao Construction Co., Ltd.	2,158,544	0
#	Dimerco Express Corp.	156,000	361,100
*	D-Link Corp.	4,530,552	2,873,251
# *	Dynamic Electronics Co., Ltd.	2,483,724	1,606,019
	Dynapack International Technology Corp.	1,116,000	3,115,298
	E.Sun Financial Holding Co., Ltd.	77,915,310	66,244,829
#	Edimax Technology Co., Ltd.	1,429,902	673,098
	Edison Opto Corp.	795,000	321,514
#	Edom Technology Co., Ltd.	983,046	626,304
	Elite Semiconductor Microelectronics Technology, Inc.	1,277,000	1,875,370
*	Elitegroup Computer Systems Co., Ltd.	2,739,395	1,625,288
	ENG Electric Co., Ltd.	239,997	4,594
#	EnTie Commercial Bank Co., Ltd.	2,417,232	1,217,857
*	Epistar Corp.	2,102,869	2,469,866
	Eson Precision Ind. Co., Ltd.	794,000	931,966
	Eternal Materials Co., Ltd.	1,775,513	2,090,936
	Eva Airways Corp.	19,992,355	7,555,506
*	Everest Textile Co., Ltd.	2,855,125	990,312
	Evergreen International Storage & Transport Corp.	4,251,000	2,149,689
*	Evergreen Marine Corp. Taiwan, Ltd.	19,952,145	13,200,684
	Everlight Chemical Industrial Corp.	680,950	389,712
	Everlight Electronics Co., Ltd.	3,503,000	4,651,271
	Excellence Opto, Inc.	96,000	110,879
	Excelsior Medical Co., Ltd.	838,527	1,648,736

DIMENSIONAL EMERGING MARKETS VALUE FUND

CONTINUED

		Shares	Value»
TAIWAN — (Continued)
	EZconn Corp.	194,250	$194,779
	Far Eastern Department Stores, Ltd.	8,947,445	7,389,766
	Far Eastern International Bank	24,066,641	8,713,050
	Far Eastern New Century Corp.	23,634,528	21,337,480
	Farglory F T Z Investment Holding Co., Ltd.	936,648	991,989
	Farglory Land Development Co., Ltd.	2,206,264	3,397,638
*	Federal Corp.	2,747,160	1,921,745
*	First Copper Technology Co., Ltd.	1,086,750	356,899
	First Financial Holding Co., Ltd.	71,961,241	50,493,024
	First Hotel	1,238,857	569,991
#	First Insurance Co., Ltd. (The)	1,954,064	881,620
#	First Steamship Co., Ltd.	4,562,042	1,401,989
*	FIT Holding Co., Ltd.	185,150	231,711
	FLEXium Interconnect, Inc.	200,000	816,568
	FocalTech Systems Co., Ltd.	538,384	964,984
	Forest Water Environment Engineering Co., Ltd.	20,000	29,866
	Formosa Advanced Technologies Co., Ltd.	1,382,000	1,691,476
	Formosa Chemicals & Fibre Corp.	659,000	1,587,201
# *	Formosa Laboratories, Inc.	825,478	1,390,061
#	Formosa Taffeta Co., Ltd.	3,835,511	4,200,079
	Formosan Rubber Group, Inc.	1,893,957	1,332,091
	Formosan Union Chemical	2,639,843	1,297,564
#	Founding Construction & Development Co., Ltd.	1,567,418	869,145
	Foxconn Technology Co., Ltd.	4,412,142	7,737,939
#	Froch Enterprise Co., Ltd.	1,418,734	508,801
#	FSP Technology, Inc.	1,029,292	1,199,533
	Fubon Financial Holding Co., Ltd.	44,449,471	63,320,705
	Fullerton Technology Co., Ltd.	718,200	432,398
# *	Fulltech Fiber Glass Corp.	2,870,216	1,007,119
#	Fwusow Industry Co., Ltd.	1,258,043	831,850
#	G Shank Enterprise Co., Ltd.	1,186,902	770,240
	Gemtek Technology Corp.	2,641,962	2,567,391
	General Interface Solution Holding, Ltd.	769,000	3,057,915
	Getac Technology Corp.	692,065	1,139,388
#	Giantplus Technology Co., Ltd.	2,274,100	820,207
	Gigabyte Technology Co., Ltd.	332,287	836,104
*	Gigastorage Corp.	2,151,479	1,945,552
	Global Brands Manufacture, Ltd.	2,271,951	1,722,988
	Globe Union Industrial Corp.	1,600,625	858,868
#	Gloria Material Technology Corp.	4,205,116	2,268,673
# *	Gold Circuit Electronics, Ltd.	4,617,965	7,107,462
	Goldsun Building Materials Co., Ltd.	7,010,171	6,433,383
	Good Will Instrument Co., Ltd.	172,746	135,992
#	Grand Fortune Securities Co., Ltd.	625,000	178,733
#	Grand Ocean Retail Group, Ltd.	709,000	511,500
*	Grand Pacific Petrochemical	6,840,000	5,449,535
	Great China Metal Industry	967,000	728,978
	Great Wall Enterprise Co., Ltd.	4,753,169	7,480,758
*	Green Energy Technology, Inc.	1,424,880	2,989
	GTM Holdings Corp.	898,900	743,981
#	Hannstar Board Corp.	3,343,488	4,585,956
# *	HannStar Display Corp.	19,949,435	6,406,614
#	HannsTouch Solution, Inc.	3,723,001	1,297,096
	Hanpin Electron Co., Ltd.	286,000	286,530
*	Harvatek Corp.	1,172,553	548,026
#	Hey Song Corp.	2,574,500	2,927,951
#	Highwealth Construction Corp.	1,156,100	1,679,177
#	Hiroca Holdings, Ltd.	501,000	950,436
	Hitron Technology, Inc.	836,098	592,988

DIMENSIONAL EMERGING MARKETS VALUE FUND

CONTINUED

		Shares	Value»
TAIWAN — (Continued)
	Ho Tung Chemical Corp.	7,216,475	$2,665,672
# *	Hocheng Corp.	2,051,300	643,356
	Hold-Key Electric Wire & Cable Co., Ltd.	34,124	14,508
	Hon Hai Precision Industry Co., Ltd.	53,136,192	144,112,269
	Hong Pu Real Estate Development Co., Ltd.	1,437,655	1,195,378
#	Hong TAI Electric Industrial	1,593,000	838,794
#	Hong YI Fiber Industry Co.	850,000	456,122
#	Horizon Securities Co., Ltd.	2,238,000	533,768
	Hsin Kuang Steel Co., Ltd.	1,051,124	1,156,992
#	Hsing TA Cement Co.	1,195,614	787,742
# *	HTC Corp.	4,904,000	4,930,017
	HUA ENG Wire & Cable Co., Ltd.	2,199,035	827,549
	Hua Nan Financial Holdings Co., Ltd.	50,894,692	30,622,705
	Huaku Development Co., Ltd.	793,000	2,404,388
	Huang Hsiang Construction Corp.	774,000	1,048,521
#	Hung Ching Development & Construction Co., Ltd.	1,154,468	743,336
	Hung Sheng Construction, Ltd.	3,930,336	2,351,959
	Huxen Corp.	241,281	405,365
	Hwacom Systems, Inc.	270,000	145,289
	IBF Financial Holdings Co., Ltd.	21,995,293	9,047,872
#	Ichia Technologies, Inc.	1,664,260	1,028,568
# *	I-Chiun Precision Industry Co., Ltd.	1,317,000	604,161
	IEI Integration Corp.	30,200	46,435
	Infortrend Technology, Inc.	1,013,000	427,364
#	Innolux Corp.	38,381,544	13,321,794
#	Inpaq Technology Co., Ltd.	280,250	425,542
	Integrated Service Technology, Inc.	115,570	207,956
	International CSRC Investment Holdings Co.	5,639,166	3,868,806
	Inventec Corp.	18,977,277	15,020,149
	ITE Technology, Inc.	1,160,479	2,799,824
#	Jarllytec Co., Ltd.	482,000	1,127,694
*	Jean Co., Ltd.	302,000	106,827
	Jess-Link Products Co., Ltd.	815,500	967,852
	Jih Sun Financial Holdings Co., Ltd.	11,695,430	4,300,404
	Jinli Group Holdings, Ltd.	889,532	255,217
# *	K Laser Technology, Inc.	1,038,601	556,489
	Kaulin Manufacturing Co., Ltd.	792,656	311,933
	KEE TAI Properties Co., Ltd.	1,804,000	608,834
	Kenmec Mechanical Engineering Co., Ltd.	645,000	827,097
	Kindom Development Co., Ltd.	2,451,000	2,987,031
	King Chou Marine Technology Co., Ltd.	243,100	264,299
#	King Yuan Electronics Co., Ltd.	9,561,805	10,037,043
	King’s Town Bank Co., Ltd.	6,762,012	9,165,963
# *	King’s Town Construction Co., Ltd.	426,380	565,000
# *	Kinko Optical Co., Ltd.	628,000	707,080
	Kinpo Electronics	10,134,375	3,734,760
#	Kinsus Interconnect Technology Corp.	2,381,000	5,766,671
# *	Kung Sing Engineering Corp.	3,508,614	1,517,152
	Kuo Toong International Co., Ltd.	1,303,808	985,103
# *	Kwong Fong Industries Corp.	604,649	247,129
	Kwong Lung Enterprise Co., Ltd.	153,000	213,769
#	KYE Systems Corp.	1,635,909	604,104
#	L&K Engineering Co., Ltd.	1,157,000	1,049,068
*	LAN FA Textile	1,417,713	405,598
	Leader Electronics, Inc.	347,056	103,073
# *	Lealea Enterprise Co., Ltd.	4,753,941	2,191,001
#	LEE CHI Enterprises Co., Ltd.	1,304,900	595,128
*	Lextar Electronics Corp.	2,384,000	1,507,462
*	Li Peng Enterprise Co., Ltd.	3,512,381	959,555

DIMENSIONAL EMERGING MARKETS VALUE FUND

CONTINUED

		Shares	Value»
TAIWAN — (Continued)
#	Lida Holdings, Ltd.	316,680	$408,318
	Lien Hwa Industrial Holdings Corp.	1,086,650	1,520,210
*	Lingsen Precision Industries, Ltd.	2,836,480	1,058,946
*	Lite-On Semiconductor Corp.	2,650,729	3,909,377
	Lite-On Technology Corp.	16,235,738	26,446,672
#	Long Bon International Co., Ltd.	1,162,880	553,486
#	Longchen Paper & Packaging Co., Ltd.	5,872,807	3,314,621
#	Lucky Cement Corp.	1,567,000	611,386
#	Macronix International	14,427,605	16,194,258
#	Materials Analysis Technology, Inc.	37,000	106,436
	Mayer Steel Pipe Corp.	973,456	550,041
#	Maywufa Co., Ltd.	182,070	109,891
	Mega Financial Holding Co., Ltd.	41,157,796	39,659,705
	Mercuries & Associates Holding, Ltd.	3,189,465	2,320,307
*	Mercuries Life Insurance Co., Ltd.	9,435,999	2,805,195
*	MIN AIK Technology Co., Ltd.	1,022,600	485,303
	Mitac Holdings Corp.	4,011,682	3,962,744
	MPI Corp.	378,000	1,170,175
#	Nan Ren Lake Leisure Amusement Co., Ltd.	1,045,000	344,484
#	Nan Ya Printed Circuit Board Corp.	929,000	3,758,658
#	Nanya Technology Corp.	9,248,000	18,740,538
	New Era Electronics Co., Ltd.	168,000	98,028
*	Nien Hsing Textile Co., Ltd.	868,061	487,948
#	Nishoku Technology, Inc.	264,000	943,989
	O-Bank Co., Ltd.	1,407,604	315,624
# *	OptoTech Corp.	2,537,828	2,000,605
	Orient Semiconductor Electronics, Ltd.	1,705,670	660,689
*	Pacific Construction Co.	2,140,452	708,317
#	Pan Jit International, Inc.	1,211,100	1,528,940
	Pan-International Industrial Corp.	3,479,444	2,089,668
	Pegatron Corp.	15,934,998	34,340,358
# *	Phihong Technology Co., Ltd.	2,314,882	948,435
	Plastron Precision Co., Ltd.	38,156	18,185
#	Plotech Co., Ltd.	640,000	584,945
	Pou Chen Corp.	16,265,550	14,372,016
	President Securities Corp.	7,089,330	3,649,794
#	Prince Housing & Development Corp.	7,463,018	2,754,328
	Prodisc Technology, Inc.	6,185,157	0
	Promate Electronic Co., Ltd.	123,000	152,921
	Qisda Corp.	13,501,171	8,845,083
#	Qualipoly Chemical Corp.	290,593	283,130
*	Quintain Steel Co., Ltd.	1,488,473	430,150
	Radiant Opto-Electronics Corp.	845,000	3,329,313
	Radium Life Tech Co., Ltd.	7,521,226	2,778,357
	Rich Development Co., Ltd.	4,275,054	1,474,917
*	Ritek Corp.	6,209,449	2,262,406
# *	Rotam Global Agrosciences, Ltd.	300,693	117,861
	Ruentex Development Co., Ltd.	4,984,980	6,893,404
#	Ruentex Industries, Ltd.	2,312,600	5,357,028
	Sampo Corp.	2,480,340	2,005,246
	San Fang Chemical Industry Co., Ltd.	23,000	16,666
*	San Far Property, Ltd.	1,656,876	1,150,979
	Sanyang Motor Co., Ltd.	2,660,624	2,097,925
	Sesoda Corp.	1,494,385	1,150,128
	Shan-Loong Transportation Co., Ltd.	563,000	590,301
	Sharehope Medicine Co., Ltd.	118,339	148,243
	Sheng Yu Steel Co., Ltd.	809,000	518,476
#	ShenMao Technology, Inc.	582,000	492,107
	Shih Her Technologies, Inc.	341,000	601,980

DIMENSIONAL EMERGING MARKETS VALUE FUND

CONTINUED

		Shares	Value»
TAIWAN — (Continued)
*	Shih Wei Navigation Co., Ltd.	1,905,577	$463,099
	Shihlin Electric & Engineering Corp.	3,666,000	6,323,007
#	Shin Kong Financial Holding Co., Ltd.	65,564,023	18,262,478
	Shin Zu Shing Co., Ltd.	1,358,842	6,757,023
*	Shining Building Business Co., Ltd.	1,300,368	462,259
#	Shinkong Insurance Co., Ltd.	1,830,412	2,304,606
	Shinkong Synthetic Fibers Corp.	9,377,754	3,801,437
*	Shuttle, Inc.	2,516,015	777,816
	Sigurd Microelectronics Corp.	3,419,231	4,518,415
#	Silicon Integrated Systems Corp.	4,457,043	1,752,354
*	Silitech Technology Corp.	49,878	47,815
	Sincere Navigation Corp.	2,822,242	1,407,571
	Sinher Technology, Inc.	273,000	434,002
	Sinon Corp.	3,357,877	2,290,436
	SinoPac Financial Holdings Co., Ltd.	68,817,595	25,762,444
	Sirtec International Co., Ltd.	627,200	572,901
#	Siward Crystal Technology Co., Ltd.	1,398,875	1,011,192
#	Solar Applied Materials Technology Co.	1,697,919	2,546,509
#	Solomon Technology Corp.	488,000	310,842
	Solteam, Inc.	39,390	52,342
	Southeast Cement Co., Ltd.	1,588,700	945,168
#	Spirox Corp.	421,563	488,109
	Sunplus Technology Co., Ltd.	3,846,620	1,900,107
#	Sunrex Technology Corp.	826,108	1,851,300
#	Sunspring Metal Corp.	662,000	551,577
	Supreme Electronics Co., Ltd.	2,964,441	3,145,675
	Sweeten Real Estate Development Co., Ltd.	1,308,114	979,304
	Synnex Technology International Corp.	7,385,550	10,976,342
#	T3EX Global Holdings Corp.	328,499	441,279
#	Ta Ya Electric Wire & Cable	4,083,262	2,874,068
	Tah Hsin Industrial Corp.	590,730	1,398,242
	TA-I Technology Co., Ltd.	133,500	315,930
# *	Tai Tung Communication Co., Ltd.	451,000	242,887
	Taichung Commercial Bank Co., Ltd.	25,499,945	9,678,046
	Taiflex Scientific Co., Ltd.	1,607,960	2,820,472
#	Tainan Enterprises Co., Ltd.	705,183	434,172
#	Tainan Spinning Co., Ltd.	9,013,485	3,880,338
#	Tai-Saw Technology Co., Ltd.	158,000	119,305
	Taishin Financial Holding Co., Ltd.	72,265,807	31,868,217
#	Taita Chemical Co., Ltd.	1,517,788	1,726,951
	Taiwan Business Bank	31,318,972	10,302,927
	Taiwan Cement Corp.	57,812,948	82,046,639
# *	Taiwan Chinsan Electronic Industrial Co., Ltd.	329,600	414,523
	Taiwan Cooperative Financial Holding Co., Ltd.	48,523,182	32,594,597
	Taiwan Fertilizer Co., Ltd.	3,897,000	6,982,744
	Taiwan Fire & Marine Insurance Co., Ltd.	1,545,000	1,067,009
	Taiwan FU Hsing Industrial Co., Ltd.	648,000	962,081
*	Taiwan Glass Industry Corp.	8,993,982	3,947,842
	Taiwan Hon Chuan Enterprise Co., Ltd.	1,317,932	2,693,876
#	Taiwan Hopax Chemicals Manufacturing Co., Ltd.	1,565,000	1,295,273
	Taiwan Kolin Co., Ltd.	5,797,000	0
*	Taiwan Land Development Corp.	5,258,322	1,352,743
	Taiwan Navigation Co., Ltd.	1,533,000	895,982
	Taiwan PCB Techvest Co., Ltd.	2,187,946	3,118,278
	Taiwan Shin Kong Security Co., Ltd.	39,390	50,238
	Taiwan Surface Mounting Technology Corp.	1,975,991	6,509,014
*	Taiwan TEA Corp.	4,434,092	2,552,532
	Taiyen Biotech Co., Ltd.	780,217	892,606
# *	Tatung Co., Ltd.	3,510,000	2,593,371

DIMENSIONAL EMERGING MARKETS VALUE FUND

CONTINUED

		Shares	Value»
TAIWAN — (Continued)
	Te Chang Construction Co., Ltd.	16,260	$16,679
	Teco Electric and Machinery Co., Ltd.	10,890,725	11,390,182
	Tera Autotech Corp.	24,863	20,445
	Test-Rite International Co., Ltd.	1,269,266	1,116,179
	Thye Ming Industrial Co., Ltd.	26,000	25,076
*	Ton Yi Industrial Corp.	3,768,600	1,309,066
	Tong Yang Industry Co., Ltd.	2,384,000	3,145,397
	Tong-Tai Machine & Tool Co., Ltd.	1,467,447	723,999
	Topco Technologies Corp.	6,000	13,252
#	Topoint Technology Co., Ltd.	1,123,459	851,447
*	TPK Holding Co., Ltd.	2,994,000	5,283,872
	Tripod Technology Corp.	2,604,000	10,355,265
	Tsann Kuen Enterprise Co., Ltd.	215,000	136,212
	TSRC Corp.	113,000	80,110
	Tung Ho Steel Enterprise Corp.	6,345,274	6,709,410
	TXC Corp.	1,802,000	4,860,108
	TYC Brother Industrial Co., Ltd.	1,601,723	1,161,196
*	Tycoons Group Enterprise	3,184,337	577,430
	Tyntek Corp.	2,234,097	1,369,313
	UDE Corp.	353,000	350,459
	U-Ming Marine Transport Corp.	2,911,000	2,954,262
#	Unimicron Technology Corp.	8,748,363	20,903,441
#	Union Bank Of Taiwan	13,772,666	4,841,968
	Unitech Computer Co., Ltd.	798,739	687,682
#	Unitech Printed Circuit Board Corp.	4,662,466	3,438,127
#	United Microelectronics Corp.	78,777,681	84,666,360
*	United Renewable Energy Co., Ltd.	7,276,072	3,860,598
*	Unity Opto Technology Co., Ltd.	2,993,000	161,665
	Univacco Technology, Inc.	46,000	37,107
#	Universal Cement Corp.	3,096,583	2,161,194
# *	Unizyx Holding Corp.	1,586,000	1,251,800
	UPC Technology Corp.	6,433,598	2,926,651
	USI Corp.	5,955,827	3,678,898
# *	Usun Technology Co., Ltd.	128,100	224,411
#	Ve Wong Corp.	1,105,806	1,367,048
*	Victory New Materials, Ltd. Co.	1,115,687	482,251
	Wah Hong Industrial Corp.	531,516	581,604
	Wah Lee Industrial Corp.	1,404,000	3,132,658
	Walsin Lihwa Corp.	16,702,412	10,378,835
# *	Walton Advanced Engineering, Inc.	2,155,853	808,186
	Wan Hai Lines, Ltd.	4,582,000	4,202,728
	Wei Mon Industry Co., Ltd.	3,885,691	0
	Weikeng Industrial Co., Ltd.	2,642,490	1,688,960
#	Well Shin Technology Co., Ltd.	644,080	1,021,974
# *	Wha Yu Industrial Co., Ltd.	238,000	129,509
#	Winbond Electronics Corp.	23,422,572	13,912,478
	Winstek Semiconductor Co., Ltd.	247,000	201,707
*	Wintek Corp.	20,783,484	249,299
#	Wisdom Marine Lines Co., Ltd.	3,023,364	2,242,889
	Wistron Corp.	23,046,343	23,040,382
	WPG Holdings, Ltd.	10,420,284	14,153,240
	WT Microelectronics Co., Ltd.	3,124,751	4,023,420
	WUS Printed Circuit Co., Ltd.	1,276,668	1,301,239
*	Yang Ming Marine Transport Corp.	9,295,759	3,741,833
	YC INOX Co., Ltd.	2,852,833	2,285,873
	YCC Parts Manufacturing Co., Ltd.	10,000	14,977
# *	Yea Shin International Development Co., Ltd.	1,229,825	660,423
#	Yem Chio Co., Ltd.	3,306,371	1,689,072
#	Yeong Guan Energy Technology Group Co., Ltd.	680,820	2,184,080

DIMENSIONAL EMERGING MARKETS VALUE FUND

CONTINUED

		Shares	Value»
TAIWAN — (Continued)
	YFC-Boneagle Electric Co., Ltd.	34,000	$29,807
#	YFY, Inc.	9,836,847	6,682,852
#	Yi Jinn Industrial Co., Ltd.	1,524,142	741,249
*	Yieh Phui Enterprise Co., Ltd.	8,594,265	3,055,017
	Young Fast Optoelectronics Co., Ltd.	670,000	483,035
#	Youngtek Electronics Corp.	974,047	1,789,927
	Yuanta Financial Holding Co., Ltd.	80,471,994	50,031,701
*	Yulon Motor Co., Ltd.	4,684,650	5,840,633
	Yung Chi Paint & Varnish Manufacturing Co., Ltd.	208,687	506,467
	Zenitron Corp.	1,291,000	953,796
#	Zero One Technology Co., Ltd.	604,000	768,866
#	Zhen Ding Technology Holding, Ltd.	3,635,000	15,405,689
# *	Zig Sheng Industrial Co., Ltd.	2,976,352	836,564
*	Zinwell Corp.	701,000	445,962
#	ZongTai Real Estate Development Co., Ltd.	1,327,159	1,793,367

TOTAL TAIWAN			2,174,760,849

THAILAND — (2.0%)
*	AAPICO Hitech PCL	226,500	87,206
*	AAPICO Hitech PCL	816,861	314,505
	Amata Corp. PCL	1,549,400	581,631
	Ananda Development PCL	5,845,600	266,327
	AP Thailand PCL	18,858,230	3,781,629
*	Asia Aviation PCL	4,545,600	208,557
*	Asia Aviation PCL	405,600	18,609
	Asia Plus Group Holdings PCL	6,868,900	365,842
	Bangchak Corp. PCL	6,810,700	3,168,530
	Bangkok Airways PCL	4,493,000	717,900
	Bangkok Bank PCL	2,241,353	6,957,597
	Bangkok Insurance PCL	215,128	1,863,626
	Bangkok Land PCL	86,510,096	2,692,381
*	Bangkok Life Assurance PCL	1,180,900	678,210
*	Bangkok Ranch PCL	3,615,300	196,033
	Banpu PCL	32,925,150	6,919,379
*	Better World Green PCL	4,257,100	58,733
	Cal-Comp Electronics Thailand PCL, Class F	19,136,214	1,412,153
	Charoen Pokphand Foods PCL	20,818,700	16,866,036
	Charoong Thai Wire & Cable PCL, Class F	538,100	94,956
	GFPT PCL	4,052,100	1,482,119
	Global Green Chemicals PCL, Class F	340,900	79,298
	Hana Microelectronics PCL	106,300	153,477
*	ICC International PCL	2,325,900	2,052,210
	Indorama Ventures PCL	3,657,400	2,593,360
	IRPC PCL	49,903,500	3,234,301
*	Italian-Thai Development PCL	23,717,900	677,274
	Kasikornbank PCL	7,912,701	19,358,096
	KGI Securities Thailand PCL	3,157,500	281,635
	Khon Kaen Sugar Industry PCL	10,656,207	779,535
	Kiatnakin Phatra Bank PCL	1,796,900	2,277,294
	Krung Thai Bank PCL	14,561,500	4,041,292
	Lalin Property PCL	204,200	37,345
	LH Financial Group PCL	17,324,546	494,709
	LPN Development PCL	10,329,802	1,259,429
*	MCOT PCL	254,200	23,000
	Millcon Steel PCL	5,155,313	112,476
*	Minor International PCL	1,029,726	551,742
*	Nawarat Patanakarn PCL	516,500	8,617
	Origin Property PCL, Class F	568,500	120,385
	Polyplex Thailand PCL	2,234,725	1,727,982

DIMENSIONAL EMERGING MARKETS VALUE FUND

CONTINUED

		Shares	Value»
THAILAND — (Continued)
	Power Solution Technologies PCL, Class F	1,808,740	$88,790
*	Precious Shipping PCL	6,384,050	995,475
	Property Perfect PCL	42,170,700	446,501
	Pruksa Holding PCL	5,239,400	1,647,425
	PTT Exploration & Production PCL	9,568,800	24,177,204
	PTT Global Chemical PCL	8,285,741	10,633,822
	PTT PCL	66,812,900	66,453,835
	Quality Houses PCL	22,274,497	1,486,515
*	Regional Container Lines PCL	3,147,400	651,343
	Rojana Industrial Park PCL	6,947,373	855,953
	Saha Pathana Inter-Holding PCL	2,414,200	4,647,533
	Saha Pathanapibul PCL	1,206,833	2,555,578
*	Sahakol Equipment PCL	1,782,300	85,777
	Saha-Union PCL	1,983,200	2,147,525
	Sahaviriya Steel Industries PCL	0	0
	Samart Telcoms PCL	113,900	17,761
	Sansiri PCL	47,327,466	880,723
	SC Asset Corp. PCL	12,451,753	918,875
	Sena Development PCL	1,331,366	114,480
	Siam City Cement PCL	4,600	17,489
	Siam Commercial Bank PCL (The)	5,725,000	11,939,520
	Siam Future Development PCL	7,069,295	966,237
	Singha Estate PCL	547,000	19,481
	Somboon Advance Technology PCL	2,285,600	975,326
	SPCG PCL	104,900	66,640
*	Srithai Superware PCL	11,102,100	217,287
	Star Petroleum Refining PCL	12,491,500	2,124,166
	STP & I PCL	5,380,400	548,959
	Supalai PCL	10,524,500	5,301,505
	Super Energy Corp. PCL	114,997,600	3,062,421
	Susco PCL	126,100	10,519
	Syntec Construction PCL	5,229,800	214,780
*	Tata Steel Thailand PCL	31,883,000	378,494
*	Thai Airways International PCL	5,543,111	512,205
	Thai Oil PCL	5,015,100	5,511,099
	Thai Rayon PCL	58,700	40,869
	Thai Stanley Electric PCL	41,000	190,086
	Thai Stanley Electric PCL, Class F	177,900	824,787
*	Thai Wacoal PCL	81,200	118,214
	Thaicom PCL	4,310,300	760,621
	Thanachart Capital PCL	1,469,100	1,296,230
	Thitikorn PCL	1,486,800	331,540
	Thoresen Thai Agencies PCL	6,833,078	605,095
	TMB Bank PCL	121,237,409	3,150,792
	TPI Polene PCL	44,653,540	1,977,120
	TPI Polene Power PCL	1,187,900	160,076
	True Corp. PCL	83,001,500	7,243,574
	Unique Engineering & Construction PCL	413,600	53,877
	Univentures PCL	5,389,300	390,786
	Vinythai PCL	1,864,017	1,441,335
	Workpoint Entertainment PCL	303,200	95,822

TOTAL THAILAND			257,947,483

TURKEY — (0.5%)
# *	Akbank T.A.S.	16,076,385	9,120,317
*	Albaraka Turk Katilim Bankasi A.S.	5,399,679	1,048,038
	Anadolu Anonim Turk Sigorta Sirketi	2,740,994	2,177,048
	Anadolu Efes Biracilik Ve Malt Sanayii A.S.	287,391	667,708
*	Bera Holding A.S.	1,083,355	1,163,811

DIMENSIONAL EMERGING MARKETS VALUE FUND

CONTINUED

		Shares	Value»
TURKEY — (Continued)
*	Borusan Mannesmann Boru Sanayi ve Ticaret A.S.	321,463	$524,217
# *	Cimsa Cimento Sanayi VE Ticaret A.S..	487,312	724,782
#	Dogan Sirketler Grubu Holding A.S.	1,950,090	565,870
	Enka Insaat ve Sanayi A.S.	4,211,765	3,637,517
	GSD Holding A.S.	262,411	65,870
	Kardemir Karabuk Demir Celik Sanayi ve Ticaret A.S., Class A	772,428	482,148
	Selcuk Ecza Deposu Ticaret ve Sanayi A.S	882,814	962,758
# *	Turk Hava Yollari AO	5,078,810	5,464,660
# *	Turkiye Garanti Bankasi A.S.	17,800,101	14,053,377
# *	Turkiye Halk Bankasi A.S.	3,642,964	2,044,670
# *	Turkiye Is Bankasi A.S., Class C	9,560,380	5,843,050
# *	Turkiye Sinai Kalkinma Bankasi A.S.	13,736,510	4,180,764
#	Turkiye Sise ve Cam Fabrikalari A.S.	7,809,565	5,697,811
# *	Turkiye Vakiflar Bankasi TAO, Class D	6,296,337	2,864,357
# *	Yapi ve Kredi Bankasi A.S.	15,989,164	4,105,360

TOTAL TURKEY			65,394,133

UNITED ARAB EMIRATES — (0.1%)
	Abu Dhabi Commercial Bank PJSC	2,612,682	4,135,995
	Air Arabia PJSC	507,121	150,784
	Aldar Properties PJSC	6,557,778	4,842,395
	Amanat Holdings PJSC	333,704	69,922
	Dana Gas PJSC	1,667,532	306,663
*	Deyaar Development PJSC	5,265,307	386,306
	Dubai Investments PJSC	480,234	147,425
*	Emaar Development PJSC	1,430,294	879,243
*	Emaar Malls PJSC	3,095,858	1,234,564
*	Emaar Properties PJSC	2,846,528	2,039,844
	Emirates NBD Bank PJSC	37,434	95,948
*	Eshraq Investments PJSC	1,058,915	86,730
*	Manazel Real Estate PJSC	560,632	47,609
	National Central Cooling Co. PJSC	120,382	80,799
	RAK Properties PJSC	556,314	58,210

TOTAL UNITED ARAB EMIRATES			14,562,437

UNITED STATES — (0.0%)
	Textainer Group Holdings, Ltd.	7,001	98,855

TOTAL COMMON STOCKS			12,658,651,129

PREFERRED STOCKS — (0.5%)

BRAZIL — (0.5%)
	Banco ABC Brasil SA	691,756	1,470,808
*	Banco ABC Brasil SA	10,906	23,150
	Banco Bradesco SA	973,901	3,421,752
	Banco do Estado do Rio Grande do Sul SA, Class B	1,718,645	3,594,270
	Cia Ferro Ligas da Bahia - FERBASA	364,538	1,154,995
*	Eucatex SA Industria e Comercio	262,828	338,959
	Gerdau SA	494,320	1,878,915
	Grazziotin SA	6,400	32,591
	Marcopolo SA	3,087,243	1,318,196
	Petroleo Brasileiro SA	13,455,005	44,412,690
	Schulz SA	118,480	245,717
	Unipar Carbocloro SA	227,048	1,196,982
	Usinas Siderurgicas de Minas Gerais SA Usiminas, Class A	318,971	605,928

TOTAL BRAZIL			59,694,953

DIMENSIONAL EMERGING MARKETS VALUE FUND

CONTINUED

		Shares	Value»
	COLOMBIA — (0.0%)
	Avianca Holdings SA	478,208	$19,584
	Grupo Argos SA	374,078	831,209
	Grupo de Inversiones Suramericana SA	939,013	4,054,131

	TOTAL COLOMBIA		4,904,924

	TOTAL PREFERRED STOCKS		64,599,877

	RIGHTS/WARRANTS — (0.0%)

	CHINA — (0.0%)
*	Legend Holdings Corp. Rights 05/23/19	65,061	0

	HONG KONG — (0.0%)
*	Jiayuan International Group, Ltd. Rights 11/30/20	46,485	0

	INDIA — (0.0%)
	Arvind Fashions, Ltd. Rights 04/17/20	0	0

	MALAYSIA — (0.0%)
# *	JAKS Resources Bhd Rights 11/12/20	6,146,080	384,592
*	Vizione Holdings Bhd Warrants 8/24/23	663,428	20,757

	TOTAL MALAYSIA		405,349

	SOUTH KOREA — (0.0%)
*	Doosan Fuel Cell Co., Ltd. Rights 12/8/20	36,505	254,155

	TAIWAN — (0.0%)
*	Supreme Electronics Co., Ltd. Rights 10/28/20	293,706	0
*	Tai Tung Communication Co., Ltd. Rights 11/9/20	57,535	2,313

	TOTAL TAIWAN		2,313

	TOTAL RIGHTS/WARRANTS		661,817

	TOTAL INVESTMENT SECURITIES (Cost $13,107,440,251)		12,723,912,823

			Value†
	SECURITIES LENDING COLLATERAL — (1.8%)
@ §	The DFA Short Term Investment Fund	19,810,381	229,225,917

	TOTAL INVESTMENTS — (100.0%) (Cost $13,336,594,488)		$12,953,138,740

ADR	American Depositary Receipt
CP	Certificate Participation
GDR	Global Depositary Receipt
P.L.C.	Public Limited Company
SA	Special Assessment
»	Securities that have generally been fair value factored. See Note B to Financial Statements.
#	Total or Partial Securities on Loan.
*	Non-Income Producing Securities.
Ω

Rule 144A, Section 4(2), or other security that is restricted as to resale to institutional investors. This security has been deemed liquid based upon the Fund’s Liquidity Guidelines. The liquidity determination is unaudited.

†	See Note B to Financial Statements.
@	Security purchased with cash collateral received from Securities on Loan.
§	Affiliated Fund.

DIMENSIONAL EMERGING MARKETS VALUE FUND

CONTINUED

As of October 31, 2020, Dimensional Emerging Markets Value Fund had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
E-Mini MSCI Emerging Markets Index	650	12/18/20	$35,377,256	$35,811,750	$434,494
S&P 500® Emini Index	341	12/18/20	56,486,741	55,663,135	(823,606)

Total Futures Contracts			$91,863,997	$91,474,885	$(389,112)

Summary of the Fund’s investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Brazil	$486,798,051	—	—	$486,798,051
Chile	22,773,370	$82,485,630	—	105,259,000
China	441,920,900	3,969,433,597	—	4,411,354,497
Colombia	13,754,828	—	—	13,754,828
Czech Republic	—	21,954,944	—	21,954,944
Greece	42,454	19,287,629	—	19,330,083
Hong Kong	6,516,246	4,530,938	—	11,047,184
Hungary	—	22,221,112	—	22,221,112
India	74,865,280	1,380,461,424	—	1,455,326,704
Indonesia	923,002	221,575,296	—	222,498,298
Malaysia	—	263,749,256	—	263,749,256
Mexico	338,525,983	—	—	338,525,983
Philippines	—	137,610,706	—	137,610,706
Poland	—	83,612,237	—	83,612,237
Qatar	—	18,397,840	—	18,397,840
Russia	16,978,168	136,576,056	—	153,554,224
Saudi Arabia	—	181,979,535	—	181,979,535
South Africa	96,169,700	375,980,458	—	472,150,158
South Korea	210,985,568	1,515,777,164	—	1,726,762,732
Taiwan	16,381,437	2,158,379,412	—	2,174,760,849
Thailand	257,947,483	—	—	257,947,483
Turkey	—	65,394,133	—	65,394,133
United Arab Emirates	—	14,562,437	—	14,562,437
United States	—	98,855	—	98,855
Preferred Stocks
Brazil	59,694,953	—	—	59,694,953
Colombia	4,904,924	—	—	4,904,924
Rights/Warrants
Malaysia	—	405,349	—	405,349
South Korea	—	254,155	—	254,155
Taiwan	—	2,313	—	2,313
Securities Lending Collateral	—	229,225,917	—	229,225,917
Futures Contracts**	(389,112)	—	—	(389,112)

TOTAL	$2,048,793,235	$10,903,956,393	—	$12,952,749,628

**	Valued at the unrealized appreciation/(depreciation) on the investment.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Dimensional Emerging Markets Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the summary schedule of portfolio holdings, of Dimensional Emerging Markets Value Fund (the “Fund”) as of October 31, 2020, the related statement of operations for the year ended October 31, 2020, the statement of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2020 (included in Item 1 of this Form N-CSR) and the schedule of investments (included in Item 6 of this Form N-CSR) as of October 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the five years in the period ended October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, brokers and transfer agent of the investee fund; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

December 18, 2020

We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P. investment company group since 1981.

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042

T: (267) 330 3000, F: (267) 330 3300, www.pwc.com/us

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

This item is not applicable to the Registrant, which is an open-end management investment company.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

This item is not applicable to the Registrant, which is an open-end management investment company.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

This item is not applicable to the Registrant, which is an open-end management investment company.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

Based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this Form N-CSR (the “Report”), the Registrant’s Co-Principal Executive Officers and Principal Financial Officer believe that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effectively designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the filing date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s officers that are making certifications in the Report, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the Co-Principal Executive Officers and the Principal Financial Officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the period covered by this Report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

This item is not applicable to the Registrant, which is an open-end management investment company.

ITEM 13.	EXHIBITS.

(a)(1)	Code of Ethics is filed herewith.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(a)(3)	This item is not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dimensional Emerging Markets Value Fund

By:	/s/ David P. Butler
David P. Butler
Co-Chief Executive Officer

Date: January 6, 2021

By:	/s/ Gerard K. O’Reilly
Gerard K. O’Reilly
Co-Chief Executive Officer and
Chief Investment Officer

Date: January 6, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ David P. Butler
David P. Butler
Co-Principal Executive Officer
Dimensional Emerging Markets Value Fund

Date: January 6, 2021

By:	/s/ Gerard K. O’Reilly
Gerard K. O’Reilly
Co-Principal Executive Officer
Dimensional Emerging Markets Value Fund

Date: January 6, 2021

By:	/s/ Lisa M. Dallmer
Lisa M. Dallmer
Principal Financial Officer
Dimensional Emerging Markets Value Fund

Date: January 6, 2021